As filed with the Securities and Exchange Commission on April 29, 2011

1933 Act Registration No. 2-75677

1940 Act File No. 811-03373

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	x
Pre-Effective Amendment No. __	_
Post-Effective Amendment No. 72	x
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	x
Amendment No. 73	x

(Check appropriate box or boxes.)

WESTCORE TRUST

(Exact name of Registrant as Specified in Charter)

1290 Broadway, Suite 1100

Denver, CO 80203

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (303) 623-2577

Paul F. Leone, Secretary

Westcore Trust

1290 Broadway, Suite 1100

Denver, CO 80203

(Name and Address of Agent of Service)

Copy to:

Peter H. Schwartz, Esq.

Davis Graham & Stubbs LLP

1550 17th Street, Suite 500

Denver, CO 80202

It is proposed that this filing will become effective (check appropriate box):

__	immediately upon filing pursuant to paragraph (b)
X	on April 30, 2011 pursuant to paragraph (b)
__	60 days after filing pursuant to paragraph (a)(1)
__	on (date) pursuant to paragraph (a)(1)
__	75 days after filing pursuant to paragraph (a)(2)
__	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

__	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of Beneficial Interest

PROSPECTUS
EQUITY & BOND FUNDS
Retail and Institutional Class
APRIL 30, 2011

TICKER SYMBOLS
	Retail	Institutional
Fund	Class	Class
WESTCORE EQUITY FUNDS
Westcore Growth Fund	WTEIX	WILGX
Westcore MIDCO Growth Fund	WTMGX	WIMGX
Westcore Select Fund	WTSLX	–
Westcore Blue Chip Fund	WTMVX	WIMVX
Westcore Mid-Cap Value Fund	WTMCX	–
Westcore Small-Cap Opportunity Fund	WTSCX	WISCX
Westcore Small-Cap Value Fund	WTSVX	WISVX
Westcore Micro-Cap Opportunity Fund	WTMIX	–
Westcore International Small-Cap Fund	WTIFX	–
(formerly the Westcore International Frontier Fund)

WESTCORE BOND FUNDS
Westcore Flexible Income Fund	WTLTX	WILTX
Westcore Plus Bond Fund	WTIBX	WIIBX
Westcore Colorado Tax-Exempt Fund	WTCOX	–

The Securities and Exchange Commission has not approved or disapproved the Funds’ shares or determined if this prospectus is accurate or complete. It is a criminal offense to state otherwise.

Westcore Funds are managed by Denver Investments.

SUMMARY SECTIONS

WESTCORE GROWTH FUND

Investment Objective

Westcore Growth Fund (the “Fund”) seeks to achieve long-term capital appreciation by investing primarily in common stocks of large companies selected for their growth potential.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Retail Class	Institutional Class
Shareholder Fees (fees paid directly from your investment)
Redemption fee (as a percentage of amount of shares redeemed or
exchanged within 90 calendar days from their date of purchase)	2.00%	2.00%
Annual Account Maintenance Fee (for Retail Class accounts under $750)	$12.00	–
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.65%	0.65%
Distribution (12b-1) Fees	None	None
Other Expenses	0.43%	1.48%
Acquired Fund Fees and Expenses(2)	0.00%	0.00%
Total Annual Fund Operating Expenses	1.08%	2.13%
Fee Waiver and Expense Reimbursement	0.00%	(1.19)%
Total Annual Fund Operating Expenses After Fee Waiver and
Expenses Reimbursement(1)	1.08%	0.94%

(1) The Advisor and Administrators have contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses from April 30, 2011 until at least April 30, 2012, so that Net Annual Fund Operating Expenses as reported in the Fund’s Financial Highlights will be no more than 1.15% for the Fund’s Retail Class for such period. In addition, the Advisor has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses in the same proportion as for the Retail Class waivers/reimbursements plus reimbursing the Institutional class-specific other expenses until at least April 30, 2012. The Advisor and Administrators are not contractually bound to continue these waivers/reimbursements past April 30, 2012, however neither party is currently expecting to make any change in the waivers/reimbursements after April 30, 2012.However, you will be notified in writing if these waivers and/or reimbursements are discontinued or materially changed after April 30, 2012.

(2) The Fund’s shareholders indirectly bear the expenses of the other funds in which the Fund invests (Acquired Funds). The operating expenses in this fee table may not correlate to the expense ratio in the financial tables in this prospectus, because the financial tables include only the operating expenses incurred by the Fund, not the indirect costs of investing in the Acquired Funds.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in either the Retail Class or the Institutional Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses remain the same. This Example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for two years through ten. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Retail Class	$110	$343	$595	$1,316
Institutional Class	$96	$552	$1,034	$2,365

SUMMARY SECTIONS

WESTCORE GROWTH FUND (continued)

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 99%.

Principal Investment Strategies of the Fund

  The Fund invests primarily in the common stock of large-cap companies. The portfolio management team identifies companies with market capitalizations of $2 billion and above at the time of purchase that the team believes possess a competitive advantage in the global marketplace, with the potential for high returns on capital and long-term growth.
  The team implements an investment strategy that is based on the belief that equity prices are correlated with earnings over time. The team develops in-house financial models that reflect its growth expectations and uses several methods to estimate the intrinsic worth of a business, with an emphasis on sector-specific valuation metrics. Through independent, fundamental research, the team seeks to identify catalysts it believes should lead to improving company fundamentals and/or accelerating growth.
  The team seeks to manage risk through its valuation discipline and in-depth fundamental research and portfolio structure. With respect to portfolio structure, the team maintains guidelines to typically maintain exposure to nearly all of the sectors within the benchmark and to limit the variance in exposure to a sector relative to the benchmark.
  The team adheres to key growth criteria to identify large-cap growth companies that it believes have sustainable competitive advantages. Key attributes the team looks for include superior management, dominant or increasing market share, established brand position, fundamental catalysts for additional growth, financial strength and flexibility, and operations in an attractive and growing industry. The team strives to fully understand the drivers of growth and profitability for each company and the dynamics of the industry in which a company operates.
  The Fund expects to only invest in securities of companies whose stock is traded on U.S. markets, including depository receipts or shares issued by companies incorporated outside of the United States (e.g., ADRs).
  Stocks may be sold when conditions have changed and the company’s prospects are no longer attractive, its stock price has achieved the team’s valuation target or better relative investment opportunities have been identified.

Principal Risks of Investing in the Fund

  Risk of Loss. You could lose money by investing in the Fund.
  Market Risk. As with any equity fund, the value of your investment will fluctuate over time in response to overall movements in the stock market. Further, investments in common stocks tend to be more volatile than many other investment choices.
  Portfolio Management Risk. The Fund is subject to the risk that the securities held by the Fund will underperform other securities and/ or may decline in value.
  Indirect Foreign Exposure Risk. Investments in U.S. traded securities that are organized under the laws of a foreign country or have significant business operations abroad may be impacted by certain foreign exposure risks indirectly. This includes securities in the form of sponsored and unsponsored depositary receipts. Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these depositary receipts generally bear all of the costs of the depositary facility, and the bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications from the foreign issuer or to pass through voting rights.

SUMMARY SECTIONS

WESTCORE GROWTH FUND (continued)

Risk/Return Bar Chart and Table

The following bar chart and table provide an indication of the risk of investing in the Fund by showing changes in the Fund’s Retail Class performance from year to year and by showing how the Fund’s average annual returns for one, five and ten years for the Retail Class, and one year and since inception for the Institutional Class, compared with those of an unmanaged index of securities. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available on www.westcore.com or call toll-free 800.392.CORE (2673).

Average Annual Total Returns (for the Periods Ended December 31, 2010)

After-tax returns for the Retail Class are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Westcore Growth Fund	1 Year	5 Years	10 Years
Retail Class
Return Before Taxes	15.26%	2.41%	1.42%
Return After Taxes on Distributions	15.26%	1.92%	1.12%
Return After Taxes on Distributions and Sale of Fund Shares	9.92%	1.91%	1.13%
Russell 1000 Growth Index (reflects no deduction for
fees, expenses, or taxes)	16.72%	3.76%	0.02%

		Since Inception
		Institutional Class Only
	1 Year	(September 28, 2007)
Institutional Class
Return Before Taxes	15.44%	(3.14)%
Russell 1000 Growth Index (reflects no deduction for
fees, expenses, or taxes)	16.72%	0.59%

SUMMARY SECTIONS

WESTCORE GROWTH FUND (continued)

Management

Investment Adviser

Denver Investments

Portfolio Managers

Name(s) of Portfolio Manager(s) and Title(s)	Date Began Managing the Fund
Ross G. Moscatelli, CFA
Partner, Director of Large-Cap Growth Research – Denver Investments; Portfolio Manager of the Fund	April 14, 2004
Craig W. Juran, CFA
Partner, Large-Cap Growth Research Analyst; Portfolio Manager of the Fund	November 1, 2004

Other Important Information Regarding Fund Shares

For important information about purchase and sale of fund shares, tax information, and financial intermediary compensation, please turn to “Summary of Other Important Information Regarding Fund Shares” on page 50 of this Prospectus.

SUMMARY SECTIONS

WESTCORE MIDCO GROWTH FUND

Investment Objective

Westcore MIDCO Growth Fund (the “Fund”) seeks to achieve long-term capital appreciation by investing primarily in medium-sized growth companies.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Retail Class	Institutional Class
Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of amount of shares redeemed or
exchanged within 90 calendar days from their date of purchase)	2.00%	2.00%
Annual Account Maintenance Fee (for Retail Class accounts under $750)	$12.00	–
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.65%	0.65%
Distribution (12b-1) Fees	None	None
Other Expenses	0.40%	0.33%
Acquired Fund Fees and Expenses(2)	0.00%	0.00%
Total Annual Fund Operating Expenses	1.05%	0.98%
Fee Waiver and Expense Reimbursement	0.00%	(0.05)%
Total Annual Fund Operating Expenses After Fee Waiver and
Expenses Reimbursement(1)	1.05%	0.93%

(1) The Advisor and Administrators have contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses from April 30, 2011 until at least April 30, 2012, so that Net Annual Fund Operating Expenses as reported in the Fund’s Financial Highlights will be no more than 1.15% for the Fund’s Retail Class for such period. In addition, the Advisor has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses in the same proportion as for the Retail Class waivers/reimbursements plus reimbursing the Institutional class-specific other expenses until at least April 30, 2012. The Advisor and Administrators are not contractually bound to continue these waivers/reimbursements past April 30, 2012, however neither party is currently expecting to make any change in the waivers/reimbursements after April 30, 2012.However, you will be notified in writing if these waivers and/or reimbursements are discontinued or materially changed after April 30, 2012.

(2) The Fund’s shareholders indirectly bear the expenses of the other funds in which the Fund invests (Acquired Funds). The operating expenses in this fee table may not correlate to the expense ratio in the financial tables in this prospectus, because the financial tables include only the operating expenses incurred by the Fund, not the indirect costs of investing in the Acquired Funds.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in either the Retail Class or the Institutional Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses remain the same. This Example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for two years through ten. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Retail Class	$107	$334	$579	$1,281
Institutional Class	$95	$307	$537	$1,196

SUMMARY SECTIONS

WESTCORE MIDCO GROWTH FUND (continued)

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 98%.

Principal Investment Strategies of the Fund

  The Fund emphasizes investments in medium-sized companies that have attractive growth prospects for earnings and/or cash flows.
  Under normal circumstances, the Fund invests at least eighty percent (80%) of the value of its net assets plus any borrowings for investment purposes in mid-cap companies.
  The Fund currently considers “mid-cap companies” to be those included in, or similar in size to those included in its benchmark index, the Russell Midcap Growth Index, at the time of purchase. The team typically maintains a range within the parameters of the benchmark index to further narrow the universe of mid-cap companies. As of the most recent “reconstitution” of the benchmark index on May 31, 2010, the benchmark capitalization range was $1.3 billion to $14.1 billion. As of March 31, 2011, the weighted average market capitalization of the benchmark index was approximately $8.7 billion as compared to approximately $6.5 billion for the companies within the Fund’s portfolio. Please note that these market capitalization measures will fluctuate over time.
  The Fund’s portfolio management team implements an investment strategy through a combination of quantitative sector-specific screening and independent fundamental research. The team constructs a portfolio designed to generate alpha primarily through stock selection.
  A proprietary valuation model is created for all potential investments in order to identify the key drivers of earnings and cash flow and to gauge embedded expectations implied in a stock’s current price. The team focuses its research on understanding what impacts these drivers and determining how its estimates differ from market expectations.
  With respect to portfolio structure, the team typically maintains guidelines to limit the variance in exposure to a sector relative to the benchmark.
  The Fund expects to only invest in securities of companies whose stock is traded on U.S. markets, including depository receipts or shares issued by companies incorporated outside of the United States (e.g., ADRs).
  Stocks may be sold when conditions have changed and the company’s prospects are no longer attractive, its stock price has achieved the team’s valuation target, certain objective criteria are met or better relative investment opportunities have been identified.

Principal Risks of Investing in the Fund

  Risk of Loss. You could lose money by investing in the Fund.
  Market Risk. As with any equity fund, the value of your investment will fluctuate over time in response to overall movements in the stock market. Further, investments in common stocks tend to be more volatile than many other investment choices.
  Portfolio Management Risk. The Fund is subject to the risk that the securities held by the Fund will underperform other securities and/or may decline in value.
  Indirect Foreign Exposure Risk. Investments in U.S. traded securities that are organized under the laws of a foreign country or have significant business operations abroad may be impacted by certain foreign exposure risks indirectly. This includes securities in the form of sponsored and unsponsored depositary receipts. Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these depositary receipts generally bear all of the costs of the depositary facility, and the bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications from the foreign issuer or to pass through voting rights.

SUMMARY SECTIONS

WESTCORE MIDCO GROWTH FUND (continued)

Risk/Return Bar Chart and Table

The following bar chart and table provide an indication of the risk of investing in the Fund by showing changes in the Fund’s Retail Class performance from year to year and by showing how the Fund’s average annual returns for one, five and ten years for the Retail Class, and one year and since inception for the Institutional Class, compared with those of an unmanaged index of securities. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available on www.westcore.com or call toll-free 800.392.CORE (2673).

Average Annual Total Returns (for the Periods Ended December 31, 2010)

After-tax returns for the Retail Class are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Westcore MIDCO Growth Fund	1 Year	5 Years	10 Years
Retail Class
Return Before Taxes	30.19%	5.58%	4.83%
Return After Taxes on Distributions	30.19%	4.03%	4.05%
Return After Taxes on Distributions and Sale of Fund Shares	19.62%	4.32%	3.96%
Russell Midcap Growth Index (reflects no deduction for
fees, expenses, or taxes)	26.38%	4.88%	3.12%

		Since Inception
		Institutional Class Only
	1 Year	(September 28, 2007)
Institutional Class
Return Before Taxes	30.27%	0.71%
Russell Midcap Growth Index (reflects no deduction for
fees, expenses, or taxes)	26.38%	1.56%

SUMMARY SECTIONS

WESTCORE MIDCO GROWTH FUND (continued)

Management

Investment Adviser

Denver Investments

Portfolio Managers

Name(s) of Portfolio Manager(s) and Title(s)	Date Began Managing the Fund
William S. Chester, CFA
Partner, Co-Director of Mid-Cap Growth Research – Denver Investments; Portfolio Manager of the Fund	October 1, 2002
Mitch S. Begun, CFA
Partner, Co-Director of Mid-Cap Growth Research – Denver Investments; Portfolio Manager of the Fund	April 29, 2008
Adam C. Bliss
Partner, Mid-Cap Growth Research Analyst – Denver Investments; Portfolio Manager of the Fund	April 29, 2008
Brian C. Fitzsimons, CFA
Partner, Mid-Cap Growth Research Analyst – Denver Investments; Portfolio Manager of the Fund	April 30, 2010
Jeffrey J. Loehr, CFA
Partner, Mid-Cap Growth Research Analyst – Denver Investments; Portfolio Manager of the Fund	April 29, 2008
F. Wiley Reed, CFA
Partner, Mid-Cap Growth Research Analyst – Denver Investments; Portfolio Manager of the Fund	June 1, 2005

Other Important Information Regarding Fund Shares

For important information about purchase and sale of fund shares, tax information, and financial intermediary compensation, please turn to “Summary of Other Important Information Regarding Fund Shares” on page 50 of this Prospectus.

SUMMARY SECTIONS

WESTCORE SELECT FUND

Investment Objective

Westcore Select Fund (the “Fund”) seeks to achieve long-term growth of capital through a limited number of investments in primarily medium-sized companies selected for their growth potential.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Retail Class
Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of amount of shares redeemed or exchanged within 90 calendar days from
their date of purchase)	2.00%
Annual Account Maintenance Fee (for Retail Class accounts under $750)	$12.00
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.65%
Distribution (12b-1) Fees	None
Other Expenses	0.42%
Acquired Fund Fees and Expenses(2)	0.01%
Total Annual Fund Operating Expenses	1.08%
Fee Waiver and Expense Reimbursement	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and Expenses Reimbursement(1)	1.08%

(1) The Advisor and Administrators have contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses from April 30, 2011 until at least April 30, 2012, so that Net Annual Fund Operating Expenses as reported in the Fund’s Financial Highlights will be no more than 1.15% for the Fund’s Retail Class for such period. In addition, the Advisor has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses in the same proportion as for the Retail Class waivers/reimbursements plus reimbursing the Institutional class-specific other expenses until at least April 30, 2012. The Advisor and Administrators are not contractually bound to continue these waivers/reimbursements past April 30, 2012, however neither party is currently expecting to make any change in the waivers/reimbursements after April 30, 2012.However, you will be notified in writing if these waivers and/or reimbursements are discontinued or materially changed after April 30, 2012.

(2)  The Fund’s shareholders indirectly bear the expenses of the other funds in which the Fund invests (Acquired Funds). The operating expenses in this fee table may not correlate to the expense ratio in the financial tables in this prospectus, because the financial tables include only the operating expenses incurred by the Fund, not the indirect costs of investing in the Acquired Funds.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Retail Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses remain the same. This Example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for two years through ten. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Retail Class	$110	$343	$595	$1,316

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 143%.

SUMMARY SECTIONS

WESTCORE SELECT FUND (continued)

Principal Investment Strategies of the Fund

  The Fund invests in the common stock of 20-35 companies that have attractive growth prospects.
  The Fund invests primarily in mid-cap companies but may also invest in smaller market capitalization companies. Shareholders should expect the Fund to have a significant overlap with the investments held in the MIDCO Growth Fund.
  The Fund currently considers “medium-sized companies” to be companies whose market capitalizations, at the time of purchase, are similar in size to those included in its benchmark index, the Russell Midcap Growth Index. The team maintains a specific range to further narrow the universe of mid cap companies which is within the parameters of the benchmark index range. As of the most recent “reconstitution” of the benchmark index on May 31, 2010, the benchmark capitalization range was $1.3 billion to $14.1 billion. A specific range for the smaller cap companies is also defined by the team. As of March 31, 2011, the weighted average market capitalization of the benchmark index was approximately $8.7 billion as compared to approximately $5.9 billion for the companies within the Fund’s portfolio. Please note that these market capitalization measures will fluctuate over time.
  The Fund’s portfolio management team implements an investment strategy through a combination of quantitative sector-specific screening and independent fundamental research. The team constructs a portfolio designed to generate alpha primarily through stock selection.
  A proprietary valuation model is created for all potential investments in order to identify the key drivers of earnings and cash flow and to gauge embedded expectations implied in a stock’s current price. The team focuses its research on understanding what impacts these drivers and determining how its estimates differ from market expectations.
  With respect to portfolio structure, the team maintains exposure to several sectors, however due to the limited number of holdings in the Fund, it is expected that the variance in sector weights as compared to the benchmark may be significant. The team maintains guidelines to monitor this variance.
  The Fund expects to only invest in securities of companies whose stock is traded on U.S. markets, including depository receipts or shares issued by companies incorporated outside of the United States (e.g., ADRs).
  Stocks may be sold when conditions have changed and the company’s prospects are no longer attractive, its stock price has achieved the team’s valuation target, certain objective criteria are met or better relative investment opportunities have been identified.

Principal Risks of Investing in the Fund

  Risk of Loss. You could lose money by investing in the Fund.
  Market Risk. As with any equity fund, the value of your investment will fluctuate over time in response to overall movements in the stock market. Further, investments in common stocks tend to be more volatile than many other investment choices.
  Portfolio Management Risk. The Fund is subject to the risk that the securities held by the Fund will underperform other securities and/ or may decline in value.
  Non-Diversification Risk. The Fund is non-diversified. This means it may invest in fewer investments than diversified funds. These investments may react similarly to certain negative market or industry conditions. Also the appreciation or depreciation of a single stock may have a greater impact on the NAV than if the Fund held a greater number of issues. Therefore, the Fund may be more volatile than diversified funds.
  Indirect Foreign Exposure Risk. Investments in U.S. traded securities that are organized under the laws of a foreign country or have significant business operations abroad may be impacted by certain foreign exposure risks indirectly. This includes securities in the form of sponsored and unsponsored depositary receipts. Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these depositary receipts generally bear all of the costs of the depositary facility, and the bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications from the foreign issuer or to pass through voting rights.

SUMMARY SECTIONS

WESTCORE SELECT FUND (continued)

Risk/Return Bar Chart and Table

The following bar chart and table provide an indication of the risk of investing in the Fund by showing changes in the Fund’s Retail Class performance from year to year and by showing how the Fund’s average annual returns for one, five and ten years compared with those of an unmanaged index of securities. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available on www.westcore.com or call toll-free 800.392.CORE (2673).

Average Annual Total Returns (for the Periods Ended December 31, 2010)

After-tax returns for the Retail Class are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Westcore Select Fund	1 Year	5 Years	10 Years
Retail Class
Return Before Taxes	30.55%	10.60%	6.77%
Return After Taxes on Distributions	30.55%	9.99%	6.48%
Return After Taxes on Distributions and Sale of Fund Shares	19.85%	8.90%	5.80%
Russell Midcap Growth Index (reflects no deduction for
fees, expenses, or taxes)	26.38%	4.88%	3.12%

SUMMARY SECTIONS

WESTCORE SELECT FUND (continued)

Management

Investment Adviser

Denver Investments

Portfolio Managers

Name(s) of Portfolio Manager(s) and Title(s)	Date Began Managing the Fund
William S. Chester, CFA
Partner, Co-Director of Mid-Cap Growth Research – Denver Investments; Portfolio Manager of the Fund	December 1, 2001
Mitch S. Begun, CFA
Partner, Co-Director of Mid-Cap Growth Research – Denver Investments; Portfolio Manager of the Fund	April 30, 2010
Adam C. Bliss
Partner, Mid-Cap Growth Research Analyst – Denver Investments; Portfolio Manager of the Fund	April 30, 2010
Brian C. Fitzsimons, CFA
Partner, Mid-Cap Growth Research Analyst – Denver Investments; Portfolio Manager of the Fund	April 30, 2010
Jeffrey J. Loehr, CFA
Partner, Mid-Cap Growth Research Analyst – Denver Investments; Portfolio Manager of the Fund	April 30, 2010
F. Wiley Reed, CFA
Partner, Mid-Cap Growth Research Analyst – Denver Investments; Portfolio Manager of the Fund	April 30, 2010

Other Important Information Regarding Fund Shares

For important information about purchase and sale of fund shares, tax information, and financial intermediary compensation, please turn to “Summary of Other Important Information Regarding Fund Shares” on page 50 of this Prospectus.

SUMMARY SECTIONS

WESTCORE BLUE CHIP FUND

Investment Objective

Westcore Blue Chip Fund (the “Fund”) seeks to achieve long-term total return by investing primarily in common stocks of large, well-established companies whose stocks appear to be undervalued.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Retail Class	Institutional Class
Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of amount of shares redeemed or
exchanged within 90 calendar days from their date of purchase)	2.00%	2.00%
Annual Account Maintenance Fee (for Retail Class accounts under $750)	$12.00	–
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.65%	0.65%
Distribution (12b-1) Fees	None	None
Other Expenses	0.63%	0.46%
Acquired Fund Fees and Expenses(2)	0.00%	0.00%
Total Annual Fund Operating Expenses	1.28%	1.11%
Fee Waiver and Expense Reimbursement	(0.13)%	(0.06)%
Total Annual Fund Operating Expenses After Fee Waiver and Expenses
Reimbursement(1)	1.15%	1.05%

(1) The Advisor and Administrators have contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses from April 30, 2011 until at least April 30, 2012, so that Net Annual Fund Operating Expenses as reported in the Fund’s Financial Highlights will be no more than 1.15% for the Fund’s Retail Class for such period. In addition, the Advisor has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses in the same proportion as for the Retail Class waivers/reimbursements plus reimbursing the Institutional class-specific other expenses until at least April 30, 2012. The Advisor and Administrators are not contractually bound to continue these waivers/reimbursements past April 30, 2012, however neither party is currently expecting to make any change in the waivers/reimbursements after April 30, 2012.However, you will be notified in writing if these waivers and/or reimbursements are discontinued or materially changed after April 30, 2012.

(2) The Fund’s shareholders indirectly bear the expenses of the other funds in which the Fund invests (Acquired Funds). The operating expenses in this fee table may not correlate to the expense ratio in the financial tables in this prospectus, because the financial tables include only the operating expenses incurred by the Fund, not the indirect costs of investing in the Acquired Funds.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in either the Retail Class or the Institutional Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses remain the same. This Example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for two years through ten. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Retail Class	$117	$393	$689	$1,532
Institutional Class	$107	$347	$606	$1,345

SUMMARY SECTIONS

WESTCORE BLUE CHIP FUND (continued)

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 39%.

Principal Investment Strategies of the Fund

  The Fund emphasizes investments in large-cap, well-established companies that appear to be undervalued based on various financial measures/ratios and have improving business prospects due to strong company and industry dynamics.
  The Fund will invest, under normal circumstances, at least eighty percent (80%) of the value of its net assets in large, well-established, companies, as measured at the time of purchase.
  The Fund currently considers “large, well-established” companies to be those included in, or similar in size to those included in, Standard
  & Poor’s 500 Composite Stock Price Index with a record, together with predecessors, equal to or greater than three years of continuous operation. Large companies may benefit from attributes such as market dominance, substantial financial resources and the opportunity to be global leaders in their industries. These characteristics may result in increased stability for the company and a lower-risk investment for the Fund than smaller companies. As of March 31, 2011, companies within this benchmark index ranged from approximately $1.5 billion to approximately $417 billion in market capitalization. As of March 31, 2011, the weighted average market capitalization of the benchmark index was approximately $91 billion as compared to approximately $57 billion for the companies within the Fund’s portfolio. Please note that these market capitalization measures will fluctuate over time.
  The Fund’s portfolio management team implements an investment strategy that is based on the belief that the market rewards companies over time for their free cash flow rather than their reported earnings. The strategy utilizes a bottom-up approach, which is grounded in independent fundamental research. The team seeks to invest in companies where the future free cash flow and return-on-invested-capital appear to be undervalued by the market. The team constructs a diversified portfolio designed to generate alpha primarily through stock selection.
  The team believes that the combination of proprietary, sector-specific quantitative screening and independent fundamental analysis provides an information advantage that is critical to exploiting market inefficiencies. Through this approach, the team seeks to identify and thoroughly assess the key value-creating drivers for a company.
  The team researches companies where the early fundamental improvement in free cash flow appears sustainable and not yet recognized by the market. It seeks to develop an in-depth understanding of the economics of the business and sustainability of a company’s competitive advantage by speaking to sources that “touch” the product(s) or service(s) including customers, suppliers, competitors and other industry contacts.
  Investing in cash-generative companies at attractive valuations is the goal of the team’s process. The team values companies based primarily on a proprietary discounted cash flow model using estimates derived from its proprietary research. The team seeks to manage risk through its valuation discipline and through in-depth fundamental research and portfolio structure.
  With respect to portfolio structure, the team maintains guidelines to typically limit the variance in exposure to a sector relative to the benchmark.
  The Fund expects to only invest in securities of companies whose stock is traded on U.S. markets, including depository receipts or shares issued by companies incorporated outside of the United States (e.g., ADRs).
  Stocks may be sold when conditions have changed and the company’s prospects are no longer attractive, its stock price has achieved the team’s valuation target or better relative investment opportunities have been identified.

Principal Risks of Investing in the Fund

  Risk of Loss. You could lose money by investing in the Fund.
  Market Risk. As with any equity fund, the value of your investment will fluctuate over time in response to overall movements in the stock market. Further, investments in common stocks tend to be more volatile than many other investment choices.
  Portfolio Management Risk. The Fund is subject to the risk that the securities held by the Fund will underperform other securities and/ or may decline in value.
  Indirect Foreign Exposure Risk. Investments in U.S. traded securities that are organized under the laws of a foreign country or have significant business operations abroad may be impacted by certain foreign exposure risks indirectly. This includes securities in the form of sponsored and unsponsored depositary receipts. Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these depositary receipts generally bear all of the costs of the depositary facility, and the bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications from the foreign issuer or to pass through voting rights.

SUMMARY SECTIONS

WESTCORE BLUE CHIP FUND (continued)

Risk/Return Bar Chart and Table

The following bar chart and table provide an indication of the risk of investing in the Fund by showing changes in the Fund’s Retail Class performance from year to year and by showing how the Fund’s average annual returns for one, five and ten years for the Retail Class, and one year and since inception for the Institutional Class compared with those of an unmanaged index of securities. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available on www.westcore.com or call toll-free 800.392.CORE (2673).

Average Annual Total Returns (for the Periods Ended December 31, 2010)

After-tax returns for the Retail Class are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Westcore Blue Chip Fund	1 Year	5 Years	10 Years
Retail Class
Return Before Taxes	3.99%	(0.07)%	1.61%
Return After Taxes on Distributions	3.89%	(0.52)%	1.09%
Return After Taxes on Distributions and Sale of Fund Shares	2.72%	(0.04)%	1.32%
S&P 500 Index (reflects no deduction for fees,
expenses, or taxes)	15.06%	2.29%	1.41%

		Since Inception
		Institutional Class Only
	1 Year	(September 28, 2007)
Institutional Class
Return Before Taxes	4.05%	(5.78)%
S&P 500 Index (reflects no deduction for fees,
expenses, or taxes)	15.06%	(3.64)%

SUMMARY SECTIONS

WESTCORE BLUE CHIP FUND (continued)

Management

Investment Adviser

Denver Investments

Portfolio Managers

Name(s) of Portfolio Manager(s) and Title(s)	Date Began Managing the Fund
Kris B. Herrick, CFA
Partner, Director of Value Research – Denver Investments; Portfolio Manager of the Fund	October 1, 2002
Mark M. Adelmann, CFA, CPA
Partner, Value Research Analyst – Denver Investments; Portfolio Manager of the Fund	October 1, 2002
Derek R. Anguilm, CFA
Partner, Value Research Analyst – Denver Investments; Portfolio Manager of the Fund	October 1, 2003
Troy Dayton, CFA
Partner, Value Research Analyst – Denver Investments; Portfolio Manager of the Fund	October 1, 2002
Lisa Z. Ramirez, CFA
Partner, Value Research Analyst – Denver Investments; Portfolio Manager of the Fund	April 30, 2009

Other Important Information Regarding Fund Shares

For important information about purchase and sale of fund shares, tax information, and financial intermediary compensation, please turn to “Summary of Other Important Information Regarding Fund Shares” on page 50 of this Prospectus.

SUMMARY SECTIONS

WESTCORE MID-CAP VALUE FUND

Investment Objective

Westcore Mid-Cap Value Fund (the “Fund”) seeks to achieve long-term capital appreciation by investing primarily in medium-sized companies whose stocks appear to be undervalued.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Retail Class
Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of amount of shares redeemed or exchanged within 90 calendar days from
their date of purchase)	2.00%
Annual Account Maintenance Fee (for Retail Class accounts under $750)	$12.00
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.75%
Distribution (12b-1) Fees	None
Other Expenses	0.52%
Acquired Fund Fees and Expenses(2)	0.00%
Total Annual Fund Operating Expenses	1.27%
Fee Waiver and Expense Reimbursement	(0.02)%
Total Annual Fund Operating Expenses After Fee Waiver and Expenses Reimbursement(1)	1.25%

(1) The Advisor and Administrators have contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses from April 30, 2011 until at least April 30, 2012, so that Net Annual Fund Operating Expenses as reported in the Fund’s Financial Highlights will be no more than 1.25% for the Fund’s Retail Class for such period. In addition, the Advisor has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses in the same proportion as for the Retail Class waivers/reimbursements plus reimbursing the Institutional class-specific other expenses until at least April 30, 2012. The Advisor and Administrators are not contractually bound to continue these waivers/reimbursements past April 30, 2012, however neither party is currently expecting to make any change in the waivers/reimbursements after April 30, 2012.However, you will be notified in writing if these waivers and/or reimbursements are discontinued or materially changed after April 30, 2012.

(2) The Fund’s shareholders indirectly bear the expenses of the other funds in which the Fund invests (Acquired Funds). The operating expenses in this fee table may not correlate to the expense ratio in the financial tables in this prospectus, because the financial tables include only the operating expenses incurred by the Fund, not the indirect costs of investing in the Acquired Funds.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Retail Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses remain the same. This Example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for two years through ten. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Retail Class	$127	$401	$695	$1,530

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 33%.

SUMMARY SECTIONS

WESTCORE MID-CAP VALUE FUND (continued)

Principal Investment Strategies of the Fund

  The Fund emphasizes investments in medium-sized companies that appear to be undervalued based on various financial measures/ratios with improving business prospects due to strong company and industry dynamics.
  Under normal circumstances, at least eighty percent (80%) of the value of the Fund’s net assets, plus any borrowings for investment purposes, is invested in mid-cap companies.
  The Fund currently considers “mid-cap companies” to be those included in, or similar in size to those included in its benchmark index, the Russell Midcap Value Index, at the time of purchase. As of the most recent “reconstitution” of the benchmark index on May 31, 2010, the benchmark capitalization range was $1.3 billion to $14.1 billion. As of March 31, 2011, the weighted average market capitalization of the benchmark index was approximately $8.4 billion as compared to approximately $6.4 billion for the companies within the Fund’s portfolio. Please note that these market capitalization measures will fluctuate over time.
  The Fund’s portfolio management team implements an investment strategy that is based on the belief that the market rewards companies over time for their free cash flow rather than their reported earnings. The strategy utilizes a bottom-up approach, which is grounded in independent fundamental research. The team seeks to invest in companies where the future free cash flow and return-on-invested-capital appear to be undervalued by the market. The team constructs a diversified portfolio designed to generate alpha primarily through stock selection.
  The team believes that the combination of proprietary, sector-specific quantitative screening and independent fundamental analysis provides an information advantage that is critical to exploiting market inefficiencies. Through this approach, the team seeks to identify and thoroughly assess the key value-creating drivers for a company.
  The team researches companies where the early fundamental improvement in free cash flow appears sustainable and not yet recognized by the market. It seeks to develop an in-depth understanding of the economics of the business and sustainability of a company’s competitive advantage by speaking to sources that “touch” the product(s) or service(s) including customers, suppliers, competitors and other industry contacts.
  Investing in cash-generative companies at attractive valuations is the goal of the team’s process. The team values companies based primarily on a proprietary discounted cash flow model using estimates derived from its proprietary research. The team seeks to manage risk through its valuation discipline and through in-depth fundamental research and portfolio structure.
  With respect to portfolio structure, the team maintains guidelines to typically limit the variance in exposure to a sector relative to the benchmark.
  The Fund expects to only invest in securities of companies whose stock is traded on U.S. markets, including depository receipts or shares issued by companies incorporated outside of the United States (e.g., ADRs).
  Stocks may be sold when conditions have changed and the company’s prospects are no longer attractive, its stock price has achieved the team’s valuation target or better relative investment opportunities have been identified.

Principal Risks of Investing in the Fund

  Risk of Loss. You could lose money by investing in the Fund.
  Market Risk. As with any equity fund, the value of your investment will fluctuate over time in response to overall movements in the stock market. Further, investments in common stocks tend to be more volatile than many other investment choices.
  Portfolio Management Risk. The Fund is subject to the risk that the securities held by the Fund will underperform other securities and/ or may decline in value.
  Indirect Foreign Exposure Risk. Investments in U.S. traded securities that are organized under the laws of a foreign country or have significant business operations abroad may be impacted by certain foreign exposure risks indirectly. This includes securities in the form of sponsored and unsponsored depositary receipts. Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these depositary receipts generally bear all of the costs of the depositary facility, and the bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications from the foreign issuer or to pass through voting rights.

SUMMARY SECTIONS

WESTCORE MID-CAP VALUE FUND (continued)

Risk/Return Bar Chart and Table

The following bar chart and table provide an indication of the risk of investing in the Fund by showing changes in the Fund’s Retail Class performance from year to year and by showing how the Fund’s average annual returns for one, five and ten years compared with those of an unmanaged index of securities. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available on www.westcore.com or call toll-free 800.392.CORE (2673).

Average Annual Total Returns (for the Periods Ended December 31, 2010)

After-tax returns for the Retail Class are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Westcore Mid-Cap Value Fund	1 Year	5 Years	10 Years
Retail Class
Return Before Taxes	20.18%	0.82%	5.75%
Return After Taxes on Distributions	20.09%	0.65%	5.18%
Return After Taxes on Distributions and Sale of Fund Shares	13.24%	0.69%	4.80%
Russell Midcap Value Index (reflects no deduction for
fees, expenses, or taxes)	24.75%	4.08%	8.07%

SUMMARY SECTIONS

WESTCORE MID-CAP VALUE FUND (continued)

Management

Investment Adviser

Denver Investments

Portfolio Managers

Name(s) of Portfolio Manager(s) and Title(s)	Date Began Managing the Fund
Kris B. Herrick, CFA
Partner, Director of Value Research – Denver Investments; Portfolio Manager of the Fund	October 1, 2002
Mark M. Adelmann, CFA, CPA
Partner, Value Research Analyst – Denver Investments; Portfolio Manager of the Fund	October 1, 2002
Derek R. Anguilm, CFA
Partner, Value Research Analyst – Denver Investments; Portfolio Manager of the Fund	October 1, 2003
Troy Dayton, CFA
Partner, Value Research Analyst – Denver Investments; Portfolio Manager of the Fund	October 1, 2002
Lisa Z. Ramirez, CFA
Partner, Value Research Analyst – Denver Investments; Portfolio Manager of the Fund	April 30, 2009

Other Important Information Regarding Fund Shares

For important information about purchase and sale of fund shares, tax information, and financial intermediary compensation, please turn to “Summary of Other Important Information Regarding Fund Shares” on page 50 of this Prospectus.

SUMMARY SECTIONS

WESTCORE SMALL-CAP OPPORTUNITY FUND

Investment Objective

Westcore Small-Cap Opportunity Fund (the “Fund”) seeks to achieve long-term capital appreciation primarily through investments in companies with small capitalizations whose stocks appear to be undervalued.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Retail Class	Institutional Class
Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of amount of shares redeemed or
exchanged within 90 calendar days from their date of purchase)	2.00%	2.00%
Annual Account Maintenance Fee (for Retail Class accounts under $750)	$12.00	–
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	1.00%	1.00%
Distribution (12b-1) Fees	None	None
Other Expenses	0.52%	1.39%
Acquired Fund Fees and Expenses(2)	0.01%	0.01%
Total Annual Fund Operating Expenses	1.53%	2.40%
Fee Waiver and Expense Reimbursement	(0.22)%	(1.17)%
Total Annual Fund Operating Expenses After Fee Waiver and
Expenses Reimbursement(1)	1.31%	1.23%

(1) The Advisor and Administrators have contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses from April 30, 2011 until at least April 30, 2012, so that Net Annual Fund Operating Expenses as reported in the Fund’s Financial Highlights will be no more than 1.30% for the Fund’s Retail Class for such period. In addition, the Advisor has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses in the same proportion as for the Retail Class waivers/reimbursements plus reimbursing the Institutional class-specific other expenses until at least April 30, 2012. The Advisor and Administrators are not contractually bound to continue these waivers/reimbursements past April 30, 2012, however neither party is currently expecting to make any change in the waivers/reimbursements after April 30, 2012.However, you will be notified in writing if these waivers and/or reimbursements are discontinued or materially changed after April 30, 2012.

(2) The Fund’s shareholders indirectly bear the expenses of the other funds in which the Fund invests (Acquired Funds). The operating expenses in this fee table may not correlate to the expense ratio in the financial tables in this prospectus, because the financial tables include only the operating expenses incurred by the Fund, not the indirect costs of investing in the Acquired Funds.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in either the Retail Class or the Institutional Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses remain the same. This Example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for two years through ten. Although your costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Retail Class	$133	$462	$813	$1,803
Institutional Class	$125	$636	$1,174	$2,643

SUMMARY SECTIONS

WESTCORE SMALL-CAP OPPORTUNITY FUND (continued)

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 49%.

Principal Investment Strategies of the Fund

  The Fund emphasizes investments in small-cap companies that appear to be undervalued based on various financial measures/ratios with improving business prospects due to strong company and industry dynamics.
  Small companies may benefit from factors such as new products and services and more entrepreneurial management than larger companies. Small company stocks typically have higher return/risk potential than larger company stocks.
  Under normal circumstances, at least eighty percent (80%) of the value of the Fund’s net assets, plus any borrowings for investment purposes, is invested in small-cap companies.
  The Fund currently considers “small-cap companies” to be those included in, or similar in size to those included in its benchmark index, the Russell 2000 Index, at the time of purchase. As of the most recent “reconstitution” of the benchmark index on May 31, 2010, the benchmark capitalization range was $112 million to $2.3 billion. As of March 31, 2011, the weighted average market capitalization for the benchmark index was approximately $1.4 billion as compared to approximately $1.3 billion for the companies within the Fund’s portfolio. Please note that these market capitalization measures will fluctuate over time.
  The Fund’s portfolio management team implements an investment strategy that is based on the belief that the market rewards companies over time for their free cash flow rather than their reported earnings. The strategy utilizes a bottom-up approach, which is grounded in independent fundamental research. The team seeks to invest in companies where the future free cash flow and return-on-invested-capital appear to be undervalued by the market. The team constructs a diversified portfolio designed to generate alpha primarily through stock selection.
  The team believes that the combination of proprietary, sector-specific quantitative screening and independent fundamental analysis provides an information advantage that is critical to exploiting market inefficiencies. Through this approach, the team seeks to identify and thoroughly assess the key value-creating drivers for a company.
  The team researches companies where the early fundamental improvement in free cash flow appears sustainable and not yet recognized by the market. It seeks to develop an in-depth understanding of the economics of the business and sustainability of a company’s competitive advantage by speaking to sources that “touch” the product(s) or service(s) including customers, suppliers, competitors and other industry contacts.
  Investing in cash-generative companies at attractive valuations is the goal of the team’s process. The team values companies based primarily on a proprietary discounted cash flow model using estimates derived from its proprietary research. The team seeks to manage risk through its valuation discipline and through in-depth fundamental research and portfolio structure.
  With respect to portfolio structure, the team maintains guidelines to typically limit the variance in exposure to a sector relative to the benchmark.
  The Fund expects to only invest in securities of companies whose stock is traded on U.S. markets, including depository receipts or shares issued by companies incorporated outside of the United States (e.g., ADRs).
  Stocks may be sold when conditions have changed and the company’s prospects are no longer attractive, its stock price has achieved the team’s valuation target or better relative investment opportunities have been identified.

Principal Risks of Investing in the Fund

  Risk of Loss. You could lose money by investing in the Fund.
  Market Risk. As with any equity fund, the value of your investment will fluctuate over time in response to overall movements in the stock market. Further, investments in common stocks tend to be more volatile than many other investment choices.
  Portfolio Management Risk. The Fund is subject to the risk that the securities held by the Fund will underperform other securities and/ or may decline in value.
  Small Company Risk. The Fund is also subject to the general risk that the stocks of smaller and newer companies can involve greater risks than those associated with larger, more established companies. Small-cap company stocks may be subject to more abrupt or erratic price movements due to a number of reasons, including that the stocks are traded in lower volume and that the issuers are more sensitive to changing conditions and have less certain growth prospects. Small-cap companies in which the Funds may invest typically lack of financial resources, product diversification and competitive strengths of larger companies which may cause the value of the Funds to be more volatile.
  Indirect Foreign Exposure Risk. Investments in U.S. traded securities that are organized under the laws of a foreign country or have significant business operations abroad may be impacted by certain foreign exposure risks indirectly. This includes securities in the form of sponsored and unsponsored depositary receipts. Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these depositary receipts generally bear all of the costs of the depositary facility, and the bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications from the foreign issuer or to pass through voting rights.

SUMMARY SECTIONS

WESTCORE SMALL-CAP OPPORTUNITY FUND (continued)

Risk/Return Bar Chart and Table

The following bar chart and table provide an indication of the risk of investing in the Fund by showing changes in the Fund’s Retail Class performance from year to year and by showing how the Fund’s average annual returns for one, five and ten years for the Retail Class, and one year and since inception for the Institutional Class compared with those of an unmanaged index of securities. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available on www.westcore.com or call toll-free 800.392.CORE (2673).

Average Annual Total Returns (for the Periods Ended December 31, 2010)

After-tax returns for the Retail Class are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Westcore Small-Cap Opportunity Fund	1 Year	5 Years	10 Years
Retail Class
Return Before Taxes	20.77%	2.25%	6.43%
Return After Taxes on Distributions	20.76%	1.88%	5.97%
Return After Taxes on Distributions and Sale of Fund Shares	13.52%	1.88%	5.61%
Russell 2000 Index (reflects no deduction for fees,
expenses, or taxes)	26.86%	4.47%	6.33%

		Since Inception
		Institutional Class Only
	1 Year	(September 28, 2007)
Institutional Class
Return Before Taxes	20.84%	(2.80)%
Russell 2000 Index (reflects no deduction for fees,
expenses, or taxes)	26.86%	1.11%

SUMMARY SECTIONS

WESTCORE SMALL-CAP OPPORTUNITY FUND (continued)

Management

Investment Adviser

Denver Investments

PortfolioManagers

Name(s) of Portfolio Manager(s) and Title(s)	Date Began Managing the Fund
Kris B. Herrick, CFA
Partner, Director of Value Research – Denver Investments; Portfolio Manager of the Fund	October 1, 2002
Mark M. Adelmann, CFA, CPA
Partner, Value Research Analyst – Denver Investments; Portfolio Manager of the Fund	October 1, 2002
Derek R. Anguilm, CFA
Partner, Value Research Analyst – Denver Investments; Portfolio Manager of the Fund	October 1, 2003
Troy Dayton, CFA
Partner, Value Research Analyst – Denver Investments; Portfolio Manager of the Fund	October 1, 2002
Lisa Z. Ramirez, CFA
Partner, Value Research Analyst – Denver Investments; Portfolio Manager of the Fund	April 30, 2009

Other Important Information Regarding Fund Shares

For important information about purchase and sale of fund shares, tax information, and financial intermediary compensation, please turn to “Summary of Other Important Information Regarding Fund Shares” on page 50 of this Prospectus.

SUMMARY SECTIONS

WESTCORE SMALL-CAP VALUE FUND

Investment Objective

Westcore Small-Cap Value Fund (the “Fund”) seeks to achieve long-term capital appreciation primarily through investments in dividend paying companies with small capitalizations whose stocks appear to be undervalued.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Retail Class	Institutional Class
Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of amount of shares redeemed or
exchanged within 90 calendar days from their date of purchase)	2.00%	2.00%
Annual Account Maintenance Fee (for Retail Class accounts under $750)	$12.00	–
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	1.00%	1.00%
Distribution (12b-1) Fees	None	None
Other Expenses	0.39%	0.29%
Acquired Fund Fees and Expenses(2)	0.01%	0.01%
Total Annual Fund Operating Expenses	1.40%	1.30%
Fee Waiver and Expense Reimbursement	(0.09)%	(0.11)%
Total Annual Fund Operating Expenses After Fee Waiver and
Expenses Reimbursement(1)	1.31%	1.19%

(1) The Advisor and Administrators have contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses from April 30, 2011 until at least April 30, 2012, so that Net Annual Fund Operating Expenses as reported in the Fund’s Financial Highlights will be no more than 1.30% for the Fund’s Retail Class for such period. In addition, the Advisor has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses in the same proportion as for the Retail Class waivers/reimbursements plus reimbursing the Institutional class-specific other expenses until at leastApril 30, 2012. The Advisor and Administrators are not contractually bound to continue these waivers/reimbursements past April 30, 2012, however neither party is currently expecting to make any change in the waivers/reimbursements after April 30, 2012.However, you will be notified in writing if these waivers and/or reimbursements are discontinued or materially changed after April 30, 2012.

(2) The Fund’s shareholders indirectly bear the expenses of the other funds in which the Fund invests (Acquired Funds). The operating expenses in this fee table may not correlate to the expense ratio in the financial tables in this prospectus, because the financial tables include only the operating expenses incurred by the Fund, not the indirect costs of investing in the Acquired Funds.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in either the Retail Class or the Institutional Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses remain the same. This Example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for two years through ten. Although your costs may be higher or lower, based on these assumptions your actual costs would be:

	One Year	Three Years	Five Years	Ten Years
Retail Class	$133	$434	$757	$1,670
Institutional Class	$121	$401	$702	$1,556

SUMMARY SECTIONS

WESTCORE SMALL-CAP VALUE FUND (continued)

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 39%.

Principal Investment Strategies of the Fund

  The Fund emphasizes investments in dividend paying, small-cap companies that appear to be undervalued based on various financial measures/ratios with improving business prospects due to strong company and industry dynamics.
  Under normal circumstances, at least eighty percent (80%) of the value of the Fund’s net assets, plus any borrowings for investment purposes, is invested in small-cap companies.
  The Fund currently considers “small-cap companies” to be those included in, or similar in size to those included in its benchmark index, the Russell 2000 Value Index, at the time of purchase. As of the most recent “reconstitution” of the benchmark index on May 31, 2010, the benchmark capitalization range was $112 million to $2.3 billion. As of March 31, 2011, the weighted average market capitalization of the benchmark index was approximately $1.3 billion as compared to approximately $1.8 billion for the companies within the Fund’s portfolio. Please note that these market capitalization measures will fluctuate over time.
  The Fund’s portfolio management team implements an investment strategy that is based on the belief that the market rewards companies over time for their free cash flow rather than their reported earnings. The strategy utilizes a bottom-up approach, which is grounded in independent fundamental research. The team seeks to invest in companies where the future free cash flow and return-on-invested-capital appear to be undervalued by the market. The team constructs a diversified portfolio designed to generate alpha primarily through stock selection.
  The team believes that the combination of proprietary, sector-specific quantitative screening and independent fundamental analysis provides an information advantage that is critical to exploiting market inefficiencies. Through this approach, the team seeks to identify and thoroughly assess the key value-creating drivers for a company.
  The team researches companies where the early fundamental improvement in free cash flow appears sustainable and not yet recognized by the market. It seeks to develop an in-depth understanding of the economics of the business and sustainability of a company’s competitive advantage by speaking to sources that “touch” the product(s) or service(s) including customers, suppliers, competitors and other industry contacts.
  Investing in cash-generative companies at attractive valuations is the goal of the team’s process. The team values companies based primarily on a proprietary discounted cash flow model using estimates derived from its proprietary research. The team seeks to manage risk through its valuation discipline and through in-depth fundamental research and portfolio structure.
  With respect to portfolio structure, the team maintains guidelines to typically limit the variance in exposure to a sector relative to the benchmark.
  The Fund expects to only invest in securities of companies whose stock is traded on U.S. markets, including depository receipts or shares issued by companies incorporated outside of the United States (e.g., ADRs).
  Stocks may be sold when conditions have changed and the company’s prospects are no longer attractive, its stock price has achieved the team’s valuation target or better relative investment opportunities have been identified.

Principal Risks of Investment in the Fund

  Risk of Loss. You could lose money by investing in the Fund.
  Market Risk. As with any equity fund, the value of your investment will fluctuate over time in response to overall movements in the stock market. Further, investments in common stocks tend to be more volatile than many other investment choices.
  Portfolio Management Risk. The Fund is subject to the risk that the securities held by the Fund will underperform other securities and/ or may decline in value.
  Small Company Risk. The Fund is also subject to the general risk that the stocks of smaller and newer companies can involve greater risks than those associated with larger, more established companies. Small-cap company stocks may be subject to more abrupt or erratic price movements due to a number of reasons, including that the stocks are traded in lower volume and that the issuers are more sensitive to changing conditions and have less certain growth prospects. Small-cap companies in which the Funds may invest typically lack of financial resources, product diversification and competitive strengths of larger companies which may cause the value of the Funds to be more volatile.
  Indirect Foreign Exposure Risk. Investments in U.S. traded securities that are organized under the laws of a foreign country or have significant business operations abroad may be impacted by certain foreign exposure risks indirectly. This includes securities in the form of sponsored and unsponsored depositary receipts. Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these depositary receipts generally bear all of the costs of the depositary facility, and the bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications from the foreign issuer or to pass through voting rights.

SUMMARY SECTIONS

WESTCORE SMALL-CAP VALUE FUND (continued)

Risk/Return Bar Chart and Table

The following bar chart and table provide an indication of the risk of investing in the Fund by showing changes in the Fund’s Retail Class performance from year to year and by showing how the Fund’s average annual returns for one year, five years and since inception for the Retail Class, and one year and since inception for the Institutional Class, compared with those of an unmanaged index of securities. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available on www.westcore.com or call toll-free 800.392.CORE (2673).

Average Annual Total Returns for the Periods Ended December 31, 2010

After-tax returns for the Retail Class are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

			Since Inception
			Retail Class Only
Westcore Small-Cap Value Fund	1 Year	5 Years	(December 13, 2004)
Retail Class
Return Before Taxes	27.03%	4.22%	4.36%
Return After Taxes on Distributions	26.85%	4.03%	4.16%
Return After Taxes on Distributions and Sale of Fund Shares	17.80%	3.61%	3.74%
Russell 2000 Value Index (reflects no deduction for
fees, expenses, or taxes)	24.52%	3.52%	3.91%

		Since Inception
		Institutional Class Only
	1 Year	(September 28, 2007)
Institutional Class
Return Before Taxes	27.15%	(1.75)%
Russell 2000 Value Index (reflects no deduction for
fees, expenses, or taxes)	24.52%	(0.19)%

SUMMARY SECTIONS

WESTCORE SMALL-CAP VALUE FUND (continued)

Management

Investment Adviser

Denver Investments

Portfolio Managers

Name(s) of Portfolio Manager(s) and Title(s)	Date Began Managing the Fund
Kris B. Herrick, CFA
Partner, Director of Value Research – Denver Investments; Portfolio Manager of the Fund	December 13, 2004
Mark M. Adelmann, CFA, CPA
Partner, Value Research Analyst – Denver Investments; Portfolio Manager of the Fund	December 13, 2004
Derek R. Anguilm, CFA
Partner, Value Research Analyst – Denver Investments; Portfolio Manager of the Fund	December 13, 2004
Troy Dayton, CFA
Partner, Value Research Analyst – Denver Investments; Portfolio Manager of the Fund	December 13, 2004
Lisa Z. Ramirez, CFA
Partner, Value Research Analyst – Denver Investments; Portfolio Manager of the Fund	April 30, 2009

Other Important Information Regarding Fund Shares

For important information about purchase and sale of fund shares, tax information, and financial intermediary compensation, please turn to “Summary of Other Important Information Regarding Fund Shares” on page 50 of this Prospectus.

SUMMARY SECTIONS

WESTCORE MICRO-CAP OPPORTUNITY FUND

Investment Objective

Westcore Micro-Cap Opportunity Fund (the “Fund”) seeks to achieve long-term capital appreciation by investing in micro-cap companies whose stocks appear to be undervalued.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Retail Class
Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of amount of shares redeemed or exchanged within 90 calendar days from
their date of purchase)	2.00%
Annual Account Maintenance Fee (for Retail Class accounts under $750)	$12.00
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	1.00%
Distribution (12b-1) Fees	None
Other Expenses	5.96%
Acquired Fund Fees and Expenses(2)	0.01%
Total Annual Fund Operating Expenses	6.97%
Fee Waiver and Expense Reimbursement	(5.66)%
Total Annual Fund Operating Expenses After Fee Waiver and Expenses Reimbursement(1)	1.31%

(1) The Advisor and Administrators have contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses from April 30, 2011 until at least April 30, 2012, so that Net Annual Fund Operating Expenses as reported in the Fund’s Financial Highlights will be no more than 1.30% for the Fund’s Retail Class for such period. In addition, the Advisor has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses in the same proportion as for the Retail Class waivers/reimbursements plus reimbursing the Institutional class-specific other expenses until at least April 30, 2012. The Advisor and Administrators are not contractually bound to continue these waivers/reimbursements past April 30, 2012, however neither party is currently expecting to make any change in the waivers/reimbursements after April 30, 2012.However, you will be notified in writing if these waivers and/or reimbursements are discontinued or materially changed after April 30, 2012.

(2) The Fund’s shareholders indirectly bear the expenses of the other funds in which the Fund invests (Acquired Funds). The operating expenses in this fee table may not correlate to the expense ratio in the financial tables in this prospectus, because the financial tables include only the operating expenses incurred by the Fund, not the indirect costs of investing in the Acquired Funds.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Retail Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses remain the same. This Example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for two years through ten. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Retail Class	$133	$1,551	$2,915	$6,104

SUMMARY SECTIONS

WESTCORE MICRO-CAP OPPORTUNITY FUND (continued)

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 107%.

Principal Investment Strategies of the Fund

  The Fund invests primarily in the common stock of micro-cap companies that appear to be undervalued.
  The portfolio management team uses a proprietary multi-factor quantitative investment model to identify such companies based on various financial measures and/or ratios.
  Under normal circumstances at least eighty percent (80%) of the value of the Fund’s net assets, plus any borrowings for investment purposes, is invested in micro-cap companies.
  The Fund currently considers “micro-cap companies” to be those companies included in, or similar in size to those included in its benchmark index, the Russell Microcap Index, at the time of purchase. As of the most recent “reconstitution” of the benchmark index on May 31, 2010, the benchmark capitalization range was $30 million to $517.1 million. As of March 31, 2011, the weighted average market capitalization of the benchmark index was approximately $399 million as compared to approximately $365 million for the companies within the Fund’s portfolio. Please note that these market capitalization measures will fluctuate over time.
  With respect to portfolio structure, the team maintains guidelines to limit the variance in exposure to a sector relative to the benchmark index.
  The Fund expects to only invest in securities of companies whose stock is traded on U.S. markets, including depository receipts or shares issued by companies incorporated outside of the United States (e.g., ADRs).
  Stocks may be sold when the team’s investment model determines that the risk characteristics outweigh any potential appreciation or it identifies better investment opportunities.

Principal Risks of Investing in the Fund

  Risk of Loss. You could lose money by investing in the Fund.
  Market Risk. As with any equity fund, the value of your investment will fluctuate over time in response to overall movements in the stock market. Further, investments in common stocks tend to be more volatile than many other investment choices.
  Portfolio Management Risk. The Fund is subject to the risk that the securities held by the Fund will underperform other securities and/ or may decline in value.
  Micro-Cap Company Risk. The Fund is also subject to the general risk that the stocks of micro-cap companies can involve greater risks than those associated with larger, more established companies. Micro-cap company stocks may be subject to more abrupt or erratic price movements due to a number of reasons, including that the stocks are traded in lower volume and that the issuers are more sensitive to changing conditions and have less certain growth prospects. Also, there are fewer market makers for these stocks and wider spreads between quoted bid and ask prices in the over-the-counter market for these stocks. Micro-cap stocks tend to be less liquid, particularly during periods of market disruption. There normally is less publicly available information concerning these securities. Micro-cap companies in which the Fund may invest typically have limited product lines, markets or financial resources or may be dependent on a small management group.
  Indirect Foreign Exposure Risk. Investments in U.S. traded securities that are organized under the laws of a foreign country or have significant business operations abroad may be impacted by certain foreign exposure risks indirectly. This includes securities in the form of sponsored and unsponsored depositary receipts. Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these depositary receipts generally bear all of the costs of the depositary facility, and the bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications from the foreign issuer or to pass through voting rights.

SUMMARY SECTIONS

WESTCORE MICRO-CAP OPPORTUNITY FUND (continued)

Risk/Return Bar Chart and Table

The following bar chart and table provide an indication of the risk of investing in the Fund by showing changes in the Fund’s Retail Class performance from year to year and by showing how the Fund’s average annual returns for one year and since inception compared with those of an unmanaged index of securities. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available on www.westcore.com or call toll-free 800.392.CORE (2673).

Average Annual Total Returns for the Periods Ended December 31, 2010

After-tax returns for the Retail Class are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

		Since Inception
Westcore Micro-Cap Opportunity Fund	1 Year	(June 23, 2008)
Retail Class
Return Before Taxes	33.49%	6.26%
Return After Taxes on Distributions	33.49%	6.21%
Return After Taxes on Distributions and Sale of Fund Shares	21.77%	5.34%
Russell Microcap Index (reflects no deduction for fees,
expenses, or taxes)	28.89%	2.54%

SUMMARY SECTIONS

WESTCORE MICRO-CAP OPPORTUNITY FUND (continued)

Management

Investment Adviser

Denver Investments

Portfolio Managers

Name(s) of Portfolio Manager(s) and Title(s)	Date Began Managing the Fund
Kris B. Herrick, CFA
Partner, Director of Value Research – Denver Investments; Portfolio Manager of the Fund	June 23, 2008
Paul A. Kuppinger, CFA
Vice President, Value Research Quantitative Analyst – Denver Investments; Portfolio Manager of the Fund	June 23, 2008
Jon K. Tesseo
Vice President, Value Research Quantitative Analyst – Denver Investments; Portfolio Manager of the Fund	June 23, 2008

Other Important Information Regarding Fund Shares

For important information about purchase and sale of fund shares, tax information, and financial intermediary compensation, please turn to “Summary of Other Important Information Regarding Fund Shares” on page 50 of this Prospectus.

SUMMARY SECTIONS

WESTCORE INTERNATIONAL SMALL-CAP FUND

Investment Objective

Westcore International Small-Cap Fund (the “Fund,” formerly the Westcore International Frontier Fund) seeks to achieve long-term growth of capital primarily through investments in international small-cap companies.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Retail Class
Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of amount of shares redeemed or exchanged within 90 calendar days from
their date of purchase)	2.00%
Annual Account Maintenance Fee (for Retail Class accounts under $750)	$12.00
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	1.20%
Distribution (12b-1) Fees	None
Other Expenses	0.64%
Acquired Fund Fees and Expenses(2)	0.01%
Total Annual Fund Operating Expenses	1.85%
Fee Waiver and Expense Reimbursement	(0.34)%
Total Annual Fund Operating Expenses After Fee Waiver and Expenses Reimbursement(1)	1.51%

(1) The Advisor and Administrators have contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses from April 30, 2011 until at least April 30, 2012, so that Net Annual Fund Operating Expenses as reported in the Fund’s Financial Highlights will be no more than 1.50% for the Fund’s Retail Class for such period. In addition, the Advisor has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses in the same proportion as for the Retail Class waivers/reimbursements plus reimbursing the Institutional class-specific other expenses until at least April 30, 2012. The Advisor and Administrators are not contractually bound to continue these waivers/reimbursements past April 30, 2012, however neither party is currently expecting to make any change in the waivers/reimbursements after April 30, 2012.However, you will be notified in writing if these waivers and/or reimbursements are discontinued or materially changed after April 30, 2012.

(2) The Fund’s shareholders indirectly bear the expenses of the other funds in which the Fund invests (Acquired Funds). The operating expenses in this fee table may not correlate to the expense ratio in the financial tables in this prospectus, because the financial tables include only the operating expenses incurred by the Fund, not the indirect costs of investing in the Acquired Funds.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Retail Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses remain the same. This Example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for two years through ten. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Retail Class	$154	$549	$968	$2,139

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 44%.

SUMMARY SECTIONS

WESTCORE INTERNATIONAL SMALL-CAP FUND (continued)

Principal Investment Strategies of the Fund

  The Fund invests primarily in the common stock of approximately 35 to 60 foreign small-cap companies that are trading at a discount to the portfolio management team’s estimated intrinsic value of such company with the potential to grow their earnings and cash flows.
  Under normal circumstances, at least eighty percent (80%) of the value of the Fund’s net assets, plus any borrowings for investment purposes, is invested in small-cap companies.
  The Fund currently considers “small-cap companies” to be those companies with market capitalizations of $3.5 billion or less at the time of purchase.
  Under normal circumstances, the Fund primarily invests its assets in common stocks of foreign companies in developed countries. The Fund may, to a lesser extent, invest in emerging markets and/or in U.S.-based companies.
  The team implements an investment strategy that is based on the belief that investing in businesses trading at a significant discount to intrinsic value leads to strong performance over time. Utilizing a bottom-up approach grounded in independent fundamental research, the team constructs a portfolio designed to generate alpha primarily through stock selection.
  By investing in companies with less than $3.5 billion in market capitalization, the team seeks to capitalize on the inefficiencies within its international small-cap universe. Investments are made in small-cap companies primarily in developed foreign markets.
  The team believes the best way to identify attractive candidates for research is to consider companies within its entire international small-cap universe. The portfolio management team does not eliminate any industries from the research process and does not pre-judge companies based on the nature of the business but rather focuses on the underlying characteristics of the business.
  Investing in attractively-valued, cash-generative companies is the goal of the team’s process. Using proprietary fundamental research, the team looks for key attributes in companies including free cash flow, earnings growth, return on invested capital, balance sheet strength and relative upside to their estimate of intrinsic value. It seeks to manage risk through a valuation discipline, in-depth fundamental analysis and portfolio structure.
  The team may invest in forward currency contracts to adjust the portfolio’s exposure to different currencies consistent with the team’s targets, which consider the currency weightings within the Fund’s benchmark index.
  The Fund considers “foreign companies” to include those domiciled outside of the United States or with the principal trading market of their securities outside of the United States. For purposes of determining the countries in which the Fund invests, the following countries are currently considered to be “developed countries”: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, Mexico, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Fund considers emerging market countries to be those countries that are neither the United States nor developed countries.
  Stocks may be sold when conditions have changed and the company’s prospects are no longer attractive, its stock price has achieved the team’s valuation target or better relative investment opportunities have been identified.

Principal Risks of Investing in the Fund

  Risk of Loss. You could lose money by investing in the Fund.
  Market Risk. As with any equity fund, the value of your investment will fluctuate over time in response to overall movements in the stock market. Further, investments in common stocks tend to be more volatile than many other investment choices.
  Portfolio Management Risk. The Fund is subject to the risk that the securities held by the Fund will underperform other securities and/ or may decline in value.
  Foreign Exposure Risk. The Fund may invest in non-U.S. traded securities. There are risks and costs involved in investing in non-U.S. traded securities which are in addition to the usual risks inherent in securities that trade on a U.S. exchange. These risks will vary from time to time and from country to country, especially if the country is considered an emerging market or developing country and may be different from or greater than the risks associated with investing in developed countries. These risks may include, but are not limited to, higher transaction costs, the imposition of additional foreign taxes, less market liquidity, security registration requirements and less comprehensive security settlement procedures and regulations, significant currency devaluation relative to the U.S. dollar, restrictions on the Fund’s ability to repatriate investment income or capital, less government regulation and supervision, less public information, less economic, political and social stability and adverse changes in diplomatic relations between the United States and that foreign country.
  Currency Risk. In addition, the Fund’s significant exposure to foreign markets can regularly affect the net asset value (“NAV”) and total return of the Fund due to fluctuations in currency exchange rates. Use of forward currency contracts can further increase this risk.
  Indirect Foreign Exposure Risk. Investments in U.S. traded securities that are organized under the laws of a foreign country or have significant business operations abroad may be impacted by these same foreign exposure risks indirectly. This includes securities in the form of sponsored and unsponsored depositary receipts. Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these depositary receipts generally bear all of the costs of the depositary facility, and the bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications from the foreign issuer or to pass through voting rights. These risks will vary from time to time and from country to country especially if the country is considered an emerging market or developing country.

SUMMARY SECTIONS

WESTCORE INTERNATIONAL SMALL-CAP FUND (continued)

Risk/Return Bar Chart and Table

The following bar chart and table provide an indication of the risk of investing in the Fund by showing changes in the Fund’s Retail Class performance from year to year and by showing how the Fund’s average annual returns for one, five and ten years compared with those of an unmanaged index of securities. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available on www.westcore.com or call toll-free 800.392.CORE (2673).

Average Annual Total Returns for the Periods Ended December 31, 2010

After-tax returns for the Retail Class are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Westcore International Small-Cap Fund	1 Year	5 Years	10 Years
Retail Class
Return Before Taxes	35.25%	6.78%	5.74%
Return After Taxes on Distributions	35.14%	6.54%	5.61%
Return After Taxes on Distributions and Sale of Fund Shares	23.05%	5.81%	5.01%
MSCI EAFE®S mall-Cap Index (reflects no deduction for
fees, expenses, or taxes)	22.05%	2.82%	9.45%

SUMMARY SECTIONS

WESTCORE INTERNATIONAL SMALL-CAP FUND (continued)

Management

Investment Adviser

Denver Investments

Portfolio Managers

Name(s) of Portfolio Manager(s) and Title(s)	Date Began Managing the Fund
John C. Fenley, CFA
Partner, Director of International Small-Cap Research – Denver Investments; Portfolio Manager of the Fund	October 1, 2003
Jeremy A. Duhon, CFA
Partner, International Small-Cap Research Analyst – Denver Investments; Portfolio Manager of the Fund	April 30, 2009

Other Important Information Regarding Fund Shares

For important information about purchase and sale of fund shares, tax information, and financial intermediary compensation, please turn to “Summary of Other Important Information Regarding Fund Shares” on page 50 of this Prospectus.

SUMMARY SECTIONS

WESTCORE FLEXIBLE INCOME FUND

Investment Objective

Westcore Flexible Income Fund (the “Fund”) seeks to achieve long-term total rate of return, primarily through investments in bonds, and to a lesser extent through convertible securities and high-yielding equities consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Retail Class	Institutional Class
Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of amount of shares redeemed or
exchanged within 90 calendar days from their date of purchase)	2.00%	2.00%
Annual Account Maintenance Fee (for Retail Class accounts under $750)	$12.00	–
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.45%	0.45%
Distribution (12b-1) Fees	None	None
Other Expenses	0.48%	2.79%
Acquired Fund Fees and Expenses(2)	0.00%	0.00%
Total Annual Fund Operating Expenses	0.93%	3.24%
Fee Waiver and Expense Reimbursement	(0.08)%	(2.49)%
Total Annual Fund Operating Expenses After Fee Waiver and
Expenses Reimbursement(1)	0.85%	0.75%

(1) The Advisor and Administrators have contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses from April 30, 2011 until at least April 30, 2012, so that Net Annual Fund Operating Expenses as reported in the Fund’s Financial Highlights will be no more than 0.85% for the Fund’s Retail Class for such period. In addition, the Advisor has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses in the same proportion as for the Retail Class waivers/reimbursements plus reimbursing the Institutional class-specific other expenses until at least April 30, 2012. The Advisor and Administrators are not contractually bound to continue these waivers/reimbursements past April 30, 2012, however neither party is currently expecting to make any change in the waivers/reimbursements after April 30, 2012.However, you will be notified in writing if these waivers and/or reimbursements are discontinued or materially changed after April 30, 2012.

(2) The Fund’s shareholders indirectly bear the expenses of the other funds in which the Fund invests (Acquired Funds). The operating expenses in this fee table may not correlate to the expense ratio in the financial tables in this prospectus, because the financial tables include only the operating expenses incurred by the Fund, not the indirect costs of investing in the Acquired Funds.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in either the Retail Class or the Institutional Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses remain the same. This Example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for two years through ten. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Retail Class	$87	$288	$507	$1,135
Institutional Class	$77	$764	$1,475	$3,364

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 38%.

SUMMARY SECTIONS

WESTCORE FLEXIBLE INCOME FUND (continued)

Principal Investment Strategies of the Fund

  The Fund invests in a wide variety of income-producing securities, primarily through investments in bonds (which includes, but is not limited to, corporate bonds, government and agency securities, mortgage-backed securities, asset-backed securities, structured securities and zero coupon bonds), and to a lesser extent through convertible bonds and equity securities, including both convertible and non-convertible preferred stock and common stock.
  Under normal circumstances, the Fund will invest at least eighty percent (80%) of the value of its net assets plus any borrowings for investment purposes in income-producing securities.
  The Fund may (i) invest up to twenty percent (20%) of its assets in primarily dividend paying common stocks and (ii) own an unlimited amount of high-yield/high-risk bonds. These are bonds rated below investment grade by at least one nationally recognized rating agency such as Moody’s or Standard & Poor’s (a “Rating Agency”) or are unrated and determined to be of comparable quality by the Advisor and may include bonds that are already in default.
  Although the Fund normally focuses on U.S. dollar denominated securities, the Fund may invest up to twenty-five percent (25%) in non-U.S. dollar denominated securities.
  The Fund emphasizes investments in corporate bonds, which may generate more income than government securities. Corporate bonds also provide opportunities for the team’s research to identify companies with stable or improving credit characteristics, which may result in price appreciation.
  The Fund may invest in other securities, including equity securities, trust preferred securities, debt issued by REITs, mortgage-backed, asset-backed and other structured securities, such as collateralized debt obligations (“CDOs”), which may also offer higher yield than government securities.
  The Fund’s portfolio management team implements an investment strategy that is based on the belief that consistently strong risk-adjusted returns are best achieved through an emphasis on securities with higher income streams (typically non-Treasury sectors). The portfolio management team seeks to deliver alpha primarily through security and sector selection and, secondarily, through portfolio level decisions.
  Using a collaborative approach grounded in proprietary research, the portfolio management team constructs a diversified portfolio by issuer to seek to minimize issuer specific credit risk.
  Credit analysis is at the core of the investment process, as the team believes valuation anomalies between sectors and securities are most effectively captured through proprietary fundamental research and a long-term investment orientation. The process also leverages the resources of the Advisor’s equity research teams, providing diverse perspectives and added knowledge about the securities the team analyzes.
  Securities may be sold when conditions have changed and the security’s prospects are no longer attractive, the security has achieved the team’s valuation target or better relative investment opportunities have been identified.

Principal Risks of Investing in the Fund

  Risk of Loss. You could lose money by investing in the Fund.
  Interest Rate Risk. A principal risk of investing in the Fund is that the value of a fixed-income portfolio will generally decrease when interest rates rise, which means the Fund’s NAV will likewise decrease.
  Credit Risk. The Fund is subject to the risk that an issuer may be unable to make principal and interest payments when due or the price changes due to a downgrade in the credit quality of the issuer. Corporate bonds are generally subject to higher levels of credit risk than government bonds.
  Extension Risk. The Fund is also subject to the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as a mortgage- or asset-backed security) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration and potentially reduce the value of these securities.
  Prepayment Risk. A general decline in interest rates may result in prepayments of certain obligations the Fund will acquire. These prepayments may require the Fund to reinvest at a lower rate of return. They may also reduce the Funds’ share price, because the value of those securities may depreciate or may not appreciate as rapidly as debt securities, which cannot be prepaid.
  Portfolio Management Risk. The Fund is also subject to the risk that particular types of securities held will underperform other securities and/or may decline in value.
  Liquidity Risk. The Fund is subject to additional risks in that each may invest in high-yield/high-risk bonds (commonly referred to as “junk” bonds). These are bonds rated below investment grade by a Rating Agency or are unrated and determined to be of comparable quality by the Advisor and may include bonds that are already in default. Lower quality bonds may be more difficult or impossible to sell at the time and price that the Fund would like, making the Fund subject to greater levels of liquidity risk than other bond funds that do not invest in such securities.
  Market Risk. The Fund’s exposure to securities can regularly affect the Fund’s NAV and total return due to fluctuations in the overall movements in the markets.
  Foreign Exposure Risk. In addition, the Funds’ investments in securities and their issuers that trade on a foreign exchange or are organized under the laws of a foreign country may be impacted by special foreign exposure risks, including but not limited to, less government regulation, less public information, less economic, political and social stability and adverse changes in diplomatic relations between the United States and another country. These risks will vary from time to time and from country to country, especially if the country is considered an emerging market country.

SUMMARY SECTIONS

WESTCORE FLEXIBLE INCOME FUND (continued)

Risk/Return Bar Chart and Table

The following bar chart and table provide an indication of the risk of investing in the Fund by showing changes in the Fund’s Retail Class performance from year to year and by showing how the Fund’s average annual returns for one, five and ten years for the Retail Class, and one year and since inception for the Institutional Class compared with those of an unmanaged index of securities. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available on www.westcore.com or call toll-free 800.392.CORE (2673).

The returns above are for the Retail Class of the Fund. The Institutional Class would have substantially similar annual returns to the Retail Class because the classes are invested in the same portfolio securities. The Institutional Class’ returns will be higher over the long-term when compared to the Retail Class’ returns to the extent that the Retail Class has higher expenses.

Average Annual TotalReturns for the Periods Ended December 31, 2010

After-tax returns for the Retail Class are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Westcore Flexible Income Fund	1 Year	5 Years	10 Years
Retail Class
Return Before Taxes	12.71%	4.05%	6.18%
Return After Taxes on Distributions	10.15%	1.69%	3.57%
Return After Taxes on Distributions and Sale of Fund Shares	8.19%	2.07%	3.73%
Barclays Capital U.S. Corporate High Yield Ba Index
(reflects no deduction for fees, expenses, or taxes)	14.53%	9.09%	8.67%

		Since Inception
		Institutional Class Only
	1 Year	(September 28, 2007)
Institutional Class
Return Before Taxes	12.79%	1.99%
Barclays Capital U.S. Corporate High Yield Ba Index
(reflects no deduction for fees, expenses, or taxes)	14.53%	10.17%

SUMMARY SECTIONS

WESTCORE FLEXIBLE INCOME FUND (continued)

Management

Investment Adviser

Denver Investments

Portfolio Managers

Name(s) of Portfolio Manager(s) and Title(s)	Date Began Managing the Fund
Mark R. McKissick, CFA, CPA (inactive)
Partner, Director of Fixed-Income Research – Denver Investments; Portfolio Manager of the Fund	October 1, 2003
Troy A. Johnson, CFA
Partner, Fixed-Income Research Analyst – Denver Investments; Portfolio Manager of the Fund	April 30, 2009

Other Important Information Regarding Fund Shares

For important information about purchase and sale of fund shares, tax information, and financial intermediary compensation, please turn to “Summary of Other Important Information Regarding Fund Shares” on page 50 of this Prospectus.

SUMMARY SECTIONS

WESTCORE PLUS BOND FUND

Investment Objective

Westcore Plus Bond Fund (the “Fund”) seeks to achieve long-term total rate of return, consistent with preservation of capital, by investing primarily in investment-grade bonds of varying maturities.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Retail Class	Institutional Class
Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of amount of shares redeemed or
exchanged within 90 calendar days from their date of purchase)	2.00%	2.00%
Annual Account Maintenance Fee (for Retail Class accounts under $750)	$12.00	–
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.45%	0.45%
Distribution (12b-1) Fees	None	None
Other Expenses	0.38%	0.25%
Acquired Fund Fees and Expenses(2)	0.00%	0.00%
Total Annual Fund Operating Expenses	0.83%	0.70%
Fee Waiver and Expense Reimbursement	(0.28)%	(0.27)%
Total Annual Fund Operating Expenses After Fee Waiver and
Expenses Reimbursement(1)	0.55%	0.43%

(1) The Advisor and Administrators have contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses from April 30, 2011 until at least April 30, 2012, so that Net Annual Fund Operating Expenses as reported in the Fund’s Financial Highlights will be no more than 0.55% for the Fund’s Retail Class for such period. In addition, the Advisor has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses in the same proportion as for the Retail Class waivers/reimbursements plus reimbursing the Institutional class-specific other expenses until at least April 30, 2012. The Advisor and Administrators are not contractually bound to continue these waivers/reimbursements past April 30, 2012, however neither party is currently expecting to make any change in the waivers/reimbursements after April 30, 2012.However, you will be notified in writing if these waivers and/or reimbursements are discontinued or materially changed after April 30, 2012.

(2) The Fund’s shareholders indirectly bear the expenses of the other funds in which the Fund invests (Acquired Funds). The operating expenses in this fee table may not correlate to the expense ratio in the financial tables in this prospectus, because the financial tables include only the operating expenses incurred by the Fund, not the indirect costs of investing in the Acquired Funds.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in either the Retail Class or the Institutional Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Fund’s total annual operating expenses remain the same. This Example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for two years through ten. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Retail Class	$56	$237	$433	$999
Institutional Class	$44	$197	$363	$845

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 45%.

SUMMARY SECTIONS

WESTCORE PLUS BOND FUND (continued)

Principal Investment Strategies of the Fund

  The Fund invests primarily in investment-grade debt securities – those rated in the top four rating categories by at least one nationally recognized rating agency such as Moody’s or Standard & Poor’s (a “Rating Agency”). The dollar-weighted average quality is expected to be “Baa” or better. A “Baa” rating typically is the lowest of the four investment-grade categories.
  Under normal circumstances, the Fund will invest at least eighty percent (80%) of the value of its net assets, plus any borrowings for investment purposes, in bonds of varying maturities. Bonds for purposes of this limitation include, but are not limited to, corporate bonds, convertible bonds, government and agency securities, mortgage-backed securities, asset-backed securities, structured securities and zero coupon bonds.
  The Fund may (i) invest up to thirty-five percent (35%) of its assets in below investment-grade securities, which are securities rated below investment-grade by a Rating Agency or are unrated and determined to be of comparable quality by the Advisor and may include bonds that are already in default and (ii) invest up to twenty percent (20%) in equity securities, generally in preferred stocks but common stocks are allowed.
  Although the Fund normally focuses on U.S. dollar denominated securities, the Fund may invest up to twenty-five percent (25%) in non-U.S. dollar denominated securities.
  The Fund may also invest in interest rate futures to vary the Fund’s average-weighted effective maturity based on the portfolio management team’s forecast of interest rates.
  The portfolio management team implements an investment strategy that is based on the belief that consistently strong risk-adjusted returns are best achieved through an emphasis on securities with higher income streams (typically non-Treasury sectors). The portfolio management team seeks to deliver alpha primarily through security and sector selection. However, the portfolio management team opportunistically uses top down strategies, such as increasing or decreasing exposure to interest rate changes, when market conditions are compelling.
  Credit analysis is at the core of the investment process, as the team believes valuation anomalies between sectors and securities are most effectively captured through proprietary fundamental research and a long-term investment orientation. The process also leverages the resources of the Advisor’s equity research teams, providing diverse perspectives and added knowledge about the securities the team analyzes.
  Using a collaborative approach grounded in proprietary research, the portfolio management team constructs a diversified portfolio by issuer to seek to minimize issuer specific credit risk.
  Securities may be sold when conditions have changed and the security’s prospects are no longer attractive, the security has achieved the team’s valuation target or better relative investment opportunities have been identified.

Principal Risks of Investing in the Fund

  Risk of Loss. You could lose money by investing in the Fund.
  Interest Rate Risk. A principal risk of investing in the Fund is that the value of a fixed-income portfolio will generally decrease when interest rates rise, which means the Fund’s NAV will likewise decrease.
  Credit Risk. The Fund is subject to the risk that an issuer may be unable to make principal and interest payments when due or the price changes due to a downgrade in the credit quality of the issuer. Corporate bonds are generally subject to higher levels of credit risk than government bonds.
  Extension Risk. The Fund is also subject to the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as a mortgage- or asset-backed security) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration and potentially reduce the value of these securities.
  Prepayment Risk. A general decline in interest rates may result in prepayments of certain obligations the Fund will acquire. These prepayments may require the Fund to reinvest at a lower rate of return. They may also reduce the Funds’ share price, because the value of those securities may depreciate or may not appreciate as rapidly as debt securities, which cannot be prepaid.
  Portfolio Management Risk. The Fund is also subject to the risk that particular types of securities held will underperform other securities and/or may decline in value.
  Liquidity Risk. The Fund is subject to additional risks in that each may invest in high-yield/high-risk bonds (commonly referred to as “junk” bonds). These are bonds rated below investment grade by a Rating Agency or are unrated and determined to be of comparable quality by the Advisor and may include bonds that are already in default. Lower quality bonds may be more difficult or impossible to sell at the time and price that the Fund would like, making the Fund subject to greater levels of liquidity risk than other bond funds that do not invest in such securities.
  Market Risk. The Fund’s exposure to securities can regularly affect the Fund’s NAV and total return due to fluctuations in the overall movements in the markets.
  Foreign Exposure Risk. In addition, the Funds’ investments in securities and their issuers that trade on a foreign exchange or are organized under the laws of a foreign country may be impacted by special foreign exposure risks, including but not limited to, less government regulation, less public information, less economic, political and social stability and adverse changes in diplomatic relations between the United States and another country. These risks will vary from time to time and from country to country, especially if the country is considered an emerging market country.
  Interest Rate Futures Risk. The Fund’s use of interest rate futures from time to time may result in risks different from, or possibly greater than, the risks associated with investing directly in traditional investments. Interest rate futures are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk and portfolio management risk. Interest rate futures also involve the risk that changes in the value of the instrument may not correlate exactly with the underlying assets.

SUMMARY SECTIONS

WESTCORE PLUS BOND FUND (continued)

Risk/Return Bar Chart and Table

The following bar chart and table provide an indication of the risk of investing in the Fund by showing changes in the Fund’s Retail Class performance from year to year and by showing how the Fund’s average annual returns for one, five and ten years for the Retail Class, and one year and since inception for the Institutional Class, compared with those of an unmanaged index of securities. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available on www.westcore.com or call toll-free 800.392.CORE (2673).

Average Annual Total Returns for the Periods Ended December 31, 2010

After-tax returns for the Retail Class are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Westcore Plus Bond Fund	1 Year	5 Years	10 Years
Retail Class
Return Before Taxes	7.22%	5.33%	6.04%
Return After Taxes on Distributions	5.68%	3.60%	4.01%
Return After Taxes on Distributions and Sale of Fund Shares	4.67%	3.53%	3.95%
Barclays Capital Aggregate Bond Index (reflects no
deduction for fees, expenses, or taxes)	6.54%	5.80%	5.84%

		Since Inception
		Institutional Class Only
	1 Year	(September 28, 2007)
Institutional Class
Return Before Taxes	7.25%	5.52%
Barclays Capital Aggregate Bond Index (reflects no
deduction for fees, expenses, or taxes)	6.54%	6.63%

SUMMARY SECTIONS

WESTCORE PLUS BOND FUND (continued)

Management

Investment Adviser

Denver Investments

Portfolio Managers

Name(s) of Portfolio Manager(s) and Title(s)	Date Began Managing the Fund
Mark R. McKissick, CFA, CPA (inactive)
Partner, Director of Fixed-Income Research – Denver Investments; Portfolio Manager of the Fund	October 1, 2003
Lisa M. Snyder, CFA
Partner, Fixed-Income Research Analyst – Denver Investments; Portfolio Manager of the Fund	April 30, 2009

Other Important Information Regarding Fund Shares

For important information about purchase and sale of fund shares, tax information, and financial intermediary compensation, please turn to “Summary of Other Important Information Regarding Fund Shares” on page 50 of this Prospectus.

SUMMARY SECTIONS

WESTCORE COLORADO TAX-EXEMPT FUND

Investment Objective

Westcore Colorado Tax-Exempt Fund (the “Fund”) seeks income exempt from both federal and Colorado state personal income taxes by emphasizing investment-grade Colorado municipal bonds with intermediate maturities.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Retail Class
Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of amount of shares redeemed or exchanged within 90 calendar days from
their date of purchase)	2.00%
Annual Account Maintenance Fee (for Retail Class accounts under $750)	$12.00
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.50%
Distribution (12b-1) Fees	None
Other Expenses	0.41%
Acquired Fund Fees and Expenses(2)	0.01%
Total Annual Fund Operating Expenses	0.92%
Fee Waiver and Expense Reimbursement	(0.26)%
Total Annual Fund Operating Expenses After Fee Waiver and Expenses Reimbursement(1)	0.66%

(1) The Advisor and Administrators have contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses from April 30, 2011 until at least April 30, 2012, so that Net Annual Fund Operating Expenses as reported in the Fund’s Financial Highlights will be no more than 0.65% for the Fund’s Retail Class for such period. In addition, the Advisor has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses in the same proportion as for the Retail Class waivers/reimbursements plus reimbursing the Institutional class-specific other expenses until at least April 30, 2012. The Advisor and Administrators are not contractually bound to continue these waivers/reimbursements past April 30, 2012, however neither party is currently expecting to make any change in the waivers/reimbursements after April 30, 2012.However, you will be notified in writing if these waivers and/or reimbursements are discontinued or materially changed after April 30, 2012.

(2) The Fund’s shareholders indirectly bear the expenses of the other funds in which the Fund invests (Acquired Funds). The operating expenses in this fee table may not correlate to the expense ratio in the financial tables in this prospectus, because the financial tables include only the operating expenses incurred by the Fund, not the indirect costs of investing in the Acquired Funds.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Retail Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses remain the same. This Example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for two years through ten. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Retail Class	$67	$267	$484	$1,106

SUMMARY SECTIONS

WESTCORE COLORADO TAX-EXEMPT FUND (continued)

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 6%.

Principal Investment Strategies of the Fund

  Under normal circumstances, the Fund will invest at least eighty percent (80%) of the value of its net assets, plus any borrowings for investment purposes, in investments, the income from which is exempt from both federal and Colorado state income tax.
  The Fund focuses primarily on investment-grade quality municipal bonds that are rated in one of the three highest investment-grade categories at the time of purchase by one or more nationally recognized rating agency such as Moody’s or Standard & Poor’s (“Rating Agencies”).
  The Fund may invest up to twenty-five percent (25%) of its total assets in municipal bonds rated at the time of purchase in the fourth highest investment-grade category. The fourth category is the lowest investment-grade category.
  The Fund may invest in unrated bonds if the portfolio management team determines they are comparable in quality to instruments that meet the Fund’s rating requirements.

  The team researches the financial condition of various counties, public projects, school districts and taxing authorities to seek to fully understand the issuer’s ability to generate revenues or levy taxes in order to meet their obligations.
  Given the Fund’s tax-exempt focus, the team also strives to maintain a low portfolio turnover through a buy and hold strategy in an effort to minimize the Fund’s capital gain distributions. In addition, the team avoids investing in municipal bonds that are subject to the Alternative Minimum Tax.
  The team seeks to purchase securities from many areas of Colorado to reduce the economic risk to the portfolio from any particular local economy within the state.
  Securities may be sold when conditions have changed and the security’s prospects are no longer attractive, the security has achieved the team’s valuation target or better relative investment opportunities have been identified. However, an important consideration in all sell decisions is whether the sale would generate a possible realized capital gain.

Principal Risks of Investing in the Fund

  Risk of Loss. You could lose money by investing in the Fund.
  Interest Rate Risk. A principal risk of investing in the Fund is that the value of a fixed-income portfolio will generally decrease when interest rates rise, which means the Fund’s NAV will likewise decrease.
  Credit Risk. The Fund is subject to the risk that an issuer may be unable to make principal and interest payments when due or the price changes due to a downgrade in the credit quality of the issuer. Corporate bonds are generally subject to higher levels of credit risk than government bonds.
  Extension Risk. The Fund is also subject to the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as a mortgage- or asset-backed security) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration and potentially reduce the value of these securities.
  Prepayment Risk. A general decline in interest rates may result in prepayments of certain obligations the Fund will acquire. These prepayments may require the Fund to reinvest at a lower rate of return. They may also reduce the Funds’ share price, because the value of those securities may depreciate or may not appreciate as rapidly as debt securities, which cannot be prepaid.
  Portfolio Management Risk. The Fund is also subject to the risk that particular types of securities held will underperform other securities and/or may decline in value.
  State Specific Risk. The Fund is also subject to the risk that it concentrates its investments in instruments issued by or on behalf of the state of Colorado. Due to the level of investment in municipal obligations issued by the state of Colorado and its political subdivisions, the performance of the Fund will be closely tied to the economic and political conditions in the state of Colorado. Therefore, an investment in the Fund may be riskier than an investment in other types of municipal bond funds such as a national tax-exempt fund.
  Market Risk. The Fund’s exposure to securities can regularly affect the Fund’s NAV and total return due to fluctuations in the overall movements in the markets.
  Non-Diversification Risk. The Fund is a non-diversified fund even though the portfolio management team generally limits investments in any one issuer to less than 5% at the time of purchase. This is because many Colorado municipal securities are guaranteed by the State of Colorado and as such must be considered as being backed by the same entity Funds that are considered non-diversified under the Investment Company Act of 1940 may be considered a greater risk when compared to a diversified fund.
  Tax Risk. The Fund may be more adversely impacted by changes in tax rates and policies than other funds.

SUMMARY SECTIONS

WESTCORE COLORADO TAX-EXEMPT FUND (continued)

Risk/Return Bar Chart and Table

The following bar chart and table provide an indication of the risk of investing in the Fund by showing changes in the Fund’s Retail Class performance from year to year and by showing how the Fund’s average annual returns for one, five and ten years compared with those of an unmanaged index of securities. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available on www.westcore.com or call toll-free 800.392.CORE (2673).

Average Annual Total Returns for the Periods Ended December 31, 2010

After-tax returns for the Retail Class are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Westcore Colorado Tax-Exempt Fund	1 Year	5 Years	10 Years
Retail Class
Return Before Taxes	1.77%	3.52%	3.84%
Return After Taxes on Distributions	1.77%	3.52%	3.84%
Return After Taxes on Distributions and Sale of Fund Shares	2.43%	3.56%	3.84%
Barclays Capital 10-Year Municipal Bond Index (reflects
no deduction for fees, expenses, or taxes)	4.04%	4.85%	5.15%

SUMMARY SECTIONS

WESTCORE COLORADO TAX-EXEMPT FUND (continued)

Management

Investment Adviser

Denver Investments

Portfolio Managers

Name(s) of Portfolio Manager(s) and Title(s)	Date Began Managing the Fund
Thomas B. Stevens, CFA
Partner, Fixed-Income Research Portfolio Manager – Denver Investments; Portfolio Manager of the Fund	May 28, 1999
Kenneth A. Harris, CFA
Partner, Fixed-Income Research Portfolio Manager – Denver Investments; Portfolio Manager of the Fund	June 1, 2005

Other Important Information Regarding Fund Shares

For important information about purchase and sale of fund shares, tax information, and financial intermediary compensation, please turn to “Summary of Other Important Information Regarding Fund Shares” on page 50 of this Prospectus.

SUMMARY SECTIONS

SUMMARY OF OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

Purchase and Sale of Fund Shares

The minimum initial purchase is $2,500 for the Retail Class and $500,000 for the Institutional Class. The minimum subsequent purchase is $25 for the Retail Class (or $25 per month for automatic investment). There is no minimum subsequent purchase for Institutional Class. You may redeem shares of the Fund on any business day through the Fund’s website at www.westcore.com, by telephone at 800.392.CORE (2673), by regular mail at Westcore Funds, P.O. Box 44323, Denver, CO 80201-4323, or by a systematic withdrawal plan (must be multiples of $50, and can be accomplished monthly, quarterly, or annually).

Tax Information

Except for the Westcore Colorado Tax-Exempt Fund, the Funds intend to make distributions that will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions of the Westcore Colorado Tax-Exempt Fund may be subject to federal income tax.

Financial Intermediary Compensation

Payments to Broker Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

ADDITIONAL INFORMATION ABOUT THE FUNDS

This Prospectus pertains to the Retail Class and Institutional Class (if applicable) of the Westcore Growth Fund, Westcore MIDCO Growth Fund, Westcore Select Fund, Westcore Blue Chip Fund, Westcore Mid-Cap Value Fund, Westcore Small-Cap Opportunity Fund, Westcore Small-Cap Value Fund, Westcore Micro-Cap Opportunity Fund, Westcore International Small-Cap Fund (formerly the Westcore International Frontier Fund), Westcore Flexible Income Fund, Westcore Plus Bond Fund and Westcore Colorado Tax-Exempt Fund (each a “Fund,” and collectively the “Funds”) of the Westcore Trust (the “Trust”) each of which is advised by Denver Investment Advisors LLC, also doing business as Denver Investments (“Denver Investments” or “Advisor”). The Westcore Growth Fund, Westcore MIDCO Growth Fund, Westcore Select Fund, Westcore Blue Chip Fund, Westcore Mid-Cap Value Fund, Westcore Small-Cap Opportunity Fund, Westcore Small-Cap Value Fund, Westcore Micro-Cap Opportunity Fund and Westcore International Small-Cap Fund are sometimes referred to as the “Westcore Equity Funds.” The Westcore Flexible Income Fund, Westcore Plus Bond Fund and Westcore Colorado Tax-Exempt Fund are sometimes referred to as the “Westcore Bond Funds.” All of the Westcore Funds offer both Retail and Institutional Classes, except the Westcore Select Fund, Westcore Mid-Cap Value Fund, Westcore Micro-Cap Opportunity Fund, Westcore International Small-Cap Fund and Westcore Colorado Tax-Exempt Fund, which only offer the Retail Class.

WESTCORE EQUITY FUNDS

The Westcore Equity Funds are designed for long-term investors who can tolerate the risks associated with investments in common stocks.

What are the investment objectives of the Westcore Equity Funds?

Westcore Growth Funds:

  Westcore Growth Fund – long-term capital appreciation by investing primarily in common stocks of large companies selected for their growth potential.
  Westcore MIDCO Growth Fund – long-term capital appreciation by investing primarily in medium-sized growth companies.
  Westcore Select Fund – long-term growth of capital through a limited number of investments in primarily medium-sized companies selected for their growth potential.

Westcore Value Funds:

  Westcore Blue Chip Fund – long-term total return by investing in stocks of large, well-established companies whose stocks appear to be undervalued.
  Westcore Mid-Cap Value Fund – long-term capital appreciation by investing primarily in medium-sized companies whose stocks appear to be undervalued.
  Westcore Small-Cap Opportunity Fund – long-term capital appreciation primarily through investments in companies with small capitalizations whose stocks appear to be undervalued.
  Westcore Small-Cap Value Fund – long-term capital appreciation primarily through investments in dividend paying companies with small capitalizations whose stocks appear to be undervalued.
  Westcore Micro-Cap Opportunity Fund – long-term capital appreciation by investing in micro-cap companies whose stocks appear to be undervalued.

Westcore International Fund:

  Westcore International Small-Cap Fund – long-term growth of capital primarily through investments in international small-cap companies.

Upon notice to shareholders, each Fund’s investment objective may be changed by the Board of Trustees (the “Board”) of the Trust without the approval of shareholders.

Also, pursuant to Rule 35d-1 of the Investment Company Act of 1940, certain Westcore Equity Funds must notify shareholders with written notice sixty (60) days prior to any change in its investment policy. The following are those Westcore Equity Funds and each respective principal investment policy:

  Westcore MIDCO Growth Fund – Under normal circumstances, the Fund invests at least eighty percent (80%) of the value of its net assets plus any borrowings for investment purposes in mid-cap companies.
  Westcore Blue Chip Fund – Under normal circumstances, the Fund will invest at least eighty percent (80%) of the value of its net assets in large, well-established, companies, as measured at the time of purchase.
  Westcore Mid-Cap Value Fund – Under normal circumstances, at least eighty percent (80%) of the value of the Fund’s net assets, plus any borrowings for investment purposes, is invested in mid-cap companies.
  Westcore Small-Cap Opportunity Fund – Under normal circumstances, at least eighty percent (80%) of the value of the Fund’s net assets, plus any borrowings for investment purposes, is invested in small-cap companies.
  Westcore Small-Cap Value Fund – Under normal circumstances, at least eighty percent (80%) of the value of the Fund’s net assets, plus any borrowings for investment purposes, is invested in small-cap companies.
  Westcore Micro-Cap Opportunity Fund – Under normal circumstances at least eighty percent (80%) of the value of the Fund’s net assets, plus any borrowings for investment purposes, is invested in micro-cap companies.
  Westcore International Small-Cap Fund – Under normal circumstances, at least eighty percent (80%) of the value of the Fund’s net assets, plus any borrowings for investment purposes, is invested in small-cap companies.

ADDITIONAL INFORMATION ABOUT THE FUNDS

WESTCORE BOND FUNDS

The Westcore Bond Funds are designed for long-term investors who can tolerate the risks associated with investing in bonds.

What are the investment objectives of the Westcore Bond Funds?

  Westcore Flexible Income Fund – long-term total rate of return, primarily through investments in bonds, and to a lesser extent through convertible securities and high-yielding equities consistent with preservation of capital.
  Westcore Plus Bond Fund – long-term total rate of return, consistent with preservation of capital, by investing primarily in investment-grade bonds of varying maturities.
  Westcore Colorado Tax-Exempt Fund – income exempt from both federal and Colorado state personal income taxes by emphasizing investment-grade Colorado municipal bonds with intermediate maturities.

Upon notice to shareholders, each Westcore Bond Fund’s investment objective may be changed by the Trust’s Board without the approval of shareholders.

Also, pursuant to Rule 35d-1 of the Investment Company Act of 1940, certain Westcore Bond Funds must notify shareholders with written notice sixty (60) days prior to any change in its investment policy. The following are those Westcore Bond Funds and each respective principal investment policy:

  Westcore Flexible Income Fund – Under normal circumstances, the Fund will invest at least eighty percent (80%) of the value of its net assets plus any borrowings for investment purposes in income-producing securities.
  Westcore Plus Bond Fund – Under normal circumstances, the Fund will invest at least eighty percent (80%) of the value of its net assets, plus any borrowings for investment purposes, in bonds of varying maturities.

GENERAL PORTFOLIO POLICIES

In addition to the principal investment strategies and risks described earlier in this Prospectus, each Fund will follow the general policies listed below.

Temporary Defensive Positions

Each Fund may, from time to time, take temporary defensive positions that are inconsistent with their principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. Such investments may include various short-term instruments, cash and cash equivalents. If any Fund takes a temporary position at the wrong time, the position could have an adverse impact on that Fund’s performance and the Fund may not achieve its investment objective. Each Fund reserves the right to invest all of its assets in temporary defensive positions.

Illiquid Investments

Each Fund may invest up to fifteen percent (15%) of its net assets in securities that are illiquid. The Funds consider illiquid securities to be those securities that the Advisor does not believe could be sold in an orderly transaction within seven business days. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as “restricted securities”). Under procedures adopted by the Trust’s Trustees, certain restricted securities, such as Rule 144A securities, may be deemed to be liquid and will not be counted toward this 15% limit. From time to time and under certain market conditions, these restricted securities deemed liquid may be subsequently reviewed and deemed illiquid based on such market conditions.

Other Investment Companies

Each Fund may invest its cash balances, within the limits permitted by the Investment Company Act of 1940, as amended (“1940 Act”), in other investment companies that invest in high quality, short-term debt securities that determine their NAV per share on the amortized cost or penny-rounding method (i.e., money market funds). The Funds may invest cash holdings in money market funds as permitted under Section 12(d)(1) of the 1940 Act and the rules promulgated under that section.

In addition, all Funds except the Westcore Colorado Tax-Exempt Fund may, consistent with the 1940 Act, invest in other investment companies that invest in a manner consistent with each Fund’s investment objective, generally through the use of exchange-traded funds (“ETFs”). Some ETFs also have obtained exemptive orders permitting other investment companies, such as the Funds, to acquire their securities in excess of the limits otherwise imposed by the 1940 Act.

ETFs are open-end investment companies or unit investment trusts that are registered under the 1940 Act. The shares of ETFs are listed and traded on stock exchanges at market prices. Since ETF shares can be bought and sold like ordinary stocks throughout the day, the Funds may invest in ETFs in order to equitize cash, achieve exposure to a broad basket of securities in a single transaction, achieve similar exposure for the Funds when proceeds are available from sales made to recognize losses on other investments in the Fund, or for other reasons.

An investment in an ETF generally presents the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up or down, and the Funds could lose money investing in ETFs if the prices of the securities owned by ETFs go down. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds: (i) the market price of an ETF’s shares may trade above or below their NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers” (which are tied to large increases or decreases in stock prices) halts stock trading generally.

A pro rata portion of ETFs or other investment companies’ fees and expenses will be borne by the Fund’s shareholders. These fees and expenses are in addition to fees charged directly by the Fund in connection with its operations. ETFs do not charge initial sales charges or redemption fees; however, investors do pay customary brokerage fees to buy and sell shares.

Portfolio Turnover

In general, the Funds intend to purchase securities for long-term investment, and the Advisor will not consider the portfolio turnover rate when making investment decisions for the Funds. Short-term transactions may result from liquidity needs, securities having reached a price objective or by reason of economic or other developments not foreseen at the time of the investment decision. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses, which must be borne by the Fund and its shareholders. It may result in higher short-term capital gains taxable to shareholders. These gains are taxable at higher rates than long-term capital gains. Frequent trading could also mean higher brokerage commissions and other transaction costs, which could reduce the Fund’s return. The Funds’ portfolio turnover rates will vary over time, and could exceed 100%, based on certain market conditions.

HOW TO INVEST AND OBTAIN INFORMATION

HOW TO CONTACT WESTCORE FUNDS

The following sections explain how to contact Westcore Funds and how to purchase, exchange and redeem your Westcore Fund shares (“shares”). It also explains various services and features offered in connection with your account. Please call us at 800.392.CORE (2673) if you have any questions or to obtain a New Account Application.

Contacting Westcore Funds

www.westcore.com:

Westcore Trans@ction Center

24 hours a day, seven days a week

  Access account information

  Perform transactions

  Order duplicate statements and tax forms

  Change your address or distribution options

800.392.CORE (2673):

Westcore Investor Services

Weekdays: 7 a.m. to 6 p.m. Mountain Time

Westcore Automated Service Line

24 hours a day, seven days a week

  Access account information

  Perform transactions

  Order duplicate statements, tax forms or additional checkbooks for the BlackRock Money Market Portfolio

Westcore Funds P.O. Box 44323 Denver, CO 80201-4323
Westcore Funds 1290 Broadway, Suite 1100 Denver, CO 80203
Westcore Funds 1290 Broadway, Suite 1100 Denver, CO 80203

HOW TO INVEST AND OBTAIN INFORMATION

PURCHASING SHARES

You may purchase additional Fund shares through any of the options below or in person at the location listed on page 54. In addition, if you are an existing shareholder, you may open a new account with identical registration and account options in another Fund by any of these methods.

Opening a New Account

Send a completed New Account Application with your check and mail to the appropriate address set forth on the previous page.

Adding to Your Existing Account

Complete the tear-off investment slip from your last statement and mail with your check to the appropriate address. Or, send your check and a written request following the instructions on page 62 to the appropriate address.

If you are an existing shareholder, you may purchase additional Fund shares by telephone.

Call 800.392.CORE (2673) to speak with an Investor Service Representative from 7 a.m. to 6 p.m. Mountain Time or use the 24-hour Westcore Automated Service Line.

If you are an existing shareholder, you may purchase additional shares online. Access the 24-hour Westcore Trans@ction Center located at www.westcore.com.
Complete the Automatic Investment Plan Section on your application to have money automatically withdrawn from your bank account monthly, quarterly or annually.

The minimum automatic investment for Retail Class shares is $25 per month per Fund.

To add this option to your account, please call 800.392.CORE (2673) or access www.westcore.com for the appropriate form.

You may purchase Fund shares by wire transfer from your bank account to your Fund account.

To place a purchase by wire, please call 800.392.CORE (2673) to speak with an Investor Service Representative from 7 a.m. to 6 p.m. Mountain Time.

*For more information on automatic telephone and online transactions, please see “Additional Information on Telephone and Online Service” on page 60.

HOW TO INVEST AND OBTAIN INFORMATION

Important notes on purchasing shares:

  When you purchase shares, your request will be processed at the NAV calculated after your order is received in good order and with clear instructions as to the Fund, account number and amount.
  Please make your check payable to Westcore Funds in U.S. dollars drawn on a U.S. bank.
  Cash, credit card checks, travelers checks, money orders, instant loan checks, third-party checks, checks drawn on foreign banks or checks with inconsistencies between the name on the bank account and fund account registration will not be accepted for purchases.
  If you are purchasing shares in a retirement account,*** please indicate whether the purchase is a rollover, a current, or prior-year contribution.
  After receipt of your order by wire, telephone or online, your bank account will be debited the next business day for wire transfers and the second business day for electronic fund transfers.
  If a check does not clear your bank, Westcore Funds reserves the right to cancel the purchase.
  If Westcore Funds is unable to debit your predesignated bank account for purchases, Westcore may make additional attempts or cancel the purchase.
  Westcore Funds reserve the right to reject any order.
  If your purchase is cancelled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of any decline in the value of the cancelled purchase. Westcore Funds (or their agents) have the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price. Any profit on such cancellation will accrue to the Funds.
  A transfer between classes is not considered a taxable transaction.
  The Westcore Small-Cap Value Fund is closed to new investors, except as described below. Shareholders of record of the Westcore Small-Cap Value Fund on March 31, 2011 may continue to add to their existing accounts through the purchase of additional shares and through the reinvestment of dividends and capital gain distributions. New accounts may continue to be established under the following circumstances:

    A financial advisor and/or financial intermediary whose clients have established accounts in the Westcore Small-Cap Value Fund as of March 31, 2011 may continue to open new accounts in the Westcore Small-Cap Value Fund for any of its existing or new clients.
    Existing or new participants in a qualified retirement plan, such as a 401(k) plan, profit sharing plan, 403(b) plan or 457 plan, may continue to open new accounts in the Small-Cap Value Fund. In addition, if such qualified retirement plans have a related retirement plan formed in the future, this plan may also open new accounts in the Westcore Small-Cap Value Fund.

  The Board of Trustees reserves the right to re-open the Westcore Small-Cap Value Fund to new investors at any time or to modify the extent to which future sales of shares are limited, including closing the Fund to any subsequent purchases by any investor. The Trust also reserves the right to permit the establishment of new accounts under circumstances not identified above, and to reject any purchase order or rescind any exception listed in this supplement that the Trustees determine does not benefit the Fund and its shareholders.

Investment Minimums	Retail Class*	Institutional Class**
To open a new regular account	$2,500	$500,000
To open a new retirement, education*** or UGMA/UTMA account	$1,000	$500,000
To open an Automatic Investment Plan account	$1,000	$500,000
Automatic Investments	$25 per month per Fund	–
To add to any type of account	$25	–

T he Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part, including the right to waive the Institutional Class minimums, if in the Advisor’s sole opinion, the investor has adequate intent and availability of assets to reach a future level of investment in the Fund that is equal to or greater than the minimum.

*      Existing accounts and automatic investment plans established before October 1, 2000 are entitled to reduced investment minimums: $1,000 for existing regular accounts; $250 for existing retirement or UGMA/UTMA accounts.

**    The minimum investment in the Institutional Class shares is $500,000. Investors generally may meet the minimum investment amount by aggregating multiple accounts with common ownership within the Fund. Common ownership includes individual and joint accounts as well as accounts where an investor has beneficial ownership through acting as a custodian for a minor account or as a beneficiary to a trust account. Please see page 65 for more information regarding investment minimums on Accounts opened through a Service Organization.

***   A description of the retirement and education accounts available for investment in the Westcore Funds may be found in the SAI for the Funds. Please see the back cover of this prospectus for the telephone number, mailing address and e-mail address where you can obtain a free copy of the SAI.

HOW TO INVEST AND OBTAIN INFORMATION

EXCHANGING SHARES

You may exchange your Fund shares for shares of other Funds or the BlackRock Money Market Portfolio** through any of the options below. You may also place an exchange in person at the location listed on page 54. In addition, if you are an existing shareholder, you may exchange into a new account copying your existing account registration and options by any of these methods.

**  BlackRock Money Market Portfolio is a money market fund advised by BlackRock Advisors, LLC, sub-advised by BlackRock Institutional Management Corporation and distributed by BlackRock Investments, Inc.

Send a written request following the instructions on page 62 and mail to the appropriate address
Call 800.392.CORE (2673) to speak with an Investor Service Representative from 7 a.m. to 6 p.m. Mountain Time or use the 24-hour Westcore Automated Service Line.
Access the 24-hour Westcore Trans@ction Center located at www.westcore.com.
Call 800.392.CORE (2673) to receive instructions for automatically exchanging shares between funds on a monthly, quarterly or annual basis (“Systematic Exchange Agreement”).

*For more information on automatic telephone and online transactions, please see “Additional Information on Telephone and Online Service” on page 60.

Important notes on exchanging shares:

  Exchanges must meet the minimum investment requirements described on page 56.
  Exchanges between accounts will be accepted only if registrations are identical.
  Please be sure to read the Prospectus for the Fund into which you are exchanging.
  An exchange represents the sale of shares from one fund and the purchase of shares of another fund. This may produce a taxable gain or loss in your non-tax-deferred account.
  If you exchange shares within 90 calendar days from their date of purchase, you may be subject to the redemption fee as described on page 59.
  Transfers between classes of the same Fund are generally not considered a taxable transaction.

HOW TO INVEST AND OBTAIN INFORMATION

REDEEMING SHARES

You may redeem your Fund shares by any of the options below or in person at the location listed on page 54.

Send a written request following the instructions on page 62 and mail to the appropriate address.

If you are an existing shareholder, you may redeem your shares by telephone.

Call 800.392.CORE (2673) to speak with an Investor Service Representative from 7 a.m. to 6 p.m. Mountain Time or use the 24-hour Westcore Automated Service Line.

If you are an existing shareholder, you may redeem your shares online. Access the 24-hour Westcore Trans@ction Center located at www.westcore.com.
You may redeem Fund shares automatically (in any multiple of $50) monthly, quarterly or annually.

To add this option to your account, please call 800.392.CORE (2673) or access www.westcore.com for the appropriate form.

You may redeem Westcore shares by wire transfer from your Westcore account to your bank account.

You must have established bank instructions prior to placing wire redemptions.

To arrange a wire redemption, please call 800.392.CORE (2673) to speak with an Investor Service Representative from 7 a.m. to 6 p.m. Mountain Time.

To add bank instructions to your account, please call 800.392.CORE (2673) or access www.westcore.com for the appropriate form.

* For more information on automatic telephone and online transactions, please see “Additional Information on Telephone and Online Service” on page 60.

HOW TO INVEST AND OBTAIN INFORMATION

Redemption Fee
The Funds impose a two percent (2%) redemption fee (the “Redemption Fee”) on Fund shares if such Fund shares are redeemed (including in connection with an exchange) within ninety (90) calendar days from their date of purchase. For shareholders of Westcore Blue Chip Fund who acquired their shares pursuant to the reorganization of Blue Chip Value Fund, Inc., the Redemption Fee is payable if a redemption is requested within ninety (90) days following the completion of that reorganization on March 25, 2011. The Redemption Fee is paid directly to the Funds rather than the Advisor and is intended to encourage long-term investment in the Funds and, to the extent that frequent trading persists, to offset brokerage commissions, market impact, transaction costs and other expenses associated with frequent trading. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first.

The Redemption Fee will not be charged on transactions involving the following:
1.	Redemption of shares purchased through reinvested dividends or distributions.
2.	Redemption of shares through a Qualified Retirement Plan that provides an account for each participant, including retirement and deferred compensation plans maintained pursuant to Sections 401, 403, and 457 of the Internal Revenue Code and “rabbi trusts.”
3.	Redemption of shares through wrap-fee and similar investment programs administered by financial intermediaries where the primary extent of their Frequent Trading activity is expected to be limited to periodic rebalancing programs to meet asset allocation targets.
4.	Redemption of shares through “omnibus accounts” maintained by Service Organizations (see page 65) that have represented to management that for administrative reasons, they are unable to apply the redemption fee to underlying shareholders. The Funds will implement the redemption fee in a timely manner (at least 90 days) once the Service Organization provides written notice to the Funds of its ability to apply the redemption fee.
5.	Redemption of shares initiated by a Fund (i.e., liquidation or merger of a fund, closing account due to balance below minimums, etc.).
6.	Redemption resulting from a legally required minimum required distribution from an IRA or Qualified Plan.
7.	Redemption in the event of death.
8.	Redemption resulting from the re-registration or transfer of ownership where the shares remain invested in the Fund.
9.	Redemption of shares based on a Qualified Domestic Relations Order or divorce decree court orders.
10.	Redemption requested in writing by a Service Organization in good faith to correct a specifically identified clerical or processing order and to provide a beneficial shareholder with the transaction originally requested by the beneficial shareholder.
11.	Redemption due to disability as defined by Internal Revenue Service (“IRS”) requirements.
12.	Redemption of shares pursuant to a systematic withdrawal of money on a periodic basis.
13.	Redemption of shares due to a hardship as defined by the IRS.
The Funds reserve the right to impose the Redemption Fee on exempted transactions, qualified plans or investment programs described above if the Advisor believes that disruptive frequent trading is present and it, or a third party, has the necessary account information to impose the redemption fee. In addition, the Funds reserve the right to waive the Redemption Fee in other circumstances, at its discretion, if such waiver is approved by both the Funds’ President and Treasurer and reported to the Board at the next scheduled meeting. Under no circumstances will any waiver involve any compensation or other consideration received by the Funds, the Advisor, or any other party pursuant to such arrangements.

Important notes on redeeming shares:
  You may redeem your Fund shares on any business day that the New York Stock Exchange (the “Exchange”) is open.
  Generally, redemption proceeds will be sent by check to the shareholders’ address of record within seven days after receipt of a valid redemption request.
  Generally, a wire transfer will be sent directly into your designated bank account the next business day after receipt of your valid redemption request, and an electronic funds transfer will be sent the second business day after receipt of your order.
  If the shares you are redeeming were purchased by check, Westcore will delay the mailing of your redemption check for up to 15 days from the day of purchase to allow the purchase to clear. If the shares you are redeeming were purchased by telephone, computer or through the Automatic Investment Plan, Westcore will delay the mailing of your redemption check until confirmation of adequate funds has been received, which is generally no longer than five business days.

HOW TO INVEST AND OBTAIN INFORMATION

ADDITIONAL INFORMATION ON TELEPHONE AND ONLINE SERVICE

  All shareholders (except for certain accounts opened through Service Organizations and certain retirement accounts) are automatically granted automatic telephone and online transaction privileges unless they decline them explicitly on their account application or in writing to Westcore Funds. These accounts opened through Service Organizations and certain retirement accounts may or may not have such privileges, depending on the privileges made available by that Service Organization or retirement plan administrator.
  Shareholders can follow the instructions provided at the Westcore Automated Service Line and Westcore Trans@ction Center to access these services using a personal identification number.
  Automatic telephone and online purchases and redemptions are completed by electronic funds transfer from your bank account to your Westcore account. (Wire transfer is not available for automatic telephone or online transactions.) To establish this privilege, please complete the “Bank Information” section of your account application. You may also call 800.392.CORE (2673) or access www.westcore.com for the appropriate form.
  Automatic telephone and online redemptions are not available for IRA, business or certain fiduciary accounts. In addition, automatic telephone and online exchanges are not available for business or certain fiduciary accounts.
  There is a $25,000 daily maximum for each account for each separate type of automatic telephone and online transaction (purchases, exchange-in, exchange-out and redemptions).
  It may be difficult to reach the Funds by telephone or online during periods of unusual market activity. If this happens, you may transact on your account by mail as described in this Prospectus.

Security Issues

The Funds have procedures to enhance security, including the use of 128-bit encryption through the Westcore Trans@ction Center, testing the identity of the shareholder placing the order and sending prompt written confirmation of transactions. However, shareholders may give up some level of security by choosing to transact by telephone or online rather than by mail.

The Funds also have procedures to confirm that telephone and online transaction requests are genuine. The Funds believe that these procedures are reasonably designed to prevent unauthorized telephone or online transactions, and the Funds and its agents will not be responsible for any losses resulting from unauthorized telephone or online transactions when these procedures are followed and the Fund reasonably believes that the transaction is genuine.

GENERAL ACCOUNT POLICIES

The Funds may modify or terminate account policies, services and features, but, subject to the Funds’ right to limit account activity or redeem involuntarily as described below, will not materially modify or terminate them without giving shareholders sixty (60) days’ written notice. The Funds reserve the right to modify the general account policies from time to time or to waive them in whole or in part for certain types of accounts.

The Funds or their agents may temporarily suspend telephone, wire and online transactions and other shareholder services if it believes it is advisable to do so.

Customer Identification Program

Federal regulations require the Funds to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number ( E IN) or other government-issued identification when you open an account. Additional information may be required in certain circumstances. New Account Applications without such information may not be accepted. To the extent permitted by applicable law, The Funds reserves the right to place limits on transactions in your account until your identity is verified. Under applicable anti-money laundering regulations and other federal regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld. An Anti-Money Laundering officer has been appointed by the Fund.

Frequent Trading and Market Timing Risk

While the Funds provide shareholders with daily liquidity, their investment programs are designed to serve long-term investors. Market timing and frequent/excessive trading activities (“Frequent Trading”) of the Funds’ shares can be disruptive to the management of the Funds and hurt the long-term performance of each Fund. In addition, mutual funds with fewer assets under management have greater exposure to Frequent Trading risks.

Frequent Trading of mutual fund shares present a variety of risks for shareholders of a mutual fund who do not engage in Frequent Trading activities. These risks, in general, include:

  dilution in the value of mutual funds’ shares for long-term shareholders, negative impact on a mutual fund’s performance due to the loss of investment opportunities and/or a more significant impact of cash on fund performance attributable to maintaining larger cash positions to avoid the need to liquidate holdings to meet redemption requests, increased brokerage and administrative costs due to higher portfolio turnover, interference with the efficient management of a mutual fund’s portfolio, liquidation of portfolio holdings at a disadvantageous time to satisfy redemption requests, and higher portfolio turnover resulting in increased capital gains distributions.

In addition, mutual funds investing in securities that are primarily listed on foreign exchanges, such as the Westcore International Small-Cap Fund, can be impacted by events affecting the price of foreign securities after the close of a foreign exchange, but prior to the close of trading on the Exchange. During such an event, the closing values of foreign securities would no longer reflect their market value; however, a mutual fund holding such foreign securities might continue to use the closing prices listed on the foreign exchange. This would allow an investor to attempt to capture any pricing inefficiencies by engaging in market timing of fund shares, which may result in dilution in the value of mutual fund shares. This strategy is generally referred to as “time-zone arbitrage.”

Similarly, the Funds that hold small-capitalization (e.g., small company) stocks that are thinly-traded may also be prone to pricing inefficiencies on days where limited trading occurs and significant events occur which could materially impact the value of such stocks.

Frequent Trading Policies and Procedures

The Board of the Funds have adopted Frequent Trading Policies and Procedures described below, which are designed to prevent Frequent Trading activities in the Funds.

  Westcore Funds imposes a Redemption Fee on Fund shares if such Fund shares are redeemed (including in connection with an exchange) within ninety (90) calendar days from their date of purchase. For more information regarding this fee, see page 59.
  If the Funds believe, in their sole discretion, that an investor is engaging in Frequent Trading activity, each Fund reserves the right to reject any purchase or exchange order. Purchase or exchange orders accepted by a financial intermediary in violation of the Funds’ Frequent Trading policies are not deemed accepted by a Fund and may be cancelled or revoked on the next business day following receipt by the financial intermediary. The Funds will not be responsible for any losses you may suffer as a result of a Fund rejecting your purchase or exchange order. In addition, any redemptions or exchanges that you make (as a result of the activity described above or otherwise) will be subject to any and all redemption fees, as described on page 59.

GENERAL ACCOUNT POLICIES

  The Funds reserve the right to impose restrictions on the trading activity of accounts traded through financial intermediaries.
  The Board has approved fair value pricing and valuation procedures to address circumstances when prices are either unavailable or considered unreliable. For example, a significant event that is likely to materially affect a Fund’s NAV has occurred after the relevant foreign market has closed, but prior to the valuation time.

In addition, under Rule 22c-2 of the 1940 Act, the Funds have entered into agreements with financial intermediaries obligating such financial intermediaries to provide, upon a Fund’s request, certain information regarding their customers and their customers’ transactions in shares of the Fund. However, there can be no guarantee that all short-term trading will be detected in a timely manner, since the Funds will rely on the financial intermediaries to provide the trading information, and the Funds cannot be assured that the trading information, when received, will be in a form that can be quickly analyzed or evaluated by the Funds.

Neither the Trust nor its Funds accommodate Frequent Trading. However, none of these tools alone, nor all of them taken together, can eliminate the possibility that Frequent Trading activities will occur. The Funds may consider the trading history of accounts under common ownership or control in any Fund for the purpose of enforcing these policies.

Written Instructions

To process transactions in writing, your request should be sent to Westcore Funds, P.O. Box 44323, Denver, CO 80201-4323 and must include the following information:

  The name and class of the Fund(s).
  The account number(s).
  The amount of money or number of shares.
  The name(s) on the account.
  The signature(s) of all registered account owners (signature guaranteed, if applicable).
  Your daytime telephone number.

Signature Guarantee

A signature guarantee assures that a signature is genuine. The signature guarantee protects shareholders from unauthorized transfers. A signature guarantee is not the same as a notarized signature. You can obtain a signature guarantee from a bank or trust company, credit union, broker, dealer, securities exchange or association, clearing agency or savings association.

The guarantee must be a “Medallion Signature Guarantee” and must be signed in the name of the guarantor by an authorized person with that person’s title and the date. The Funds may reject a signature guarantee if the guarantor is not a member of or participant in a signature guarantee program. Call your financial institution to see if they have the ability to guarantee your signature.

Shareholders living abroad may acknowledge their signatures at an overseas branch of a U.S. bank, member firm of a stock exchange or any foreign bank having a branch office in the U.S.

To protect your accounts from fraud, the following transactions will require a signature guarantee:

  Transferring ownership of an account.
  Redeeming by check payable to someone other than the account owner(s).
  Redeeming by check mailed to an address other than the address of record.
  Redemption check mailed to an address that has been changed within the last 30 days of the redemption request without a signature guarantee.
  Redeeming by electronic transfer to a bank account other than the bank account of record.

Each shareholder may request the Funds to require a signature guarantee for redemptions greater than $25,000 from your account by completing the applicable section of the account application or by calling 800.392.CORE (2673). Once this election has been made, the Funds may only remove it upon receipt of a signature guaranteed letter of instruction.

The Funds reserve the right to require a signature guarantee under other circumstances or to reject or delay a redemption on certain legal grounds.

GENERAL ACCOUNT POLICIES

Annual Small Balance Account Maintenance Fee – Retail Class Only

The Funds may deduct an annual maintenance fee of $12.00 from accounts serviced directly by the Funds with a value less than $750. It is expected that accounts will be valued for the purpose of calculating this maintenance fee on the first Friday of December each year. The fee is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from accounts with an active automatic investment plan or from accounts of shareholders who have a total of $10,000 or more invested directly with the Funds in multiple accounts (multiple accounts with balances totaling over $10,000 must have the same social security number to qualify).

Redemption of Low Balance Accounts

If your account balance falls below the required minimums presented on page 56 due to redemptions, a letter may be sent advising you to either bring the value of the shares held in the account up to the minimum or establish an automatic investment of at least $25 per month for Retail Class accounts. If action is not taken within 45 days of the notice, the Retail Class shares held in the account may be redeemed and the proceeds sent by check to your address of record. Institutional Class shares may be exchanged to the Retail Class. We reserve the right to increase the investment minimums.

Involuntary Redemptions

The Funds reserve the right to close an account if the shareholder is deemed to engage in activities relating to the Funds that are illegal or otherwise believed to be detrimental to a Fund.

Right to Delay Delivery & Redeem In-Kind

The Funds reserve the right to delay delivery of your redemption proceeds up to seven days, or to honor certain redemptions with securities, rather than cash. Under the 1940 Act, a Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the U.S. Securities and Exchange Commission (“SEC”); (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. The Funds may also suspend or postpone the recordation of the transfer of their shares upon the occurrence of any of the foregoing conditions.

Address Changes

To change the address on your account, call 800.392.CORE (2673) or send a written request signed by all account owners. Include the name of the Fund(s), the account number(s), the name(s) on the account and both the old address and new address. Certain options may be suspended for 30 days following an address change unless a signature guarantee is provided.

Registration Changes

To change the name on an account, the shares are generally transferred to a new account. In some cases, legal documentation may be required. Certain registration changes may have tax implications. Please contact your tax adviser. For more information call 800.392.CORE (2673).

Quarterly Consolidated Statements and Shareholder Reports

The Funds will send you a consolidated statement quarterly and, with the exception of automatic investment plan transactions and dividend reinvestment transactions, a confirmation after every transaction that affects your share balance or your account registration. A statement with tax information regarding the tax status of income dividends and capital gain distributions will be mailed to you by January 31 of each year and filed with the Internal Revenue Service (“IRS”).

Each year, we will send you an annual and a semi-annual report. The annual report includes audited financial statements and a list of portfolio securities as of the fiscal year end. The semi-annual report includes unaudited financial statements for the first six months of the fiscal year, as well as a list of portfolio securities at the end of the period. You will also receive an updated Prospectus at least once each year. Please read these materials carefully, as they will help you understand your investments in Westcore Funds.

To reduce expenses and demonstrate respect for the environment, we will deliver a single copy of the Funds’ financial reports and Prospectuses to multiple investors with the same mailing address. Shareholders who desire individual copies of such reports or

Prospectuses should call 800.392.CORE (2673) or write to us at Westcore Funds, P.O. Box 44323, Denver, CO 80201. In addition, shareholders have the option to discontinue printed and mailed account statements and/or shareholder reports in favor of electronic versions which may be accessed on the Funds’ website through a link contained in an email sent to the shareholder. Shareholders must “opt-in” for this service by following the instructions on the website at www.westcore.com.

GENERAL ACCOUNT POLICIES

Disclosure of Fund Holdings

The SAI contains a complete description of the Funds’ policies and procedures with respect to the disclosure of a Fund’s portfolio securities. All of the Funds’ holdings are posted on the Funds’ website at www.westcore.com on or around the 15th of each month. Information on the Funds’ top ten holdings may be posted earlier than the complete holdings.

Price of Fund Shares

All purchases, redemptions and exchanges will be processed at the NAV next calculated after your request is received in good order by the transfer agent or certain authorized financial intermediaries in proper form. A Fund’s NAV is determined as of the close of regular trading on the Exchange, currently 4:00 p.m. Eastern Time, on each day that the Exchange is open. In order to receive that day’s price, your request must be received by the transfer agent or certain authorized financial intermediaries by the close of regular trading on the Exchange on that day. If not, your request will be processed at the Fund’s NAV at the close of regular trading on the next business day. To be in good order, your request must include your account number and must state the Fund shares you wish to purchase, redeem or exchange.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the Exchange is stopped at a time other than 4:00 p.m. Eastern Time. In the event the Exchange does not open for business because of an emergency, the Funds may, but are not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during an emergency situation, please call 800.392.CORE (2673).

In the case of participants in certain employee benefit plans investing in certain Funds and certain other investors, purchase and redemption orders will be processed at the NAV next determined after the Service Organization (as defined below) acting on their behalf receives the purchase or redemption order.

The Funds have authorized financial intermediaries to accept on its behalf purchase and redemption orders made through a mutual fund supermarket. Such financial intermediaries may designate other financial intermediaries to accept purchase and redemption orders on behalf of the Funds.

The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were initially processed at an NAV that is subsequently adjusted, and recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, provided that such reprocessing commences upon determination of a NAV adjustment and proceeds until fully implemented.

A Fund’s NAV is calculated by dividing the total value of its investments and other assets, less liabilities, by the total number of shares outstanding. Each Fund’s investments are generally valued at market value or, when market quotations are not readily available or when events occur that make established valuation methods unreliable, at fair value as determined in good faith under the direction of the Board. If any security is valued using fair value pricing, a Fund’s value for that security is likely to be different from the last quoted market price.

Valuation

Valuing Domestic Securities

Securities that are traded on a recognized domestic stock exchange are generally valued at the last sales price as of the valuation time on the principal stock exchange on which they are traded. However, securities that are principally traded on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) exchange are generally valued at the NASDAQ Official Closing Price (“NOCP”). Unlisted securities that are traded on the domestic over-the-counter market for which last sales prices are available, are generally valued at the last sales price as of the valuation time. In the absence of sales and NOCP, such securities are valued at the mean of the bid and asked prices. There are very limited circumstances in which domestic securities are expected to use fair value pricing (for example, if the exchange on which a security is principally traded closes early, if trading in a particular security was halted during the day and did not resume prior to the valuation time or when investing in restricted or private placement securities with no readily available market price). Exchange-traded interest rate futures are valued at the settlement price determined by the relevant exchange.

Valuing Foreign Securities

Securities that are traded on a foreign stock exchange (and that are not listed on a recognized domestic stock exchange or traded on the domestic over-the-counter market) are generally valued at the official closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for such foreign securities, such securities are generally valued at the last sales price occurring prior to the closing of its principal foreign exchange. If a security is valued in a currency other than U.S. dollars, the value will be converted to U.S. dollars using the most recent exchange rate prior to the valuation time provided by the Funds’ independent pricing service. Forward foreign currency exchange contracts are valued on a daily basis based on the closing prices of the foreign currency rates as of the close of regular trading on the NYSE. With respect to securities that are primarily listed on foreign exchanges, the value of the Funds’ portfolio securities may change on days when you will not be able to purchase or sell your shares.

GENERAL ACCOUNT POLICIES

Notwithstanding the foregoing, if an event has occurred after the relevant foreign market has closed but prior to the valuation time that is likely to materially affect a Fund’s NAV (i.e., a “significant event”), the security will be fair valued by the Advisor, using pricing procedures for the Funds that have been approved by the Board. Examples of potentially significant events that could materially impact a Fund’s NAV include, but are not limited to, company specific announcements, significant market volatility, natural disasters, armed conflicts and significant governmental actions. The primary objective of fair value pricing with respect to foreign securities is to minimize the possibilities for time-zone arbitrage.

Valuing Fixed-Income Obligations

Fixed-income obligations having a remaining maturity of greater than sixty (60) days at the time of purchase generally do not have readily available market quotations. As such, the Funds employ an independent pricing service selected by the Advisor, and approved by the Board, that may provide “evaluated” prices using generally accepted pricing methodologies. Prices obtained from the pricing service utilize both dealer-supplied valuations when available, and modeling techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Municipal securities are generally valued at the “evaluated” bid and all other fixed-income obligations are generally valued at the mean between the “evaluated” bid and ask prices. If the Advisor concludes that the “evaluated” price is unreliable or if the independent pricing service cannot provide a valuation for the security, the security may be valued using quotations from at least one broker-dealer selected by the Advisor or the security will be fair valued by the Advisor, using pricing procedures for the Funds that have been approved by the Board. Debt securities with remaining maturities of sixty (60) days or less at the time of purchase are valued at amortized cost, which generally equals market value.

Accounts Opened Through a Service Organization

You may purchase or sell Fund shares through an account you have with a financial intermediary (your “Service Organization”). Your Service Organization may charge transaction fees on the purchase and/or sale of Fund shares. Retail Class Accounts offered through a Service Organization may require different minimum initial and subsequent investments than Westcore Funds require. Institutional Class accounts offered through a Service Organization may meet the $500,000 minimum investment amount by aggregating multiple accounts within a Fund, however each separate account must meet a minimum investment requirement of $10,000. Exceptions to the Institutional Class minimums may apply for qualified retirement plans and other account types with lower or no networking and/or omnibus fees charged to the Funds. The Funds reserve the right to change the amount of minimums through Service Organizations from time to time or to waive them in whole or in part.

Service Organizations may also impose additional charges and restrictions, earlier cut-off times or different transaction policies and procedures, including more or less stringent policies, with respect to charging redemption fees from those applicable to shareholders that invest in Westcore Funds directly. Shareholders investing through Service Organizations should inquire about such policies prior to investing. The Service Organization, rather than you, may be the shareholder of record of your Fund shares. The Westcore Funds are not responsible for the failure of any Service Organization to carry out its obligations to its customers.

Certain Service Organizations may charge networking and/or omnibus account fees with respect to transactions in the Funds that are processed through the National Securities Clearing Corporation (“NSCC”) or similar systems. These fees may be paid by the Funds either directly to the Service Organizations or to the Administrators, which they use to reimburse the Service Organizations.

A Service Organization may receive fees from the Trust or the Advisor for providing services to the Trust or its shareholders. Such services may include, but are not limited to, shareholder assistance and communication, transaction processing and settlement, account set-up and maintenance, tax reporting and accounting. In certain cases, a Service Organization may elect to credit against the fees payable by its customers all or a portion of the fees received from the Trust or the Advisor with respect to their customers’ assets invested in the Trust. Payments made by the Advisor are predominantly based on current assets serviced by the Service Organization, but they may be based on other measures, such as number of participants in a retirement plan. The amount of these payments as determined from time to time by the Advisor may be substantial, and may differ for different Service Organizations depending on service levels, depth of relationship and product. The Advisor may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars or client appreciation events for such Service Organizations or financial intermediaries using such Service Organizations to raise awareness of the Funds. The receipt (or prospect of receiving) payments described above may provide a Service Organization, its salespersons or financial intermediaries using such Service Organizations with an incentive to favor sales of Fund shares over sales of other mutual funds (or non-mutual fund investments) with respect to which the financial intermediary does not receive such payments or receives payments in lower amounts. These payment arrangements will not, however, change the price an investor pays for shares or the amount that a Fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations of the Funds.

DISTRIBUTIONS AND TAXES

Distributions

A Fund’s income from dividends and interest and any net realized short-term capital gains are paid to shareholders as income dividends. A Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. Net realized long-term capital gains are paid to shareholders as capital gain dividends. A dividend will reduce the NAV of a Fund share by the amount of the dividend on the ex-dividend date.

Distribution Schedule
Fund	Income Dividends	Capital Gains
Westcore Growth Fund	Generally declared and paid annually	Declared and paid
Westcore MIDCO Growth Fund		at least annually and
Westcore Select Fund		generally in December
Westcore Blue Chip Fund
Westcore Mid-Cap Value Fund
Westcore Small-Cap Opportunity Fund
Westcore Small-Cap Value Fund
Westcore Micro-Cap Opportunity Fund
Westcore International Small-Cap Fund
Westcore Flexible Income Fund	Declared and paid monthly	Declared and paid
Westcore Plus Bond Fund		at least annually and
Westcore Colorado Tax-Exempt Fund		generally in December

When you open an account, all dividends and capital gains will be automatically reinvested in the distributing Fund unless you specify on your account application that you want to receive your distributions in cash or reinvest them in another Fund. Income dividends and capital gain distributions will be reinvested without a sales charge at the NAV on the ex-dividend date. You may change your distribution option at any time by mail to the appropriate address listed under “How to Contact Westcore Funds,” calling 800.392.CORE (2673), or online at www. westcore.com.

Taxes

Federal Taxes

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions (other than exempt-interest dividends, discussed below) will generally be taxable either as ordinary income or, if so designated by the Fund, as “qualified dividend income” taxable to individual shareholders at a maximum fifteen percent (15%) tax rate, provided that the individual receiving the dividend satisfies certain holding period requirements. The amount of distributions from a Fund that will be eligible for the lower rate, however, cannot exceed the amount of dividends received by a Fund that are qualifying dividends (i.e., dividends from U.S. corporations or certain qualifying foreign corporations). Thus, to the extent dividends from a mutual fund are attributable to other sources, such as taxable interest, fees from securities lending transactions, most distributions from real estate investment trusts, section 988 transactions, and short term capital gains, such dividends will not be eligible for the lower rate. Nonetheless, if at least ninety-five percent (95%) of the Fund’s “gross income” is from qualifying dividends, then one hundred percent (100%) of its distributions will be eligible for the lower rate. For these purposes, a Fund’s gross income does not include gain from the disposition of stock or securities except to the extent the net short-term capital gain from such sales exceeds the net long-term capital loss from such sales. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions paid to you.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution. You will incur taxes on the entire amount of the distribution received, even though, as an economic matter, you did not participate in these gains and the distribution simply constitutes a return of your initial investment. This is known as “buying into a dividend.”

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares. Generally, this gain or loss will be long-term or short-term depending on whether your holding period for the shares exceeds 12 months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

DISTRIBUTIONS AND TAXES

One major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) are not currently taxable.

A Fund’s dividends that are paid to its corporate shareholders and are attributable to qualifying dividends the Fund receives from U.S. domestic corporations may be eligible, in the hands of the corporate shareholders, for the corporate dividends-received deduction, subject to certain holding period requirements and debt financing limitations.

The Westcore Colorado Tax-Exempt Fund anticipates that substantially all of its income dividends will be “exempt interest dividends,” which are exempt from federal income taxes. However, some dividends will be taxable, such as dividends that are attributable to income on bonds that are acquired at a “market discount,” and distributions of short- and long-term capital gains.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Westcore Colorado Tax-Exempt Fund generally will not be deductible for federal income tax purposes.

You should note that a portion of the exempt-interest dividends paid by the Westcore Colorado Tax-Exempt Fund may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

If you receive an exempt-interest dividend with respect to any share and you hold the share for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount.

It is expected that the Westcore International Small-Cap Fund will be, and other Funds may be, subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. Generally, a Fund may make an election to treat a proportionate amount of such taxes as constituting a distribution to each shareholder, which would allow each shareholder either (1) to credit such proportionate amount of taxes against U.S. federal income tax liability or (2) to take such amount as an itemized deduction.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Colorado State Taxes

Because the Westcore Colorado Tax-Exempt Fund intends to invest substantially all of its assets in tax-exempt obligations of the state of Colorado or its political subdivisions, shareholders who are subject to Colorado state income tax generally will not be subject to such tax on dividends paid by the Fund to the extent that the dividends are attributable to exempt-interest income of the Fund. However, to the extent dividends are not attributable to exempt-interest income, such as distributions of short-term or long-term capital gain or non-exempt interest income, they will not be exempt from Colorado income tax, except to the extent that the distributions represent income from U.S. Government securities. The Colorado income tax rate is currently 4.63%.

There are no municipal income taxes in Colorado. Moreover, because shares of the Westcore Funds are intangibles, they are not subject to Colorado property tax.

State and Local Taxes

Shareholders may also be subject to other state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund’s distributions, if any, that are attributable to interest on federal securities or interest on securities of the particular state or localities within the state. Shareholders should consult their tax advisers regarding the tax status of distributions in their state and locality.

MANAGEMENT OF THE FUNDS

Board of Trustees

The business and affairs of each Fund are managed under the direction of the Trust’s Board. The SAI contains information about the Board.

Investment Adviser

Denver Investments, with principal offices at 1225 17th Street, 26th Floor, Denver, Colorado, 80202, serves as the investment adviser to the Funds. Denver Investments was originally founded in 1958 as a wholly owned subsidiary of a regional bank and was organized in 1994 as a management-owned Colorado limited liability company. As of March 31, 2011, it had approximately $9.4 billion in assets under management, including approximately $3.7 billion for fifteen investment company portfolios.

Denver Investments provides a continuous investment program for the Funds, including investment research and management. Denver Investments makes investment decisions for the Funds and places orders for all purchases and sales of the Funds’ portfolio securities.

Management Expenses

For the fiscal year ended December 31, 2010, each Fund paid the Advisor an advisory fee. The effective advisory fees are set forth below and are expressed as an annual percentage of a Fund’s average daily net assets. To the extent that the Advisor waives fees to maintain the maximum Net Annual Fund Operating Expenses, it waives the Advisory Fee first then its portion of the Administration Fee second. The effective advisory fee shown below represents the aggregate fee earned by the Advisor for both the retail and institutional classes, after applicable class waivers. Additional information regarding the basis for the Board’s approval of the investment advisory agreements for the Funds is available in the Funds’ Annual Report to shareholders.

Fee Schedule	Effective Advisory Fees
Westcore Growth Fund	0.62%
Westcore MIDCO Growth Fund	0.64%
Westcore Select Fund	0.65%
Westcore Blue Chip Fund	0.56%
Westcore Mid-Cap Value Fund	0.73%
Westcore Small-Cap Opportunity Fund	0.71%
Westcore Small-Cap Value Fund	0.91%
Westcore Micro-Cap Opportunity Fund	0.00%
Westcore International Small-Cap Fund	0.87%
Westcore Flexible Income Fund	0.33%
Westcore Plus Bond Fund	0.19%
Westcore Colorado Tax-Exempt Fund	0.25%

Investment Personnel

For additional information regarding Investment Personnel compensation, other accounts managed, and ownership of securities in the Funds, please see the SAI.

Westcore Growth Fund

The Westcore Growth Fund (the “Fund”) is managed by Mr. Ross G. Moscatelli, CFA, Director of Large-Cap Growth Research, and Mr. Craig W. Juran, CFA. The portfolio managers are further supported by the dedicated research analysts of the Large-Cap Growth Research team (“Large-Cap Growth Team”). This team also leverages the resources and research of the Mid-Cap Growth Research team. Each member of the Large-Cap Growth Team is assigned specific industries to focus their research efforts. Team members recommend purchase and sell decisions for the Fund. Every potential new investment is presented to the Large-Cap Growth Team which reviews the investment ideas to determine whether that potential investment is attractive and compatible with the Fund’s investment objective. The Large-Cap Growth Team typically seeks to reach consensus on all investment decisions, however Mr. Moscatelli, as Director of Large-Cap Growth Research, has ultimate responsibility for the final decision to buy or sell a security.

MANAGEMENT OF THE FUNDS

Westcore MIDCO Growth Fund

The Westcore MIDCO Growth Fund (the “Fund”) is managed by Mr. William S. Chester, CFA, Co-Director of Mid-Cap Growth Research, Mr. Mitch S. Begun, CFA, Co-Director of Mid-Cap Growth Research, Mr. Adam C. Bliss, Mr. Brian C. Fitzsimons, CFA, Mr. Jeffrey J. Loehr, CFA, and Mr. F. Wiley Reed, CFA, who are all members of the Mid-Cap Growth Research Team (“Mid-Cap Growth Team”). Each portfolio manager is assigned specific industries to focus their research efforts, and they are further supported by dedicated research analysts. Mid-Cap Growth Team members recommend purchase and sell decisions for the Fund. Every new investment is presented to the Mid-Cap Growth Team which reviews the investment ideas to determine whether that potential investment is attractive and compatible with the Fund’s investment objective. The Mid-Cap Growth Team typically seeks to reach consensus on all investment decisions.

Westcore Select Fund

The Westcore Select Fund (the “Fund”) is managed by Mr. William S. Chester, CFA, Co-Director of Mid-Cap Growth Research, Mr. Mitch S. Begun, CFA, Co-Director of Mid-Cap Growth Research, Mr. Adam C. Bliss, Mr. Brian C. Fitzsimons, CFA, Mr. Jeffrey J. Loehr, CFA, and Mr. F. Wiley Reed, CFA, who are all members of the Mid-Cap Growth Research Team (“Mid-Cap Growth Team”). Each portfolio manager is assigned specific industries to focus their research efforts, and they are further supported by dedicated research analysts. Mid-Cap Growth Team members recommend purchase and sell decisions for the Fund. Every new investment is presented to the Mid-Cap Growth Team which reviews the investment ideas to determine whether that potential investment is attractive and compatible with the Fund’s investment objective. The Mid-Cap Growth Team typically seeks to reach consensus on all investment decisions.

Westcore Value Funds

The Westcore Value Funds are managed by Mr. Kris B. Herrick, CFA, Director of Value Research, Mr. Mark M. Adelmann, CFA, CPA, Mr. Derek R. Anguilm, CFA, Mr. Troy Dayton, CFA, and Ms. Lisa Z. Ramirez, CFA (the “Value Team”). These individuals have each been assigned specific industries to focus their research efforts. The Value Team is further supported by research analysts. Every new investment is presented to the Value Team which reviews investment ideas to determine whether that potential investment is attractive and compatible with each Fund’s investment objective. The Value Team typically seeks to reach consensus on all investment decisions.

Westcore Micro-Cap Opportunity Fund

The Westcore Micro-Cap Opportunity Fund (the “Fund”) is managed by Mr. Kris B. Herrick, CFA, Director of Value Research, Mr. Paul A. Kuppinger, CFA, and Mr. Jon K. Tesseo (the “Team”). These individuals are primarily responsible for the day-to-day management of the Fund, including the development and ongoing application of Denver Investments’ proprietary quantitative model.

Westcore International Small-Cap Fund

The Westcore International Small-Cap Fund (the “Fund”) is managed by Denver Investments’ International Small-Cap Research Team (the “International Small-Cap Team”). Mr. John C. Fenley, CFA, Portfolio Manager, is the International Small-Cap Team’s Director. Mr. Fenley is supported by Portfolio Manager, Mr. Jeremy A. Duhon, CFA. The portfolio managers recommend purchase and sell decisions for the Fund and then meet as a team to discuss and review these recommendations to determine whether the recommendations are compatible with the Fund’s investment objective. The International Small-Cap Team typically seeks to reach a consensus on all investment decisions.

Westcore Flexible Income Fund

The Westcore Flexible Income Fund (the “Fund”) is managed by Mr. Mark R. McKissick, CFA, Portfolio Manager and Director of Fixed Income Research (the “Fixed Income Team”). Mr. McKissick is supported by Portfolio Manager, Mr. Troy A. Johnson, CFA. They are supported by the remaining investment professionals within the Fixed Income Team who are “generalists” conducting fundamental research across all investment types. Any Fixed Income Team member may recommend purchase and sell decisions for the Fund. The recommendation is then discussed and reviewed by the Fixed Income Team to determine whether the recommendation is compatible with the Fund’s investment objective. The portfolio managers will generally reach a joint decision to buy or sell a security, however, in certain circumstances, a portfolio manager may individually decide to buy or sell a security. Mr. McKissick, as Director of Fixed Income Research does have the ability to override any such decision.

Westcore Plus Bond Fund

The Westcore Plus Bond Fund (the “Fund”) is managed by Mr. Mark R. McKissick, CFA, Portfolio Manager and Director of Fixed Income Research (the “Fixed Income Team”). Mr. McKissick is supported by Portfolio Manager, Ms. Lisa M. Snyder, CFA. They are supported by the remaining investment professionals within the Fixed Income Team who are “generalists” conducting fundamental research across all investment types. Any Fixed Income Team member may recommend purchase and sell decisions for the Fund. The recommendation is then discussed and reviewed by the Fixed Income Team to determine whether the recommendation is compatible with the Fund’s investment objective. The portfolio managers will generally reach a joint decision to buy or sell a security, however, in certain circumstances, a portfolio manager may individually decide to buy or sell a security. Mr. McKissick, as Director of Fixed Income Research, does have the ability to override any such decision.

MANAGEMENT OF THE FUNDS

Westcore Colorado Tax-Exempt Fund

The Westcore Colorado Tax-Exempt Fund (the “Fund”) is managed by Mr. Thomas B. Stevens, CFA, Portfolio Manager and Mr. Kenneth A. Harris, CFA, Portfolio Manager. Mr. Stevens and Mr. Harris conduct investment research and collaborate on ideas to determine whether the potential investment is attractive and compatible with the Fund’s investment objective. Mr. Stevens has ultimate responsibility for the final decision to buy or sell a security and for determining the overall portfolio characteristics, such as average yield, effective maturity, duration and quality measures.

Portfolio Managers

Ross G. Moscatelli, CFA has been a Portfolio Manager of the Westcore Growth Fund since April 14, 2004. He is also a Partner and Portfolio Manager at Denver Investments and is the Director of Large-Cap Growth Research. Prior to rejoining Denver Investments in 2004, Mr. Moscatelli worked at Invesco Funds Group, Inc. for three years as an Associate Partner and Portfolio Manager. Before joining Invesco Funds Group, he was a Mid-Cap Growth Research Analyst at Denver Investments for four years. His career began as an Investment Banking Financial Analyst at Morgan Keegan & Company, Inc. where he worked for two years. Mr. Moscatelli received a BA from Duke University. He is a CFA charterholder and a member of the CFA Institute and the CFA Society of Colorado.

Craig W. Juran, CFA has been a Portfolio Manager of the Westcore Growth Fund since November 1, 2004. He is also a Partner and Portfolio Manager at Denver Investments and is an Analyst on the Large-Cap Growth Research Team. Prior to joining the firm in 2004, Mr. Juran was an Associate Partner and Equity Analyst at Invesco Funds Group Inc. for seven years. He also worked as an Analyst and Manager at Lipper Analytical Services Inc. for three years. Mr. Juran received a BA and an MA from Colorado State University. He is a CFA charterholder and a member of the CFA Institute and the CFA Society of Colorado.

William S. Chester, CFA has been a Portfolio Manager of the Westcore MIDCO Growth Fund since October 1, 2002 and Westcore Select Fund since December 1, 2001. He is also a Partner and Portfolio Manager at Denver Investments and is the Co-Managing Director of Mid-Cap Growth Research. Prior to joining the firm in 1986, he worked as an Economic Consultant at Centennial Precious Metals for one year and an Assistant Teacher at the University of Denver for three years. Mr. Chester received a BA from the University of Colorado and an MA from the University of Denver. He is a CFA charterholder and a member of the CFA Institute and the CFA Society of Colorado.

Mitch S. Begun, CFA has been a Portfolio Manager of the Westcore MIDCO Growth Fund since April 29, 2008 and Westcore Select Fund since April 30, 2010. He is also a Partner and Portfolio Manager at Denver Investments and is the Co-Managing Director of Mid-Cap Growth Research. Prior to joining the firm in 2003, Mr. Begun worked as an Equity Research Associate at Raymond James & Associates. Mr. Begun received a BSBA from the University of North Carolina at Chapel Hill. He is a CFA charterholder and a member of the CFA Institute and the CFA Society of Colorado.

Adam C. Bliss has been a Portfolio Manager of the Westcore MIDCO Growth Fund since April 29, 2008 and Westcore Select Fund since April 30, 2010. He is also a Partner and Portfolio Manager at Denver Investments and is an Analyst on the Mid-Cap Growth Research Team. Prior to joining the firm in 2004, Mr. Bliss was a Co-Portfolio Manager and Equity Analyst at Berger Funds where he entered the investment field at the beginning of his career. He received a BSBA from Saint Mary’s College of California and an MBA from the University of Denver.

Brian C. Fitzsimons, CFA has been a Portfolio Manager of the Westcore MIDCO Growth Fund and Westcore Select Fund since April 30, 2010. He is also a Partner and Portfolio Manager at Denver Investments and is an Analyst on the Mid-Cap Growth Research Team. Prior to joining the firm in 2005, Mr. Fitzsimons was a Finance Manager at Newmont Capital Ltd from 2004 to 2005, an Equity Analyst at A.G. Edwards & Sons, Inc. from 2002 to 2004, and an Equity Analyst at Berger Funds during 2002. He received a BS from Metropolitan State College of Denver and an MBA from the University of Denver. He is a CFA charterholder and a member of the CFA Institute and the CFA Society of Colorado.

Jeffrey J. Loehr, CFA has been a Portfolio Manager of the Westcore MIDCO Growth Fund since April 29, 2008 and Westcore Select Fund since April 30, 2010. He is also a Partner and Portfolio Manager at Denver Investments and is an Analyst on the Mid-Cap Growth Research Team. Mr. Loehr began his career as a Research Associate at Denver Investments in 2000. He received a BA from the University of South Florida and an MBA from University of Denver. Mr. Loehr is a CFA charterholder and a member of the CFA Institute and the CFA Society of Colorado.

F. Wiley Reed, CFA has been a Portfolio Manager of the Westcore MIDCO Growth Fund since June 1, 2005 and Westcore Select Fund since April 30, 2010. He is also a Partner and Portfolio Manager at Denver Investments and is an Analyst on the Mid-Cap Growth Research Team. Prior to joining the firm’s Mid-Cap Growth Team in 1998, Mr. Reed co-managed Small-Cap Growth Investments for high net worth individuals at Denver Investments for two years. Mr. Reed received BS from Wake Forest University and an MS from Carnegie Mellon University. He is a CFA charterholder and a member of the CFA Institute and the CFA Society of Colorado.

MANAGEMENT OF THE FUNDS

Kris B. Herrick, CFA has been a Portfolio Manager of the Westcore Blue Chip Fund, Westcore Mid-Cap Value Fund and the Westcore Small-Cap Opportunity Fund since October 1, 2002, the Westcore Small-Cap Value Fund since December 13, 2004 and the Westcore Micro-Cap Opportunity Fund since June 23, 2008. He is also a Partner and Portfolio Manager at Denver Investments and is the Director of Value Research. Prior to joining the firm in 2000, Mr. Herrick worked as a Financial Services Analyst with Jurika and Voyles for three years. Mr. Herrick received a BA and a BS from the University of Northern Colorado. He is a CFA charterholder and a member of the CFA Institute and the CFA Society of Colorado.

Mark M. Adelmann, CFA, CPA has been a Portfolio Manager of the Westcore Blue Chip Fund since June 3, 2002, the Westcore Mid-Cap Value Fund and the Westcore Small-Cap Opportunity Fund since October 1, 2002 and the Westcore Small-Cap Value Fund since December 13, 2004. Mr. Adelmann is also a Partner and Portfolio Manager at Denver Investments and is an Analyst on the Value Team. Prior to joining the firm in 1995, he worked with Deloitte & Touche as a Senior Manager for 14 years in auditing and financial reporting. Mr. Adelmann received a BS from Oral Roberts University. He is a Certified Public Accountant and is a member of the American Institute of CPAs. He is also a CFA charterholder and a member of the CFA Institute and the CFA Society of Colorado.

Derek R. Anguilm, CFA has been a Portfolio Manager of the Westcore Blue Chip Fund, Westcore Mid-Cap Value Fund and the Westcore Small-Cap Opportunity Fund since October 1, 2003 and the Westcore Small-Cap Value Fund since December 13, 2004. He is also a Partner and Portfolio Manager at Denver Investments and is an Analyst on the Value Team. Mr. Anguilm started at Denver Investments in 2000 and joined the Value Team in 2001. Prior to joining the firm, he was a Research Assistant at Everen Securities for one year. Mr. Anguilm received a BS from Metropolitan State College of Denver. He is a CFA charterholder and a member of the CFA Institute and the CFA Society of Colorado.

Troy Dayton, CFA has been a Portfolio Manager of the Westcore Blue Chip Fund, Westcore Mid-Cap Value Fund and the Westcore Small-Cap Opportunity Fund since October 1, 2002 and the Westcore Small-Cap Value Fund since December 13, 2004. He is also a Partner and Portfolio Manager at Denver Investments and is an Analyst on the Value Team. Prior to joining the firm in 2002, Mr. Dayton was an Equity Research Analyst with Jurika and Voyles and an Equity Research Associate at Dresdner RCM Global Investors. He also worked as a trading support officer for Citibank’s Global Asset Management Department in London, England. Mr. Dayton received a BSB from Colorado State University. He is a CFA charterholder and a member of the CFA Institute and the CFA Society of Colorado.

Paul A. Kuppinger, CFA has been a Portfolio Manager of the Westcore Micro-Cap Opportunity Fund since June 23, 2008. He is also a Vice President and Portfolio Manager at Denver Investments and is a Quantitative Analyst on the Value Team. Prior to joining the firm in 2006, Mr. Kuppinger spent 17 years in the wealth management business, most recently as a Principal, Chief Investment Officer, and Chief Compliance Officer at Rocky Mountain Wealth Advisors. He also has held positions of Vice President of Research for Curian Capital for one year and Director of Research for Prima Capital for four years. Prior to that, he worked for KPMG’s Investment Advisory Practice, where he built the investment and operations platform. Mr. Kuppinger received a BA from The Colorado College and an MBA from the University of Colorado. He is a CFA charterholder and a member of the CFA Institute and the CFA Society of Colorado.

Lisa Z. Ramirez, CFA has been a Portfolio Manager of the Westcore Blue Chip Fund, Westcore Mid-Cap Value Fund, Westcore Small-Cap Opportunity Fund and Westcore Small-Cap Value Fund since April 30, 2009. She is also a Partner and Portfolio Manager at Denver Investments and an Analyst on the Value Team. Prior to joining the Value Team in 2005, Ms. Ramirez was with the Mid-Cap Growth Equity Team for eight years. Prior to joining the Equity Growth Team Ms. Ramirez started her career at Denver Investments as a Portfolio Administrator. She received a BS from the University of Colorado at Denver and an MBA from Regis University. Ms. Ramirez is a CFA charterholder and a member of the CFA Institute and the CFA Society of Colorado.

Jon K. Tesseo has been a Portfolio Manager of the Westcore Micro-Cap Opportunity Fund since June 23, 2008. He is a Vice President and Portfolio Manager at Denver Investments and a Quantitative Analyst on the Value Team. Prior to joining the firm in 2008, Mr. Tesseo was the Investment Director for OmniWealth Ltd. and was the Director of Research and a Portfolio Manager at Oak Research Inc. for three years where he developed and managed two market neutral funds. He also worked for five years as a Portfolio Manager at Harris Investment Management, managing Small-Cap Value Portfolios, and served as the Director of Research and Portfolio Manager for Navellier & Associates for eight years, managing multiple quantitative strategies. He began his career as a systems engineer for Lotus Development Inc. where he developed quantitative models for financial institutions. Mr. Tesseo received a BS from Bryant College.

John C. Fenley, CFA has been a Portfolio Manager of the Westcore International Small-Cap Fund since October 1, 2003. He is also a Partner and Portfolio Manager at Denver Investments and is the Director of International Small-Cap Research. Prior to joining the firm in 2000, Mr. Fenley worked as a Vice President of Research where he was responsible for over $1.0 billion in assets of International, Global, and Small-Cap Mandates for Institutional Clients and Mutual Funds at Hansberger Global Investors for three years. He also was a Vice President and Portfolio Manager at Sun Trust Bank for two years where he was responsible for $900 million in personal and institutional trust assets, and a Portfolio Manager and Equity Analyst at the Fifth Third Bank for five years. Mr. Fenley received a BA from Vanderbilt University and an MBA from Duke University. He is a CFA charterholder and a member of the CFA Institute and the CFA Society of Colorado.

MANAGEMENT OF THE FUNDS

Jeremy A. Duhon, CFA has been a Portfolio Manager of the Westcore International Small-Cap Fund since April 30, 2009. He is also a Partner and Portfolio Manager at Denver Investments and is an Analyst on the International Small-Cap Team. Prior to joining the firm in 2004, Mr. Duhon worked as a Senior Investment Fellow at El Pomar Foundation for two years. He received a BA from Pomona College. Mr. Duhon is a CFA charterholder and a member of the CFA Institute and the CFA Society of Colorado.

Mark R. McKissick, CFA, CPA (inactive) has been a Portfolio Manager of the Westcore Flexible Income Fund and Westcore Plus Bond Fund since October 1, 2003. He is also a Partner and Portfolio Manager at Denver Investments and is the Director of Fixed Income Research. Prior to joining the firm in 1999, Mr. McKissick was a Senior Research Analyst with Hotchkis & Wiley for one year and a Portfolio Manager with Payden & Rygel Investment Council for two years. He also worked at Salomon Brothers as a Vice President of Institutional Fixed Income for four years and Senior Accountant at Ernst & Young for three years. Mr. McKissick received a BS and a BA from Oklahoma State University and MBA from the University of Chicago. He is a CFA charterholder and a member of the CFA Institute and the CFA Society of Colorado.

Troy A. Johnson, CFA has been a Portfolio Manager of the Westcore Flexible Income Fund since April 30, 2009. He is also a Partner and Portfolio Manager at Denver Investments and is an Analyst on the Fixed-Income Team. Prior to joining the firm in 2007, Mr. Johnson worked as a Portfolio Manager and Analyst at Quixote Capital Management for six years, specializing in risk arbitrage. He also performed credit analysis of investment grade and high yield issues while ultimately serving as the Senior Fixed Income Analyst during his eight years at Invesco Funds Group, Inc. Mr. Johnson received a BS from Montana State University and an MS from the University of Wisconsin. He is a CFA charterholder and a member of the CFA Institute and the CFA Society of Colorado.

Lisa M. Snyder, CFA has been a Portfolio Manager of the Westcore Plus Bond Fund since April 30, 2009. She is also a Partner and Portfolio Manager at Denver Investments on the Fixed-Income Team. Prior to joining the firm in 2006, Ms. Snyder worked for eight years as a Performance Analyst for Ampersand Capital. She received a BA from Stanford University and an MS from the University of Denver. Ms. Snyder is a CFA charterholder and a member of the CFA Institute and the CFA Society of Colorado.

Thomas B. Stevens, CFA has been a Portfolio Manager of the Westcore Colorado Tax-Exempt Fund since May 28, 1999. He is also a Partner and Portfolio Manager at Denver Investments on the Fixed-Income Team. Prior to joining the firm in 1986, Mr. Stevens was a Vice President and Portfolio Manager for Fidelity Bank and a Fixed Income Portfolio Manager for National Investment Services of America. He began his investment career as a Fixed Income Trader for the National Bank of Detroit. Mr. Stevens received a BA from the University of Virginia and an MBA from Columbia University. He is a CFA charterholder and a member of the CFA Institute and the CFA Society of Colorado.

Kenneth A. Harris, CFA has been a Portfolio Manager of the Westcore Colorado Tax-Exempt Fund since June 1, 2005. He is also a Partner and Portfolio Manager and an Analyst on the Fixed-Income Team. Prior to joining the firm in 2000, Mr. Harris was the Treasurer of Blue Cross and Blue Shield of Colorado. Mr. Harris received a BBA from the University of Arizona and an MBA from the University of Colorado at Denver. He is a CFA charterholder and a member of the CFA Institute and the CFA Society of Colorado.

Co-Administrators

ALPS Fund Services, Inc. (“ALPS”) and the Advisor serve as co-administrators (“Administrators”) to the Funds and receive fees in such capacity. Pursuant to separate agreements, ALPS has agreed to maintain the financial accounts and records of each Fund, to compute the net asset value and certain other financial information relating to each Fund and provide transfer agency services to each Fund.

The Trust has agreed to reimburse the Advisor for a portion of the payments it makes to certain Service Organizations for providing recordkeeping and sub-accounting services to persons who own Fund Retail Class shares through omnibus accounts (“Omnibus Accounts”). The amount reimbursed by the Trust is intended to not exceed the cost that would be incurred by the Trust if the shares held in the Omnibus Accounts were serviced directly by the Fund’s transfer agent.

To determine the reimbursement amount, the Trust’s effective cost for servicing shares directly by the Fund’s transfer agent is calculated on a semi-annual basis as follows (“Effective Rate”):

        Trust Retail Class Transfer Agency Costs divided by Retail Class Trust Assets serviced directly by Fund’s Transfer Agent.

        This Effective Rate is then multiplied by the Retail Class assets in the Omnibus Accounts.

FINANCIAL HIGHLIGHTS

The financial highlights tables on the following pages are intended to help you understand each Fund’s financial performance for each period of the Fund’s operations presented. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Funds’ financial statements, are included in the Annual Report, which is available upon request.

	Year Ended	Year Ended	Year Ended	Year Ended	June 1, 2006 to
	December 31,	December 31,	December 31,	December 31,	December 31,	Year Ended
Westcore Growth Fund – Retail Class	2010	2009	2008	2007	2006(1)	May 31, 2006
Net asset value – beginning of the period	$10.88	$7.80	$15.45	$13.31	$12.58	$11.74
Income from investment operations
Net investment income/(loss)	(0.01)	(0.01)	0.00(2)	(0.01)	(0.00)(2)	(0.03)
Net realized and unrealized gain/(loss) on investments	1.67	3.09	(7.02)	3.01	0.74	0.93
Total income/(loss) from investment operations	1.66	3.08	(7.02)	3.00	0.74	0.90
Distributions
From net investment income	(0.00)	(0.00)(2)	(0.00)	(0.00)	(0.00)	(0.00)(2)
From net realized gain on investments	(0.00)	(0.00)	(0.63)	(0.86)	(0.01)	(0.06)
Total distributions	(0.00)	(0.00)(2)	(0.63)	(0.86)	(0.01)	(0.06)
Paid in-capital from redemption fees	0.00(2)	0.00(2)	0.00(2)	0.00(2)	0.00(2)	0.00(2)
Net asset value – end of period	$12.54	$10.88	$7.80	$15.45	$13.31	$12.58
Total return	15.26%	39.54%	(45.33)%	22.48%	5.85%(3)	7.67%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$108,694	$120,456	$133,174	$299,659	$274,035	$255,343
Ratio of expenses to average net assets	1.08%	1.06%	1.03%	1.05%	1.11%(4)	1.08%
Ratio of expenses to average net assets without fee waivers	1.08%	1.06%	1.03%	1.05%	1.11%(4)	1.08%
Ratio of net investment income/(loss) to average net assets	(0.07)%	(0.05)%	0.02%	(0.05)%	(0.16)%(4)	(0.24)%
Ratio of net investment income/(loss) to average
net assets without fee waivers	(0.07)%	(0.05)%	0.02%	(0.05)%	(0.16)%(4)	(0.24)%
Portfolio turnover rate	99%	83%	183%	127%	87%	111%
(1) Effective December 31, 2006, the Westcore Funds changed their fiscal year end from May 31 to December 31.
(2) Less than $.005 per share.
(3) Total return not annualized for periods less than one full year.
(4) Annualized.
				For the Period
				September
	Year Ended	Year Ended	Year Ended	28, 2007 to
	December 31,	December 31,	December 31,	December 31,
Westcore Growth Fund – Institutional Class	2010	2009	2008	2007(5)

(1) Less than $.005 per share.

(2) Total return not annualized for

     periods less than one

     full year.

(3) Annualized.

(4) Portfolio turnover rate is

     calculated at the Fund level

     and represents the year ended

     December 31, 2007.

(5) Institutional Class

     commenced operations on

     September 28, 2007.

Net asset value – beginning of the period	$10.88	$7.81	$15.45	$15.96
Income from investment operations
Net investment income/(loss)	0.01	(0.00)(1)	0.01	(0.00)(1)
Net realized and unrealized gain/(loss) on investments	1.67	3.10	(7.02)	0.35
Total income/(loss) from investment operations	1.68	3.10	(7.01)	0.35
Distributions
From net investment income	(0.00)	(0.03)	(0.00)	(0.00)
From net realized gain on investments	(0.00)	(0.00)	(0.63)	(0.86)
Total distributions	(0.00)	(0.03)	(0.63)	(0.86)
Paid in-capital from redemption fees	0.00(1)	0.00(1)	0.00(1)	0.00(1)
Net asset value – end of period	$12.56	$10.88	$7.81	$15.45
Total return	15.44%	39.64%	(45.26)%	2.14%(2)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,271	$2,619	$1,797	$3,294
Ratio of expenses to average net assets	0.94%	0.94%	0.92%	0.98%(3)
Ratio of expenses to average net assets without fee waivers	2.13%	2.55%	1.90%	4.64%(3)
Ratio of net investment income/(loss) to average net assets	0.08%	0.05%	0.13%	(0.01)%(3)
Ratio of net investment income/(loss) to average
net assets without fee waivers	(1.11)%	(1.56)%	(0.85)%	(3.68)%(3)
Portfolio turnover rate	99%	83%	183%	127%(4)

FINANCIAL HIGHLIGHTS

					For the Period
	Year Ended	Year Ended	Year Ended	Year Ended	June 1, 2006 to
	December 31,	December 31,	December 31,	December 31,	December 31,	Year Ended
Westcore MIDCO Growth Fund – Retail Class	2010	2009	2008	2007	2006(1)	May 31, 2006
Net asset value – beginning of the period	$5.20	$3.55	$6.94	$7.45	$7.99	$7.03
Income from investment operations
Net investment income/(loss)	(0.01)	(0.01)	(0.04)	(0.04)	(0.00)(2)	(0.03)
Net realized and unrealized gain/(loss) on investments	1.58	1.66	(3.09)	0.89	0.78	1.01
Total income/(loss) from investment operations	1.57	1.65	(3.13)	0.85	0.78	0.98
Dividends and Distributions
From net investment income	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)
From net realized gain on investments	(0.00)	(0.00)	(0.26)	(1.36)	(1.32)	(0.02)
Total distributions	(0.00)	(0.00)	(0.26)	(1.36)	(1.32)	(0.02)
Paid in-capital from redemption fees	0.00(2)	0.00(2)	0.00(2)	0.00(2)	0.00(2)	0.00(2)
Net asset value – end of period	$6.77	$5.20	$3.55	$6.94	$7.45	$7.99
Total return	30.19%	46.48%	(44.92)%	11.37%	9.63%(3)	13.90%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$104,119	$85,559	$64,515	$173,481	$184,097	$193,647
Ratio of expenses to average net assets	1.05%	1.08%	1.03%	1.03%	1.08%(4)	1.09%
Ratio of expenses to average net assets without fee waivers	1.05%	1.08%	1.03%	1.03%	1.08%(4)	1.09%
Ratio of net investment income/(loss) to average net assets	(0.19)%	(0.20)%	(0.48)%	(0.56)%	(0.37)%(4)	(0.34)%
Ratio of net investment income/(loss) to average
net assets without fee waivers	(0.19)%	(0.20)%	(0.48)%	(0.56)%	(0.37)%(4)	(0.34)%
Portfolio turnover rate	98%	121%	142%	116%	76%	127%
(1) Effective December 31, 2006, the Westcore Funds changed their fiscal year end from May 31 to December 31.
(2) Less than $.005 per share.
(3) Total return not annualized for periods less than one full year.
(4) Annualized.
				For the Period
				September
Westcore MIDCO Growth Fund –	Year Ended	Year Ended	Year Ended	28, 2007 to
	December 31,	December 31,	December 31,	December 31,
Institutional Class	2010	2009	2008	2007(5)
Net asset value – beginning of the period	$5.22	$3.56	$6.95	$8.55

(1) Less than $.005 per share.

(2) Total return not annualized for

     periods less than one full year.

(3) Annualized.

(4) Portfolio turnover rate is

     calculated at the Fund level

     and represents the year ended

     December 31, 2007.

(5) Institutional Class

     commenced operations on

     September 28, 2007.

Income from investment operations
Net investment income/(loss)	0.00(1)	(0.00)(1)	(0.04)	(0.01)
Net realized and unrealized gain/(loss) on investments	1.58	1.66	(3.09)	(0.23)
Total income/(loss) from investment operations	1.58	1.66	(3.13)	(0.24)
Dividends and Distributions
From net investment income	(0.00)	(0.00)	(0.00)	(0.00)
From net realized gain on investments	(0.00)	(0.00)	(0.26)	(1.36)
Total distributions	(0.00)	(0.00)	(0.26)	(1.36)
Paid in-capital from redemption fees	0.00(1)	0.00(1)	0.00(1)	0.00(1)
Net asset value – end of period	$6.80	$5.22	$3.56	$6.95
Total return	30.27%	46.63%	(44.86)%	(2.84)%(2)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$42,072	$34,148	$23,863	$12,477
Ratio of expenses to average net assets	0.93%	0.95%	0.93%	0.98%(3)
Ratio of expenses to average net assets without fee waivers	0.98%	1.03%	0.97%	2.08%(3)
Ratio of net investment income/(loss) to average net assets	(0.07)%	(0.08)%	(0.36)%	(0.47)%(3)
Ratio of net investment income/(loss) to average
net assets without fee waivers	(0.12)%	(0.15)%	(0.40)%	(1.58)%(3)
Portfolio turnover rate	98%	121%	142%	116%(4)

FINANCIAL HIGHLIGHTS

					For the Period
	Year Ended	Year Ended	Year Ended	Year Ended	June 1, 2006 to
	December 31,	December 31,	December 31,	December 31,	December 31,	Year Ended
Westcore Select Fund – Retail Class	2010	2009	2008	2007	2006(1)	May 31, 2006
Net asset value – beginning of the period	$16.14	$11.44	$17.43	$16.66	$15.04	$12.23
Income from investment operations
Net investment income/(loss)	(0.01)	(0.03)	(0.09)	(0.05)	0.01	(0.07)
Net realized and unrealized gain/(loss) on investments	4.93	4.73	(5.91)	2.59	1.61	2.88
Total income/(loss) from investment operations	4.92	4.70	(6.00)	2.54	1.62	2.81
Distributions
From net investment income	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)
From net realized gain on investments	(0.00)	(0.00)	(0.00)(2)	(1.78)	(0.00)	(0.00)
Total distributions	(0.00)	(0.00)	(0.00)(2)	(1.78)	(0.00)	(0.00)
Paid in-capital from redemption fees	0.01	0.00(2)	0.01	0.01	0.00(2)	0.00(2)
Net asset value – end of period	$21.07	$16.14	$11.44	$17.43	$16.66	$15.04
Total return	30.55%	41.08%	(34.35)%	15.25%	10.77%(3)	22.98%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$392,174	$67,199	$28,233	$37,579	$22,963	$9,499
Ratio of expenses to average net assets	1.07%	1.15%	1.15%	1.15%	1.15%(4)	1.15%
Ratio of expenses to average net assets without fee waivers	1.07%	1.16%	1.21%	1.27%	1.53%(4)	1.75%
Ratio of net investment income/(loss) to average net assets	(0.11)%	(0.30)%	(0.66)%	(0.40)%	(0.11)%(4)	(0.45)%
Ratio of net investment income/(loss) to average
net assets without fee waivers	(0.11)%	(0.31)%	(0.72)%	(0.53)%	(0.50)%(4)	(1.05)%
Portfolio turnover rate	143%	217%	237%	168%	65%	148%
(1) Effective December 31, 2006, the Westcore Funds changed their fiscal year end from May 31 to December 31.
(2) Less than $.005 per share.
(3) Total return not annualized for periods less than one full year.
(4) Annualized.

FINANCIAL HIGHLIGHTS

					For the Period
	Year Ended	Year Ended	Year Ended	Year Ended	June 1, 2006 to
	December 31,	December 31,	December 31,	December 31,	December 31,	Year Ended
Westcore Blue Chip Fund – Retail Class	2010	2009	2008	2007	2006(1)	May 31, 2006
Net asset value – beginning of the period	$10.76	$8.32	$13.18	$13.73	$13.24	$13.02
Income from investment operations
Net investment income/(loss)	0.07	0.06	0.07	0.08	0.04	0.06
Net realized and unrealized gain/(loss) on investments	0.36	2.43	(4.85)	0.35	1.24	1.24
Total income/(loss) from investment operations	0.43	2.49	(4.78)	0.43	1.28	1.30
Distributions
From net investment income	(0.07)	(0.05)	(0.07)	(0.09)	(0.08)	(0.07)
From net realized gain on investments	(0.00)	(0.00)	(0.01)	(0.89)	(0.71)	(1.01)
Total distributions	(0.07)	(0.05)	(0.08)	(0.98)	(0.79)	(1.08)
Paid in-capital from redemption fees	0.00(2)	0.00(2)	0.00(2)	0.00(2)	0.00(2)	0.00(2)
Net asset value – end of period	$11.12	$10.76	$8.32	$13.18	$13.73	$13.24
Total return	3.99%	29.87%	(36.24)%	3.13%	9.65%(3)	10.09%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$14,610	$16,632	$16,490	$53,321	$66,402	$63,775
Ratio of expenses to average net assets	1.15%	1.15%	1.13%	1.05%	1.09%(4)	1.11%
Ratio of expenses to average net assets without fee waivers	1.28%	1.26%	1.13%	1.05%	1.09%(4)	1.11%
Ratio of net investment income/(loss) to average net assets	0.65%	0.53%	0.45%	0.49%	0.49%(4)	0.43%
Ratio of net investment income/(loss) to average
net assets without fee waivers	0.52%	0.41%	0.45%	0.49%	0.49%(4)	0.43%
Portfolio turnover rate	39%	21%	27%	42%	28%	50%
(1) Effective December 31, 2006, the Westcore Funds changed their fiscal year end from May 31 to December 31.
(2) Less than $.005 per share.
(3) Total return not annualized for periods less than one full year.
(4) Annualized.
				For the Period
				September
Westcore Blue Chip Fund –	Year Ended	Year Ended	Year Ended	28, 2007 to
	December 31,	December 31,	December 31,	December 31,
Institutional Class	2010	2009	2008	2007(5)
Net asset value – beginning of the period	$10.76	$8.32	$13.18	$14.88

(1) Less than $.005 per share.

(2) Total return not annualized

     for periods less than one

     full year.

(3) Annualized.

(4) Portfolio turnover rate is

     calculated at the Fund level

     and represents the year ended

     December 31, 2007.

(5) Institutional Class

     commenced operations on

     September 28, 2007.

Income from investment operations
Net investment income/(loss)	0.09	0.07	0.13	0.02
Net realized and unrealized gain/(loss) on investments	0.35	2.43	(4.89)	(0.73)
Total income/(loss) from investment operations	0.44	2.50	(4.76)	(0.71)
Distributions
From net investment income	(0.10)	(0.06)	(0.09)	(0.10)
From net realized gain on investments	(0.00)	(0.00)	(0.01)	(0.89)
Total distributions	(0.10)	(0.06)	(0.10)	(0.99)
Paid in-capital from redemption fees	0.00(1)	0.00(1)	0.00	0.00
Net asset value – end of period	$11.10	$10.76	$8.32	$13.18
Total return	4.05%	30.10%	(36.09)%	(4.78)%(2)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$20,667	$21,585	$18,101	$6,515
Ratio of expenses to average net assets	1.05%	0.95%	0.98%	0.98%(3)
Ratio of expenses to average net assets without fee waivers	1.11%	1.14%	1.03%	1.85%(3)
Ratio of net investment income/(loss) to average net assets	0.76%	0.72%	0.68%	0.61%(3)
Ratio of net investment income/(loss) to average
net assets without fee waivers	0.70%	0.53%	0.63%	(0.25)%(3)
Portfolio turnover rate	39%	21%	27%	42%(4)

FINANCIAL HIGHLIGHTS

					For the Period
	Year Ended	Year Ended	Year Ended	Year Ended	June 1, 2006 to
	December 31,	December 31,	December 31,	December 31,	December 31,	Year Ended
Westcore Mid-Cap Value Fund – Retail Class	2010	2009	2008	2007	2006(1)	May 31, 2006
Net asset value – beginning of the period	$15.27	$11.65	$20.57	$20.48	$18.96	$17.54
Income from investment operations
Net investment income/(loss)	0.08	0.11	0.16	0.03	0.06	0.06
Net realized and unrealized gain/(loss) on investments	3.00	3.61	(8.89)	0.31	1.82	2.63
Total income/(loss) from investment operations	3.08	3.72	(8.73)	0.34	1.88	2.69
Distributions
From net investment income	(0.09)	(0.10)	(0.17)	(0.02)	(0.10)	(0.04)
From net realized gain on investments	(0.00)	(0.00)	(0.02)	(0.23)	(0.26)	(1.23)
Total distributions	(0.09)	(0.10)	(0.19)	(0.25)	(0.36)	(1.27)
Paid in-capital from redemption fees	0.00(2)	0.00(2)	0.00(2)	0.00(2)	0.00(2)	0.00(2)
Net asset value – end of period	$18.26	$15.27	$11.65	$20.57	$20.48	$18.96
Total return	20.18%	31.95%	(42.38)%	1.66%	9.90%(3)	15.44%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$46,413	$48,572	$40,714	$100,863	$87,571	$71,040
Ratio of expenses to average net assets	1.25%	1.25%	1.19%	1.17%	1.23%(4)	1.25%
Ratio of expenses to average net assets without fee waivers	1.27%	1.26%	1.19%	1.17%	1.23%(4)	1.26%
Ratio of net investment income/(loss) to average net assets	0.43%	0.77%	0.74%	0.12%	0.64%(4)	0.49%
Ratio of net investment income/(loss) to average
net assets without fee waivers	0.41%	0.77%	0.74%	0.12%	0.64%(4)	0.48%
Portfolio turnover rate	33%	27%	35%	40%	33%	49%
(1) Effective December 31, 2006, the Westcore Funds changed their fiscal year end from May 31 to December 31.
(2) Less than $.005 per share.
(3) Total return not annualized for periods less than one full year.
(4) Annualized.

FINANCIAL HIGHLIGHTS
					For the Period
Westcore Small-Cap Opportunity Fund –	Year Ended	Year Ended	Year Ended	Year Ended	June 1, 2006 to
	December 31,	December 31,	December 31,	December 31,	December 31,	Year Ended
Retail Class	2010	2009	2008	2007	2006(1)	May 31, 2006
Net asset value – beginning of the period	$28.28	$22.01	$34.34	$36.22	$36.24	$34.96
Income from investment operations
Net investment income/(loss)	(0.08)	0.06	(0.03)	(0.15)	0.01	(0.12)
Net realized and unrealized gain/(loss) on investments	5.94	6.20	(12.41)	(1.05)	3.23	6.48
Total income/(loss) from investment operations	5.86	6.26	(12.44)	(1.20)	3.24	6.36
Distributions
From net investment income	(0.02)	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)
From net realized gain on investments	(0.00)	(0.00)	(0.00)(2)	(0.68)	(3.26)	(5.08)
Total distributions	(0.02)	(0.00)	(0.00)(2)	(0.68)	(3.26)	(5.08)
Paid in-capital from redemption fees	0.01	0.01	0.11	0.00(2)	0.00(2)	0.00(2)
Net asset value – end of period	$34.13	$28.28	$22.01	$34.34	$36.22	$36.24
Total return	20.77%	28.49%	(35.90)%	(3.33)%	8.86%(3)	19.04%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$48,857	$32,380	$16,027	$28,482	$24,015	$20,473
Ratio of expenses to average net assets	1.30%	1.30%	1.30%	1.30%	1.30%(4)	1.30%
Ratio of expenses to average net assets without fee waivers	1.52%	1.64%	1.70%	1.58%	1.73%(4)	1.77%
Ratio of net investment income/(loss) to average net assets	(0.21)%	0.15%	(0.08)%	(0.42)%	(0.27)%(4)	(0.34)%
Ratio of net investment income/(loss) to average
net assets without fee waivers	(0.43)%	(0.19)%	(0.48)%	(0.70)%	(0.72)%(4)	(0.81)%
Portfolio turnover rate	49%	24%	57%	71%	32%	75%
(1) Effective December 31, 2006, the Westcore Funds changed their fiscal year end from May 31 to December 31.
(2) Less than $.005 per share.
(3) Total return not annualized for periods less than one full year.
(4) Annualized.
				For the Period
				September
Westcore Small-Cap Opportunity Fund –	Year Ended	Year Ended	Year Ended	28, 2007 to
	December 31,	December 31,	December 31,	December 31,
Institutional Class	2010	2009	2008	2007(5)

(1) Less than $.005 per share.

(2) Total return not annualized

     for periods less than one

     full year.

(3) Annualized.

(4) Portfolio turnover rate is

     calculated at the Fund level

     and represents the year ended

     December 31, 2007.

(5) Institutional Class

     commenced operations on

     September 28, 2007.

Net asset value – beginning of the period	$28.41	$22.07	$34.36	$38.40
Income from investment operations
Net investment income/(loss)	0.39	0.05	0.03	(0.00)(1)
Net realized and unrealized gain/(loss) on investments	5.52	6.28	(12.41)	(3.36)
Total income/(loss) from investment operations	5.91	6.33	(12.38)	(3.36)
Distributions
From net investment income	(0.07)	(0.00)	(0.00)	(0.00)
From net realized gain on investments	(0.00)	(0.00)	(0.00)(1)	(0.68)
Total distributions	(0.07)	(0.00)	(0.00)	(0.68)
Paid in-capital from redemption fees	0.01	0.01	0.09	0.00(1)
Net asset value – end of period	$34.26	$28.41	$22.07	$34.36
Total return	20.84%	28.73%	(35.76)%	(8.76)%(2)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,648	$3,172	$2,326	$3,189
Ratio of expenses to average net assets	1.22%	1.15%	1.08%	1.22%(3)
Ratio of expenses to average net assets without fee waivers	2.39%	2.76%	2.38%	6.09%(3)
Ratio of net investment income/(loss) to average net assets	(0.14)%	0.25%	0.18%	(0.09)%(3)
Ratio of net investment income/(loss) to average
net assets without fee waivers	(1.31)%	(1.36)%	(1.13)%	(4.95)%(3)
Portfolio turnover rate	49%	24%	57%	71%(4)

FINANCIAL HIGHLIGHTS

					For the Period
Westcore Small-Cap Value Fund –	Year Ended	Year Ended	Year Ended	Year Ended	June 1, 2006 to
	December 31,	December 31,	December 31,	December 31,	December 31,	Year Ended
Retail Class	2010	2009	2008	2007	2006(1)	May 31, 2006
Net asset value – beginning of the period	$9.51	$7.87	$12.06	$12.69	$11.10	$9.80
Income from investment operations
Net investment income/(loss)	0.11	0.11	0.13	0.12	0.06	0.14
Net realized and unrealized gain/(loss) on investments	2.46	1.62	(4.20)	(0.54)	1.62	1.34
Total income/(loss) from investment operations	2.57	1.73(5)	(4.07)	(0.42)	1.68	1.48
Distributions
From net investment income	(0.11)	(0.10)	(0.13)	(0.12)	(0.09)	(0.11)
From net realized gain on investments	(0.00)	(0.00)	(0.00)	(0.09)	(0.00)	(0.07)
Total distributions	(0.11)	(0.10)	(0.13)	(0.21)	(0.09)	(0.18)
Paid in-capital from redemption fees	0.00(2)	0.01	0.01	0.00(2)	0.00(2)	0.00(2)
Net asset value – end of period	$11.97	$9.51	$7.87	$12.06	$12.69	$11.10
Total return	27.03%	22.08%	(33.57)%	(3.38)%	15.19%(3)	15.22%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$242,817	$192,180	$148,135	$161,792	$58,343	$37,797
Ratio of expenses to average net assets	1.30%	1.30%	1.30%	1.30%	1.30%(4)	1.30%
Ratio of expenses to average net assets without fee waivers	1.39%	1.37%	1.38%	1.38%	1.53%(4)	1.61%
Ratio of net investment income/(loss) to average net assets	1.03%	1.38%	1.51%	1.25%	1.24%(4)	1.47%
Ratio of net investment income/(loss) to average
net assets without fee waivers	0.93%	1.31%	1.44%	1.16%	1.01%(4)	1.16%
Portfolio turnover rate	39%	33%	45%	35%	19%	43%
(1) Effective December 31, 2006, the Westcore Funds changed their fiscal year end from May 31 to December 31.
(2) Less than $.005 per share.
(3) Total return not annualized for periods less than one full year.
(4) Annualized.
(5) Amount was immaterially misstated as 1.62 in the 2010’s annual shareholder’s report.
				For the Period
				September
Westcore Small-Cap Value Fund –	Year Ended	Year Ended	Year Ended	28, 2007 to
	December 31,	December 31,	December 31,	December 31,
Institutional Class	2010	2009	2008	2007(5)
Net asset value – beginning of the period	$9.51	$7.87	$12.06	$13.42
Income from investment operations

(1) Less than $.005 per share.

(2) Total return not annualized

     for periods less than one

     full year.

(3) Annualized.

(4) Portfolio turnover rate is

     calculated at the Fund level

     and represents the year ended

     December 31, 2007.

(5) Institutional Class

     commenced operations on

     September 28, 2007.

Net investment income/(loss)	0.11	0.13	0.14	0.05
Net realized and unrealized gain/(loss) on investments	2.47	1.62	(4.19)	(1.20)
Total income/(loss) from investment operations	2.58	1.75	(4.05)	(1.15)
Dividends and Distributions
From net investment income	(0.12)	(0.11)	(0.14)	(0.12)
From net realized gain on investments	(0.00)	(0.00)	(0.00)	(0.09)
Total distributions	(0.12)	(0.11)	(0.14)	(0.21)
Paid in-capital from redemption fees	0.00(1)	0.00(1)	0.00(1)	0.00(1)
Net asset value – end of period	$11.97	$9.51	$7.87	$12.06
Total return	27.15%	22.16%	(33.51)%	(8.58)%(2)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$114,286	$52,278	$20,684	$6,051
Ratio of expenses to average net assets	1.18%	1.20%	1.21%	1.20%(3)
Ratio of expenses to average net assets without fee waivers	1.29%	1.33%	1.51%	4.50%(3)
Ratio of net investment income/(loss) to average net assets	1.17%	1.53%	1.80%	1.76%(3)
Ratio of net investment income/(loss) to average
net assets without fee waivers	1.07%	1.39%	1.49%	(1.55)%(3)
Portfolio turnover rate	39%	33%	45%	35%(4)

FINANCIAL HIGHLIGHTS

			For the Period
Westcore Micro-Cap Opportunity Fund –	Year Ended	Year Ended	June 23, 2008
	December 31,	December 31,	to December
Retail Class	2010	2009	31, 2008(3)
Net asset value – beginning of the period	$8.66	$7.53	$10.00
Income from investment operations
Net investment income/(loss)	(0.03)	0.02	0.04
Net realized and unrealized gain/(loss) on investments	2.93	1.14	(2.49)
Total income/(loss) from investment operations	2.90	1.16	(2.45)
Dividends and Distributions	(0.00)	(0.03)	(0.03)
From net realized gain on investments	(0.00)	(0.00)	(0.00)
Total distributions	(0.00)	(0.03)	(0.03)
Paid in-capital from redemption fees	0.00(1)	0.00(1)	0.01
Net asset value – end of period	$11.56	$8.66	$7.53
Total return	33.49%	15.40%	(24.33)%(2)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,594	$1,924	$1,104
Ratio of expenses to average net assets	1.30%	1.30%	1.30%(4)
Ratio of expenses to average net assets without fee waivers	6.96%	7.96%	18.13%(4)
Ratio of net investment income/(loss) to average net assets	(0.25)%	0.27%	1.06%(4)
Ratio of net investment income/(loss) to average
net assets without fee waivers	(5.91)%	(6.39)%	(15.77)%(4)
Portfolio turnover rate	107%	130%	60%
(1) Less than $.005 per share.
(2) Total return not annualized for periods less than one full year.
(3) The Westcore Micro-Cap Opportunity Fund commenced operations on June 23, 2008.
(4) Annualized.

FINANCIAL HIGHLIGHTS

Westcore International Small-Cap Fund –					For the Period
Retail Class (formerly Westcore	Year Ended	Year Ended	Year Ended	Year Ended	June 1, 2006 to
	December 31,	December 31,	December 31,	December 31,	December 31,	Year Ended
International Frontier Fund)	2010	2009	2008	2007	2006(1)	May 31, 2006
Net asset value – beginning of the period	$11.67	$7.19	$14.41	$14.39	$13.40	$10.43
Income from investment operations
Net investment income/(loss)	0.11	0.15	0.18	0.06	0.04	0.11
Net realized and unrealized gain/(loss) on investments	4.00	4.46	(7.23)	0.36	1.07	2.89
Total income/(loss) from investment operations	4.11	4.61	(7.05)	0.42	1.11	3.00
Distributions
From net investment income	(0.08)	(0.13)	(0.17)	(0.09)	(0.12)	(0.00)
From net realized gain on investments	(0.00)	(0.00)	(0.00)	(0.31)	(0.00)	(0.03)
Total distributions	(0.08)	(0.13)	(0.17)	(0.40)	(0.12)	(0.03)
Paid in-capital from redemption fees	0.00(2)	0.00(2)	0.00(2)	0.00(2)	0.00(2)	0.00(2)
Net asset value – end of period	$15.70	$11.67	$7.19	$14.41	$14.39	$13.40
Total return	35.25%	64.17%	(48.86)%	2.94%	8.33%(3)	28.78%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$60,925	$32,356	$18,282	$40,680	$35,629	$36,517
Ratio of expenses to average net assets	1.50%	1.50%	1.50%	1.50%	1.50%(4)	1.50%
Ratio of expenses to average net assets without fee waivers	1.84%	2.01%	1.98%	1.87%	2.26%(4)	1.98%
Ratio of net investment income/(loss) to average net assets	1.10%	1.68%	1.47%	0.40%	0.33%(4)	1.12%
Ratio of net investment income/(loss) to average
net assets without fee waivers	0.77%	1.17%	0.99%	0.03%	(0.43)%(4)	0.64%
Portfolio turnover rate	44%	65%	70%	78%	93%	38%
(1) Effective December 31, 2006, the Westcore Funds changed their fiscal year end from May 31 to December 31.
(2) Less than $.005 per share.
(3) Total return not annualized for periods less than one full year.
(4) Annualized.

FINANCIAL HIGHLIGHTS

					For the Period
Westcore Flexible Income Fund –	Year Ended	Year Ended	Year Ended	Year Ended	June 1, 2006 to
	December 31,	December 31,	December 31,	December 31,	December 31,	Year Ended
Retail Class	2010	2009	2008	2007	2006(1)	May 31, 2006
Net asset value – beginning of the period	$7.98	$6.12	$9.44	$10.41	$9.86	$9.97
Income from investment operations
Net investment income/(loss)	0.56	0.51	0.56	0.66	0.39	0.74
Net realized and unrealized gain/(loss) on investments	0.43	1.86	(3.26)	(0.99)	0.56	(0.17)
Total income/(loss) from investment operations	0.99	2.37	(2.70)	(0.33)	0.95	0.57
Distributions
From net investment income	(0.55)	(0.51)	(0.62)	(0.60)	(0.40)	(0.68)
From net realized gain on investments	(0.00)	(0.00)	(0.00)	(0.03)	(0.00)	(0.00)
Tax return of capital	(0.00)(2)	(0.00)	(0.01)	(0.01)	(0.00)	(0.00)
Total distributions	(0.55)	(0.51)	(0.61)	(0.64)	(0.40)	(0.68)
Paid in-capital from redemption fees	0.00(2)	0.00(2)	0.00(2)	0.00(2)	0.00(2)	0.00(2)
Net asset value – end of period	$8.42	$7.98	$6.12	$9.44	$10.41	$9.86
Total return	12.71%	40.09%	(29.97)%	(3.45)%	9.80%(3)	5.94%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$65,829	$72,783	$65,043	$207,038	$269,243	$171,116
Ratio of expenses to average net assets	0.85%	0.85%	0.85%	0.85%	0.85%(4)	0.85%
Ratio of expenses to average net assets without fee waivers	0.93%	0.91%	0.92%	0.92%	0.96%(4)	0.93%
Ratio of net investment income/(loss) to average net assets	6.75%	7.21%	6.91%	6.30%	7.34%(4)	7.44%
Ratio of net investment income/(loss) to average
net assets without fee waivers	6.67%	7.15%	6.83%	6.23%	7.23%(4)	7.36%
Portfolio turnover rate	38%	30%	21%	21%	15%	25%
(1) Effective December 31, 2006, the Westcore Funds changed their fiscal year end from May 31 to December 31.
(2) Less than $.005 per share.
(3) Total return not annualized for periods less than one full year.
(4) Annualized.
				For the Period
				September 28,
Westcore Flexible Income Fund –	Year Ended	Year Ended	Year Ended	2007 to
	December 31,	December 31,	December 31,	December 31,
Institutional Class	2010	2009	2008	2007(5)
Net asset value – beginning of the period	$7.96	$6.11	$9.43

(1) Less than $.005 per share.

(2) Total return not annualized

     for periods less than one

     full year.

(3) Annualized.

(4) Portfolio turnover rate is

     calculated at the Fund level

     and represents the year ended

     December 31, 2007.

(5) Institutional Class

     commenced operations on

     September 28, 2007.

Income from investment operations
Net investment income/(loss)	0.57	0.52	0.58	0.15
Net realized and unrealized gain/(loss) on investments	0.42	1.85	(3.27)	(0.54)
Total income/(loss) from investment operations	0.99	2.37	(2.69)	(0.39)
Dividends and Distributions
From net investment income	(0.61)	(0.52)	(0.63)	(0.11)
From net realized gain on investments	(0.00)	(0.00)	(0.00)	(0.03)
Tax Return of capital	(0.00)(1)	(0.00)	(0.01)	(0.01)
Total distributions	(0.61)	(0.52)	(0.62)	(0.15)
Paid in-capital from redemption fees	0.00(1)	0.00(1)	0.00(1)	0.00(1)
Net asset value – end of period	$8.34	$7.96	$6.11	$9.43
Total return	12.79%	40.30%	(29.89)%	(3.89)%(2)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,481	$1,234	$748	$1,430
Ratio of expenses to average net assets	0.75%	0.72%	0.74%	0.70%(3)
Ratio of expenses to average net assets without fee waivers	3.24%	3.98%	3.21%	7.26%(3)
Ratio of net investment income/(loss) to average net assets	6.82%	7.26%	7.12%	7.34%(3)
Ratio of net investment income/(loss) to average
net assets without fee waivers	4.32%	4.00%	4.65%	0.78%(3)
Portfolio turnover rate	38%	30%	21%	21%(4)

FINANCIAL HIGHLIGHTS

					For the Period
	Year Ended	Year Ended	Year Ended	Year Ended	June 1, 2006 to
	December 31,	December 31,	December 31,	December 31,	December 31,	Year Ended
Westcore Plus Bond Fund – Retail Class	2010	2009	2008	2007	2006(1)	May 31, 2006
Net asset value – beginning of the period	$10.42	$9.85	$10.55	$10.54	$10.28	$10.70
Income from investment operations
Net investment income/(loss)	0.45	0.44	0.51	0.55	0.33	0.57
Net realized and unrealized gain/(loss) on investments	0.29	0.57	(0.70)	0.01	0.25	(0.41)
Total income/(loss) from investment operations	0.74	1.01	(0.19)	0.56	0.58	0.16
Dividends and Distributions
From net investment income	(0.44)	(0.44)	(0.51)	(0.55)	(0.32)	(0.58)
From net realized gain on investments	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)(2)
Tax return of capital	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)
Total distributions	(0.44)	(0.44)	(0.51)	(0.55)	(0.32)	(0.58)
Paid in-capital from redemption fees	0.00(2)	0.00(2)	0.00(2)	0.00(2)	0.00(2)	0.00(2)
Net asset value – end of period	$10.72	$10.42	$9.85	$10.55	$10.54	$10.28
Total return	7.22%	10.42%	(1.86)%	5.42%	5.75%(3)	1.48%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,389,702	$1,326,659	$1,069,006	$1,102,647	$731,616	$460,509
Ratio of expenses to average net assets	0.55%	0.55%	0.55%	0.55%	0.55%(4)	0.55%
Ratio of expenses to average net assets without fee waivers	0.83%	0.81%	0.81%	0.82%	0.86%(4)	0.89%
Ratio of net investment income/(loss) to average net assets	4.20%	4.32%	4.98%	5.21%	5.49%(4)	5.58%
Ratio of net investment income/(loss) to average
net assets without fee waivers	3.92%	4.05%	4.72%	4.94%	5.17%(4)	5.24%
Portfolio turnover rate	45%	36%	54%	48%	11%	32%
(1) Effective December 31, 2006, the Westcore Funds changed their fiscal year end from May 31 to December 31.
(2) Less than $.005 per share.
(3) Total return not annualized for periods less than one full year.
(4) Annualized.
				For the Period
				September
	Year Ended	Year Ended	Year Ended	28, 2007 to
	December 31,	December 31,	December 31,	December 31,
Westcore Plus Bond Fund – Institutional Class	2010	2009	2008	2007(5)
Net asset value – beginning of the period	$10.42	$9.85	$10.55	$10.45

(1) Less than $.005 per share.

(2) Total return not annualized

     for periods less than one

     full year.

(3) Annualized.

(4) Portfolio turnover rate is

     calculated at the Fund level

     and represents the year ended

     December 31, 2007.

(5) Institutional Class

     commenced operations on

     September 28, 2007.

Income from investment operations
Net investment income/(loss)	0.47	0.45	0.52	0.13
Net realized and unrealized gain/(loss) on investments	0.28	0.57	(0.70)	0.11
Total income/(loss) from investment operations	0.75	1.02	(0.18)	0.24
Distributions
From net investment income	(0.49)	(0.45)	(0.52)	(0.14)
From net realized gain on investments	(0.00)	(0.00)	(0.00)	(0.00)
Tax return of capital	(0.00)	(0.00)	(0.00)	(0.00)
Total distributions	(0.49)	(0.45)	(0.52)	(0.14)
Paid in-capital from redemption fees	0.00(1)	0.00(1)	0.00(1)	0.00(1)
Net asset value – end of period	$10.68	$10.42	$9.85	$10.55
Total return	7.25%	10.56%	(1.77)%	2.27%(2)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$218,060	$131,815	$65,263	$35,516
Ratio of expenses to average net assets	0.43%	0.44%	0.46%	0.44%(3)
Ratio of expenses to average net assets without fee waivers	0.70%	0.73%	0.73%	1.30%(3)
Ratio of net investment income/(loss) to average net assets	4.31%	4.40%	5.09%	5.13%(3)
Ratio of net investment income/(loss) to average
net assets without fee waivers	4.04%	4.11%	4.82%	4.28%(3)
Portfolio turnover rate	45%	36%	54%	48%(4)

FINANCIAL HIGHLIGHTS

					For the Period
Westcore Colorado Tax-Exempt Fund –	Year Ended	Year Ended	Year Ended	Year Ended	June 1, 2006 to
	December 31,	December 31,	December 31,	December 31,	December 31,	Year Ended
Retail Class	2010	2009	2008	2007	2006(1)	May 31, 2006
Net asset value – beginning of the period	$11.19	$10.48	$11.04	$11.16	$11.00	$11.32
Income from investment operations
Net investment income/(loss)	0.40	0.40	0.42	0.43	0.25	0.42
Net realized and unrealized gain/(loss) on investments	(0.20)	0.71	(0.56)	(0.12)	0.16	(0.32)
Total income/(loss) from investment operations	0.20	1.11	(0.14)	0.31	0.41	0.10
Distributions
From net investment income	(0.40)	(0.40)	(0.42)	(0.43)	(0.25)	(0.42)
From net realized gain on investments	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)
Tax return of capital	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)
Total distributions	(0.40)	(0.40)	(0.42)	(0.43)	(0.25)	(0.42)
Paid in-capital from redemption fees	0.00(2)	0.00(2)	0.00(2)	0.00(2)	0.00(2)	0.00(2)
Net asset value – end of period	$10.99	$11.19	$10.48	$11.04	$11.16	$11.00
Total return	1.77%	10.71%	(1.34)%	2.84%	3.77%(3)	0.93%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$118,478	$105,891	$67,206	$57,204	$55,895	$55,529
Ratio of expenses to average net assets	0.65%	0.65%	0.65%	0.65%	0.65%(4)	0.65%
Ratio of expenses to average net assets without fee waivers	0.91%	0.90%	0.91%	0.95%	0.98%(4)	0.98%
Ratio of net investment income/(loss) to average net assets	3.56%	3.67%	3.85%	3.84%	3.87%(4)	3.77%
Ratio of net investment income/(loss) to average
net assets without fee waivers	3.30%	3.42%	3.59%	3.54%	3.53%(4)	3.44%
Portfolio turnover rate	6%	8%	16%	14%	8%	22%
(1) Effective December 31, 2006, the Westcore Funds changed their fiscal year end from May 31 to December 31.
(2) Less than $.005 per share.
(3) Total return not annualized for periods less than one full year.
(4) Annualized.

APPENDIX - BOND RATING CATEGORIES

MOODY’S INVESTORS SERVICE, INC.

Bond Rating	Explanation
Aaa	Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa	Bonds are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the “Aaa” securities.
A	Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.
Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa	Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured).
Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba	Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B	Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa	Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca	Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C	Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

APPENDIX - BOND RATING CATEGORIES

STANDARD & POOR’S RATINGS GROUP, DIVISION OF MCGRAW HILL

Bond Rating	Explanation
AAA	An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA	An obligation rated “AA” differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A	An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB	An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB	An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B	An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC	An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC	An obligation rated “CC” is currently highly vulnerable to nonpayment.
C	A subordinated debt obligation rated “C” is currently highly vulnerable to nonpayment. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.
D	An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payment will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-) – The ratings from “AA” through “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

NOTES

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WHERE TO FIND MORE INFORMATION

More Fund information is available to you upon request and without charge:

ANNUAL AND SEMI-ANNUAL REPORT

The Annual and Semi-Annual Reports provide additional information about the Funds’ investments, performance and portfolio holdings. The Annual Report also contains a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI includes additional information about the Funds’ investment policies, organization and management. It is legally part of this prospectus (it is incorporated by reference).

Investors can get free copies of the Funds’ Annual Report, Semi-Annual Report or SAI. They may also request other information about the Funds and make shareholder inquiries.

Write to:	Westcore Funds
1290 Broadway
Suite 1100
Denver, CO 80203

By phone:	800.392.CORE (2673)

Web:	www.westcore.com

Information about the Funds (including the Funds’ SAI) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

The Westcore Funds Investment Company Act File No. is 811-03373 Funds distributed by ALPS Distributors, Inc.

WESTCORE TRUST

Statement of Additional Information

for

Fund	Ticker Symbols
	Retail Class	Institutional Class

Westcore Growth Fund

Westcore MIDCO Growth Fund

Westcore Select Fund

Westcore Blue Chip Fund

Westcore Mid-Cap Value Fund

Westcore Small-Cap Opportunity Fund

Westcore Small-Cap Value Fund

Westcore Micro-Cap Opportunity Fund

Westcore International Small-Cap Fund

(formerly the Westcore International Frontier Fund)

Westcore Flexible Income Fund

Westcore Plus Bond Fund

Westcore Colorado Tax-Exempt Fund

	WTEIX WTMGX WTSLX WTMVX WTMCX WTSCX WTSVX WTMIX WTIFX WTLTX WTIBX WTCOX	WILGX WIMGX -- WIMVX -- WISCX WISVX -- -- WILTX WIIBX --

Retail Class and Institutional Class

April 30, 2011

            This Statement of Additional Information (“SAI”) is meant to be read in conjunction with the Funds’ prospectus dated April 30, 2011, as the same is revised from time to time (the “Prospectus”), and is incorporated by reference in its entirety into the Prospectus for the Retail Class and Institutional Class, as applicable, of each particular Fund.  Because this SAI is not itself a prospectus, no investment in shares of the Funds should be made solely based upon the information contained herein.  Copies of the Funds’ Prospectus for the Retail Class and Institutional Class may be obtained by calling 800.392.CORE (2673) or by writing ALPS Distributors, Inc. (“ADI”) at Westcore Funds, P.O. Box 44323, Denver, CO  80201.  The Financial Statements and Financial Highlights of each of the Funds of the Trust and the report of the Trust’s Independent Registered Public Accounting Firm (the “Independent Auditor”) thereon in this SAI are incorporated by reference from the Funds’ Annual Report, which contains additional performance information and may be obtained without charge by writing to the address above or calling the toll-free number above.  No other part of the Annual Report is incorporated herein by reference. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

THE TRUST

            The Westcore Trust (the “Trust”) is a Massachusetts business trust which was organized on December 10, 1985 as an open-end management investment company.  The Trust’s predecessor was originally incorporated in Maryland on January 11, 1982.

            The Trust is authorized to issue separate classes of shares representing interests in separate investment portfolios.  This SAI pertains to the Westcore Growth Fund, Westcore MIDCO Growth Fund, Westcore Select Fund, Westcore Blue Chip Fund, Westcore Mid-Cap Value Fund, Westcore Small-Cap Opportunity Fund, Westcore Small-Cap Value Fund, Westcore Micro-Cap Opportunity Fund, Westcore International Small-Cap Fund (formerly the Westcore International Frontier Fund), Westcore Flexible Income Fund, Westcore Plus Bond Fund and Westcore Colorado Tax-Exempt Fund (each, a “Fund” and collectively, the “Funds”).  The Westcore Growth Fund, Westcore MIDCO Growth Fund, Westcore Select Fund, Westcore Blue Chip Fund, Westcore Mid-Cap Value Fund, Westcore Small-Cap Opportunity Fund, Westcore Small-Cap Value Fund, Westcore Micro-Cap Opportunity Fund and Westcore International Small-Cap Fund  are sometimes referred to as the “Westcore Equity Funds.”  The Westcore Flexible Income Fund, Westcore Plus Bond Fund and Westcore Colorado Tax-Exempt Fund are sometimes referred to as the “Westcore Bond Funds.”  The Westcore Funds offer both Retail and Institutional Classes in this SAI, except the Westcore Mid-Cap Value Fund, Westcore Select Fund, Westcore Micro-Cap Opportunity Fund, Westcore International Small-Cap Fund and Westcore Colorado Tax-Exempt Fund, which only offer the Retail Class.  For information concerning any investment portfolios offered by the Trust, contact Westcore Funds, P.O. Box 44323, Denver, CO  80201 or call 800.392.CORE (2673).

INVESTMENT LIMITATIONS

            The Funds (other than the Westcore Select Fund and Westcore Colorado Tax-Exempt Fund, which are non-diversified) are diversified portfolios of the Trust.

            The Prospectus for the Funds describes the Funds’ investment objectives.  The following information supplements and should be read in conjunction with the description of the investment objectives, principal strategies and principal risks for each Fund in the Prospectus.

            The following investment limitations are “fundamental” limitations, unless otherwise noted, which means a Fund may not change any of them without the approval of a majority of the holders of the Fund’s outstanding shares (as defined under “Miscellaneous” below). Unless expressly stated in the Prospectus or the SAI, the other investment restrictions contained in the Prospectus or SAI are not fundamental limitations.

The Westcore Equity or Westcore Bond Funds (other than the Colorado Tax-Exempt Fund and Select Fund) may not:

1.      Except to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations thereunder or applicable orders of the U.S. Securities and Exchange Commission (the “SEC”), and any applicable exemptive relief, and as such statute, rules, regulations or orders may be amended from time to time,  purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Fund’s total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s outstanding voting securities would be owned by the Fund or the Trust, except that up to 25% of the value of the Fund’s total assets may be invested without regard to these limitations.

2.      Purchase or sell real estate, except to the fullest extent permitted by the 1940 Act, the rules and regulations thereunder or applicable orders of the SEC, and any applicable exemptive relief, as such statute, rules, regulations, or orders may be amended from time to time.  The Fund may also purchase and sell securities of issuers that deal in real estate and may purchase and sell securities that are secured by interests in real estate.

3.      Act as an underwriter of another company’s securities, except to the extent that the Fund may be deemed an underwriter within the meaning of the Securities Act of 1933, as amended (the “1933 Act”) in connection with the purchase and sale of securities owned by the Fund.

4.      Borrow money or issue senior securities, except to the fullest extent permitted by the 1940 Act, the rules and regulations thereunder or applicable orders of the SEC, and any applicable exemptive relief, as such statute, rules, regulations, or orders may be amended from time to time.  As a non-fundamental investment limitation, the Fund may not borrow money or issue senior securities, except that each Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of a Fund’s total assets at the time of such borrowing.  No Fund will purchase securities while its borrowings (including reverse repurchase agreements) in excess of 10% of its total assets are outstanding.  Securities held in escrow or separate accounts in connection with a Fund’s investment practices described in this SAI or the Prospectus are not deemed to be pledged for purposes of this limitation.

5.      Make loans, except to the fullest extent permitted by the 1940 Act, the rules and regulations thereunder or applicable orders of the SEC, and any applicable exemptive relief, as such statute, rules, regulations and orders may be amended from time to time.

6.      Purchase or sell commodities, commodities contracts, futures contracts, options or forward contracts, except to the fullest extent permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, and any applicable exemptive relief, as such statute, rules, regulations or orders may be amended from time to time.

7.      Concentrate investments in a particular industry or group of industries as concentration is defined under the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, and any applicable exemptive relief, as such statute, rules, regulations or orders may be amended from time to time.

For the purposes of limitation No. 5, permissible lending activities include the lending of portfolio securities subject to and in accordance with policies adopted by the Board of Trustees.

For the purposes of limitation No. 7, the Trust currently intends to use the industry classifications utilized by the Advisor within the investment team’s portfolio management processes.  In light of the current state of these regulatory requirements, each Fund does not concentrate 25% or more of its total assets in any particular industry or group.

Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank.  Where a security is insured by bond insurance, it shall not be considered a security issued or guaranteed by the insurer; instead the issuer of such security will be determined in accordance with the principles set forth above.  The foregoing restrictions do not limit the percentage of the Fund’s assets that may be invested in securities insured by any single insurer.

If a percentage limitation or other statistical requirement is met at the time a Fund makes an investment, a later change in the percentage because of a change in the value of the Fund’s portfolio securities generally will not constitute a violation, except for the limits on borrowing and illiquid investments.

            The Westcore Growth Fund and Westcore Plus Bond Fund may not:

1.      Purchase or sell real estate, except that each Fund may purchase securities of issuers that deal in real estate and may purchase securities that are secured by interests in real estate.

2.      Purchase securities of companies for the purpose of exercising control.

3.      Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

4.      Act as an underwriter of securities within the meaning of the 1933 Act, except insofar as the Fund might be deemed to be an underwriter upon disposition of portfolio securities acquired within the limitation on purchases of restricted securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with the Fund’s investment objective, policies and limitations may be deemed to be underwriting.

5.      Write or sell put options, call options, straddles, spreads or any combination thereof, except for transactions in options on securities, futures contracts and options on futures contracts.

6.      Borrow money or issue senior securities, except that each Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of a Fund’s total assets at the time of such borrowing.  No Fund will purchase securities while its borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.  Securities held in escrow or separate accounts in connection with a Fund’s investment practices described in this SAI or the Prospectus are not deemed to be pledged for purposes of this limitation.

7.      Make loans, except that each Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities in an amount not exceeding 30% of its total assets.

8.      Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to each Fund’s transactions in futures contracts and related options, and (b) each Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

9.      Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that each Fund may, to the extent appropriate to its investment objective, purchase publicly traded securities of companies engaging in whole or in part in such activities, and may enter into futures contracts and related options.

10.    Purchase any securities that would cause 25% or more of the Fund’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry; and (d) asset-backed securities are considered an industry.

For the purpose of limitation No. 3 above, the phrase “otherwise permitted by the 1940 Act” includes investments that are permitted under Section 12(d) of the 1940 Act and any rules promulgated or exemptive orders issued in connection with that section of the 1940 Act.

For purposes of limitation No. 7 above, permissible lending activities include the lending of portfolio securities subject to and in accordance with policies adopted by the Board of Trustees and “total assets” includes the value of the collateral for the securities on loan.

For the purposes of limitation No. 10 above, the Trust currently intends to use the industry classifications utilized by the Advisor within the investment team's portfolio management processes.

Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank.  Where a security is insured by bond insurance, it shall not be considered a security issued or guaranteed by the insurer; instead the issuer of such security will be determined in accordance with the principles set forth above.  The foregoing restrictions do not limit the percentage of the Fund’s assets that may be invested in securities insured by any single insurer.

If a percentage limitation or other statistical requirement is met at the time a Fund makes an investment, a later change in the percentage because of a change in the value of the Fund’s portfolio securities generally will not constitute a violation, except for the limits on borrowing and illiquid investments.

The Westcore Colorado Tax-Exempt Fund may not:

1.      Under normal circumstances, invest less than 80% of the value of its net assets, including the amount of any borrowings for investment purposes, in investments the income on which is exempt from federal income tax. For purposes of this investment limitation, investments the interest on which is treated as a specific tax preference item under the federal alternative minimum tax are considered taxable.

2.      Under normal circumstances, invest less than 80% of the value of its net assets, including the amount of any borrowings for investment purposes, in investments the income on which is exempt from Colorado state income tax.

3.      As a non-fundamental policy, write or sell put options, call options, straddles, spreads or any combination thereof.

Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank.  Where a security is insured by bond insurance, it shall not be considered a security issued or guaranteed by the insurer; instead the issuer of such security will be determined in accordance with the principles set forth above.  The foregoing restrictions do not limit the percentage of the Fund’s assets that may be invested in securities insured by any single insurer.

If a percentage limitation or other statistical requirement is met at the time a Fund makes an investment, a later change in the percentage because of a change in the value of the Fund’s portfolio securities generally will not constitute a violation, except for the limits on borrowing and illiquid investments.

TYPES OF INVESTMENTS AND ASSOCIATED RISKS

The Funds’ principal investment strategies and risks are described in each Fund’s Prospectus.  The following details the types of investments and certain strategies and risks that may apply to a Fund. Each Fund reserves the right to invest in other types of securities not described herein as long as they are not precluded by policies discussed elsewhere in the Prospectus and/or this SAI.

Asset-Backed Securities (Westcore Bond Funds other than the Westcore Colorado Tax-Exempt Fund)

These Funds may purchase asset-backed securities, which are securities backed by installment sale contracts, credit card receivables or other assets. Asset-backed securities are issued by either governmental or non-governmental entities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another.  Primarily, these securities do not have the benefit of the same security interest in the underlying collateral.  Payment on asset-backed securities of private issues is typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, subordination, over collateralization or a reserve account.  Assets generating such payments will consist of such instruments as motor vehicle installment purchase obligations and credit card receivables.  Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due.  The Funds may also invest in other types of asset-backed securities that may be available in the future.

The calculation of the average weighted maturity of asset-backed securities is based on estimates of average life. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.  Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.  Payments of both interest and principal on the securities are typically made monthly, thus in effect “passing through” monthly payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities.

In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage-related securities.  Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.

Collateralized Debt Obligations (Westcore Bond Funds, other than the Westcore Colorado Tax-Exempt Fund)

            The Westcore Bond Funds are subject to additional risks in that each may invest in collateralized debt obligations (“CDOs”). CDOs are typically separated into tranches representing different degrees of seniority for repayment.  The top tranche of CDOs, which represents the highest credit quality in the pool, has the greatest seniority and pays the lowest interest rate.  Lower CDO tranches represent lower degrees of seniority and pay higher interest rates to compensate for the attendant risks.  The bottom tranche specifically receives the residual interest payments (i.e., money that is left over after the higher tiers have been paid) rather than a fixed interest rate.  The return on the bottom tranche of CDOs is especially sensitive to the rate of defaults in the collateral pool.  These securities are often purchased in private placement transactions, including securities exempt from registration under Rule 144A of the 1933 Act, and may have restrictions on resale making the Fund subject to greater levels of liquidity risk than other bond funds that do not invest in such securities. The market values of CDOs may be more volatile than those of conventional debt securities.

Corporate Debt Securities (Westcore Bond Funds, other than the Westcore Colorado Tax-Exempt Fund)

Corporate debt securities are taxable debt obligations issued by corporations, are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to factors such as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. The market value of a debt security generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price of the debt obligation usually rises, and when prevailing interest rates rise, the price usually declines.

Derivative Instruments (All Funds other than the Westcore Colorado Tax-Exempt Fund, unless noted otherwise)

The term derivative covers a wide number of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate.  Derivatives include, but are not limited to, options, futures and options on futures (see additional disclosure below).

The risks associated with the use of derivatives are different from, and may be greater than, the risks associated with investing in the underlying asset, index or security on which the derivative is based. Derivatives are highly specialized instruments that require investment and analysis techniques different from those associated with standard securities. Using derivatives requires an understanding not only of the underlying asset, index or interest rate, but of the derivative instrument itself, without the benefit of observing the performance of the derivative under all potential market conditions. The Funds, as described in more detail below, may invest in various types of derivatives for the purpose of hedging, risk management, seeking to reduce transaction costs, or otherwise seeking to add value to the Funds. However, there is no guarantee that a particular derivative strategy will meet these objectives. The Funds will not use derivatives solely for speculative purposes.

In addition to the risks associated with specific types of derivatives as described below, derivatives may be subject to the following risks: (1) Counterparty risk: the risk of loss due to the failure of the other party to the contract to make required payments or otherwise comply with contract terms; (2) Liquidity risk: the risk that a portfolio may not be able to purchase or sell a derivative at the most advantageous time or price due to difficulty in finding a buyer or seller; (3) Pricing or Valuation risk: the risk that a derivative may not be correctly priced within a portfolio due to the fluctuating nature of the underlying asset, index or rate; (4) Correlation Risk: the risk that the fluctuations in value of a derivative will not correlate perfectly with that of the underlying asset, index or rate; and (5) gains and losses on investments in options and futures depend on the ability of Denver Investment Advisors LLC, doing business as Denver Investments (the “Advisor” or “Denver Investments”) to correctly predict the direction of securities prices, interest rates and other economic factors.

The SEC takes the position that transactions that are functionally similar to borrowings or that create leverage exposures can be viewed as issuances of “senior securities” by a Fund. To prevent such transactions being viewed as “senior securities” subject to the 1940 Act prohibition, a Fund may (1) maintain an offsetting investment; (2) segregate liquid assets equal to the value of the Funds’ potential exposure under the leveraged transactions; or (3) maintain other “cover” for the transaction as provided by SEC guidance. Fund transactions subject to the “senior security” prohibition are marked-to-market daily to assure that liquid assets equal to the potential exposure created by these transactions are maintained. These “cover” requirements may require that securities be sold or purchased in adverse market conditions. Further, maintaining segregated assets to cover “senior securities” transactions may result in such securities being unavailable for other investment purposes or to satisfy redemptions.

Credit Default Swaps (Westcore Bond Funds, other than Westcore Colorado Tax-Exempt Fund).  The Funds may enter into credit default swap agreements for investment purposes and to add leverage to their portfolios.  As the seller in a credit default swap contract, a Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation.  In return, a Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred.  If no default occurs, a Fund would keep the stream of payments and would have no payment obligations.  As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, that Fund would be subject to investment exposure on the notional amount of the swap.

The Funds may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in their portfolios, in which case such Fund would function as the counterparty referenced in the preceding paragraph.  This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability).  It would also involve credit risk – that the seller may fail to satisfy its payment obligations to a Fund in the event of a default.

The Funds may enter into credit default swap transactions as either a purchaser or seller up to 5% of the Fund’s net assets in aggregate based on the transaction notional amounts. The funds will only enter into credit default swap transaction with counterparties approved by the Board with ratings at least A1/A+ at the time of the transaction.

Futures.  Futures contracts are contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price.  An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time.  A futures contract may be based on interest rates, various securities (such as U.S. Government securities or a single stock (“security future”)), securities indices (“stock index future”), foreign currencies, and other financial instruments and indices.  The Funds may engage in futures transactions on both U.S. and foreign exchanges.

Futures contracts entered into by the Funds (other than single stock futures and narrow based security index futures) are traded either over the counter or on trading facilities such as contract markets, derivatives transaction execution facilities, exempt boards of trade or electronic trading facilities that are licensed and/or regulated to varying degrees by the Commodity Futures Trading Commission (“CFTC”) or, with respect to certain funds, on foreign exchanges.  Single stock futures and narrow based security index futures are traded either over the counter or on trading facilities such as contract markets, derivatives transaction execution facilities, and electronic trading facilities that are licensed and/or regulated to varying degrees by both the CFTC and the SEC or, with respect to certain funds, on foreign exchanges.  A clearing corporation associated with the exchange or trading facility on which futures are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Neither the CFTC, National Futures Association, SEC nor any domestic exchange regulates activities of any foreign exchange or boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign exchange or board of trade or any applicable foreign law.  This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market.  Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs.  For these reasons, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s or SEC’s regulations and other federal securities laws and regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange.  In particular, the Funds’ investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States futures exchanges.

The Funds may invest in aggregate up to 5% of each Fund’s assets in initial margin deposits and premiums paid for related options, except in cases where the transaction is intended for hedging purposes, in which all other “cover” requirements will be maintained.

            Futures Contracts on Foreign Currencies.  To the extent the Funds invests in foreign securities, it may purchase and sell futures contracts on foreign currencies in order to seek to increase total return or to hedge against changes in currency exchange rates.  A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of a foreign currency, for an amount fixed in U.S. dollars.  Foreign currency futures may be used by the Funds to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.  For example, the Funds may take a “short” position to seek to hedge against an anticipated decline in currency exchange rates that would adversely affect the dollar value of the Funds’ portfolio securities.  On other occasions, the Funds may take a “long” position by purchasing such futures contracts, for example, when it anticipates the purchase of a particular security when it has the necessary cash, but expects the currency exchange rates then available in the applicable market to be less favorable than rates that are currently available.

            Margin Payments.  Unlike when the Funds purchase or sell a security, no price is paid or received by the Funds upon the purchase or sale of a futures contract.  Initially, the Funds will be required to deposit with the broker or in a segregated account with the Funds’ custodian an amount of cash or cash equivalents, the value of which may vary but is generally equal to 10% or less of the value of the contract.  This amount is known as initial margin.  The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions.  Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Funds upon termination of the futures contract assuming all contractual obligations have been satisfied.  Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instrument fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.”  For example, when the Funds has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Funds will be entitled to receive from the broker a variation margin payment equal to that increase in value.  Conversely, where the Funds has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Funds would be required to make a variation margin payment to the broker.  At any time prior to expiration of the futures contract, the Advisor may elect to close the position by taking an opposite position, subject to the availability of a secondary market, that will operate to terminate the Funds’ position in the futures contract.  A final determination of variation margin is then made, additional cash is required to be paid by or released to the Funds, and the Funds realizes a loss or gain.

Options. The Funds may purchase put and call options and may write covered call and secured put options issued by the Options Clearing Corporation that are listed on a national securities exchange.  Such options may relate to particular securities or to various stock or bond indexes, except that the Funds may not write covered call options on an index.

A put option gives the buyer the right to sell, and the writer the obligation to buy, the underlying security at the stated exercise price at any time prior to the expiration date of the option.  Writing a secured put option means that the Funds maintains in a segregated account with its custodian cash or U.S. Government securities in an amount not less than the exercise price of the option at all times during the option period.  A call option gives the buyer the right to buy the underlying security at the stated exercise price at any time prior to the expiration of the option.  Writing a covered call option means that the Funds owns or has the right to acquire the underlying security, subject to call at the stated exercise price at all times during the option period.  Options involving securities indices provide the holder with the right to make or receive a cash settlement upon exercise of the option based on movements in the index.

Options purchased by a Fund will not exceed 5% of its net assets and options written by a Fund will not exceed 25% of its net assets.

In order to close out call or put option positions, the Funds will be required to enter into a “closing purchase transaction” – the purchase of a call or put option (depending upon the position being closed out) on the same security with the same exercise price and expiration date as the option that it previously wrote.  When a portfolio security subject to a call option is sold, the Funds will effect a closing purchase transaction to close out any existing call option on that security.  If the Funds are unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or the Funds deliver the underlying security upon exercise.

By writing a covered call option, a Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents a profit.  In addition, a Fund is not able to sell the underlying security until the option expires or is exercised or a Fund effects a closing purchase transaction by purchasing an option of the same series.  If a Fund writes a secured put option, it assumes the risk of loss should the market value of the underlying security decline below the exercise price of the option.  The use of covered call and secured put options will not be a primary investment technique of the Funds.  If the Advisor is incorrect in its forecast for the underlying security or other factors when writing options, the Funds would be in a worse position than it would have been had the options not been written.

In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option.  The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

When the Funds purchase a put or call option, the premium paid by it is recorded as an asset of the Funds.  When the Funds writes an option, an amount equal to the net premium (the premium less the commission) received by the Funds is included in the liability section of the Funds’ statement of assets and liabilities as a deferred credit.  The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written.  The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices.  If an option purchased by the Funds expires unexercised, the Funds realize a loss equal to the premium paid.  If the Funds enters into a closing sale transaction on an option purchased by it, the Funds will realize a gain if the premium received by the Funds on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less.  If an option written by the Funds expires on the stipulated expiration date or if the Funds enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated.  If an option written by the Funds is exercised, the proceeds of the sale will be increased by the net premium originally received and the Funds will realize a gain or loss.  Options with no active secondary market will be included in the calculation of the Funds’ illiquid assets.

            Options on Futures Contracts. The Funds may purchase options on the futures contracts described above.  A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option.  Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price.  Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

            Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market).  In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.  Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities.  In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract.  Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Funds because the maximum amount at risk is the premium paid for the options (plus transaction costs).  The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

            Security Futures Contracts.  The Funds may purchase and sell futures contracts for individual securities in order to seek to increase total return or to hedge against changes in securities prices.  When securities prices are falling, the Funds can seek, by selling security futures contracts, to offset a decline in the value of its current portfolio securities.  When securities prices are rising, the Funds can attempt, by purchasing security futures contracts, to secure better prices than might later be available in the market when it effects anticipated purchases.  For example, the Funds may take a “short” position in the futures market by selling futures contracts to seek to hedge against an anticipated decline in market prices that would adversely affect the dollar value of the Funds’ portfolio securities.  On other occasions, the Funds may take a “long” position by purchasing such futures contracts, for example, when it anticipates the purchase of a particular security when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available.

            Although under some circumstances prices of securities in a Fund’s portfolio may be more or less volatile than prices of such futures contracts, the Advisor will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Funds enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Funds’ securities portfolio.  When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position.  On the other hand, any unanticipated appreciation in the value of the Funds’ portfolio securities would be substantially offset by a decline in the value of the futures position.

            Stock Index Futures Contracts.  A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks included.  Some stock index futures contracts are based on broad market indexes, such as the Standard & Poor’s 500 or the New York Stock Exchange Composite Index.  In contrast, there are also futures contracts on narrower market indexes, such as the Standard & Poor’s 100 or indexes based on an industry or market segment, such as oil and gas stocks.

            The Funds will sell index futures contracts in order to offset a decrease in market value of its securities that might otherwise result from a market decline.  The Funds may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold.  Conversely, the Funds will purchase index futures contracts in anticipation of purchases of securities.  In a substantial majority of these transactions, the Funds will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

            In addition, the Funds may utilize stock index futures contracts in anticipation of changes in the composition of its holdings.  For example, in the event that the Funds expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group.  The Funds may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of its portfolio will decline prior to the time of sale.

Structured Securities (Westcore Bond Funds other than the Westcore Colorado Tax-Exempt Fund). The Funds may invest in structured securities such as equity-linked structured notes.  Equity-linked structured notes are derivative securities that are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form.  The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions.  Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form.  An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities.  There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right.  In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities.  Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Indexed/structured securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators.  Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates).  Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments.  A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

Dollar Roll Transactions (Westcore Bond Funds other than the Westcore Colorado Tax-Exempt Fund)

Each Fund may enter into dollar roll transactions wherein the Fund sells fixed income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Fund assumes the risk of ownership. Each Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the price at which a Fund is committed to purchase similar securities. In the even the buyer of securities under a dollar roll transaction becomes insolvent, the Fund’s use of proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. Each Fund will engage in dollar roll transactions solely for the purpose of acquiring securities for its portfolio and not for investment leverage.

Equity Securities (All Funds except Westcore Colorado Tax-Exempt Fund)

Equity securities generally include common stocks, preferred stocks, securities convertible into common or preferred stocks, warrants to purchase common or preferred stocks and other depositary receipts or foreign equivalents of common or preferred stocks.

Common stocks represent shares of ownership in a company and usually carry voting rights but no guarantee of dividend payments. Preferred stocks generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stocks generally do not carry voting rights.

Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Warrants are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of weeks, months or years or indefinitely.

Foreign Currency Exchange Transactions (All Funds other than the Westcore Colorado Tax-Exempt Fund)

The Funds may buy and sell securities and receive amounts denominated in currencies other than the U.S. dollar, and may enter into currency exchange transactions from time to time.  The Funds will purchase foreign currencies on a “spot” or cash basis at the prevailing rate in the foreign currency exchange market or enter into forward foreign currency exchange contracts.  Under a forward currency exchange contract, the Funds would agree with a financial institution to purchase or sell a stated amount of a foreign currency at a specified price, with delivery to take place at a specified date in the future.  Forward currency exchange contracts establish an exchange rate at a future date and are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.  These contracts generally have no deposit requirement and are traded at a net price without commission.  Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Funds’ portfolio securities or in foreign exchange rates or prevent loss if the prices of these securities should decline.  In addition, because there is a risk of loss to the Funds if the other party does not complete the transaction, these contracts will be entered into only with parties approved by the Board.

Forward foreign currency exchange contracts allow the Funds to hedge the currency risk of portfolio securities denominated in a foreign currency.  This technique permits the assessment of the merits of a security to be considered separately from the currency risk.  It is thereby possible to focus on the opportunities presented by the security apart from the currency risk.  Although these contracts are of short duration, generally between one and twelve months, they frequently are rolled over in a manner consistent with a more long-term currency decision.  Although foreign currency hedging transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase.  The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.  The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

The Funds may maintain “short” positions in forward foreign currency exchange transactions whereby the Funds would agree to exchange currency that it currently did not own for another currency at a future date and at a specified price.  This would be done in anticipation of a decline in the value of the currency sold short relative to the other currency and not for speculative purposes.  In order to ensure that the short position is not used to achieve leverage with respect to the Funds’ investments, the Funds would establish with its custodian a segregated account consisting of cash or certain liquid high-grade debt securities equal in value to the market value of the currency involved.

Illiquid Securities (All Funds)

A Fund will not knowingly invest more than fifteen percent (15%) of the value of its net assets in securities that are illiquid.  The Funds consider illiquid securities to be those securities which the Advisor does not believe could be sold in an orderly transaction within seven business days.  Illiquid securities include certain securities that are not registered under the Securities Act (“restricted securities”), certain unrestricted securities with limited daily trading volume, as well as repurchase agreements, securities loans and time deposits that are not terminable within seven days and certain municipal leases.  A security’s illiquidity might prevent the sale of the security at a time when the Advisor might wish to sell.  A Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Funds management or performance.  In addition, these securities could have the effect of decreasing the overall level of a Fund’s liquidity.  Further, the lack of an established secondary market may make it more difficult to value illiquid securities.

Restricted securities will be subject to the 15% limitation unless the Advisor, under the supervision of the Board, determines that a liquid trading market exists.  However, there can be no assurance that a liquid market will exist for any security at a particular time.

Restricted securities may be purchased by institutional buyers under Rule 144A.  Therefore, the purchase of restricted securities could have the effect of increasing the level of illiquidity of the Funds during periods that qualified institutional buyers become uninterested in purchasing these securities.

The Advisor monitors the liquidity of restricted securities in each of the Funds’ portfolios under the supervision of the Board.  In reaching liquidity decisions, the Advisor may consider the following factors, although such factors may not be determinative: (a) the unregistered nature of a 144A security; (b) the frequency of trades and quotes for the 144A security; (c) the number of dealers willing to purchase or sell the 144A security and the number of other potential purchasers; (d) dealer undertakings to make a market in the 144A security; (e) the nature of the 144A security and the nature of the marketplace trades (e.g., the time needed to dispose of the 144A security, the method of soliciting offers and the mechanics of the transfer); and (f) the trading markets for the 144A security.

Investment Companies (All Funds, with certain exceptions)

The Funds may purchase securities issued by other investment companies that invest in high quality, short-term debt securities that determine their NAV per share on the amortized cost or penny-rounding method (i.e., money market funds). In addition, all the Funds, except the Westcore Colorado Tax-Exempt Fund, may invest in other investment companies that invest in a manner consistent with each Fund’s investment objective, generally through the use of exchange-traded funds (“ETFs”). The Funds will limit its investments in accordance with restrictions imposed by the 1940 Act so that, to the extent required by law, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by any of the Funds; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned in the aggregate by the Funds. These restrictions do not apply to investments by the Funds in investment companies that are money market mutual funds to the extent that those investments are made in accordance with applicable exemptive rules or authority.

As a shareholder of another investment company, the Funds would bear, along with other shareholders, its pro rata portion of that company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Funds bear directly in connection with its own operations. Investment companies in which the Funds may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Funds and, therefore, will be borne indirectly by Shareholders. The Funds’ investments in investment companies may include various ETFs, subject to the Funds’ investment objective, policies, and strategies as described in the Prospectus. ETFs are baskets of securities that, like stocks, trade on exchanges such as the American Stock Exchange and the New York Stock Exchange. ETFs are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, or a particular segment of a securities index or market sector.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector. Trading in an ETF may be halted if the trading in one or more of the ETF’s underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by a Portfolio can generate brokerage expenses.

Investments with Non-U.S. Exposure (All Funds other than the Westcore Colorado Tax-Exempt Fund)

            The Funds’ investments may be in securities that are issued by non-U.S. domiciled issuers, non-U.S. traded securities, securities of issuers directly or indirectly exposed to the risks associated with non-U.S. countries including emerging markets, and/or U.S. traded and non-U.S. traded depositary receipts.  A single investment may be classified under more than one of these categories, each of which entails consideration of certain risk factors that may have an adverse impact on the Funds’ performance.

Non-U.S. Issuers.  Westcore Funds defines “non-U.S. issuers” as foreign governments (or any political subdivision, agency, authority or instrumentality of such government) or if the issuer is organized under the laws of a non-U.S. country.

There may be less publicly available information about non-U.S. issuers than U.S. issuers.  Non-U.S. issuers may not be subject to accounting, auditing and financial reporting standards, requirements and practices comparable to those applicable to U.S. issuers.  Non-U.S. issuers may be subject to rules and regulations, including taxation, that differ significantly from those that apply to U.S. issuers.

In addition, there may be less government regulation of non-U.S. issuers than those issuers domiciled in the United States, and the legal remedies for investors in non-U.S. domiciled issuers may be more limited than the remedies available to those issuers domiciled in the United States.  Furthermore, with respect to certain foreign countries, there are risks of political, economic or social instability or diplomatic developments which could adversely affect investments in companies domiciled in those countries.  For example, securities of companies domiciled in certain countries are subject to political instability, which may result in potential revolts and the confiscation of assets by governments.  These companies may also be subject to greater risk of expropriation of private industry and, thus, a partial or total loss of a Fund’s investment in such securities.

Non-U.S. Traded Securities.  Westcore Funds defines “non-U.S. traded securities” as those securities of U.S. issuers and non-U.S. issuers that trade in foreign currency and/or exclusively on one or more exchanges located outside of the United States.  Non-U.S. traded securities may be subject to special risks associated with trading on a non-U.S. exchange and being denominated in a foreign currency.

Except for the International Small-Cap Fund, which may invest an unlimited amount in non-U.S. traded securities, each of the Equity Funds may invest up to 10% of its assets in non-U.S. traded securities. The Westcore Flexible Income Fund and Westcore Plus Bond Fund may invest up to 25% of its assets in non-U.S. dollar denominated securities. There are risks and costs involved in investing in non-U.S. traded securities (including securities issued by foreign governments), which are in addition to the usual risks inherent in securities that trade on a U.S. exchange and are denominated in U.S. dollars.  Investments in non-U.S. traded securities may involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments.  Non-U.S. traded securities may involve further risks associated with the level of currency exchange rates, less complete financial information about the issuer, less market liquidity and political instability, less government regulation, less public information, security registration requirements and less comprehensive security settlement procedures and regulations.  Future political and economic developments, and the possible establishment of exchange controls or the adoption of other governmental restrictions might adversely affect these securities.    These and other factors could make it difficult to effect transactions, potentially causing the Funds to experience losses or miss investment opportunities.

Emerging Markets and Developing Countries.  The Funds may invest either directly or indirectly in countries with emerging markets and developing countries.  The risks associated with emerging market investments may be different from or greater than the risks associated with investing in developed countries.

Some of the currencies in emerging markets have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies.  Developing countries may impose restrictions on a Fund’s ability to repatriate investment income or capital.  Even if there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of the Funds.  Certain developing countries also may face serious currency exchange constraints.

In addition, there is generally less government supervision and regulation of exchanges, brokers, financial institutions, custodians and issuers in these countries than there is in the United States.

Governments of some developing countries exercise substantial influence over many aspects of the private sector.  In some countries, the government owns or controls many companies, including the largest in the country.  As such, government actions in the future could have a significant impact on economic conditions in developing countries in these regions, which could affect private sector companies, a Fund, and the value of its securities.  Furthermore, certain developing countries are among the largest debtors to commercial banks and foreign governments.  Trading in debt obligations issued or guaranteed by such governments or their agencies and instrumentalities involves a high degree of risk.

Depositary Receipts.  Investments in non-U.S. securities may be in the form of sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and similar securities (together, “depositary receipts”).  These securities may not be denominated in the same currency as the securities they represent.  ADRs are receipts typically issued by a United States bank or trust company and evidence ownership of underlying non-U.S. domiciled securities.  EDRs and GDRs are receipts issued by a non-U.S. bank or financial institution evidencing ownership of underlying U.S. or non-U.S. domiciled securities.   Depositary receipts that trade on a non-U.S. exchange, such as EDRs and GDRs, will be considered non-U.S. traded securities for purposes of the 10% investment limitation.

Unsponsored depositary receipts may be created without the participation of the foreign issuer.  Holders of these depositary receipts generally bear all of the costs of the depositary facility, whereas foreign issuers typically bear certain costs in a sponsored facility.  The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights.  The lack of information may result in inefficiencies in the valuation of such instruments.

            Investments in ADRs do not eliminate all of the risks of trading in non-U.S. domiciled and non-U.S. traded securities.  The market value of ADRs is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the depositary receipts and the underlying securities are quoted.  However, by investing in depositary receipts, such as ADRs, a Fund may avoid currency risks during the settlement period for purchases and sales.

Other Investments Potentially Affected By Foreign Exposure.  Securities of certain issuers that are domiciled in the United States and trade on a U.S. exchange but have significant operations or relationships in countries other than the United States may be subject to some or all of the risks described above, to the extent of such operations and relationships.

Lower-Rated Securities (All Funds other than the Westcore Colorado Tax-Exempt Fund)

Investments in issuers of securities rated below investment grade (commonly known as “junk bonds”) are considered to be more speculative than securities rated investment grade and higher.  Risk of loss upon default by the borrower is significantly greater because lower-rated securities are generally unsecured and are often subordinated to other creditors of the issuer, and because the issuers frequently have high levels of indebtedness and are more sensitive to adverse economic conditions, such as recessions, individual corporate developments and increasing interest rates, than are investment grade issuers.  As a result, the market price of such securities, and the net asset value of a Funds’ shares, may be particularly volatile.  There are particular risks associated with these securities, including:  (a) the relative youth and growth of the market; (b) their greater sensitivity to interest rate and economic changes, which could negatively affect their value and the ability of issuers to make principal and interest payments; (c) the relatively low trading market liquidity for the securities, which may adversely affect the price at which they could be sold; (d) a greater risk of default or price changes because of changes in the issuer’s creditworthiness; (e) the adverse impact that legislation restricting lower-rated securities may have on their market; (f) the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates whereby the Funds may be required to reinvest premature redemption proceeds in lower yielding portfolio securities; and (g) the creditworthiness of issuers of such securities.  During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest obligations, to meet projected business goals and to obtain additional financing.  An economic downturn could also disrupt the market for lower-rated bonds generally and adversely affect the value of outstanding bonds and the ability of issuers to repay principal and interest.  If the issuer of a lower-rated debt obligation held by the Funds defaulted, the Funds could incur additional expenses to seek recovery. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations in a Funds’ net asset value per share.

In certain circumstances it may be difficult to determine a lower-rated security’s fair value due to a lack of reliable objective information.  This may occur where there is no established secondary market for the security or the security is thinly traded.  As a result, a Fund’s valuation of such a security and the price it is actually able to obtain when it sells the security could differ.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may adversely affect the value and liquidity of lower-rated securities held by the Funds, especially in a thinly-traded market.  Illiquid or restricted securities held by the Funds may involve special registration responsibilities, liabilities, costs and valuation difficulties.

The ratings of Rating Agencies evaluate the safety of a lower-rated security’s principal and interest payments, but do not address market value risk.  Because the ratings of the Rating Agencies may not always reflect current conditions and events, the Advisor continuously monitors the issuers of lower-rated securities held in a Fund’s portfolio for their ability to make required principal and interest payments.  If a security undergoes a rating revision, the Funds involved may continue to hold the security if the Advisor decides this is appropriate.

Master Limited Partnerships (All Funds other than the Westcore Colorado Tax-Exempt Fund)

            A master limited partnership is a limited partnership in which the ownership units are publicly traded. Master limited partnership units are registered with the SEC and are freely traded on a securities exchange or in the over-the-counter market. Master limited partnerships often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, a master limited partnership is operated under the supervision of one or more managing general partners. Limited partners are not involved in the day-to-day management of the partnership.

            The risks of investing in a master limited partnership are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in a master limited partnership than investors in a corporation. Additional risks involved with investing in a master limited partnership are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

Additionally, since master limited partnerships generally conduct business in multiple states the Funds can be subject to income or franchise tax in each of the states in which the partnership does business.  The additional cost of preparing and filing the tax returns and paying the related taxes may adversely impact a Fund’s return on its investment in the master limited partnership.

Money Market Instruments (All Funds)

            The Funds may invest from time to time in “money market instruments” such as bank obligations, commercial paper and corporate bonds with remaining maturities of 397 days or less.

            Bank obligations include bankers’ acceptances, negotiable certificates of deposit and non-negotiable time deposits, including instruments issued or supported by the credit of U.S. or foreign banks.  Although the Funds will invest in obligations of foreign banks or foreign branches of U.S. banks only where the Advisor deems the instrument to present minimal credit risks, these investments nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions.  Investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase.  Investments in the obligations of foreign banks and foreign branches of U.S. banks will not exceed twenty percent and twenty-five percent respectively, of the Funds’ total assets at the time of purchase.

            Commercial paper is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers.  Investments by the Funds in commercial paper and similar corporate obligations will consist of issues that are rated within the three highest Short-Term Credit Ratings as presented in Appendix A.

The Funds may invest in short-term funding agreements.  A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser.  Funding agreements will also guarantee the return of principal and may guarantee a stream of payments over time.  A funding agreement may have either a fixed rate or variable interest rate that is based on an index and guaranteed for a set time period.  The Funds intend to invest only in funding agreements that have a put feature which may be exercised on seven days’ notice.

Mortgage-Related Securities (Westcore Bond Funds other than the Westcore Colorado Tax-Exempt Fund)

Mortgage-Backed Securities Generally.  Mortgage-backed securities held by the Westcore Bond Funds represent an ownership interest in a pool of residential mortgage loans.  These securities are designed to provide monthly payments of interest and principal to the investor.  The mortgagor’s monthly payments to his lending institution are “passed-through” to an investor such as the Funds.  Most issuers or poolers provide guarantees of payments, regardless of whether or not the mortgagor actually makes the payment.  The guarantees made by issuers or poolers are supported by various forms of credit, collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuers or poolers so that they can meet their obligations under the policies.  Mortgage-backed securities issued by private issuers or poolers, whether or not such securities are subject to guarantees, may entail greater risk than securities directly or indirectly guaranteed by the U.S. Government.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.  Instead, these securities provide a monthly payment which consists of both interest and principal payments.  In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid.  Additional payments are caused by repayments resulting from the sale of the underlying residential property, refinancing or foreclosure net of fees or costs which may be incurred.  Some mortgage-backed securities are described as “modified pass-through.”  These securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payments.

The Funds may purchase mortgage-related securities that are secured by entities such as Government National Mortgage Association (“GNMA”), Fannie Mae, Freddie Mac, commercial banks, trusts, financial companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks and investment banks.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue.  Mortgage-related securities include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) that are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States.  GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development.  GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee.  Mortgage-related securities also include Fannie Mae guaranteed Mortgage Pass-Through Certificates which are solely the obligations of Fannie Mae, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury.  Fannie Mae is a government-sponsored organization owned entirely by private stockholders.  Fannie Mae guaranteed Mortgage Pass-Through Certificates are guaranteed as to timely payment of principal and interest by Fannie Mae.  Mortgage-related securities include Freddie Mac Mortgage Participation Certificates (also known as “PCs”).  Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by private stockholders.  Freddie Mac PCs are not guaranteed and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank.  Freddie Mac PCs entitle the holder to timely payment of interest, which is guaranteed by the Freddie Mac.  Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans.  When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

On September 6, 2008, the Federal Housing Finance Authority (“FHFA”), an agency of the U.S. government, placed Fannie Mae and Freddie Mac into conservatorship under its authority with the stated purpose to preserve and conserve each entity’s assets and property, and to put each entity in a sound and solvent condition. The effect that this conservatorship will have on these entities’ debt and equities is unclear, and no assurance can be given that any steps taken by the FHFA or the U.S. Treasury with respect to Fannie Mae or Freddie Mac will succeed.

Underlying Mortgages.  Pools consist of whole mortgage loans or participations in loans.  The majority of these loans are made to purchasers of one to four family homes.  The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools.  For example, in addition to fixed-rate, fixed-term mortgages, the Bond Funds may purchase pools of variable rate mortgages (“VRM”), growing equity mortgages (“GEM”), graduated payment mortgages (“GPM”) and other types where the principal and interest payment procedures vary.  VRMs are mortgages that reset the mortgage’s interest rate periodically with changes in open market interest rates.  To the extent that a Fund is actually invested in VRMs, its interest income will vary with changes in the applicable interest rate on pools of VRMs.  GPM and GEM pools maintain constant interest rates, with varying levels of principal repayment over the life of the mortgage.  These different interest and principal payment procedures should not impact the Funds’ net asset value since the prices at which these securities are valued will reflect the payment procedures.

All poolers apply standards for qualification to local lending institutions that originate mortgages for the pools.  Poolers also establish credit standards and underwriting criteria for individual mortgages included in the pools.  In addition, some mortgages included in pools are insured through private mortgage insurance companies.

Each Fund may invest in multiple class pass-through securities, including CMOs and Real Estate Mortgage Investment Conduits (“REMICs”) Certificates.  These multiple class securities may be issued or guaranteed by U.S. Government agencies or instrumentalities, including GNMA, Fannie Mae and Freddie Mac, or issued by trusts formed by private originators of, or investors in, mortgage loans.  In general, CMOs and REMICs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities.  Investors may purchase beneficial interests in REMICs, which are known as “regular” interests or “residual” interests, which in general are junior and more volatile than regular interests.  Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in the former pools.  However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer.  The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.  There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies.

Although certain mortgage-related securities are guaranteed by a third party or are otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.  If a Fund purchases a mortgage-related security at a premium, that amount may be lost if there is a decline in the market value of the security whether resulting from increases in interest rates or prepayment of the underlying mortgage collateral.  As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates.  However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true because mortgages underlying securities are prone to prepayment in periods of declining interest rates.  For this and other reasons, a mortgage-related security’s maturity may be shortened by unscheduled prepayments on underlying mortgages and, therefore, it is not possible to accurately predict the security’s return to a Fund.  Mortgage-related securities provide regular payments consisting of interest and principal.  No assurance can be given as to the return a Fund will receive when these amounts are reinvested.  The compounding effect from reinvestment of monthly payments received by the Funds will increase their respective yields to shareholders, compared to bonds that pay interest semi-annually.

CMOs may involve additional risks other than those found in other types of mortgage-related obligations.  During periods of rising interest rates, CMOs may lose their liquidity as CMO market makers may choose not to repurchase, or may offer prices, based on current market conditions, that are unacceptable to a Fund based on the Fund’s analysis of the market value of the security.

As new types of mortgage-backed securities are developed and offered in the market, the Trust may consider making investments in such new types of securities.

Real Estate Investment Trusts (“REITs”) (All Funds other than the Westcore Colorado Tax-Exempt Fund)

            The Funds may invest in equity and/or debt securities issued by equity and mortgage REITs, which are real estate investment trusts.  Equity REITs invest directly in real property.  Mortgage REITs invest in mortgages on real property.

            REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income.  Generally, increases in interest rates will decrease the value of high-yielding securities and increase the costs of obtaining financing, which could decrease the value of these investments.  In addition, equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended.  REITs are also heavily dependent on cash flow and are subject to the risk that borrowers may default.

            A pro rata portion of REIT fees and expenses will be borne by a Fund’s shareholders.  These fees and expenses are in addition to fees charged directly to the Funds in connection with their operations.

Repurchase Agreements (All Funds)

In a repurchase agreement, the Funds agrees to purchase portfolio securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. The Funds will enter into repurchase agreements only with financial institutions deemed to be creditworthy by the Advisor.  During the term of any repurchase agreement, the Advisor will monitor the creditworthiness of the seller and the seller must maintain the value of the securities subject to the agreement and held by the Funds as collateral at one hundred and one percent of the repurchase price.

Although the securities subject to repurchase agreements may bear maturities exceeding 13 months, the Funds does not presently intend to enter into repurchase agreements with deemed maturities in excess of seven days after notice by the Funds.  If, in the future, the  Funds was to enter into repurchase agreements with deemed maturities in excess of seven days, the Funds would do so only if such investment, together with other illiquid securities, did not exceed fifteen percent of the value of the Funds’ net assets.

The repurchase price under repurchase agreements entered into by the Funds generally equals the price paid by the Funds plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement).  Securities subject to repurchase agreements are held by the Funds’ custodian or in the Federal Reserve/Treasury book-entry system.

Restricted Securities (All Funds)

The Funds may invest in restricted securities which are securities subject to legal or contractual restrictions on resale.  These may include private placements of equity securities issued by issuers who have outstanding, publicly traded equity securities of the same class (“private investment in public equity” or “PIPES”).  In many cases, PIPES are subject to contractual restrictions on resale.  As a result of the absence of a public trading market for the PIPES, they may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Funds or less than their fair market value.  If any privately placed securities held by the Funds are required to be registered under the securities laws of one or more jurisdictions before being resold, the Funds may be required to bear the expenses of registration.  The Funds’ investments in PIPES may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources or they may be dependent on a limited management group. In making investments in such securities, a Fund may obtain access to material nonpublic information, which may restrict a Fund’s ability to conduct portfolio transactions in such securities.  PIPES may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that registration will remain in effect.

The Funds may also invest in restricted securities that can be offered and sold under Rule 144A of the Securities Act.  Rule 144A allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public.  Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.  However, the purchase of restricted securities could have the effect of increasing the level of illiquidity of a Fund during periods that qualified institutional buyers become uninterested in purchasing these securities.  Thus, restricted securities will be subject to the 15% limitation on illiquid securities unless the Advisor, under the supervision of the Board, determines that a liquid trading market exists.  Additionally, from time to time under certain market conditions, these deemed liquid restricted securities may be subsequently reviewed and deemed illiquid based on such market conditions.

Reverse Repurchase Agreements (All Funds)

The Funds may borrow for temporary purposes by entering into reverse repurchase agreements.  Under these agreements, the Funds sells portfolio securities to financial institutions and agrees to buy them back later at an agreed upon time and price. When the Funds enters into a reverse repurchase agreement, it maintains in a separate custodial account cash, U.S. Government obligations or other liquid high-grade debt obligations that have a value at least equal to the repurchase price.

Reverse repurchase agreements involve the risk of counterparty default and possible loss of collateral held by the counterparty. In addition, the value of portfolio securities the Funds sells may decline below the price it must pay when the transaction closes.  Reverse Repurchase Agreements also involve leveraging.  If the securities held by the Funds decline in value while these transactions are outstanding, the net asset value of the Funds’ outstanding shares will decline in value by proportionately more than the decline in value of the securities.

As reverse repurchase agreements are deemed to be borrowings by the SEC, the Funds is required to maintain continuous asset coverage of three hundred percent.  Should the value of the Funds’ assets decline below three hundred percent of borrowings, the Funds may be required to sell portfolio securities within three days to reduce the Funds’ debt and restore three hundred percent asset coverage.

Rights Offerings and Warrants to Purchase (All Funds)

The Funds may participate in rights offerings and may purchase warrants.  These instruments are privileges enabling the owners to subscribe to and purchase a specified number of shares of the issuing corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration.  The purchase of rights or warrants involves the risk that the Funds involved could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the expiration of the rights and warrants.  Also, the purchase of rights or warrants involves the risk that the effective price paid for them, when added to the subscription price of the related security, may exceed the value of the subscribed security’s market price.  This could occur when there is no movement in the level of the underlying security.

Securities Lending (All Funds other than the Westcore Colorado Tax-Exempt Fund)

The Funds may lend its portfolio securities to institutional investors as a means of earning additional income.  Such loans must be continuously secured by certain liquid, high-grade collateral equal at all times to at least the market value of the securities loaned.  Securities loans will be made only to borrowers deemed by the Advisor to present minimal credit risks and when, in its judgment, the income to be earned from the loan justifies the possible risks.

When a Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the collateral received from the borrower or from the investment of cash collateral in readily marketable, high-quality, short-term obligations.  Cash collateral also may be invested in privately-placed interests in a trust or other entity, which may be affiliated, that invests solely in the instruments permitted for investment of cash collateral.  Such investments are further described under the caption “Securities Issued by Other Investment Companies; Other Entities Investing in Money Market Instruments.”  Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, these loans may be called at any time, including if a material event affecting the investment were to occur.

Collateral for such securities loans may include cash, securities of the U.S. Government, its agencies or instrumentalities or an irrevocable letter of credit issued by a bank that meets the investment standards of the Funds and whose securities are eligible for purchase under the objectives, policies and limitations of the Funds.

Stand-By Commitments (Westcore Colorado Tax-Exempt Fund)

            The Westcore Colorado Tax-Exempt Fund may acquire stand-by commitments with respect to Tax-Exempt Obligations held in its portfolio.  Under a stand-by commitment, a dealer or bank agrees to purchase from the Westcore Colorado Tax-Exempt Fund, at the Westcore Colorado Tax-Exempt Fund’s option, specified Westcore Colorado Tax-Exempt Obligations at a specified price.  The amount payable to the Westcore Colorado Tax-Exempt Fund upon its exercise of a stand-by commitment is normally (i) the Tax-Exempt Fund’s acquisition cost of the Tax-Exempt Obligations (excluding any accrued interest that the Westcore Colorado Tax-Exempt Fund paid on their acquisition), less any amortized market premium plus any amortized market or original issue discount during the period the Westcore Colorado Tax-Exempt Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.  Stand-by commitments may be sold, transferred or assigned by the Westcore Colorado Tax-Exempt Fund only with the underlying instrument.

            The Westcore Colorado Tax-Exempt Fund intends to enter into stand-by commitments only with dealers, banks and broker-dealers that, in the Advisor’s sole opinion, present minimal credit risks.  The Westcore Colorado Tax-Exempt Fund’s reliance upon the credit of these dealers, banks and broker-dealers will be secured by the value of the underlying Tax-Exempt Obligations that are subject to the commitment.  In evaluating the creditworthiness of the issuer of a stand-by commitment, the Advisor will review periodically the issuer’s assets, liabilities, contingent claims and other relevant financial information.

            The Westcore Colorado Tax-Exempt Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.  The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying Tax-Exempt Obligations, which would continue to be valued in accordance with the Fund’s normal method of valuation.

Tax-Exempt Obligations (Westcore Bond Funds)

            Tax-Exempt Obligations include “general obligation” securities, “revenue” securities, private activity bonds and “moral obligation” securities.  General obligation securities are secured by the issuer’s pledge of its full faith, credit and taxing power.  Revenue securities are payable only from the revenues derived from a particular facility, the proceeds of a special excise tax or another specific revenue source such as the user of the facility being financed.  Private activity bonds (e.g., bonds issued by industrial development authorities) are issued by or on behalf of public authorities to finance various privately-operated facilities.  Such bonds are included within the term “Tax-Exempt Obligations” only if the interest paid thereon is exempt from regular federal income tax. The credit quality of such bonds is usually directly related to the credit standing of the corporate user of the facility involved.  Moral obligation securities are normally issued by special purpose public authorities.  If the issuer is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

            Within the types of Tax-Exempt Obligations described above there are other categories, including municipal leases, which are often sold in the form of certificates of participation.  These obligations are issued by state and local governments or authorities to finance the acquisition or construction of equipment and facilities.  Certain of these obligations present the risk that a municipality may not have the funds approved or “appropriated” by a governing body for the lease payments.  Moreover, lease obligations may be limited by municipal charter or other provisions that do not permit acceleration of the lease obligation upon default.  Because certificates of participation are generally subject to redemption by the issuing municipal entity under specified circumstances, they may not be as liquid or marketable as other types of Tax-Exempt Obligations.

            There are variations in the quality of Tax-Exempt Obligations both within a particular classification and between classifications, and the yields on Tax-Exempt Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, any inherent structural features (e.g., call features, sinking fund, pre-refunded, escrowed) and the rating of the issue.

            Payment on Tax-Exempt Obligations relating to certain projects may be secured by mortgages or deeds of trust.  In the event of a default, enforcement of the mortgages or deeds of trust will be subject to statutory enforcement procedures and limitations. In the event of a foreclosure, collection of proceeds may be delayed and may not be sufficient to pay the principal or accrued interest on the defaulted Tax-Exempt Obligations.

            Certain investments of the Funds may be subject to the federal alternative minimum tax.  These securities are not considered to be Tax-Exempt Obligations for purposes of the Fund’s policy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in Tax-Exempt Obligations.

Temporary Defensive Positions (All Funds)

            The Westcore Funds may, from time to time, take temporary defensive positions that are inconsistent with their principal investment strategies in attempting to respond to adverse market, economic, political or other conditions.  Such investments may include short-term debt-securities, cash and cash equivalents.  If any Fund takes a temporary position at the wrong time, the position could have an adverse impact on that Fund’s performance and the Fund may not achieve its investment objective.  Each Fund reserves the right to invest all of its assets in temporary defensive positions.

Trust Preferred Securities (Westcore Bond Funds)

The Westcore Bond Funds are subject to additional risks in that each may invest in trust preferred securities. Trust preferred securities are typically issued by corporations, generally in the form of interest bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities, which have certain favorable characteristics for the issuer in light of capital regulations and/or rating agency classifications.. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

Trust preferred securities are typically junior and fully subordinated liabilities of an issuer and benefit from a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, trust preferred securities typically permit an issuer to defer the payment of income for five years or more without triggering an event of default. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these trust preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors.

Trust preferred securities include but are not limited to trust originated preferred securities (“TOPRS(r)”); monthly income preferred securities (“MIPS(r)”); quarterly income bond securities (“QUIBS(r)” ); quarterly income debt securities (“QUIDS(r)”); quarterly income preferred securities (“QUIPS/sm/”); corporate trust securities (“CORTS(r)”); public income notes (“PINES(r)”); and other trust preferred securities.

Trust preferred securities are typically issued with a final maturity date, although some are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.

Many trust preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for Federal income tax purposes such that the holders of the trust preferred securities are treated as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the trust preferred securities are treated as interest rather than dividends for Federal income tax purposes. The trust or special purpose entity in turn would be a holder of the operating company’s debt and would have priority with respect to the operating company’s earnings and profits over the operating company’s common shareholders, but would typically be subordinated to other classes of the operating company’s debt. Typically a preferred share has a rating that is slightly below that of its corresponding operating company’s senior debt securities.

The market values of trust preferred securities may be more volatile than those of conventional debt securities. Trust preferred securities may be issued in reliance on Rule 144A under the 1933 Act, and would then be restricted securities, which may be sold only either pursuant to an effective registration statement or an exemption from the 1933 Act. Although Trust Preferred Securities may be readily marketable, there can be no assurance as to the liquidity of trust preferred securities and the ability of holders of trust preferred securities, such as the Fund, to sell their holdings.

U.S. Government Obligations (All Funds)

            Each Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.  Examples of the types of U.S. Government obligations that may be held by a Fund include, in addition to U.S. Treasury bonds, notes and bills, the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association (“Fannie Mae”), General Services Administration, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks and Maritime Administration.  Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of Fannie Mae, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, such as those of Freddie Mac, are supported only by the credit of the instrumentality.  No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Such investments are further described under the caption “Mortgage Related Securities.”

Variable and Floating Rate Instruments (Westcore Bond Funds)

These Funds may purchase variable and floating rate demand instruments, including variable amount master demand notes, issued by corporations, industrial development authorities and governmental entities.  The Advisor will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such obligations and, if the obligation is subject to a demand feature, will monitor the issuer’s financial ability to meet payment on demand.

Variable and floating rate demand instruments acquired by a Fund may include participations in Tax-Exempt Obligations purchased from and owned by financial institutions, primarily banks.  Participation interests provide a Fund with a specified undivided interest (up to one hundred percent) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the participation interest from the institution upon a specified number of days’ notice, not to exceed thirty days.  Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank that the Advisor has determined meets the prescribed quality standards for the Fund.  The bank typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

While there may be no active secondary market with respect to a particular variable or floating rate instrument purchased by the Funds, the Funds may, from time to time as specified in the instrument, demand payment in full of the principal or may resell the instrument to a third party.  The absence of an active secondary market, however, could make it difficult for a Fund to dispose of an instrument if the issuer defaulted on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss.  Variable and floating rate instruments with no active secondary market will be included in the calculation of a Fund’s illiquid assets.

When-Issued Purchases and Forward Commitments (All Funds)

The Funds may purchase or sell securities on a “when-issued” or “forward commitment” basis which involves a commitment by the Funds to purchase or sell particular securities with payment and delivery taking place at a future date.  Settlements in the ordinary course of business, which may take substantially more than three business days for non-U.S. securities, are not treated by the Funds as when-issued or forward commitment transactions, even though some of the risks described may be present in such transactions.  These transactions permit the Funds to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates.  The Funds would bear the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the delivery occurs.  Because the Funds is required to hold and maintain in a segregated account until the settlement date cash, U.S. Government securities or liquid assets, in an amount sufficient to meet the purchase price, the Funds’ liquidity and ability to manage its portfolio might be affected during periods in which its commitments exceed 25% of the value of its assets.  The Funds does not intend to engage in when-issued purchases and forward commitments for speculative purposes.

When a Fund agrees to purchase securities on a when-issued basis or enters into a forward commitment to purchase securities, its custodian will set aside cash or certain liquid high-grade debt obligations equal to the amount of the purchase or the commitment in a separate account.  Normally, the Advisor will instruct the custodian to set aside U.S. Government securities or liquid assets to meet this requirement.  The market value of the separate account will be monitored and in the event of a decline, the Fund will be required to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund’s commitments.  In the case of a forward commitment to sell portfolio securities, the Fund’s custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding.

The Funds will enter into these transactions only with the intention of completing them and actually purchasing or selling the securities involved.  However, if deemed advisable as a matter of investment strategy, the Funds may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Funds on the settlement date.  In these cases the Funds may realize a capital gain or loss.

When the Funds engage in when-issued and forward commitment transactions, it relies on the other party to consummate the trade.  Failure of the other party to do so may result in the Funds’ incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The value of the securities underlying a when-issued or forward commitment transaction, and any subsequent fluctuations in their value, are taken into account when determining the Funds’ net asset value starting on the day the Funds agree to purchase the securities.  The Funds do not earn interest on the securities until they are paid for and delivered on the settlement date.  When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in a Fund’s assets, and fluctuations in the value of the underlying securities are not reflected in a Fund’s net asset value as long as the commitment remains in effect.

Zero Coupon and Pay-In-Kind Securities (Westcore Bond Funds)

Zero coupon bonds (which do not pay interest until maturity) and pay-in-kind securities (which pay interest in the form of additional securities) may be considered more speculative than other securities and may fluctuate more in value than securities which pay income periodically and in cash. In addition, although a Fund receives no periodic cash payments from such investments, applicable tax rules require the Fund to accrue and pay out its income from such securities annually as income dividends and require stockholders to pay tax on such dividends (except if such dividends qualify as exempt-interest dividends).

Special Considerations Regarding Investments in Colorado Obligations (Westcore Colorado Tax‑Exempt Fund)

The concentration of the Westcore Colorado Tax-Exempt Fund in securities generally issued by governmental units of only one state exposes the Westcore Colorado Tax-Exempt Fund to risks greater than those of a more diversified portfolio holding securities issued by governmental units of different states and different regions of the country.

The Westcore Colorado Tax-Exempt Fund believes the information summarized below describes some of the more significant factors and current developments relating to securities of (i) the State of Colorado (the “State”) or (ii) municipalities or other political subdivisions or instrumentalities of the State of Colorado which rely, in whole or in part, on ad valorem real property taxes and other general funds of such municipalities or political subdivisions. The sources of such information include the official publications of the State, including the March 2011 Economic and Fiscal Review dated March 11, 2011, from Office of State Planning and Budgeting (the “2011 Economic Report”) and the Colorado 2010 Annual Financial Report, as well as other publicly available documents. The Westcore Colorado Tax-Exempt Fund has not independently verified any of the information contained in such publications and documents, but is not aware of any facts that would render such information inaccurate.

 Economic Factors.  Based on data published in the 2011 Economic Report, the Colorado economy is expected to continue to grow modestly, as it continues to struggle with the economic downturn.  Relatively strong growth in revenue in Fiscal Year 2011-12 is expected to mostly be a one-time bounce.  There is heightened risk that more unfavorable economic conditions could develop, especially due to the rise in food and energy prices, natural disasters and geopolitical events whose impact on the global economy is not yet ascertainable.

            Employment. The employment situation at both the national and State level continues to be a significant economic concern as the nation continues its slow recovery out of the recession.  The 2011 Economic Report projects a national unemployment rate of 9.0% in 2011 and 8.7% in 2011. The unemployment rate in Colorado is forecast at 9.2% for 2011 and 8.9% in 2012.  As the economy continues its modest growth, the Colorado Office of State Planning and Budgeting reports that more Coloradans will reenter the labor market, causing the labor force to grow again, which is expected to keep the unemployment rate elevated over the next few years.  The 2011 Economic Report also notes that the industries most affected by boom and bust, most notably construction and financial activities, continue to lose jobs, while other industries are posting modest growth.  Mining and health care sectors also posted notably stronger job gains over the past year.

            Inflation.   The 2011 Economic Report projects 3.6% annual inflation in Colorado during 2011, and notes that the cost of imported goods is also rising, adding to the building price pressures for Colorado consumers and businesses.

            Wages and Income.  In Colorado, the third quarter of 2010 was the fifth consecutive quarterly personal income increase since early 2009.  The 2011 Economic Report notes that, as Colorado continues to experience consistent job growth, personal income should continue to grow, albeit modestly.

            Industrial Sectors.  Despite increasing in 2010, housing permits issued in Colorado remain at very low levels.  The number of housing permits is expected to increase at a modest rate through 2013, with much of the growth fueled by multi-housing permits.  The 2011 Economic Report observes that exports of Colorado goods to rapidly growing economies in Asia grew 25.1%, reflecting Colorado’s comparative advantage in producing more advanced technological products, such as electric and industrial machinery, aerospace-related equipment and medical equipment.

Restrictions on Appropriation and Revenues. A constitutional amendment approved by Colorado voters in 1992 (the Taxpayers Bill of Rights or “TABOR”) limits the State’s revenue growth in a given fiscal year (July 1 to June 30) to the sum of inflation plus population growth in the preceding calendar year.  Under TABOR, revenue collected above this limit must be returned to taxpayers, unless voters decide the State can retain the revenue.

In November 2005, Colorado voters approved Referendum C, which allowed the State to retain all revenue through fiscal year 2009-10.  Beginning in fiscal year 2010-11, the amount of revenue that the State may retain is computed by multiplying the revenue limit between fiscal year 2005-06 and fiscal year 2009-10 associated with the highest TABOR revenue year during that same period by the allowable TABOR growth rates for each subsequent year. The Office of State Planning and Budgeting does not project that any refunds will be required during the forecast period.

TABOR also limits the legislature’s ability to raise taxes, to borrow money, and to increase spending limits.  With the exception of a declared emergency, taxes can only be raised by a vote of the people at the annual election.  Multiple year borrowings can only be undertaken after approval by a similar vote.  These limitations apply to the State as a whole, not to individual funds, departments, or agencies of the State.  Government run businesses accounted for as enterprise funds that have the authority to issue bonded debt and that receive less than ten percent of annual revenues from State and local governments are exempted from the TABOR revenue limits.  TABOR further requires the State and each local government to reserve three percent of fiscal year nonexempt revenues for emergencies.

General Fund Revenues.  The 2011 Economic Report notes that, for Fiscal Year 2010-11, the Colorado General Fund is recovering at a rate faster than expected, and that growth is occurring after two successive years of declining revenue.  A rebound in individual income and sales taxes, which comprise over 90% of revenue to the General Fund, are the largest drivers of the turnaround.  Total General Fund revenue is expected to increase by $528.7 million, or 8.2%, in Fiscal Year 2010-11.

“Cash Fund” Revenue. “Cash fund” revenues, as opposed to General Fund revenues, are collected and earmarked for specific purposes.  According to the 2011 Economic Report, cash fund revenues in fiscal year 2010-11 are forecast to total $2.4 billion, which represents an increase of 14.2% over fiscal year 2009-10 collections.  Fiscal year 2011-12 cash fund revenue is expected to increase $181.0 million, a 7.6% increase over fiscal year 2010-11.  Much of the forecast growth in cash fund revenue collections is concentrated in the hospital provided fee and severance tax revenue categories.

Debt.  Under its constitution, the State is not permitted to issue general obligation bonds secured by the full faith and credit of the State. However, certain agencies and instrumentalities of the State are authorized to issue bonds secured by revenues from specific projects and activities. The State enters into certain lease transactions that are subject to annual renewal at the option of the State. In addition, the State is authorized to issue short-term revenue anticipation notes. Local government units in the State are also authorized to incur indebtedness. The major source of financing for such local government indebtedness is an ad valorem property tax. In addition, in order to finance public projects, local governments in the State can issue revenue bonds payable from the revenues of a utility or enterprise or from the proceeds of an excise tax, or assessment bonds payable from special assessments. Colorado local governments can also finance public projects through leases that are subject to annual appropriation at the option of the local government. Local governments in Colorado also issue tax anticipation notes. TABOR requires prior voter approval for the creation of any multiple fiscal year debt or other financial obligation whatsoever, except for refundings at a lower rate or obligations of an enterprise.

Economic conditions in the State may have continuing effects on other governmental units within the State (including local government issuers of the Colorado obligations in the Fund), which, to varying degrees, have also experienced or may experience reduced revenues as a result of recessionary conditions and other factors.

PORTFOLIO TURNOVER & BROKERAGE

            The Advisor serves as the investment adviser to the Funds pursuant to an investment advisory agreement (the “Advisory Agreement”).

            Subject to the general supervision of the Trust’s Board of Trustees (the “Board”) and the provisions of the Trust’s Advisory Agreement relating to the Funds, the Advisor makes decisions with respect to and places orders for all purchases and sales of portfolio securities for the Funds.  The Advisor is also responsible for selecting brokers to affect these transactions and the resulting portfolio turnover.

PORTFOLIO TURNOVER

The annualized portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities.  The calculation excludes all securities, including options, that have maturities or expiration dates at the time of acquisition of one year or less.  Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Funds to receive favorable tax treatment.  Portfolio turnover will not be a limiting factor in making portfolio decisions, and each Fund may engage in short-term trading to achieve its investment objective. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs.  High portfolio turnover may result in the realization of substantial net capital gains.

The Funds’ portfolio turnover rates will vary over time, and could exceed 100%, based on certain market conditions.  The Westcore Select Fund and Westcore Micro-Cap Opportunity Fund had an annualized portfolio turnover rate over 100% for the fiscal year ended December 31, 2010.  Any significant variation in the Funds’ portfolio turnover rates over the last two recently completed fiscal years was due generally to changes in market conditions.

BROKERAGE COMMISSIONS

            The Advisory Agreement for the Funds provides that the Advisor will seek to obtain the best overall terms available in executing portfolio transactions and selecting brokers or dealers.  In assessing the best overall terms available for any transaction, the Advisor will consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.  In addition, the Advisory Agreement authorizes the Advisor to cause any of the Funds to pay a broker-dealer that furnishes “eligible” brokerage and research services under Section 28(e) of the Securities Exchange Act of 1934, as amended (“Research”), a higher commission than that charged by another broker-dealer for effecting the same transaction, provided that the Advisor in good faith determines that the commission is reasonable in relation to the value of the brokerage and/or research service provided (“Research Arrangement”).

Research Arrangements generally can be categorized as either “proprietary” or “third party.” When the broker-dealer that executes a trade also provides the Advisor with internally generated research in exchange for one bundled per share commission price that Research Arrangement is referred to as “proprietary.” In a “third party” Research Arrangement, the executing broker provides independent Research generated by a third party in exchange for commission dollars.

Transactions on U.S. and international stock exchanges and equity securities traded over-the-counter involve the payment of negotiated brokerage commissions.  The Advisor negotiates standard commission rates used for executing equity trades that are on a per share basis.  The cost of transactions executed on international stock exchanges are generally based on a percentage of the principal traded and may vary based on the market in which the security is traded. Typically, all of the commissions paid for executing equity trades on behalf of the Funds include a Research Arrangement. Denver Investments estimates that approximately 1/4 to 1/2 of the commission paid for trades where Denver Investments receives proprietary Research is for the cost of execution, with the balance attributable to the Research received. “Third party” Research involves the executing broker providing the independent Research generated by a third party in exchange for commission dollars. In these cases, Denver Investments negotiates the execution cost with the executing broker. Denver Investments estimates that approximately 1/10 to 1/4 of the commission paid is for the cost of execution, with the balance attributable to the Research received.

To constitute eligible “research services” such services must qualify as “advice,” “analyses” or “reports.”  To determine that a service constitutes research services, the Advisor must conclude that it reflects the “expression of reasoning or knowledge” relating to the value of securities, advisability of effecting transactions in securities or analyses, or reports concerning issuers, securities, economic factors, investment strategies, or the performance of accounts.  To constitute eligible “brokerage services” such services must effect securities transactions and functions incidental thereto, and include clearance, settlement, and the related custody services.  Additionally, brokerage services have been interpreted to include services relating to the execution of securities transactions. The Advisor may determine that a service has a mixed use (i.e., the service constitutes both a permissible research or brokerage service and an ineligible service).  When this occurs, the Advisor will reasonably allocate the cost of the service according to its use, so that the portion that assists in eligible research and brokerage services is obtained using portfolio commissions from the Funds, and the portion or specific component which provides other assistance (for example, administrative or non-research assistance) is paid for by the Advisor.

            Many over-the-counter issues, including corporate debt and government securities, may be traded without stated commissions, but the price includes an undisclosed commission or mark-up.  Securities purchased and sold by the Funds may be traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument.  Transactions in the over-the-counter market may be principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions.  With respect to over-the-counter transactions, the Advisor will normally deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution terms are available elsewhere or as described below.  The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down.

            The Funds may participate, if and when practical, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group.  A Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in the Fund’s interests.

During the fiscal years ended December 31, 2010, 2009, and 2008, the Funds paid the following amounts in brokerage commissions:

Brokerage Commissions Paid

	Fiscal Year Ended, December 31, 2010	Fiscal Year Ended, December 31, 2009	Fiscal Year Ended December 31, 2008
Westcore Growth Fund	$210,767	$287,174	$775,574
Westcore MIDCO Growth Fund	309,174	386,741	547,860
Westcore Select Fund	802,856	306,320	238,511
Westcore Blue Chip Fund	41,392	30,013	37,167
Westcore Mid-Cap Value Fund	58,098	50,678	112,917
Westcore Small-Cap Opportunity Fund	101,806	46,033	58,270
Westcore Small-Cap Value Fund	465,048	397,009	470,003
Westcore Micro-Cap Opportunity Fund	15,928	13,682	8,679
Westcore International Small-Cap Fund	85,981	65,238	102,149
Westcore Flexible Income Fund	4,819	2,490	37,662
Westcore Plus Bond Fund	11,542	2,014	2,193
Aggregate Commissions	$2,107,411	$1,587,392	$2,930,985

            For the same periods, the Westcore Colorado Tax-Exempt Fund did not pay any brokerage commissions.  During the fiscal years ended December 31, 2010, December 31, 2009, and December 31, 2008, no brokerage commissions were paid by any Funds to an affiliated broker of the Trust.

            During the past fiscal years ended December 31, 2010 and December 31, 2009, the Advisor caused the Funds to enter into brokerage transactions through a broker that involved Third Party Research Arrangements in the amounts set forth below.

	Fiscal Year Ended December 31, 2010		Fiscal Year Ended December 31, 2009
	Principal Amount	Commissions	Principal Amount	Commissions
Westcore Growth Fund	$137,602,903	$120,574	$108,993,529	$113,979
Westcore MIDCO Growth Fund	132,415,359	174,660	138,338,669	213,285
Westcore Select Fund	526,014,809	588,263	105,563,772	179,040
Westcore Blue Chip Fund	16,329,634	21,490	13,975,395	21,718
Westcore Mid-Cap Value Fund	24,858,003	36,230	17,437,146	34,508
Westcore Small-Cap Opportunity Fund	29,182,437	61,546	15,259,257	34,678
Westcore Small-Cap Value Fund	152,848,917	277,858	108,323,958	271,761
Westcore Micro-Cap Opportunity Fund	4,691,051	15,928	3,947,849	13,682
Westcore International Small-Cap Fund	0	0	0	0
Westcore Flexible Income Fund	581,248	4,221	593,847	2,490
Westcore Plus Bond Fund	151,662	9,942	471,164	2,014

Supplemental research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable by the Funds.  The Board will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits received by the Funds.  It is possible that certain eligible brokerage and research services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised by the Advisor.  Conversely, a Fund may be the primary beneficiary of the eligible brokerage and research services received as a result of portfolio transactions effected for such other account or investment company.

            The Funds may from time to time purchase securities issued by the Trust’s regular broker/dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies.  As of December 31, 2010, the following Funds held securities of the Trust’s regular broker/dealers (or their parents) that derive more than 15% of their gross revenues from securities-related activities as listed below:

	J.P. Morgan Chase & Co.	Wachovia Corp.
Equity Growth Funds
Westcore Growth Fund	$2,433,254	--

Equity Value Funds
Westcore Blue Chip Fund	$1,009,596	--

Bond Funds
Westcore Plus Bond Fund	--	$15,567,034

As of December 31, 2010, the Westcore MIDCO Growth Fund, the Westcore International Small-Cap Fund, the Westcore Select Fund, the Westcore Mid-Cap Value Fund, the Westcore Small-Cap Opportunity Fund, the Westcore Small-Cap Value Fund, the Westcore Micro-Cap Opportunity Fund, the Westcore Flexible Income Fund, and the Westcore Colorado Tax-Exempt Fund did not hold securities of the Trust’s regular broker/dealers (or their parents) that derive more than 15% of their gross revenues from securities-related activities. Portfolio securities will not be purchased from or sold to (and savings deposits will not be made in and repurchase and reverse repurchase agreements will not be entered into with) the Advisor, ADI or an affiliated person (as the term is defined in the 1940 Act) acting as principal, except to the extent permitted by the SEC.  The Advisor will not enter into agreements, express or implied, with brokerage firms pursuant to which it would select a firm for execution as a means of remuneration for recommending us as an investment adviser, nor in connection with the distribution of mutual funds advised or sub-advised by the Advisor. However, portfolio transactions may be executed through broker-dealers that have made such a recommendation, if otherwise consistent with seeking the best overall terms available in executing portfolio transactions.  In addition, the Tax-Exempt Fund will not purchase securities during the existence of any underwriting group or related selling group of which ADI, the Advisor or any affiliated person of any of them, is a member, except to the extent permitted by the SEC.

            Investment decisions for each Fund are made independently from those for the other Funds.  However, the Advisor manages other accounts in a similar investment style and these accounts frequently invest in the same securities as the Funds.  When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another account, the Advisor may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other accounts in executing transactions.  In instances where the purchase or sale order for a single security cannot be aggregated across all clients, the Advisor maintains aggregation and allocation policies and procedures that the Advisor believes to be fair and equitable to all over the long term.  In some instances, this may adversely affect the price paid or received by a Fund or the size of the position obtained by or disposed of by the Fund.

NET ASSET VALUE

The net asset value per share of each Fund is calculated as set forth in the Prospectus and is calculated separately from the net asset value of the other Funds.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares in the Funds are sold on a continuous basis by ADI.

Shares of all Westcore Funds may be exchanged for shares of all other Westcore Funds.

The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange (“NYSE”) is stopped at a time other than 4:00 p.m. Eastern Time.  The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were initially processed at a net asset value that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing net asset value.  In addition, each Fund may compute its net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

Each Fund may redeem shares involuntarily if it appears appropriate to do so in light of its responsibilities under the 1940 Act or to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder that is applicable to Fund shares as provided in the Fund’s Prospectus from time to time.

The Trust has filed an election pursuant to Rule 18f-1 under the 1940 Act which provides that each portfolio of the Trust is obligated to redeem shares solely in cash up to $250,000 or 1% of such portfolio’s net asset value, whichever is less, for any one shareholder within a 90-day period.  Any redemption beyond this amount may be made in proceeds other than cash. Shareholders who receive a redemption in kind may incur additional costs when they convert the securities or property received to cash and may receive less than the redemption value of their shares, particularly where the securities are sold prior to maturity.

On a business day when the NYSE closes early due to a partial holiday or otherwise, the Trust will advance the time at which purchase and redemption orders must be received in order to be processed on that business day. The Trust may suspend the right of redemption or postpone the date of payment for shares for more than seven days during any period when (a) trading in the markets the Funds normally utilize is restricted, or an emergency, as determined by the rules and regulation of the SEC exists making disposal of a Fund’s investments or determination of its net asset value not reasonably practicable; (b) the NYSE is closed (other than customary weekend and holiday closings); or (c) the SEC by order has permitted such suspension.

The Trust has authorized one or more brokers to receive, on behalf of the Trust, purchase and redemption orders.  Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust’s behalf.  The Trust will be deemed to have received a purchase or redemption order when an authorized financial intermediary or, if applicable, a financial intermediary’s authorized designee, received the order.  Customers’ orders will be priced at the Fund’s net asset value computed after they are received by an authorized financial intermediary or the financial intermediary’s authorized designee.

Shares purchased by financial intermediaries on behalf of their customers will normally be held of record by the financial intermediaries and beneficial ownership of shares will be recorded by the financial intermediaries and reflected in the account statements provided to its customers.  Depending on the terms of the arrangement between a particular financial intermediaries and the Trust’s transfer agent, confirmations of share purchases and redemptions and pertinent account statements will either be sent by the Trust’s transfer agent directly to a customer with a copy to the financial intermediaries, or will be furnished directly to the customer by the financial intermediaries.  Other procedures for the purchase of shares established by financial intermediaries in connection with the requirements of their customer accounts may apply.  Customers wishing to purchase shares through their financial intermediaries should contact such entities directly for appropriate purchase instructions.

Retirement and Education Plans – All Westcore Funds

Individual Retirement Accounts.  An Individual Retirement Account (“Traditional IRA”) is available under the Trust for individuals who have earned income (including earned income from self-employment) and their non-working spouses (for married couples filing jointly), who wish to use shares of the Funds as a funding medium to save for retirement.  Except for rollover contributions, an individual who has attained, or will attain, age 70 1/2 before the end of the taxable year may only contribute to the Traditional IRA for his or her nonworking spouse who is under age 70 1/2.  Traditional IRA contributions may be either deductible or nondeductible, depending on whether the individual and/or the individual’s spouse, if any, is a participant in a qualified plan and, if so, his or her income.  Earnings on amounts contributed to a Traditional IRA are not subject to federal income tax until distribution (with certain exceptions).  Distributions are included in gross income, except to the extent of any nondeductible contributions.  Distribution of an individual’s Traditional IRA assets before the individual attains age 59 1/2 will (with certain exceptions) result in an additional 10% tax on the amount of the distribution that is included in the individual’s gross income.

A Roth Individual Retirement Account (“Roth IRA”) is also available under the Trust for individuals who have earned income and their non-working spouses, who wish to use shares of the Funds as a funding medium to save for retirement.  A single individual with modified adjusted gross income of up to $122,000 in 2011 may contribute to a Roth IRA (for married couples filing jointly, the modified adjusted gross income limit is $179,000 in 2011).  Individuals who are married and file separate income tax returns may not contribute to a Roth IRA.  Contributions may be made after the Roth IRA owner has attained age 70 1/2, as long as the account owner or his or her spouse has earned income.  Contributions to a Roth IRA are not deductible.  “Qualified distributions” from a Roth IRA are not included in the taxpayer’s gross income and are not subject to the additional 10% early distribution tax.  To be a qualified distribution, the distribution may not be made before the end of the five year period beginning with the first tax year for which the individual made a contribution to any Roth IRA, and the distribution must be made either on or after the individual’s attainment of age 59 1/2, or due to the individual’s disability, death or qualified first-time homebuyer expenses.  A non-qualified distribution will be subject to federal income tax to the extent that the distribution and all prior distributions from the individual’s Roth IRAs, less any amounts previously included in income, exceeds his or her contributions to Roth IRAs.  A non-qualified distribution will also result in an additional 10% tax (with certain exceptions) on the amount of the distribution that is included in the individual’s gross income.

An individual may roll over, transfer or convert all or any portion of an existing Traditional IRA or Simplified Employee Pension (“SEP”) plan IRA (see below) into a Roth IRA. Starting in 2010, under the Tax Increase Prevention Act and Reconciliation Act of 2005, the opportunity to convert to a Roth IRA is available to all individuals regardless of income.  Previously, a conversion was only available to the individuals with modified adjusted gross income (or the modified adjusted gross income of a married couple, filing jointly) of less than $100,000, or the individuals who were married and were filing separate tax returns. The balance in the individual’s Traditional IRA at the time of conversion will be treated as a distribution for income tax purposes and is includible in the individual’s gross income (except to the extent of any nondeductible Traditional IRA contributions).  The 10% additional tax will not apply.

Except for amounts converted to a Roth IRA and rollovers, the total annual contributions to an individual’s Traditional and Roth IRAs may not exceed the lesser of $5,000 in 2011 or 100% of the combined income of the individual and his or her spouse, if any (subject to certain adjustments).  Factors discussed above may further reduce an individual’s contribution limit.  An individual who has attained age 50 (or who will attain age 50 before the end of the year) may also make an annual “catch-up” contribution of up to $1,000 in 2011.

The Trust also permits any employer (including self-employed individuals) to make contributions to employee Traditional IRAs, if the employer establishes a SEP plan or a Salary Reduction Simplified Employee Pension (“SARSEP”) plan, a type of a SEP that was established prior to January 1, 1997 and permits employee pre-tax contributions (subject to certain requirements).    SEPs and SARSEPs permit discretionary employer contributions to employee Traditional IRAs (employees who have not met certain eligibility criteria may be excluded).  Employer contributions must bear a uniform relationship to each employee’s compensation (subject to certain limits).  SEP and SARSEP contributions may be made even after an individual has attained age 70 1/2, provided that the individual is an employee.  SEP and SARSEP contributions (subject to certain limits) are deductible to the employer in the year when they are made, but are not taxable to the employee until distribution.  Distributions for SEPs and SARSEPs are subject to the distribution rules that apply to Traditional IRAs.

Education Savings Accounts.  A Coverdell Education Savings Account (“Coverdell ESA”) is available under the Trust for individuals who wish to use shares of the Funds as a funding medium to save for a child’s education.  A single individual with modified adjusted gross income of up to $110,000 may contribute to a Coverdell ESA for the benefit of a child who has not attained the age of 18 (for married couples filing jointly, the modified adjusted gross income limit is $220,000).  Contributions to all Coverdell ESAs for the benefit of a single child in any year are limited to $2,000.  Additional income-based factors may further reduce the contribution limit.  Contributions to a Coverdell ESA are not deductible.  Distributions from a Coverdell ESA for “qualified education expenses” are not subject to federal income tax.  Qualified education expenses include “qualified higher education expenses” and “qualified elementary and secondary education expenses.”  Qualified higher education expenses include post-secondary education expenses such as tuition, room and board.  Qualified elementary and secondary education expenses include kindergarten through twelfth grade education expenses such as tuition, fees, tutoring, books, supplies, room and board.  The earnings portion of distributions that are not used for qualified education expenses is included in the distributee’s gross income (with certain exceptions).  A distribution that is not used for qualified education expenses will also result in an additional 10% tax (with certain exceptions) on the amount that is included in the distributee’s gross income.  Any balance remaining in a Coverdell ESA for the benefit of a child who attains age 30 must be distributed to the child (with certain exceptions), subject to the tax consequences discussed above.

The foregoing brief descriptions are not complete or definitive explanations of the Traditional or Roth IRA, SEP, SARSEP or Coverdell ESA available for investment in the Funds.  Any person who wishes to establish an IRA, SEP or Coverdell ESA may do so by contacting an Investor Service Representative at 800.392.CORE (2673).  The complete documents and applications will be provided to existing or prospective shareholders upon request, without obligation.  The Trust recommends that investors consult their attorneys or tax advisors to determine if the retirement and education programs described herein are appropriate for their needs.

DESCRIPTION OF SHARES

Under the Trust’s Declaration of Trust, the beneficial interest in the Trust may be divided into an unlimited number of full and fractional transferable shares.  The Amended and Restated Declaration of Trust authorizes the Board to classify or reclassify any unissued shares of the Trust into one or more additional classes by setting or changing in any one or more respects, their respective designations, preferences, conversion or other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption.  Pursuant to such authority, the Board has authorized the issuance of nineteen outstanding classes of shares, consisting of twelve retail share classes and seven institutional share classes, with a retail and institutional share class for the Westcore Growth Fund, the Westcore MIDCO Growth Fund, the Westcore Blue Chip Fund, the Westcore Small Cap Opportunity Fund, the Westcore Small-Cap Value Fund, the Westcore Flexible Income Fund, and the Westcore Plus Bond Fund.  The Trustees may similarly classify or reclassify any particular class of shares into one or more series.

Each share of the Trust has no par value, represents an equal proportionate interest in a Fund, and is entitled to such dividends and distributions of the income earned on the Fund’s assets as are declared at the discretion of the Trustees.  Shares of the Funds have no preemptive rights and only such conversion or exchange rights as the Board may grant in its discretion.  When issued for payment as described in the Prospectus of a particular Fund, a Fund’s shares will be fully paid and nonassessable by the Trust.  In the event of a liquidation or dissolution of the Trust or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative net asset values of the Trust’s respective investment portfolios, of any general assets not belonging to any particular portfolio which are available for distribution.  Shareholders of a Fund are entitled to participate in the net distributable assets of the Fund on liquidation, based on the number of shares of the Fund they hold.

Shareholders of the Funds will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interests of the shareholders of a particular Fund.  In accordance with Rule 18f-3 of the 1940 Act, each class of shares shall have (i) exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement, and (ii) separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of the other class.  Rule 18f‑2 under the 1940 Act (“Rule”) provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter.  A Fund is affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund.  Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund.  However, the Rule also provides that the ratification of the appointment of the Independent Auditor, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting without regard to particular Funds.

There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees.  Shares of the Trust have noncumulative voting rights and, accordingly, the holders of more than 50% of the Trust’s outstanding shares (irrespective of class) may elect all of the Trustees.  The Amended and Restated Declaration of Trust provides that meetings of the shareholders of the Trust shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote.  Furthermore, under the 1940 Act, the Board is required to call a meeting of shareholders for the purpose of voting upon the removal of any Trustee or Trustees when requested in writing to do so by the record holders of at least 10% of the outstanding shares.  If a shareholders’ meeting is held, you will be entitled to one vote for each full share you hold and proportionate fractional votes for fractional shares you hold.

Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1% of the outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting for this purpose and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the trust or inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request.

If the Trustees elect to follow the second course above, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

After opportunity for hearing upon the objections specified in the written statement so filed, the Commission may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees.

The Amended and Restated Declaration of Trust authorizes the Board, without shareholder approval (unless otherwise required by applicable law), to:  (a) sell and convey the assets belonging to a class of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such class to be redeemed at a price that is equal to their net asset value and that may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert the assets belonging to a class of shares into money and, in connection therewith, to cause all outstanding shares of such class to be redeemed at their net asset value; or (c) combine the assets belonging to a class of shares with the assets belonging to one or more other classes of shares if the Board reasonably determines that such combination will not have a material adverse effect on the shareholders of any class participating in such combination and, in connection therewith, to cause all outstanding shares of any such class to be redeemed or converted into shares of another class of shares at their net asset value.  However, the exercise of such authority may be subject to certain restrictions under the 1940 Act.  The Board may authorize the termination of any class of shares after the assets belonging to such class have been distributed to its shareholders.

The Trustees’ decision to liquidate a portfolio may result from various factors that lead the Trustees to believe that such action would be advisable.  For example, there may be poor market conditions, the Fund may be unable to attract or retain sufficient investments or unforeseen expenses may hinder the Fund’s ability to provide competitive returns.  Liquidation of a portfolio could have negative tax consequences for a shareholder.

ADDITIONAL INFORMATION CONCERNING TAXES

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute out all, or substantially all, of its income to shareholders each year, so that the Fund itself generally will be relieved of federal income and excise taxes. If a Fund were to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. If a Fund were disqualified as a regulated investment company: (1) the Fund would be taxed at regular corporate rates without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if all dividends they received were ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction.

A four percent nondeductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income for the calendar year and at least 98.2% of their capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year and, plus any retained amount for the prior year.  For these purposes, ordinary gains and losses from the sale, exchange or other taxable disposition of the property that would be properly taken into account after October 31are treated as arising on January 1 of the following calendar year.  Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax, but there can be no guarantee that each Fund will do so.

Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year if such dividends are actually paid during January of the following year.

For the Tax-Exempt Fund to pay tax-exempt dividends for any taxable year, at least fifty percent of the aggregate value of the Fund’s assets at the close of each quarter of the Tax-Exempt Fund’s taxable year must consist of exempt-interest obligations.

Shares of the Tax-Exempt Fund generally would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code and individual retirement accounts because the recognition of taxable income on the earnings of such plans and accounts is generally deferred and, therefore, not only would the shareholder not gain any current benefit from the Fund’s dividends being tax-exempt, but such dividends would be ultimately taxable to the beneficiaries when distributed from the plan.  In addition, the Tax-Exempt Fund may not be an appropriate investment for entities that are “substantial users” of facilities financed by “private activity bonds” owned by the Fund or “related persons” thereof.  “Substantial use” is defined under U.S. Treasury Regulations to include a non-exempt person who (i) regularly uses a part of such facilities in his or her trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than five percent of the total revenues derived by all users of such facilities, (ii) occupies more than five percent of the usable area of such facilities or (iii) are persons for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired.  “Related persons” include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

The tax principles applicable to transactions in financial instruments and futures contacts and options that may be engaged in by a Fund, and investments in passive foreign investment companies (“PFICs”), are complex and, in some cases, uncertain.  Such transactions and investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax.  Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.  In addition, in the case of any shares of a PFIC in which a Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.  Such an election may result in the recognition of ordinary income or short-term capital gains, and may cause income or gains to be recognized before the corresponding receipt of cash.

The premium received by a Fund for selling a put or call option generally is not included in income at the time of receipt.  If the option expires, the premium is generally included in income of the Fund as short-term capital gain.  If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is generally short-term capital gain or loss.  If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss generally will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security.  With respect to a put or call option that is purchased by a Fund, if the option is sold any resulting gain or loss generally will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option.  If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option.  If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

Certain options, futures contracts, and forward foreign currency exchange contracts that a Fund may invest in are so-called “section 1256 contracts.”  With certain exceptions, gains or losses on section 1256 contracts generally are considered sixty percent long-term and forty percent short-term capital gains or losses (“60/40”).  Section 1256 contracts held by a Fund at the end of a taxable year (and, generally, for purposes of the four percent excise tax, on October 31 of each year) are “marked-to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss.  Investors should consult their own tax advisers in this regard.

Generally, hedging transactions undertaken by a Fund may result in “straddles” for federal income tax purposes.  The straddle rules may affect the character of gains (or losses) realized by a Fund.  In addition, losses realized by a Fund on a position that is part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized.  Because comprehensive regulations implementing the straddle rules have not been promulgated, the tax consequences to a Fund of hedging transactions are not always clear.

A Fund may make one or more of the elections available under the Code that apply to straddles.  Such elections may affect the amount, character and timing of the recognition of gains or losses from the affected straddle positions, and may operate to accelerate the recognition of gains or losses from the affected straddle positions.

The straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions.  Therefore, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a Fund that did not engage in such hedging transactions.  Investors should consult their own tax advisers in this regard.

Gains and losses attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest, dividends or other receivables, or accrues expenses or other liabilities denominated in a foreign currency, and the time the Fund collects the U.S. dollar amounts of such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss.  Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options and forward and futures contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss.  These gains or losses may increase, decrease, or eliminate the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.  Investors should consult their own tax advisors in this regard.

Income received by a Fund from foreign sources may be subject to foreign withholding taxes and other similar income taxes.  Although a Fund that pays foreign taxes generally may elect either to claim a foreign tax credit or to deduct foreign taxes in computing its taxable income, a Fund may have insufficient tax liability to fully utilize such a credit or deduction because a Fund’s taxable income is reduced by distributions to its shareholders.  However, if more than fifty percent of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to “pass-through” to its shareholders the amount of such foreign taxes paid by the Fund.  If a Fund makes this election, a shareholder would be required to include in gross income (in addition to taxable dividends actually received) the shareholder’s pro rata share of the foreign taxes paid by the Fund and would be entitled either to deduct a pro rata share of foreign taxes in computing the shareholder’s taxable income or to use it as a foreign tax credit against the shareholder’s U.S. federal income tax liability, subject to limitations.  No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit.  A shareholder’s ability to claim the foreign tax credit will be subject to various complex limitations under the Code.  In addition, the foreign tax credit may offset only ninety percent of the alternative minimum tax imposed on corporations and individuals, and foreign taxes generally may not be deducted in computing alternative minimum taxable income of a taxpayer other than a corporation.

Long-term capital gains realized on the sale of mutual fund shares are generally taxable at a maximum federal income tax rate of fifteen percent.  Qualifying dividend income also is taxable at a maximum federal income tax rate of fifteen percent.  Capital gain distributions will be taxed at a maximum federal income tax rate of fifteen percent.  The Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), included a provision regarding the taxation of distributions that directly impacts shareholders of mutual funds. The tax benefits associated with this provision generally were effective for tax years 2003 through 2008 and were then extended through 2010 by the Tax Increase Prevention Act and Reconciliation Act of 2005.  In 2010, Congress further extended these benefits through 2012 by the Tax Relief, Unemployment, Insurance Reauthorization, and Job Creation Act of 2010.  The Act reduces the tax rate assessed on certain qualified dividends to fifteen percent for most taxpayers and 5 percent for those in the lowest income tax bracket.  In addition, beginning in 2008, it reduces the qualifying dividends tax rate for taxpayers in the lowest income bracket to 0 percent.

The Funds will be required in certain cases to withhold and remit to the United States Treasury a percentage of the taxable dividends or gross sale proceeds paid to any shareholder who (i) has failed to provide a correct tax identification number, (ii) is subject to back-up withholding by the Internal Revenue Service for failure to properly include on his or her return payments of taxable interest or dividends, or (iii) has failed to certify to the Funds that he or she is not subject to back-up withholding when required to do so or that he or she is an “exempt recipient.”  The percentage required to be withheld is currently twenty-eight percent.

The foregoing discussion of federal income tax law applies only to U.S. persons (i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates).  Distributions by the Funds also may be subject to state and local taxes and their treatment under state and local income tax laws may differ from federal income tax treatment.  Distributions from a Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities may be exempt from state and local income taxes in certain states.  Shareholders should consult their tax advisers with respect to particular questions of federal, state and local taxation.  Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Funds including the likelihood that distributions to them would be subject to withholding of U.S. tax.

Additionally, since master limited partnerships generally conduct business in multiple states the Funds can be subject to income or franchise tax in each of the states in which the partnership does business.  The additional cost of preparing and filing the tax returns and paying the related taxes may adversely impact the Funds’ return on its investment in the master limited partnership.

MANAGEMENT OF THE FUNDS

Trustees and Officers

The business and affairs of the Funds are managed under the direction of the Board in accordance with the laws of the Commonwealth of Massachusetts and the Trust’s Amended and Restated Declaration of Trust. The Trustees are responsible for major decisions relating to each Fund’s objective, policies and techniques.  The Trustees also supervise the operation of the Funds by their officers and review the investment decisions of the officers although they do not actively participate on a regular basis in making such decisions.  Information pertaining to the trustees and officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act, are referred to as “Independent Trustees.” Trustees who are deemed to be interested persons of the Trust as defined in the 1940 Act are referred to as “Interested Trustees.”

Name, Address and Age[1]	Position(s) Held with The Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s)	Number of Funds in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
INTERESTED TRUSTEE
John A. DeTore, CFA[6] Age 52	Trustee	Since December 31, 2009	CEO/Founder, United Alpha, LLC (investment management firm), 2003-present CIO, GRT United Alpha, LLC (investment management), 2006-present Managing Director/Director of Strategic R&D, Putnam Investments (investment management), 1999-2000 Managing Director/Director of Quantitative Analysis & Equity Product Development, Putnam Investments (investment management), 1994-1999	12	None

INDEPENDENT TRUSTEES
Jack D. Henderson Age 83	Chairman and Trustee	Since December 12, 1985	Attorney, Jack D. Henderson, Self-Employed Attorney-at-Law, 1952 to present.	12	None
Mary K. Anstine Age 70	Trustee	Since February 22, 2006	Retired, September 2004 - Present; President/Chief Executive Officer, HealthONE Alliance (hospitals), 1994-2004; Various positions leading to Executive Vice President of First Interstate Bank of Corporation and Predecessors (banking), 1961-1994	12	Ms. Anstine is a Trustee of ALPS ETF Trust (10 funds); Financial Investors Trust (11 funds); Financial Investors Variable Insurance Trust (5 funds); and Reaves Utility Income Fund (1 fund).
Rick A. Pederson[5] Age 58	Trustee	Since February 13, 2007	Principal, The Pauls Corporation (real estate development), 2008-present Partner, Bow River Capital Partners (a private equity investment manager), 2003-present President, Foundation Properties, Inc. (a real estate investment management company), 1994-present Chairman, Ross Consulting Group (real estate advisory services), 1982-present	12	Mr. Pederson is a Trustee of ALPS ETF Trust (10 funds).

James A. Smith Age 58	Trustee	Since December 31, 2009	Private Equity Consultant, 2003-present Trustee, The Nature Conservancy (non-profit), July 2007-present Chairman, Yellow Pages Group of New Zealand (yellow pages), May 2007-May 2009 Chairman and CEO, StellarOne Corp. (software development company), 2003 Executive VP – Consumer Markets, Qwest Communications (telecommunications industry), 2001-2002 President and CEO Qwest Dex (yellow pages), 1997-2001 Various positions leading to VP with US West and affiliated and predecessor entities (telecommunications industry), 1979-1997	12	None
Douglas M. Sparks, CPA (inactive) Age 67	Trustee	Since December 31, 2009	Retired, 2000-present General Manager, Mister Remo of California, Inc. (apparel manufacturing), 1998-2000 Partner, Ernst & Young LLP (public accounting), 1981-1995 Senior Manager, Ernst & Young LLP (public accounting), 1977-1981 Staff Professional, Ernst & Young LLP (public accounting), 1968-1977	12	None

Robert L. Stamp, CPA Age 78	Trustee, Vice Chairman	Since December 12, 1985	• Retired, 1995-present • Gates Corporation (rubber manufacturer and supplier) 1967-1995 o VP of Finance and Treasurer, 1978-1985 o CFO, 1985-1995 • Financial Executive Institute (professional association), 1968-present o Director, 1981-1984 o VP, Western Area, 1983-1984 • Director Colorado Public Expenditures Council (association of businesses interested in cost effective government), 1981-1991 o Chairman, 1986-1989 • Member, US Chamber of Commercial Economic Policy Comm. (professional association), 1992-1995	12	None
Janice M. Teague, CPA Age 57	Trustee	Since February 13, 2007	• Retired, June 2003 to present • Vice President, Secretary and Assistant Secretary, Berger Financial Group, LLC (investment management), October 1996-May 2003 • Vice President, Secretary and Assistant Secretary, Berger Funds (investment management), September 1996-May 2003 • Vice President and Secretary, Berger Distributors LLC (investment management), August 1998-May 2003	12	None

Name, Address and Age[1]	Position(s) Held with The Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s)
OFFICERS
Todger Anderson, CFA Age 66 Denver Investments 1225 17th Street 26th Floor Denver, Colorado 80202	President	Since February 18, 2005

  Chairman, Denver Investments, January 2005-present; prior thereto, President and Director of Portfolio Management, Denver Investment Advisors, Inc.

  Portfolio Manager, Westcore MIDCO Growth Fund, August 1986-May 2005

  Portfolio Co-Manager, Westcore Select Fund, December 2001- May 2005

Jasper R. Frontz, CPA, CFA Age 42 Denver Investments 1225 17th Street-26th Fl. Denver, Colorado 80202	Treasurer Chief Compliance Officer	Since February 12, 1997 Since September 29, 2004

  Treasurer, November 1997-March 2011; Chief Compliance Officer
  September 2004-March 2011, Blue Chip Value Fund, Inc. (mutual fund)

  Vice President, May 2000-present, and Director of Mutual Fund Administration,
  June 1997-present, Denver Investments

  Registered Representative, ALPS Distributors, Inc., 1995- present

Patrick D. Buchanan Age 39 1290 Broadway, Suite 1100 Denver, Colorado 80203	Assistant Treasurer	Since May 21, 2008

  Senior Fund Controller, ALPS Fund, Services, Inc. since November 2007

  Director of Accounting, Madison Capital Management LLC,
  February 2005-October 2007

  Manager of Fund Accounting, Janus Capital Group,
  August 2003 to February 2005

Paul F. Leone Age 48 1290 Broadway, Suite 1100 Denver, Colorado 80203	Secretary	Since May 26, 2010

  Assistant General Counsel, ALPS Fund Services, Inc., since April 2010

  Deputy Chief Compliance Officer, Old Mutual Capital,
  October 2005 – December 2009

  General Counsel/Chief Compliance Officer, Wisconsin Capital Management,
  January 2003 – October 2005

  Senior Staff Attorney, INVESCO Funds Group, May 1997 – June 2002

1 Each trustee may be contacted by writing to the trustee, c/o Westcore Trust, 1290 Broadway, Suite 1100, Denver, Colorado 80203.

2 Each trustee holds offices for an indefinite term until the earliest of: (a) the election of his successor; (b) the date a trustee dies, resigns, or is removed, adjudged incompetent, or, having become incapacitated by illness or injury, is retired by the Board of Trustees in accordance with the Trust’s Amended and Restated Declaration of Trust; or (c) the Trust terminates.

3 The Fund Complex includes funds with a common investment adviser or an adviser which is an affiliated person. There are currently fifteen Funds in the Fund Complex, including twelve Westcore Funds, Dunham Small-Cap Value Fund, Columbia Variable Portfolio Partners Small-Cap Value Fund (formerly, RiverSource Partners Variable Portfolio Small-Cap Value Fund) and Northern Trust Multi-Manager Small-Cap Fund, which are also advised by Denver Investments.

4 Directorships of companies required to report to the SEC under the 1934 Act (i.e., “public companies”) or other investment companies registered under the 1940 Act.

5 Mr. Pederson also served as a director of ALPS Holdings, Inc., parent of ALPS Fund Services, Inc. and of ALPS Distributors, Inc., until September 30, 2005.

6 Mr. DeTore is deemed an “Interested Trustee” by virtue of having served as an officer of a division of Denver Investments until March 30, 2011.

Additional Information About the Trustees’ Qualifications and Experience

The following is a brief discussion of the specific education, experience, qualifications, or skills that led to the conclusion, as of the date of this SAI, that each person identified below should serve as a Trustee for the Trust.

Mary K. Anstine

Ms. Anstine has been an Independent Trustee of the Trust since November 30, 2006.  Currently retired, Ms. Anstine has over 30 years of financial services experience.  Most recently, she was President and CEO of HealthONE Alliance, Denver, Colorado from 1994 through 2004.  From 1964 to 1994, Ms. Anstine held positions leading up to Executive Vice President of First Interstate Bank.  She was selected to serve as a Trustee of the Trust based on her business and financial services experience.

John A. DeTore

Mr. DeTore has been an Interested Trustee of the Trust since December 31, 2009. Mr. DeTore has over 25 years of financial services experience. Currently, Mr. DeTore is the Chief Executive Officer and Founder of United Alpha LLC, CIO, GRT United Alpha, LLC, a Portfolio Manager with GRT Capital Partners LLC, an investment management firm, and an Adjunct faculty member of the Sloan School of Management, Massachusetts Institute of Technology.  Previously, he held positions at Putnam Investments for eight years and Wellington Management for seven years, primarily leading their respective quantitative research efforts. He was selected to serve as a Trustee of the Trust based on his business, academic, investment management, and financial services experience.

Jack D. Henderson

Mr. Henderson has been an Independent Trustee of the Trust since December 12, 1985. Mr. Henderson has over 50 years of business and legal experience in the financial services industry. Currently self-employed, Mr. Henderson has been an Attorney-at-Law since 1952.  He was selected to serve as a Trustee of the Trust based on his business and legal experience.

            Rick A. Pederson

Mr. Pederson has been an Independent Trustee of the Trust since February 13, 2007.  Mr. Pederson has over 25 years of experience in the real estate and financial services industry. Currently, Mr. Pederson is a Principal of The Pauls Corporation, Partner at Bow River Capital Partners, President of Foundation Properties, Inc., and Chairman of the Ross Consulting Group. He was selected to serve as a Trustee of the Trust based on his business, investment management and financial services experience.

James A. Smith

Mr. Smith has been an Independent Trustee to the Trust since December 31, 2009. Mr. Smith has over 30 years experience in business, primarily in the telecommunications industry with Qwest and its predecessor and affiliated organizations. Currently, Mr. Smith’s principal occupations include serving as a Private Equity Consultant and as a Trustee to The Nature Conservancy. He was selected to serve as a Trustee of the Trust based on his business experience.

Douglas M. Sparks

Mr. Sparks has been an Independent Trustee to the Trust since December 31, 2009.  Currently retired, Mr. Sparks has 28 years of experience in the public accounting industry, including 14 years as an audit partner with Ernst & Young LLP. He was selected to serve as a Trustee of the Trust based on his business and accounting experience.

            Robert L. Stamp

Mr. Stamp has been an Independent Trustee to the Trust since December 12, 1985.  Currently retired, Mr. Stamp has 7 years experience in the public accounting industry and over 30 years experience in business and accounting, primarily with Gates Corporation where he served the last 10 years of his career as its Chief Financial Officer. He was selected to serve as a Trustee of the Trust based on his business and accounting experience.

            Janice M. Teague

Ms. Teague has been an Independent Trustee to the Trust since February 13, 2007.  Currently retired, Ms. Teague has over 20 years of financial services experience. Ms. Teague’s business career was primarily working in the legal and fund administration services at both Berger Funds and Janus Funds, holding positions leading up to Vice President at Berger Financial Group LLC. She was selected to serve as a Trustee of the Trust based on her business, investment management, accounting, and financial industry experience.

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Funds rests with the Trustees. The Trust has engaged Denver Investments to manage the Funds on a day-to day basis. The Board is responsible for overseeing the Advisor and other service providers in the operations of the Funds in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Trust’s charter. The Board is currently composed of eight members, seven of whom are Independent Trustees. The Board meets at five regularly scheduled meetings each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As described below, the Board has established an Audit Committee, an Investment Review Committee and a Nominating and Governance Committee and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. In February 2011, the Trustees consolidated the responsibilities of the Qualified Legal Compliance Committee into the Audit Committee. Independent Trustees have also engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed Jack D. Henderson, an Independent Trustee, to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of each Board and to act as a liaison with the Advisor, other service providers, counsel and other Trustees generally between meetings.  The Chairman Trustee may also perform such other functions as may be delegated by the Board from time to time. The Board reviews matters related to its leadership structure annually. The Board has determined that the Board’s leadership structure is appropriate given the Funds’ characteristics and circumstances.  These include the Trust’s multiple series of Fund shares, each Fund’s single portfolio of assets, the Funds’ net assets and the services provided by the Funds’ service providers.

Risk oversight forms part of the Board’s general oversight of each Fund and is addressed as part of various Board and Committee activities. As part of its regular oversight of the Funds, the Board, directly or through a Committee, interacts with and reviews reports from, among others, Fund management, the Advisor, the Funds’ Chief Compliance Officer, the Funds’ legal counsel and the independent registered public accounting firm for the Funds regarding risks faced by the Funds. The Board, with the assistance of Fund management and the Advisor, reviews investment policies and risks in connection with its review of each Fund’s performance. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of each Fund's compliance program and reports to the Board regarding compliance matters for the Funds and its principal service providers. In addition, as part of the Board's periodic review of the Funds’ advisory, sub-advisory and other service provider agreements, the Board may consider risk management aspects of these service providers’ operations and the functions for which they are responsible.

Standing Board Committees

            The Board has established three committees, the Audit Committee, Investment Review Committee, and Nominating and Governance Committee.

            The Audit Committee annually considers such matters pertaining to the Trust’s books of account, financial records, internal accounting controls and changes in accounting principles or practices as the Trustees may from time to time determine.  The Committee considers the engagement and compensation of the Independent Auditors.  The Committee ensures receipt from the independent accountants of a formal written statement delineating relationships between the independent accountants and the Trust, consistent with Independence Standards Board Standard No. 1.  The Committee also meets with the independent auditors at least once each year outside the presence of management representatives to review the scope and results of the audit and typically meets quarterly or otherwise as requested by the Committee’s Chairman or the Independent Auditors.  The Audit Committee is comprised of Messrs. Henderson, Smith, Sparks (Vice Chairman) and Stamp (Chairman).  Mr. Pederson and Mses. Anstine and Teague resigned from the Audit Committee in February 2011 given their new committee responsibilities as members of the Investment Review Committee.  All of the members of the Audit Committee are Independent Trustees. The Audit Committee met four times during the fiscal year ended December 31, 2010.

 The Investment Review Committee is responsible for reviewing, in an oversight capacity, the investment activities of the Funds.  The Investment Review Committee is comprised of Messrs. DeTore and Pederson and Mses. Anstine and Teague (Chairperson).  The Investment Review Committee was established in February 2011 and therefore did not meet during the fiscal year ended December 31, 2010.

            The Legal Compliance Committee was dissolved as a result of consolidating its responsibilities into the Audit Committee in February 2011.  This Committee had been established by and among the Board for the purpose of receiving reports of evidence of Material Violations, as defined under the committee guidelines, determining whether an investigation is necessary with respect to any such report and, if deemed necessary or appropriate, investigating and recommending an appropriate response thereto.  The Legal Compliance Committee could meet as often as it deemed necessary to perform its duties and responsibilities as set forth under its guidelines.  There was one meeting of the Legal Compliance Committee during the fiscal year ended December 31, 2010 solely to review its Charter.  The Legal Compliance Committee was comprised of Messrs. Stamp, Pederson and Sparks, and Ms. Teague (Chairperson), each of whom is an Independent Trustee.

The Nominating and Governance Committee is responsible for the selection and nomination of candidates for appointment or election to serve as Trustees and in establishing, implementing and executing policies, procedures, and practices that assure orderly and effective governance of the Trust. The Nominating and Governance Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard.  The Nominating and Governance Committee is comprised of Messrs. Henderson, Smith and Stamp, and Ms. Anstine (Chairperson), each of whom is an Independent Trustee.  The Nominating and Governance Committee will consider nominees recommended by shareholders.  Recommendations should be submitted to the Committee in care of the Trust’s Secretary. The Nominating and Governance Committee met two times during the fiscal year ended December 31, 2010.

Trustee Ownership of Fund Shares

            The following table shows the dollar range of shares beneficially owned by each Trustee in the Trust as of December 31, 2010:

INTERESTED TRUSTEES

Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Funds in the Trust Overseen by Trustee
John A. DeTore	All Westcore Funds: None	None

INDEPENDENT TRUSTEES

Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Funds in the Trust Overseen by Trustee
Mary K. Anstine

Westcore MIDCO Growth Fund

    $10,001 – 50,000

Westcore Small-Cap Opportunity Fund

    $10,001 – 50,000

Westcore Plus Bond Fund

    $10,001 – 50,000

Westcore Colorado Tax-Exempt Fund

    Over $100,000

All other Funds:  None

Over $100,000

Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Funds in the Trust Overseen by Trustee
Jack D. Henderson

Westcore Growth Fund

    $10,001 - 50,000

Westcore Select Fund

    $10,001 - 50,000

Westcore International Small Cap Fund

    $10,001 - 50,000

Westcore Blue Chip Fund

    $10,001 - 50,000

Westcore Mid-Cap Value Fund

    $10,001 - 50,000

Westcore Small-Cap Value Fund

    $10,001 - 50,000

Westcore Plus Bond Fund

    $50,001 - 100,000

Westcore Colorado Tax-Exempt Fund

    $50,001 - 100,000

All other Funds:  None

Over $100,000
Rick A. Pederson

Westcore MIDCO Growth Fund

    $50,001 - 100,000

Westcore International Small-Cap Fund

    $10,001 - 50,000

Westcore Micro-Cap Opportunity Fund

    $10,001 - 50,000

Westcore Plus Bond Fund

    $10,001 - 50,000

All other Funds:  None

Over $100,000
James A. Smith	Westcore Growth Fund $10,001 - 50,000 Westcore Select Fund $10,001 – 50,000 Westcore Blue Chip Fund $10,001 - 50,000 Westcore Mid-Cap Value Fund $10,001 - 50,000 All other Funds: None	$50,001 – 100,000
Douglas M. Sparks

Westcore MIDCO Growth Fund

    $10,001 - 50,000

Westcore Select Fund

    $10,000 – 50,000

Westcore Micro-Cap Opportunity Fund

    $1 - 10,000

Westcore Small-Cap Opportunity Fund

    $1 - 10,000

Westcore International Small Cap Fund

    $10,001 - 50,000

All other Funds: None

$50,001 – 100,000
Robert L. Stamp

Westcore MIDCO Growth Fund

    $50,001 - $100,000

Westcore Select Fund

    $50,001 - 100,000

Westcore International Small Cap Fund

    $50,001 - 100,000

Westcore Plus Bond Fund

    $50,001 - 100,000

Westcore Colorado Tax-Exempt Fund

    $50,001 - 100,000

All other Funds:  None

Over $100,000

Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Funds in the Trust Overseen by Trustee
Janice M. Teague

Westcore MIDCO Growth Fund

    $10,001 – 50,000

Westcore Growth Fund

    $10,001 - 50,000

Westcore Select Fund

    $10,000 – 50,000

Westcore Blue Chip Fund

    $10,001 - 50,000

Westcore Mid-Cap Value Fund

    $10,001 - 50,000

Westcore Micro-Cap Opportunity Fund

    $10,001 - 50,000

Westcore Small-Cap Opportunity Fund

    $10,001 - 50,000

Westcore Small-Cap Value Fund

    $10,001 - 50,000

Westcore International Small Cap Fund

    $10,001 - 50,000

Westcore Flexible Income Fund

    $1 – 10,000

Westcore Plus Bond Fund

    $10,001 - 50,000

All other Funds:  None

Over $100,000

            As of March 31, 2011, the Trustees and officers of the Trust, as a group, owned 5.36% of the net assets of the Westcore Micro-Cap Opportunity Fund (retail class), 1.43% of the net assets of the Westcore Growth Fund (institutional class), 8.03% of the net assets of the Westcore MIDCO Growth Fund (institutional class), 1.07% of the net assets of the Westcore Blue Chip Fund (retail class), and 3.30% of the net assets of the Westcore Flexible Income Fund (institutional class),

            The Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of the following classes of shares:

Westcore Growth Fund retail class

            Westcore Plus Bond Fund retail and institutional class

            Westcore MIDCO Growth Fund retail class

            Westcore Mid-Cap Value Fund retail class

            Westcore Flexible Income Fund retail class

            Westcore Colorado Tax-Exempt Fund retail class

            Westcore Select Fund retail class

            Westcore International Small-Cap Fund retail class

            Westcore Small-Cap Opportunity Fund retail and institutional class

            Westcore Small-Cap Value Fund retail and institutional class

            Westcore Blue Chip Fund institutional class

Also, none of the Independent Trustees owns shares or has an equity interest in the Advisor or ALPS Distributors, Inc., the Funds’ principal underwriter.

During 2010 and 2011, the Trustees approved changes to their compensation.  Each Trustee receives an annual fee of $24,000 (previously $16,000) plus $2,500 (previously $2,000) for each Board meeting attended and $1,000 for each Committee meeting attended.  Each Trustee is reimbursed for expenses incurred in attending meetings.  The Chairman of the Board is entitled to receive an additional $4,000 per annum for services in such capacity, and the Chairman of the Audit and Investment Review Committee are each entitled to receive an additional $500 for each Committee meeting attended.  In the event a formal special meeting is necessary which is held by telephone, the meeting fee is reduced to $500 per Trustee.  Effective October 1, 2004, the Trustees appointed a Chief Compliance Officer who is also the Treasurer of the Trust and an employee of the Advisor.  The Trustees annually determine the portion of his compensation attributable for services rendered as the Trust’s Chief Compliance Officer.  The following chart provides certain information about the Trustee and Chief Compliance Officer fees paid by the Trust for the fiscal year ended December 31, 2010:

Name of Person/ Position	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Aggregate Compensation from the Fund Complex*
Jack D. Henderson, Chairman/Trustee	$41,000	--	$41,000
Mary K. Anstine, Trustee	$37,000	--	$37,000
John A. DeTore, Trustee	$35,000	--	$35,000
Rick A. Pederson, Trustee	$36,000	--	$36,000
Douglas M. Sparks, Trustee	$35,000	--	$35,000
James A. Smith, Trustee	$36,000	--	$36,000
Robert L. Stamp, Trustee	$39,000	--	$39,000
Janice M. Teague, Trustee	$34,000	--	$34,000
Jasper R. Frontz, Chief Compliance Officer	$88,704	--	$110,229**

*The Fund Complex, at the close of its fiscal year, includes funds with a common investment adviser or sub-advisor which is an affiliated person.  There were sixteen funds in the Fund Complex:  the twelve Westcore Funds currently offered to the public, the Blue Chip Value Fund, Columbia Variable Portfolio Partners Small-Cap Value Fund (formerly RiverSource Partners Variable Portfolio Small-Cap Value Fund), Dunham Small-Cap Value Fund and Northern Trust Multi-Manager Small Cap Fund, each of which is advised or sub-advised by the Advisor.

** Includes $21,525 Mr. Frontz received as Chief Compliance Officer of Blue Chip Value Fund, Inc.. Blue Chip Value Fund, Inc. was reorganized into the Westcore Blue Chip Fund on March 28, 2011.

Each Trustee is entitled to participate in the Trust’s Deferred Compensation Plan (the “Plan”).  Under the Plan, a Trustee may elect to have his deferred fees treated as if they had been invested by the Trust at a money market fund rate of return or at a rate based on the performance of the Trust shares and the amount paid to the Trustees under the Plan will be determined based upon the performance of such investments.  Deferral of Trustees’ fees will not obligate the Trust to retain the services of any Trustee or obligate a portfolio to any level of compensation to the Trustee.  The Trust may invest in underlying securities without shareholder approval.

The Advisor, of which Mr. Anderson, President of the Trust, is both a member and Chairman and Mr. Frontz, Treasurer of the Trust, is Vice President and Director of Mutual Fund Administration, receives compensation as the investment advisor and co-administrator.  ALPS Fund Services, Inc. (“ALPS”), of which Mr. Buchanan and Mr. Leone are employees, receives compensation as co-administrator, bookkeeping and pricing agent, and shareholder telephone servicing agent to the Trust and its affiliate, ADI, serves as distributor to the Trust.

Except for Mr. Frontz, no employee of ADI, ALPS or the Advisor receives any compensation from the Trust for acting as an officer or Trustee.

Shareholder and Trustee Liability

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust.  However, the Amended and Restated Declaration of Trust provides that shareholders shall not be subject to any personal liability in connection with the assets of the Trust for the acts or obligations of the Trust, and that every note, bond, contract, order or other undertaking made by the Trust shall contain a provision to the effect that the shareholders are not personally liable thereunder.  The Amended and Restated Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or some other reason.  The Amended and Restated Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon.  Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

The Amended and Restated Declaration of Trust further provides that all persons having any claim against the Trustees or the Trust shall look solely to the Trust property for payment; that no Trustee, officer or agent of the Trust shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the Trust property or the conduct of any business of the Trust; and that no Trustee shall be personally liable to any person for any action or failure to act except by reason of his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties as Trustee.  With the exception stated, the Amended and Restated Declaration of Trust provides that a Trustee is entitled to be indemnified against all liabilities and expense reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been Trustee, and that the Trustees will indemnify representatives and employees of the Trust to the same extent that Trustees are entitled to indemnification.

Investment Advisor

The Advisor serves as investment adviser to the Funds pursuant to Advisory Agreements.  In the Advisory Agreements, the Advisor has agreed to provide a continuous investment program for each Fund and to pay all expenses incurred by it in connection with its advisory activities, other than the cost of securities and other investments, including brokerage commissions and other transaction charges, if any, purchased or sold for the Funds.

The current Advisory Agreement for the Westcore Growth Fund, Westcore MIDCO Growth Fund, Westcore Select Fund, Westcore Blue Chip Fund, Westcore Mid-Cap Value Fund, Westcore Small-Cap Opportunity Fund, Westcore International Small-Cap Fund, Westcore Flexible Income Fund, Westcore Plus Bond Fund and Westcore Colorado Tax-Exempt Fund became effective on November 1, 2000.  The Advisory Agreement for the Westcore Small-Cap Value Fund became effective on December 13, 2004, and the Advisory Agreement for the Westcore Micro-Cap Opportunity Fund became effective on February 13, 2008.

The table below provides the management fee to be paid by the Funds, pursuant to the terms set forth in the advisory agreements discussed above:

Annual
Fund	Management Fee
Westcore Growth Fund	0.65%
Westcore MIDCO Growth Fund	0.65%
Westcore Select Fund	0.65%
Westcore Blue Chip Fund	0.65%
Westcore Mid-Cap Value Fund	0.75%
Westcore Small-Cap Opportunity Fund	1.00%
Westcore Small-Cap Value Fund	1.00%
Westcore Micro-Cap Opportunity Fund	1.00%
Westcore International Small-Cap Fund	1.20%
Westcore Flexible Income Fund	0.45%
Westcore Plus Bond Fund	0.45%
Westcore Colorado Tax-Exempt Fund	0.50%

The Advisor and Administrators have contractually agreed to waive a portion of its management fees and/or administration fees and/or reimburse additional Trust/Fund expenses so as to limit each of the affected Funds’ Retail Total Annual Fund Operating Expenses (“Total Annual Fund Operating Expense Limits”).  The Retail Class Total Annual Fund Operating Expenses Limits are reflected as computed in the Financial Highlights Table in the Prospectus. The Total Annual Fund Operating Expense Limits are in effect from April 30, 2011 until at least April 30, 2012.  Each of the affected Fund’s Retail Class Total Annual Operating Expense Limit is provided below:

Total Annual Retail Class Fund Operating

Fund	Expense Limit
Westcore Growth Fund	1.15%
Westcore MIDCO Growth Fund	1.15%
Westcore Select Fund	1.15%
Westcore Blue Chip Fund	1.15%
Westcore Mid-Cap Value Fund	1.25%
Westcore Small-Cap Opportunity Fund	1.30%
Westcore Small-Cap Value Fund	1.30%
Westcore Micro-Cap Opportunity Fund	1.30%
Westcore International Small-Cap Fund	1.50%
Westcore Flexible Income Fund	0.85%
Westcore Plus Bond Fund	0.55%
Westcore Colorado Tax-Exempt Fund	0.65%

In addition, the Advisor has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses in the same proportion as for the Retail Class waivers/reimbursements plus reimbursing the Institutional class-specific other expenses until at least April 30, 2012.

The following table summarizes the advisory fees paid by the Funds and any advisory fee waivers for the last three fiscal periods:

Year Ended December 31, 2010

Fund Name	Gross Advisory Fees	Waiver of Fees	Reimbursement of Expenses	Net Advisory Fees
Westcore Growth Fund	$713,902	$(35,236)	$--	$678,666
Westcore MIDCO Growth Fund	813,722	(18,439)	--	795,283
Westcore Select Fund	1,097,975	-	--	1,097,975
Westcore Blue Chip Fund	233,766	(31,612)	--	202,154
Westcore Mid-Cap Value Fund	356,121	(7,530)	--	348,591
Westcore Small-Cap Opportunity Fund	430,791	(123,762)	--	307,029
Westcore Small-Cap Value Fund	2,897,968	(273,477)	--	2,624,491
Westcore Micro-Cap Opportunity Fund	19,470	(19,470)	(87,389)	(87,389)
Westcore International Small-Cap Fund	489,579	(133,774)	--	355,805
Westcore Flexible Income Fund	322,860	(88,405)	--	234,455
Westcore Plus Bond Fund	7,147,588	(4,142,817)	--	3,004,771
Westcore Colorado Tax-Exempt Fund	589,787	(294,360)	--	295,427

Year Ended December 31, 2009

Fund Name	Gross Advisory Fees	Waiver of Fees	Reimbursement of Expenses	Net Advisory Fees
Westcore Growth Fund	$813,675	$(35,084)	$--	$778,591
Westcore MIDCO Growth Fund	666,814	(21,418)	--	645,396
Westcore Select Fund	271,445	(5,881)	--	265,564
Westcore Blue Chip Fund	230,936	(53,290)	--	177,646
Westcore Mid-Cap Value Fund	331,361	(2,369)	--	328,992
Westcore Small-Cap Opportunity Fund	255,573	(118,605)	--	136,968
Westcore Small-Cap Value Fund	1,990,477	(163,317)	--	1,827,160

Fund Name	Gross Advisory Fees	Waiver of Fees	Reimbursement of Expenses	Net Advisory Fees
Westcore Micro-Cap Opportunity Fund	13,107	(13,107)	(71,418)	(71,418)
Westcore International Small-Cap Fund	298,127	(122,567)	--	175,560
Westcore Flexible Income Fund	314,887	(73,834)	--	241,053
Westcore Plus Bond Fund	5,876,572	(3,257,144)	--	2,619,428
Westcore Colorado Tax-Exempt Fund	421,864	(203,109)	--	218,755

Year Ended December 31, 2008

Fund Name	Gross Advisory Fees	Waiver of Fees	Reimbursement of Expenses	Net Advisory Fees
Westcore Growth Fund	$1,494,336	$(26,733)	--	$1,467,603
Westcore MIDCO Growth Fund	935,100	(15,472)	--	919,628
Westcore Select Fund	223,340	(19,855)	--	203,485
Westcore Blue Chip Fund	324,212	(12,081)	--	312,131
Westcore Mid-Cap Value Fund	566,427	--	--	566,427
Westcore Small-Cap Opportunity Fund	247,885	(122,462)	--	125,423
Westcore Small-Cap Value Fund	1,757,183	(155,226)	--	1,601,957
Westcore Micro-Cap Opportunity Fund*	5,519	(5,519)	(84,468)	(84,468)
Westcore International Small-Cap Fund	370,528	(142,405)	--	228,123
Westcore Flexible Income Fund	653,533	(129,378)	--	524,155
Westcore Plus Bond Fund	5,265,124	(2,869,059)	--	2,396,065
Westcore Colorado Tax-Exempt Fund	303,748	(153,009)	--	150,739

* The Westcore Micro-Cap Opportunity Fund commenced operations on June 23, 2008.

The Advisor manages other investment management accounts in addition to the Fund.  Each account managed by the Advisor has its own investment objective and policies and is managed accordingly by a particular team of portfolio managers.  As a result, from time to time two or more accounts, even if managed by the same team, may pursue divergent investment strategies with respect to investments or categories of investments.

Each Advisory Agreement is effective for its first two years and thereafter will continue in effect from year to year so long as such continuance is approved annually by a majority of the Funds’ Trustees who are not parties to the Advisory Agreement or interested persons of any such party, and by either a majority of the outstanding voting shares or the Trustees of the Funds.  The Advisory Agreement (i) may be terminated without the payment of any penalty by the Fund or the Advisor on sixty days’ written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the outstanding voting securities of such Fund.

The Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with its performance of services pursuant to the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from its reckless disregard of its duties and obligations under the Advisory Agreement.

The Advisor, as co-administrator, also provides administrative services to the Funds pursuant to an Administration Agreement and has agreed to pay all expenses incurred by it in connection with its administrative activities.

Distributor

ADI, an affiliate of ALPS (the “Distributor”), with principal offices at 1290 Broadway, Suite 1100, Denver, Colorado 80203, acts as the distributor of the Funds’ shares pursuant to a Distribution Agreement with the Trust.  Shares are sold on a continuous basis by ADI as agent of the Funds, and ADI has agreed to use its best efforts to solicit orders for the sale of Fund shares, although it is not obliged to sell any particular amount of shares.  ADI is not entitled to any compensation for its services as Distributor.  For the fiscal year ended December 31, 2010, December 31, 2009, and December 31, 2008, the Distributor received $0 in underwriting commissions with respect to all the investment portfolios offered by the Trust.

Administrators

Pursuant to an Administration Agreement, ALPS and Denver Investments serve as co-administrators to the Funds (the “Administrators”). As Administrators, they have agreed to:  assist in maintaining the Funds’ office; furnish the Funds with clerical and certain other services required by them; compile data for and prepare notices and semi-annual reports to the SEC; prepare any reports that are required by the securities, investment, tax or other laws and regulations of the United States; prepare filings with state securities commissions; coordinate federal and state tax returns; monitor each Fund’s expense accruals; monitor compliance with each Fund’s investment policies and limitations; and generally assist in each Fund’s operations.

The table below provides the administrative fee to be paid by the Funds, pursuant to the Administration Agreement discussed above:

Asset Level	Annual Administrative Fee
First $750 million in average daily net assets of the Trust	0.25%
Next $250 million in average daily net assets of the Trust	0.20%
Net assets greater than $1.0 billion in average daily net assets of the Trust	0.125%

The Annual Administration Fees are then allocated to each Fund based upon each Fund’s relative proportion of the Trust’s net assets.

In addition, ALPS is entitled to an Institutional Class minimum administration fee.  The fee is charged directly to each Institutional Class based on the class’ assets in accordance with the schedule below.

Asset Level	Annual Minimum Fee
Assets between $0 and $9,999,999	$10,000
Assets between $10 million and $19,999,999	7,500
Assets between $20 million and $29,999,999	5,000
Assets between $30 million and $39,999,999	2,500
Assets greater than $40 million	No fee

ALPS is also entitled to a minimum administration fee for the Westcore Micro-Cap Opportunity Fund in accordance with the schedule below.

Asset Level	Annual Minimum Fee
Assets between $0 and $9,999,999	$10,000
Assets between $10 million and $19,999,999	7,500
Assets between $20 million and $29,999,999	5,000
Assets greater than $30 million	No fee

The following information summarizes the actual administration fees paid by the Funds and any administration fees waived, pursuant to the fee waiver agreements as discussed earlier, for the last three years.

Fiscal Year Ended December 31, 2010

Fund Name	Gross Administration Fees	Waiver of Fees	Net Administrative Fees
Westcore Growth Fund	$194,459	--	194,459
Westcore MIDCO Growth Fund	212,412	--	212,412
Westcore Select Fund	280,962	--	280,962
Westcore Blue Chip Fund	66,216	(880)	65,336
Westcore Mid-Cap Value Fund	79,737	(309)	79,428
Westcore Small-Cap Opportunity Fund	82,122	(2,713)	79,409
Westcore Small-Cap Value Fund	485,444	(6,141)	479,303
Westcore Micro-Cap Opportunity Fund	13,268	(3,329)	9,939

Fund Name	Gross Administration Fees	Waiver of Fees	Net Administrative Fees
Westcore International Small-Cap Fund	68,198	(3,558)	64,640
Westcore Flexible Income Fund	130,455	(3,347)	127,108
Westcore Plus Bond Fund	2,663,616	(229,301)	2,434,315
Westcore Colorado Tax-Exempt Fund	197,778	(16,503)	181,275

Fiscal Year Ended December 31, 2009

Fund Name	Gross Administration Fees	Waiver of Fees	Net Administrative Fees
Westcore Growth Fund	$235,304	$--	$235,304
Westcore MIDCO Growth Fund	188,063	--	188,063
Westcore Select Fund	74,557	(224)	74,333
Westcore Blue Chip Fund	70,400	(827)	69,573
Westcore Mid-Cap Value Fund	79,346	(52)	79,294
Westcore Small-Cap Opportunity Fund	55,716	(2,511)	53,205
Westcore Small-Cap Value Fund	359,867	(3,886)	355,981
Westcore Micro-Cap Opportunity Fund	12,342	(2,804)	9,538
Westcore International Small-Cap Fund	44,453	(3,766)	40,687
Westcore Flexible Income Fund	135,860	(2,317)	133,543
Westcore Plus Bond Fund	2,346,780	(189,148)	2,157,632
Westcore Colorado Tax-Exempt Fund	151,480	(11,869)	139,611

Fiscal Year Ended December 31, 2008

Fund Name	Gross Administration Fees	Waiver of Fees	Net Administrative Fees
Westcore Growth Fund	$416,714	--	$416,714
Westcore MIDCO Growth Fund	257,273	--	257,273
Westcore Select Fund	60,098	$(843)	59,255
Westcore Blue Chip Fund	94,111	--	94,111

Fund Name	Gross Administration Fees	Waiver of Fees	Net Administrative Fees
Westcore Mid-Cap Value Fund	133,429	--	133,429
Westcore Small-Cap Opportunity Fund	53,068	(2,426)	50,642
Westcore Small-Cap Value Fund	321,131	(3,428)	317,703
Westcore Micro-Cap Opportunity Fund*	6,199	(2,892)	3,307
Westcore International Small-Cap Fund	54,575	(4,106)	50,469
Westcore Flexible Income Fund	266,297	(5,576)	260,721
Westcore Plus Bond Fund	2,081,579	(143,040)	1,938,539
Westcore Colorado Tax-Exempt Fund	108,424	(7,557)	100,867

*The Westcore Micro-Cap Opportunity Fund commenced operations on June 23, 2008.

Effective January 1, 2006, the Trust agreed to reimburse Denver Investments for a portion of the payments it makes to certain Service Organizations for providing recordkeeping and sub-accounting services to persons who own Fund shares through omnibus accounts (“Omnibus Accounts”).  The amount reimbursed by the Trust does not exceed the cost that would be incurred by the Trust if the shares held in the Omnibus Accounts were serviced directly by the Fund’s transfer agent.

To determine the reimbursement amount, the Trust’s effective cost for servicing shares directly by the Fund’s transfer agent is calculated on a semi-annual basis as follows (“Effective Rate”):

Trust Retail Class Transfer Agency Costs divided by

Trust Retail Class Assets serviced directly by Fund’s Transfer Agent

This Effective Rate is then multiplied by the Retail Class Assets in the Omnibus Accounts.  For the period January 1, 2010 through December 31, 2010, the Trust reimbursed Denver Investments $2,649,165.

CUSTODIAN, TRANSFER AGENT, AND BOOKKEEPING AND PRICING AGENT

The Bank of New York Mellon Corporation (the “Custodian”), with principal offices at One Wall Street, New York, New York 10286, serves as custodian of the assets of each of the Funds pursuant to a custody agreement (the “Custody Agreement”).  Under the Custody Agreement, the Custodian has agreed to hold the Funds’ assets in safekeeping and collect and remit the income thereon, subject to the instructions of each Fund.  The Custodian may, at its own expense, open and maintain a custody account or accounts on behalf of any Fund with other banks or trust companies, provided that the Custodian shall remain liable for the performance of all of its duties under the Custody Agreement notwithstanding any delegation.

ALPS, pursuant to a Transfer Agency Agreement, serves as Transfer Agent for each of the Funds.  As Transfer Agent, ALPS has, among other things, agreed to: (a) issue and redeem shares of the Funds; (b) make dividend and other distributions to shareholders of the Funds; (c) effect transfers of shares; (d) mail communications to shareholders of the Funds, including account statements, confirmations, and dividend and distribution notices; (e) facilitates the electronic delivery of shareholder statements and reports; and (f) maintain shareholder accounts.  Under the Transfer Agency Agreement, ALPS receives from the Trust an annual minimum fee per Fund, a fee based upon each shareholder account and is reimbursed for out-of-pocket expenses.

ALPS has also agreed, pursuant to a separate Bookkeeping and Pricing Agreement, to maintain the financial accounts and records of the Funds and to compute the net asset value and certain other financial information of the Funds.  Under the Bookkeeping and Pricing Agreement, ALPS is not liable for any error of judgment or mistake of law or for any loss suffered by the Funds, except for a loss resulting from willful misfeasance, bad faith or negligence on the part of ALPS in the performance of its duties under the Agreement.

PORTFOLIO MANAGERS

As of December 31, 2010, the following tables summarize the other investment activities of each portfolio manager, as organized around the Advisor’s investment teams.

GROWTH TEAM
	Moscatelli	Juran

Registered Inv Companies
Assets	$0	$0
# of Accounts	0	0

Performance Based
Assets	$0	$0
# of Accounts	0	0

Other Pooled Accts
Assets	$0	$0
# of Accounts	0	0

Performance Based
Assets	$0	$0
# of Accounts	0	0

Other Accts
Assets	$107,837,223	$107,837,223
# of Accounts	160*	160*

Performance Based
Assets	$0	$0
# of Accounts	0	0

Grand Totals
Assets	$107,837,223	$107,837,223
# of Accounts	160*	160*

*Total Accounts for the Growth Team includes 142 accounts within separately managed account (SMA) wrap or discretionary model accounts which Denver Investments serves as portfolio manager.

Please note that the Performance Based Assets and # of Accounts are a subset of the total amounts presented for that type of account.

MIDCO TEAM

	Chester	Begun	Bliss	Loehr	Reed	Fitzsimons

Registered Inv Companies
Assets	$0	$0	$0	$0	$0	$0
# of Accounts	0	0	0	0	0	0

Performance Based
Assets	$0	$0	$0	$0	$0	$0
# of Accounts	0	0	0	0	0	0

Other Pooled Accts
Assets	$0	$0	$0	$0	$0	$0
# of Accounts	0	0	0	0	0	0

Performance Based
Assets	$0	$0	$0	$0	$0	$0
# of Accounts	0	0	0	0	0	0

Other Accts
Assets	$711,456,601	$711,456,601	$711,456,601	$711,456,601	$711,456,601	$711,456,601
# of Accounts	16*	16*	16*	16*	16*	16*

Performance Based
Assets	$346,612,140	$346,612,140	$346,612,140	$346,612,140	$346,612,140	$346,612,140
# of Accounts	1	1	1	1	1	1

Grand Totals
Assets	$711,456,601	$711,456,601	$711,456,601	$711,456,601	$711,456,601	$711,456,601
# of Accounts	16*	16*	16*	16*	16*	16*

*Total Accounts for the MIDCO Team includes 2 accounts within separately managed account (SMA) wrap or discretionary model accounts which Denver Investments serves as portfolio manager.

Please note that the Performance Based Assets and # of Accounts are a subset of the total amounts presented for that type of account

INTERNATIONAL TEAM
	Fenley	Duhon

Registered Inv Companies
Assets	$0	$0
# of Accounts	0	0

Performance Based
Assets	$0	$0
# of Accounts	0	0

Other Pooled Accts
Assets	$22,430,418	$22,430,418
# of Accounts	1	1

Performance Based
Assets	$0	$0
# of Accounts	0	0

Other Accts
Assets	$7,943,001	$7,943,001
# of Accounts	4	4

Performance Based
Assets	$0	$0
# of Accounts	0	0

Grand Totals
Assets	$30,373,419	$30,373,419
# of Accounts	5	5

Please note that the Performance Based Assets and # of Accounts are a subset of the total amounts presented for that type of account.

VALUE TEAM
	Herrick	Adelmann	Anguilm	Dayton	Ramirez	Kuppinger	Tesseo

Registered Inv Companies
Assets	$505,041,471	$505,041,471	$505,041,471	$505,041,471	$505,041,471	$0	$0
# of Accounts	4	4	4	4	4	0	0

Performance Based
Assets	$18,068,107	$18,068,107	$18,068,107	$18,068,107	$18,068,107	$0	$0
# of Accounts	1	1	1	1	1	0	0

Other Pooled Accts
Assets	$67,166,013	$67,166,013	$67,166,013	$67,166,013	$67,166,013	$0	$0
# of Accounts	1	1	1	1	1	0	0

Performance Based
Assets	$0	$0	$0	$0	$0	$0	$0
# of Accounts	0	0	0	0	0	0	0

Other Accts
Assets	$829,002,378	$829,002,378	$829,002,378	$829,002,378	$829,002,378	$0	$0
# of Accounts	322*	322*	322*	322*	322*	0	0

Performance Based
Assets	$242,750,631	$242,750,631	$242,750,631	$242,750,631	$242,750,631	$0	$0
# of Accounts	2	2	2	2	2	0	0

Grand Totals
Assets	$1,401,209,862	$1,401,209,862	$1,401,209,862	$1,401,209,862	$1,401,209,862	$0	$0
# of Accounts	327*	327*	327*	327*	327*	0	0

* Total Accounts for Herrick, Adelmann, Anguilm, Dayton and Ramirez includes 259 accounts within separately managed account (SMA) wrap programs which Denver Investments serves as portfolio manager.

Please note that the Performance Based Assets and # of Accounts are a subset of the total amounts presented for that type of account.

FIXED-INCOME TEAM

	McKissick	Harris	Stevens	Snyder	Johnson

Registered Inv Companies
Assets	$0	$0	$0	$0	$0
# of Accounts	0	0	0	0	0

Performance Based
Assets	$0	$0	$0	$0	$0
# of Accounts	0	0	0	0	0

Other Pooled Accts
Assets	$0	$0	$0	$0	$0
# of Accounts	0	0	0	0	0

Performance Based
Assets	$0	$0	$0	$0	$0
# of Accounts	0	0	0	0	0

Other Accts
Assets	$2,171,109,047	$745,046,818	$928,349,908(1)	$0	$0
# of Accounts	32	19	26	0	8

Performance Based
Assets	$0	$0	$30,635,342	$0	$0
# of Accounts	0	0	1	0	0

Grand Totals
Assets	$2,171,109,047	$745,046,818	$928,349,908(1)	$0	$0
# of Accounts	32	19	26	0	0

(1)  Includes one or more accounts where the portfolio manager has dedicated day-to-day management responsibility with respect to only a portion of a “balanced” investment strategy account.  The dollar value of the assets disclosed here reflects the entire dollar value of each such account.

Please note that the Performance Based Assets and # of Accounts are a subset of the total amounts presented for that type of account.

Description of Material Conflicts of Interest

The Advisor has adopted policies and procedures that address potential conflicts of interest that may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account, such as conflicts relating to the allocation of limited investment opportunities, the order of executing transactions when the aggregation of the order is not possible, personal investing activities, structure of portfolio manager compensation, conflicting investment strategies and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, the Advisor believes that its policies and procedures and associated controls relating to potential material conflicts of interest involving the Funds and its other managed funds and accounts have been reasonably designed.

Westcore Funds Portfolio Manager Compensation Structure Disclosure

The Advisor is a limited liability company with “members” or “partners” as the owners of the firm. The compensation structure for partners versus employees differs such that a separate description of portfolio managers’ compensation is required for those portfolio managers who are partners and those who are not partners.

As a portfolio manager and partner of the Advisor, the primary compensation comes from a base salary and a predetermined percentage of distributed profit. Additionally, the management committee of the Advisor may award an incentive compensation bonus to partners who significantly exceed expectations over an extended period. The criteria for the incentive compensation pool, include the following factors: investment performance, growth of assets, profitability, and intangibles.  There is a composite of similarly managed accounts for each investment style at the Advisor, and each Fund is included in the appropriate composite. The investment performance criteria emphasizes pre-tax long-term (3-5 years when available) results of the composites compared against the appropriate benchmark index, which for the Fund would be the benchmark index disclosed in the Fund’s prospectus. The Advisor may also consider other peer group data in the comparison, as considered appropriate.

Non-partner portfolio manager compensation consists of a base salary, discretionary firm profit sharing and predetermined potential bonus.  A portion of the bonus is determined by the overall pre-tax performance of the investment management accounts managed by the non-partner portfolio manager (including the Fund) in comparison to the applicable benchmark index and peer group data in the same manner as described above for partners.  The remaining portion of the bonus is subjective, based primarily on the portfolio manager’s contributions to the investment process, stock selection and teamwork.

Both partner and non-partner portfolio managers can also participate in the Advisor’s defined contribution retirement plan, which includes normal matching provisions and a discretionary contribution in accordance with applicable tax regulations.

Ownership of Securities.  The table below identifies ownership in the Westcore Funds by each portfolio manager as of December 31, 2010:

Portfolio Manager	Fund	Ownership Range
Will Chester	Westcore MIDCO Growth Fund Westcore Select Fund	$500,000 – 1,000,000 $500,000 – 1,000,000
Mitch Begun	Westcore MIDCO Growth Fund Westcore Select Fund	$100,000 – 500,000 $100,000 – 500,000
Wiley Reed	Westcore MIDCO Growth Fund Westcore Select Fund	$100,000 – 500,000 $100,000 – 500,000
Adam Bliss	Westcore MIDCO Growth Fund Westcore Select Fund	$10,000 – 50,000 $10,000 – 50,000
Jeff Loehr	Westcore MIDCO Growth Fund Westcore Select Fund	$100,000 – 500,000 $100,000 – 500,000
Brian Fitzsimons	Westcore MIDCO Growth Fund Westcore Select Fund	$10,000 – 50,000 $10,000 – 50,000
Ross Moscatelli	Westcore Growth Fund	$500,000 – 1,000,000
Craig Juran	Westcore Growth Fund	$100,000 – 500,000
John Fenley	Westcore International Small-Cap Fund	$500,000 – 1,000,000
- 69 -
Jeremy Duhon	Westcore International Small-Cap Fund	$50,000 – 100,000
Kris Herrick	Westcore Blue Chip Fund Westcore Mid-Cap Value Fund Westcore Small-Cap Opportunity Fund Westcore Small-Cap Value Fund Westcore Micro-Cap Opportunity Fund	$50,000 – 100,000 $100,000 – 500,000 $50,000 – 100,000 $100,000 – 500,000 $50,000 – 100,000
Mark Adelmann	Westcore Blue Chip Fund Westcore Mid-Cap Value Fund Westcore Small-Cap Opportunity Fund Westcore Small-Cap Value Fund	$100,000 – 500,000 $100,000 – 500,000 $50,000 – 100,000 $100,000 – 500,000
Troy Dayton	Westcore Blue Chip Fund Westcore Mid-Cap Value Fund Westcore Small-Cap Opportunity Fund Westcore Small-Cap Value Fund	$50,000 – 100,000 $50,000 – 100,000 $50,000 – 100,000 $100,000 – 500,000
Derek Anguilm	Westcore Blue Chip Fund Westcore Mid-Cap Value Fund Westcore Small-Cap Opportunity Fund Westcore Small-Cap Value Fund	$50,000 – 100,000 $50,000 – 100,000 $50,000 – 100,000 $100,000 – 500,000
Lisa Ramirez	Westcore Blue Chip Fund Westcore Mid-Cap Value Fund Westcore Small-Cap Opportunity Fund Westcore Small-Cap Value Fund	$50,000 – 100,000 $50,000 – 100,000 $50,000 – 100,000 $100,000 – 500,000
Tom Stevens	Westcore Colorado Tax-Exempt Fund	$100,000 – 500,000
Ken Harris	Westcore Colorado Tax-Exempt Fund	$10,000 – 50,000
Mark McKissick	Westcore Plus Bond Fund Westcore Flexible Income Fund	$100,000 – 500,000 $100,000 – 500,000
Troy Johnson	Westcore Flexible Income Fund	$50,000 – 100,000
Lisa Snyder	Westcore Plus Bond Fund	$10,000 – 50,000
Jon Tesseo	Westcore Micro-Cap Opportunity Fund	$10,000 – 50,000
Paul Kuppinger	Westcore Micro-Cap Opportunity Fund	$100,000 – 500,000

EXPENSES

Operating expenses borne by the Funds include taxes, interest, fees and expenses of its Trustees and officers, SEC fees, state securities qualification fees, advisory fees, administrative fees, charges of the Funds’ custodian, shareholder services agent and accounting services agent, certain insurance premiums, outside auditing and legal expenses, costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders, costs of shareholder reports and meetings and any extraordinary expenses.  The Funds also pay for brokerage fees, commissions and other transaction charges (if any) in connection with the purchase and sale of portfolio securities.

DISCLOSURE OF FUND PORTFOLIO HOLDINGS

It is the Westcore Funds’ policy to publicly disclose portfolio holding information of all holdings on a monthly basis on the Funds’ website at www.westcore.com so that all investors and prospective investors have equal access to current information at the same time.  Generally the information will be posted on the Funds’ website on or around the 15th of each month and the Funds are allowed to disclose their top 10 portfolio holdings as frequently as monthly and from time to time before the complete holdings are disclosed, provided that such information is first made publicly available via the Funds’ website.  Portfolio holdings information is disclosed to the Funds’ service providers or its agents in order to carry out the Funds’ operations.  Each of the Funds’ service providers or its agents is required to keep such information confidential by agreement or by general professional fiduciary duty.  The identity of such entities is provided below:

Recipient Name	Frequency of Holdings Disclosure	Lag of Information Provided	Date of Information	Date Provided to Recipients
CapitalIQ (Market Data provider utilized by Advisor)	Daily	None	Daily	Daily
Bloomberg (Market Data provider utilized by Advisor)	Daily	None	Daily	Daily
Denver Investments (Investment Advisor and Co-Administrator)	Daily	None	Daily	Daily
SunGard Portfolio Solutions, Inc. (Accounting Systems Software utilized by Advisor)	Daily	None	Daily	Daily
Eze Castle Software, Inc. (Trade Order Management System and Compliance Monitoring System provider utilized by Advisor)	Daily	None	Daily	Daily
Factset Research Systems, Inc. (Market Data provider utilized by Advisor)	Daily	None	Daily	Daily
RiskMetrics Group (Proxy Voting provider utilized by Advisor and Funds)	Daily	None	Daily	Daily
Financial Tracking Technologies LLC (Compliance Monitoring System utilized by Advisor)	Daily	None	Daily	Daily
ALPS Fund Services, Inc. (Co-Administrator, Bookkeeping and Pricing Agent)	Daily	None	Daily	Daily
Interactive Data Pricing and Reference Data, Inc. (Pricing provider utilized by Administrator)	Daily	None	Daily	Daily
The Bank of New York Mellon Corporation (Custodian)	Daily	None	Daily	Daily
Electra Information Systems, Inc. (Asset Reconciliation provider utilized by Administrator)	Daily	None	Daily	Daily
Lipper, Inc.	Monthly	No greater than 10 days	Month-end	On or before the 10th day of each month
Global Investment Systems L.P. (Mutual Fund Accounting Systems Software utilized by ALPS)	As needed	None	Daily	As needed
Deloitte & Touche LLP (Independent Auditors)	As needed	None	As needed	As needed
Davis Graham & Stubbs LLP (Counsel to the Funds and Independent Trustees)	As needed	None	As needed	As needed

In addition to the categories of persons and names of persons described above who may receive nonpublic information, brokers executing portfolio trades on behalf of the Funds may receive nonpublic holdings information in connection with such trades.

The Advisor manages accounts in addition to the Westcore Funds as previously disclosed in the section titled “Portfolio Managers.” The Advisor has also contracted to provide certain institutional style model portfolios to third parties for a management fee. Although separate from the Funds, these accounts and model portfolios may be managed in an investment style similar to certain Westcore Funds and thus may have similar portfolio holdings, which are accessible by authorized individuals earlier than the Fund’s holdings disclosure policy.

Neither the Funds nor its Advisor shall receive any compensation or other consideration in connection with the disclosure of information about portfolio securities. Only the Funds’ President and Treasurer may authorize the disclosure of information about portfolio securities that deviates from the policy described above which will be disclosed to the Board at its next regularly scheduled meeting.  The Advisor has concluded that this policy does not present conflicts between the best interests of Westcore shareholders and the Advisor. This policy is subject to annual review by the Board.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

Deloitte & Touche LLP, with principal offices at 555 Seventeenth Street, Suite 3600, Denver, CO 80202-3942, serves as Independent Registered Public Accounting Firm for the Funds.  The Funds’ Annual Report to Shareholders for the fiscal year ended December 31, 2010 has been filed with the SEC.  The Financial Statements and Independent Registered Public Accounting Firm’s Report in such Annual Report are incorporated by reference into this SAI.  The Financial Statements and Independent Registered Public Accounting Firm’s Report thereon, in such Annual Reports have been incorporated herein by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

COUNSEL

Davis Graham & Stubbs LLP, 1550 Seventeenth Street, Suite 500, Denver, Colorado 80202, serves as counsel to the Trust and will pass upon certain legal matters relating to the Funds.

CODES OF ETHICS

The Trust, the Advisor and ADI have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act that permit investment personnel subject to their particular codes of ethics to invest in securities, including securities that may be purchased or held by the Funds, for their own accounts.  The codes of ethics are on public file with, and available from, the Securities and Exchange Commission’s Public Reference Room in Washington, D.C.

As indicated in the Prospectus, the Advisor permits investment and other personnel to purchase and sell securities for their own accounts, including securities that may be held by the Funds, in accordance with the Advisor’s policy regarding personal investing by members, officers and employees of the Advisor. The Advisor policy requires all members, officers and employees to pre-clear all transactions in securities not otherwise exempt under the policy.  In addition to pre-clearance, the policy subjects members, officers and employees of the Advisor to various trading restrictions and reporting obligations.  All reportable transactions are reviewed for compliance with the Advisor’s policy.  The provisions of the policy are administered by and subject to exceptions authorized by the Advisor.

PROXY VOTING POLICIES AND PROCEDURES

The Board has adopted the Advisor proxy voting policies and procedures, which sets forth the guidelines to be utilized by the Advisor in voting proxies for the Funds.  To execute this responsibility, the Advisor relies heavily on its subscription to RiskMetrics Group.  A summary of the Advisor proxy voting policy and procedures is attached hereto as Appendix B and is incorporated herein by reference.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge at www.westcore.com and on the SEC Internet site at www.sec.gov.

ADDITIONAL INFORMATION ON PERFORMANCE CALCULATIONS

From time to time, the yields, tax-equivalent yields, effective yields and the total return (before taxes) of a Fund may be quoted in newsletters, advertisements and other publications that may include comparisons of a Fund’s performance with the performance of various indices and investments for which reliable performance data are available and to averages, performance rankings or other information compiled by recognized mutual fund statistical services.  Performance information is generally available by calling ALPS at 800.392.CORE (2673).

Any fees charged by your Service Organization directly to your account in connection with an investment in a Fund will not be included in the Fund’s calculations of yield and/or total return.

Performance quotations of a Fund represent its past performance, and you should not consider them representative of future results.  The investment return and principal value of an investment in a Fund will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  Because performance will fluctuate, you cannot necessarily compare an investment in Fund shares with bank deposits, savings accounts and similar investment alternatives that often provide an agreed or guaranteed fixed yield for a stated period of time.

Yield Calculations – Westcore Bond Funds

The funds yield shows the rate of income a Fund earns on its investments as a percentage of its share price.  It represents the amount you would earn if you remained invested in a Fund for a year and the Fund continued to have the same yield for the year.  Yield does not include changes in NAV.  Each yield is calculated by dividing the net investment income per share (as described below) earned by a Fund during a 30-day (or one month) period by the net asset value per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference.  A Fund’s net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements.  This calculation can be expressed as follows:

                Where:                   a =          dividends and interest earned during the period.

b =      expenses accrued for the period (net of reimbursements).

c =       the average daily number of shares outstanding during the period that were entitled to receive dividends.

d =       net asset value per share on the last day of the period.

For the purpose of determining net investment income earned during the period (variable “a” in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the Fund.  Interest earned on any debt obligations held by a Fund is calculated by computing the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund.  For purposes of this calculation, it is assumed that each month contains 30 days.  The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date.  With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium.  The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

Interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity.  In the case of tax-exempt obligations that are issued with original issue discount but that have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation.  On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but that have discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

With respect to mortgage or other receivables-backed obligations that are expected to be subject to monthly payments of principal and interest (“pay downs”), (a) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period; and (b) a Fund may elect either (i) to amortize the discount and premium or the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average date is not available, or (ii) not to amortize discount or premium on the remaining security.

Undeclared earned income will be subtracted from the net asset value per share (variable “d” in the formula).  Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.

Based on the foregoing calculations, the yields of the Funds for the 30-day period ended December 31, 2010 were as follows:

Fund	30-Day Yield (with fee waivers)	30-Day Yield (without fee waivers)

Westcore Flexible Income Fund– Retail Class	5.60%	5.49%
Westcore Flexible Income Fund – Institutional Class	4.65%	2.57%
Westcore Plus Bond Fund – Retail Class	3.46%	3.20%
Westcore Plus Bond Fund – Institutional Class	3.42%	3.15%
Westcore Colorado Tax-Exempt Fund	3.56%	3.35%

“Tax-Equivalent” Yield Calculations – Westcore Colorado Tax-Exempt Fund

The Fund’s “tax-equivalent” yield shows the level of the taxable yield needed to produce an after-tax yield equivalent to the Fund’s tax-free yield.  The Fund’s tax-equivalent yield will always be higher than its yield.  It is calculated by:  (a) dividing the portion of the Fund’s yield that is exempt from both federal and Colorado state income taxes by one minus a stated combined federal and state income tax rate; (b) dividing the portion of the Fund’s yield that is exempt from federal income tax only by one minus a stated federal income tax rate, and (c) adding the figures resulting from (a) and (b) above to that portion, if any, of the Fund’s yield that is not exempt from federal income tax.

Based on the foregoing calculations, the yield and tax-equivalent yield of the Fund for the 30-day period ended December 31, 2010 (after fee waivers) were 3.56% and 5.74%, respectively, and before fee waivers were 3.35% and 5.40%, respectively.

Tax-Equivalent Yield is based upon the effective combined state and federal tax rate assumptions of 38.01% (assuming a 35.00% federal tax rate and a 4.63% Colorado tax rate and assuming the Colorado tax is deductible for calculating federal income tax liability) for the Westcore Colorado Tax-Exempt Fund.

Total Return Calculations

The average annual total return (before taxes) represents the average annual percentage change in the value of an investment in a Fund over a specified measuring period.  Average annual returns for more than one year tend to smooth out variations in a Fund’s return and are not the same as actual annual results.  Each Fund computes its average annual total return (before taxes) by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment.  This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result.  This calculation can be expressed as follows:

Where:           ERV=        ending redeemable value at the end of the period covered by computation of a hypothetical $1,000 payment made at the beginning of the period.

                        P=             hypothetical initial payment of $1,000.

                        N=            period covered by the computation, expressed in terms of years.

The aggregate total return reflects income and capital appreciation/depreciation and establishes a total percentage change in the value of an investment in a Fund over a specified measuring period.  It is computed by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment.  The formula for calculating aggregate total return is as follows:

The calculations of average annual total return (before taxes) and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period and includes all recurring fees charged by the Trust to all shareholder accounts.  The ending redeemable value (variable “ERV” in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

Based on the foregoing calculations, the average annual total return (before taxes) after fee waivers for the year ended, the five and ten year periods ended December 31, 2010 and for the periods since commencement of the Funds’ respective operations were as follows:

Fund	One Year Ended December 31, 2010	Since Inception Institutional Class Only To December 31, 2010(9)	Five Years Ended December 31, 2010	Ten Years Ended December 31, 2010	Since Inception Retail Class Only To December 31, 2010
Westcore Growth Fund – Retail Class(2)	15.26%	N/A	2.41%	1.42%	N/A
Westcore Growth Fund – Institutional Class	15.44%	(3.14%)	N/A	N/A	N/A
Westcore MIDCO Growth Fund – Retail Class(1)	30.19%	N/A	5.58%	4.83%	N/A
Westcore MIDCO Growth Fund – Institutional Class	30.27%	0.71%	N/A	N/A	N/A
Westcore Select Fund – Retail Class(6)	30.55%	N/A	10.60%	6.77%	N/A
Westcore Blue Chip Fund – Retail Class(2)	3.99%	N/A	(0.07)%	1.61%	N/A
Westcore Blue Chip Fund – Institutional Class	4.05%	(5.78%)	N/A	N/A	N/A
Westcore Mid-Cap Value Fund – Retail Class(5)	20.18%	N/A	0.82%	5.75%	N/A
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Westcore Small-Cap Opportunity Fund – Retail Class(4)	20.77%	N/A	2.25%	6.43%	N/A
Westcore Small-Cap Opportunity Fund – Institutional Class	20.84%	(2.80)	N/A	N/A	N/A
Westcore Small-Cap Value Fund – Retail Class(8)	27.03%	N/A	4.22%	N/A	4.36%
Westcore Small-Cap Value Fund – Institutional Class	27.15%	(1.75)	N/A	N/A	N/A
Westcore Micro-Cap Opportunity Fund – Retail Class(10)	33.49%	N/A	N/A	N/A	6.26%
Westcore International Small-Cap Fund – Retail Class(7)	35.25%	N/A	6.78%	5.74%	N/A
Westcore Flexible Income Fund – Retail Class(2)	12.71%	N/A	4.05%	6.18%	N/A
Westcore Flexible Income Fund – Institutional Class	12.79%	1.99%	N/A	N/A	N/A
Westcore Plus Bond Fund – Retail Class(2)	7.22%	N/A	5.33%	6.04%	N/A
Westcore Plus Bond Fund – Institutional Class	7.25%	5.52%	N/A	N/A	N/A
Westcore Colorado Tax-Exempt Fund – Retail Class(3)	1.77%	N/A	3.52%	3.84%	N/A

(1)	Commenced Operations on August 1, 1986.
(2)	Commenced Operations on June 1, 1988.
(3)	Commenced Operations on June 1, 1991.
(4)	Commenced Operations on December 28, 1993.
(5)	Commenced Operations on October 1, 1998.
(6)	Commenced Operations on October 1, 1999.
(7)	Commenced Operations on December 15, 1999.
(8)	Commenced Operations on December 13, 2004.
(9)	Commenced Operations on September 28, 2007.
(10)	Commenced Operations on June 23, 2008.

The “average annual total return (after taxes on distributions)” and “average annual total return (after taxes on distributions and redemptions)” for each Fund are included in the Prospectus.

Average annual total return (after taxes on distributions) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) that would produce that amount, assuming a redemption at the end of the period.  This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences.  This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period.  In calculating the impact of federal income taxes due on distributions, the federal income taxes rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions and long-term capital gain rate for long-term capital gain distributions).  The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date.  These tax rates may vary over the measurement period.  The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law.  The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax, and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

Average annual total return (after taxes on distributions and redemptions) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) that would produce that amount, assuming a redemption at the end of the period.  This calculation assumes a complete redemption of the investment.  This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period.  In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions and long-term capital gain rate for long-term capital gain distributions).  The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date.  These tax rates may vary over the measurement period.  The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law.  The calculation disregards the (i) effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax, and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).  In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds.  The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation.  The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term).  When the return after taxes on distributions and redemption of shares is higher than returns after taxes on distributions, it is because of realized losses.  If realized losses occur upon the sale of shares, capital loss is recorded as a tax benefit which increases returns.

The Funds may also from time to time include in advertisements, sales literature, communications to shareholders and other materials (collectively, “Materials”) a total return figure that more accurately compares a Fund’s performance with other measures of investment return.  For example, in comparing a Fund’s total return with data published by Lipper, Inc., or Morningstar, Inc., or with the performance of an index, a Fund may calculate its aggregate total return for the period of time specified in the Materials by assuming the investment of $10,000 in shares of a Fund and assuming the reinvestment of all dividends and distributions.  Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value.

The Funds may also from time to time include discussions or illustrations of the effects of compounding in Materials.  “Compounding” refers to the fact that, if dividends or other distributions on an investment in a Fund are paid in the form of additional shares of the Fund, any future income or capital appreciation of the Fund would increase the value, not only of the original investment, but also of the additional shares received through reinvestment.  As a result, the value of the investment in the Fund would increase more quickly than if dividends or other distributions had been paid in cash.

In addition, the Funds may also include in Materials discussions and/or illustrations of the potential investment goals of a prospective investor, investment management strategies, techniques, policies or investment suitability of a Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), economic conditions, the relationship between sectors of the economy and the economy as a whole, various securities markets, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury securities.  From time to time, Materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of the Advisor as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund.  The materials may also refer to or describe the types of clients the Advisor advises, and describe the Advisor’s method of operation, internal work environment, procedure and philosophy.  The Funds may also include in Materials charts, graphs or drawings that compare the investment objective, return potential, relative stability and/or growth possibilities of the Funds and/or other mutual funds, or illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, Treasury securities and shares of a Fund and/or other mutual funds.  Materials may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternatives to certificates of deposit and other financial instruments.  Such Materials may include symbols, headlines or other material that highlight or summarize the information discussed in more detail therein.  From time to time, the materials may include contests or promotions that may include the award of Fund shares as prizes, and a waiver of certain minimum amount requirements to open an account.

MISCELLANEOUS

As used in this SAI, a “majority of the outstanding shares” of a Fund or a class of shares means, with respect to the approval of an investment advisory agreement, a distribution plan or as a change in a fundamental investment policy, the lesser of (1) 67% of the shares of the particular Fund or class represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund or class are present in person or by proxy, or (2) more than 50% of the outstanding shares of such Fund or class.

As of March 31, 2011 the following shareholders owned 5% or more of the outstanding shares of the Funds.  In addition, any shareholder listed below owning 25% or more of the outstanding shares of a Fund may, for certain purposes, be deemed to control that Fund and be able to affect the outcome of certain matters presented for a vote of shareholders.

WESTCORE GROWTH FUND-Retail Class

Name and Address of Shareholder	% of Fund Held	Share Balance	Asset Balance	Type of Ownership
National Financial Services LLC For The Exclusive Benefit of Our Customers 200 Liberty Street One World Financial Center ATTN: Mutual Funds Dept, 5th Floor New York, NY 10281	43.16%	3,617,996	$48,300,246.04	Record Only
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Charles Schwab & Co. Inc. Special Account For The Exclusive Benefit Of Customers ATTN: Mutual Funds 4500 Cherry Creek Dr. S. Denver, CO 80222	23.63%	1,980,926	$26,445,365.97	Record Only
Ameritrade Inc. For the Exclusive Benefit of Our Customers P.O. Box 2226 Omaha, NE 68103	12.95%	1,085,411	$14,490,241.22	Record Only
Pershing LLC 1 Pershing Plaza Jersey, City, NJ 07399	6.78%	568,447	$7,588,766.33	Record Only

WESTCORE GROWTH FUND-Institutional Class

Name and Address of Shareholder	% of Fund Held	Share Balance	Asset Balance	Type of Ownership
Wells Fargo Bank MN NA FBO ATTN: Mutual Fund OPS P.O. Box 1533 Minneapolis, MN 55480-1533	81.61%	221,410	$2,962,469.13	Record Only
Denver Investments Retirement Plan 1225 17th Street, 26th Floor Denver, CO 80202	81.61%	221,410	$2,962,469.13	Beneficial Only
Kenneth V. Penland c/o Denver Investments 1225 17th Street, 26th Floor Denver, CO 80202	14.34%	38,904	$520,538.89	Beneficial Only (1)
Ross Moscatelli c/o Denver Investments 1225 17th Street, 26th Floor Denver, CO 80202	10.30%	27,947	$373,934.89	Beneficial Only (1)
Craig Juran c/o Denver Investments 1225 17th Street, 26th Floor Denver, CO 80202	8.48%	23,013	$307,917.95	Beneficial Only (1)
David Lansdowne c/o Denver Investments 1225 17th Street, 26th Floor Denver, CO 80202	7.06%	19,155	$256,300.29	Beneficial Only (1)
David Squire c/o Denver Investments 1225 17th Street, 26th Floor Denver, CO 80202	6.03%	16,360	$218,900.15	Beneficial Only (1)
Penland Family Living Trust P.O. Box 1451 Edwards, CO 81632	5.95%	16,143	$215,987.89	Record & Beneficial
Wells Fargo Bank N.A. Community First Foundation STP Mutual Funds P.O. Box 1533 Minneapolis, MN 55480	5.91%	16,036	$214,562.16	Record Only
Ameritrade Inc. For the Exclusive Benefit of Our Customers P.O. Box 2226 Omaha, NE 68103	5.20%	14,110	$188,797.54	Record Only

(1) Beneficial ownership exists in connection with shares held on behalf of the specified person through Denver Investments Retirement Plan, but only as to dispositive power.  All voting power rests in the hands of the plan sponsor.

WESTCORE MIDCO GROWTH FUND-Retail Class

Name and Address of Shareholder	% of Fund Held	Share Balance	Asset Balance	Type of Ownership
Charles Schwab & Co. Inc. Special Account For the Exclusive Benefit of Customers ATTN: Mutual Funds 4500 Cherry Creek Dr. S. Denver, CO 80222	49.15%	7,836,402	$57,284,098.96	Record Only
National Financial Services LLC For The Exclusive Benefit of Our Customers 200 Liberty Street One World Financial Center ATTN: Mutual Funds Dept, 5th Fl. New York, NY 10281	6.27%	999,093	$7,303,369.70	Record Only

WESTCORE MIDCO GROWTH FUND-Institutional Class

Name and Address of Shareholder	% of Fund Held	Share Balance	Asset Balance	Type of Ownership
National Financial Services LLC For The Exclusive Benefit of Our Customers 200 Liberty Street One World Financial Center ATTN: Mutual Funds Dept, 5th Fl. New York, NY 10281	58.48%	3,540,790	$25,989,397.66	Record Only
Denver Investments Retirement Plan 1225 17th Street, 26th Floor Denver, CO 80202	22.58%	1,367,002	$10,033,795.99	Beneficial Only
Wells Fargo Bank MN NA FBO Westcore MIDCO Growth ATTN: Mutual Fund OPS P.O. Box 1533 Minneapolis, MN 55480-1533	22.58%	1,367,002	$10,033,795.99	Record Only
Rocky Mountain News Guild c/o Denver Investments 1225 17th Street, 26th Floor Denver, CO 80202	20.06%	1,214,444	$8,914,021.94	Beneficial Only
Denver Mailers Union c/o Denver Investments 1225 17th Street, 26th Floor Denver, CO 80202	14.38%	870,814	$6,391,775.77	Beneficial Only
Denver c/o Typo Union Denver Investments 1225 17th Street, 26th Floor Denver, CO 80202	13.07%	791,179	$5,807,253.51	Beneficial Only
Charles Schwab & Co. Inc. Special Account For the Exclusive Benefit of Customers ATTN: Mutual Funds 4500 Cherry Creek Dr. S. Denver, CO 80222	12.75%	771,736	$5,664,540.15	Record Only

WESTCORE MIDCO GROWTH FUND-Institutional Class - (cont’d)

Name and Address of Shareholder	% of Fund Held	Share Balance	Asset Balance	Type of Ownership
Todger Anderson c/o Denver Investments 1225 17th Street, 26th Floor Denver, CO 80202	7.96%	482,212	$3,539,435.39	Beneficial Only (1)
Denver News Press c/o Denver Investments 1225 17th Street, 26th Floor Denver, CO 80202	6.91%	418,427	$3,071,255.44	Beneficial Only

(1) Beneficial ownership exists in connection with shares held on behalf of the specified person through Denver Investments Retirement Plan, but only as to dispositive power.  All voting power rests in the hands of the plan sponsor.

WESTCORE SELECT FUND

Name and Address of Shareholder	% of Fund Held	Share Balance	Asset Balance	Type of Ownership
National Financial Services For the Exclusive Benefit of Our Customers 200 Liberty Street One World Financial Center Attn: Mutual Funds Dept., 5th Floor New York, NY 10281	33.08%	8,503,867	$195,078,699.44	Record Only
Charles Schwab & Co. Inc. Special Account For The Exclusive Benefit Of Customers ATTN: Mutual Funds 4500 Cherry Creek Dr. S. Denver, CO 80222	29.67%	7,628,732	$175,003,110.73	Record Only
Pershing LLC 1 Pershing Plaza Jersey, City, NJ 07399	6.50%	1,670,606	$38,323,696.55	Record Only

WESTCORE BLUE CHIP FUND-Retail Class

Name and Address of Shareholder	% of Fund Held	Share Balance	Asset Balance	Type of Ownership
JP Morgan Chase P.O. Box 44323 Denver, CO 80201-4323	18.21%	1,980,234	$23,089,525.34	Record Only
Charles Schwab & Co. Inc. Special Account For The Exclusive Benefit Of Customers ATTN: Mutual Funds 4500 Cherry Creek Dr. S. Denver, CO 80222	8.51%	925,748	$10,794,222.68	Record Only
Ameritrade Inc. For the Exclusive Benefit of Our Customers P.O. Box 2226 Omaha, NE 68103	7.04%	764,980	$8,919,668.74	Record Only

WESTCORE BLUE CHIP FUND-Retail Class – (cont’d)

Name and Address of Shareholder	% of Fund Held	Share Balance	Asset Balance	Type of Ownership
National Financial Services For the Exclusive Benefit of Our Customers 200 Liberty Street One World Financial Center Attn: Mutual Funds Dept., 5th Floor New York, NY 10281	6.15%	668,619	$7,796,099.83	Record Only

WESTCORE BLUE CHIP FUND-Institutional Class

Name and Address of Shareholder	% of Fund Held	Share Balance	Asset Balance	Type of Ownership
Wells Fargo Bank MN NA FBO RPS Westcore Blue Chip P.O. Box 1533 Minneapolis, MN 55480-1533	53.19%	374,450	$4,358,598.16	Record Only
Denver Investments Retirement Plan 1225 17th Street, 26th Floor Denver, CO 80202	53.19%	374,450	$4,358,598.16	Beneficial Only
Oppenheimer & Co. P.O. Box 5270 Denver, CO 80217-5270	22.26%	156,705	$1,824,041.89	Record Only
John B. Chafee IRA Rollover c/o Denver Investments 1225 17th Street, 26th Floor Denver, CO 80202	22.26%	156,705	$1,824,041.89	Record & Beneficial
Bonnie McNauthton Living Trust c/o Denver Investments 1225 17th Street, 26th Floor Denver, CO 80202	18.42%	129,647	$1,509,088.75	Record & Beneficial
Jeffrey Dohse c/o Denver Investments 1225 17th Street, 26th Floor Denver, CO 80202	14.30%	100,675	$1,171,854.74	Beneficial Only (1)
H. David Lansdowne c/o Denver Investments 1225 17th Street, 26th Floor Denver, CO 80202	7.08%	49,829	$580,004.47	Beneficial Only (1)
Kenneth V. Penland c/o Denver Investments 1225 17th Street, 26th Floor Denver, CO 80202	5.20%	36,580	$425,789.86	Beneficial Only (1)

(1) Beneficial ownership exists in connection with shares held on behalf of the specified person through Denver Investments Retirement Plan, but only as to dispositive power.  All voting power rests in the hands of the plan sponsor.

WESTCORE MID-CAP VALUE FUND

Name and Address of Shareholder	% of Fund Held	Share Balance	Asset Balance	Type of Ownership
Charles Schwab & Co. Inc. Special Account For The Exclusive Benefit Of Customers ATTN: Mutual Funds 4500 Cherry Creek Dr. S. Denver, CO 80222	60.24%	1,503,968	$29,492,810.32	Record Only
National Financial Services For the Exclusive Benefit of Our Customers 200 Liberty Street One World Financial Center Attn: Mutual Funds Dept., 5th Floor New York, NY 10281	16.03%	400,205	$7,848,012.95	Record Only

WESTCORE SMALL-CAP OPPORTUNITY FUND-Retail Class

Name and Address of Shareholder	% of Fund Held	Share Balance	Asset Balance	Type of Ownership
MLPF&S For the Sole Benefit of its Customers Attn: Service Team 4800 Deer Lake Drive E, 3rd Floor Jacksonville, FL 32246	60.82%	893,877	$31,956,095.78	Record Only
SEI Private Trust Company c/o Union Bank of California Attn: Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456	6.79%	99,768	$3,566,698.56	Record Only

WESTCORE SMALL-CAP OPPORTUNITY FUND-Institutional Class

Name and Address of Shareholder	% of Fund Held	Share Balance	Asset Balance	Type of Ownership
Wells Fargo Bank NA FBO Retirement Plan Services PO Box 1533 733 Marquette Avenue, 5th Floor Minneapolis, MN 55480	48.42%	50,487	$1,812,469.12	Record Only
Denver Investments Retirement Plan 1225 17th Street, 26th Fl. Denver, CO 80202	48.42%	50,487	$1,812,469.12	Beneficial Only
Penland Family Living Trust P.O. Box 1451 Edwards, CO 81632	34.15%	35,613	$1,278,499.66	Record & Beneficial
Kenneth V. Penland c/o Denver Investments 1225 17th Street, 26th Floor Denver, CO 80202	17.77%	18,529	$665,177.31	Beneficial Only (1)
NA Bank & Co P.O. Box 2180 Tulsa, OK 74101	17.45%	18,193	$653,113.23	Record Only

(1) Beneficial ownership exists in connection with shares held on behalf of the specified person through Denver Investments Retirement Plan, but only as to dispositive power.  All voting power rests in the hands of the plan sponsor.

WESTCORE SMALL-CAP VALUE FUND-Retail class

Name and Address of Shareholder	% of Fund Held	Share Balance	Asset Balance	Type of Ownership
Charles Schwab & Co. Inc. Special Account For The Exclusive Benefit Of Customers ATTN: Mutual Funds 4500 Cherry Creek Dr. S. Denver, CO 80222	30.07%	5,647,824	$72,631,012.94	Record Only
National Financial Services For the Exclusive Benefit of Our Customers 200 Liberty Street One World Financial Center Attn: Mutual Funds Dept., 5th Floor New York, NY 10281	27.94%	5,247,148	$67,478,325.57	Record Only
MLPF&S For the Sole Benefit of its Customers Attn: Service Team 4800 Deer Lake Drive E, 3rd Floor Jacksonville, FL 32246	21.65%	4,066,464	$52,294,730.29	Record Only

WESTCORE SMALL-CAP VALUE FUND-Institutional Class

Name and Address of Shareholder	% of Fund Held	Share Balance	Asset Balance	Type of Ownership
Charles Schwab & Co. Inc. Special Account For The Exclusive Benefit Of Customers ATTN: Mutual Funds 4500 Cherry Creek Dr. S. Denver, CO 80222	39.27%	3,875,279	$49,836,091.01	Record Only
National Financial Services For the Exclusive Benefit of Our Customers 200 Liberty Street One World Financial Center Attn: Mutual Funds Dept., 5th Floor New York, NY 10281	25.82%	2,547,671	$32,763,045.66	Record Only

WESTCORE MICRO-CAP OPPORTUNITY FUND

Denver Investments Retirement Plan 1225 17th Street, 26th Fl. Denver, CO 80202	32.93%	49,453	$616,657.72	Beneficial Only
Wells Fargo Bank NA FBO Retirement Plan Services PO Box 1533 733 Marquette Avenue, 5th Floor Minneapolis, MN 55480	32.93%	49,453	$616,657.72	Record Only
Charles Schwab & Co. Inc. Special Account For The Exclusive Benefit Of Customers ATTN: Mutual Funds 4500 Cherry Creek Dr. S. Denver, CO 80222	20.21%	30,352	$378,495.40	Record Only
- 85 -
Denver Investments 1225 17th Street, 26th Fl. Denver, CO 80202	16.79%	25,207	$314,327.82	Record & Beneficial
Ameritrade Inc. For the Exclusive Benefit of Our Customers P.O. Box 2226 Omaha, NE 68103	10.17%	15,279	$190,525.23	Record Only

WESTCORE INTERNATIONAL SMALL-CAP FUND

Name and Address of Shareholder	% of Fund Held	Share Balance	Asset Balance	Type of Ownership
Charles Schwab & Co. Inc. Special Account For The Exclusive Benefit Of Customers ATTN: Mutual Funds 4500 Cherry Creek Dr. S. Denver, CO 80222	53.63%	2,895,392	$47,281,751.34	Record Only
National Financial Services For the Exclusive Benefit of Our Customers 200 Liberty Street One World Financial Center Attn: Mutual Funds Dept., 5th Floor New York, NY 10281	16.76%	904,920	$14,777,349.40	Record Only
Ameritrade Inc. For the Exclusive Benefit of Our Customers P.O. Box 2226 Omaha, NE 68103	13.37%	722,056	$11,791,174.41	Record Only

WESTCORE FLEXIBLE INCOME FUND-Retail Class

Name and Address of Shareholder	% of Fund Held	Share Balance	Asset Balance	Type of Ownership
Charles Schwab & Co. Inc. Special Account for the Exclusive Benefit Of Customers ATTN: Mutual Funds 4500 Cherry Creek Dr. S. Denver, CO 80222	44.93%	3,384,968	$37,133,103.79	Record Only
National Financial Services For the Exclusive Benefit of Our Customers 200 Liberty Street One World Financial Center Attn: Mutual Funds Dept., 5th Floor New York, NY 10281	11.84%	892,183	$9,787,252.25	Record Only
American Enterprise Investment Services P.O. Box 9446 Minneapolis, MN 55440-9446	8.56%	644,509	$5,510,548.36	Record Only

WESTCORE FLEXIBLE INCOME FUND-Institutional Class

Name and Address of Shareholder	% of Fund Held	Share Balance	Asset Balance	Type of Ownership
Wells Fargo Bank NA FBO Retirement Plan Services PO Box 1533 733 Marquette Avenue, 5th Floor Minneapolis, MN 55480	99.15%	171,121	$1,449,395.03	Record Only
- 86 -
Denver Investments Retirement Plan 1225 17th Street, 26th Fl. Denver, CO 80202	98.63%	170,216	$1,441,732.29	Beneficial Only
David Stueber c/o Denver Investments 1225 17th Street, 26th Floor Denver, CO 80202	32.06%	55,337	$468,704.03	Beneficial Only (1)
Mark McKissick c/o Denver Investments 1225 17th Street, 26th Floor Denver, CO 80202	12.27%	21,179	$179,388.21	Beneficial Only (1)
Teresa Baldwin c/o Denver Investments 1225 17th Street, 26th Floor Denver, CO 80202	6.13%	10,579	$89,603.17	Beneficial Only (1)

(1) Beneficial ownership exists in connection with shares held on behalf of the specified person through Denver Investments Retirement Plan, but only as to dispositive power.  All voting power rests in the hands of the plan sponsor.

WESTCORE PLUS BOND FUND-Retail Class

Name and Address of Shareholder	% of Fund Held	Share Balance	Asset Balance	Type of Ownership
Charles Schwab & Co. Inc. Special Account For The Exclusive Benefit Of Customers ATTN: Mutual Funds 4500 Cherry Creek Dr. S. Denver, CO 80222	37.93%	47,955,062	$514,078,259.91	Record Only
National Financial Services For the Exclusive Benefit of Our Customers 200 Liberty Street One World Financial Center Attn: Mutual Funds Dept., 5th Floor New York, NY 10281	29.83%	37,712,968	$404,283,021.60	Record Only
Pershing LLC 1 Pershing Plaza Jersey, City, NJ 07399	7.92%	10,014,552	$107,356,001.27	Record Only
American Enterprise Investment Services P.O. Box 9446 Minneapolis, MN 55440-9446	6.49%	8,205,123	$87,958,913.22	Record Only

WESTCORE PLUS BOND FUND-Institutional Class

Name and Address of Shareholder	% of Fund Held	Share Balance	Asset Balance	Type of Ownership
National Financial Services For the Exclusive Benefit of Our Customers 200 Liberty Street One World Financial Center Attn: Mutual Funds Dept., 5th Floor New York, NY 10281	49.84%	10,354,672	$110,587,896.96	Record Only
Charles Schwab & Co. Inc. Special Account For The Exclusive Benefits Of Customers ATTN: Mutual Funds 4500 Cherry Creek Dr. S. Denver, CO 80222	31.33%	6,509,846	$69,525,160.11	Record Only
Maril & Co. c/o M & I Trust Co. 1000 N. Water St. Milwaukee, WI 53202	9.58%	1,989,822	$21,251,297.35	Record Only

WESTCORE COLORADO TAX EXEMPT FUND

Name and Address of Shareholder	% of Fund Held	Share Balance	Asset Balance	Type of Ownership
Charles Schwab & Co. Inc. Special Account For The Exclusive Benefits Of Customers ATTN: Mutual Funds 4500 Cherry Creek Dr. S. Denver, CO 80222	59.93%	5,310,421	$58,255,321	Record Only
National Financial Services For the Exclusive Benefit of Our Customers 200 Liberty Street One World Financial Center Attn: Mutual Funds Dept., 5th Floor New York, NY 10281	10.42%	923,306	$10,128,669.42	Record Only

All above-listed shares of Westcore Growth Fund, Westcore MIDCO Growth Fund, Westcore Select Fund, Westcore Blue Chip Fund, Westcore Mid-Cap Value Fund, Westcore Small-Cap Opportunity Fund, Westcore Small-Cap Value Fund, Westcore Micro-Cap Opportunity Fund, Westcore International Small-Cap Fund, Westcore Flexible Income Fund, Westcore Plus Bond Fund and Westcore Colorado Tax-Exempt Bond Fund, were owned of record by the owners named above, except to the Trust’s knowledge where also owned beneficially as indicated above.

Insofar as the Advisor of the Fund is aware, as of March 31, 2011, no person owned, beneficially or of record, more than 25% of the outstanding shares of the retail class of the following Funds, except for (1) Charles Schwab & Co., Inc., in Westcore MIDCO Growth Fund, Westcore Select Fund, Westcore Mid-Cap Value Fund, Westcore Small-Cap Value Fund, Westcore International Small-Cap Fund, Westcore Flexible Income Fund, Westcore Plus Bond Fund and Westcore Colorado Tax-Exempt Fund, (2) National Financial Services in Westcore Growth Fund, Westcore Select Fund, Westcore Small-Cap Value Fund, and Westcore Plus Bond Fund, (3) Merrill Lynch Pierce Fenner and Smith in Westcore Small-Cap Opportunity Fund, (4) Wells Fargo Bank, N.A. in Westcore Micro-Cap Opportunity Fund, (5) Denver Investments in Westcore Micro-Cap Opportunity Fund.

In the institutional class, no person owned, beneficially or of record, more than 25% of the outstanding shares of the following Funds, except for (1) Charles Schwab & Co, Inc., in Westcore Small-Cap Value Fund, and Westcore Plus Bond Fund; (2) National Financial Services in Westcore MIDCO Growth Fund, Westcore Small-Cap Value Fund and Westcore Plus Bond Fund; (3) Wells Fargo Bank, N.A. in Westcore Growth Fund, Westcore Blue Chip Fund, Westcore Small-Cap Opportunity Fund and Westcore Flexible Income Fund; (4) Denver Investments in Westcore Growth Fund, Westcore Blue Chip Fund, Westcore Small-Cap Opportunity Fund and Westcore Flexible Income Fund (5) Penland Family Living Trust in the Westcore Small-Cap Opportunity Fund, and (6) David Stueber in the Westcore Flexible Income Fund.  Any person owning more than 25% of the outstanding shares of a Fund may be deemed to control it.  Each of these persons is believed to hold its shares of the Funds as nominee for the benefit of its clients or participants, with the exception of the Penland Family Living Trust in Westcore Small-Cap Opportunity Fund and David Stueber in the Westcore Flexible Income Fund.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days.  The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” – Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” – Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” – Obligations have significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitment on the obligation.  However, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“C” – Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” – Obligations are in payment default.  The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period.  The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks – Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue.  Currency of repayment is a key factor in this analysis.  An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt.  These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues.  Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody’s short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts.  These obligations have an original maturity not exceeding one year, unless explicitly noted.  The following summarizes the rating categories used by Moody’s for short-term obligations:

“Prime-1” – Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidenced by many of the following characteristics:  leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

“Prime-2” – Issuers (or supporting institutions) have a strong ability to repay senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

“Prime-3” – Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations.  The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

“Not Prime” – Issuers do not fall within any of the Prime rating categories.

Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.  The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest credit quality.  This designation indicates the strongest capacity for timely payment of financial commitments and may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good credit quality.  This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

“F3” – Securities possess fair credit quality.  This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

“B” – Securities possess speculative credit quality.  This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

“C” – Securities possess high default risk.  Default is a real possibility.  This designation indicates a capacity for meeting financial commitments that is solely reliant upon a sustained, favorable business and economic environment.

“D” – Securities are in actual or imminent payment default.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest rated obligations only in small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics.  “BB” indicates the least degree of speculation and “C” the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment.

“C” – A subordinated debt obligation rated “C” is currently highly vulnerable to nonpayment.  The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

“D” – An obligation rated “D” is in payment default.  The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payment will be made during such grace period.  The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

-                              PLUS (+) OR MINUS (-) – The ratings from “AA” through “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Bonds are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

“Aa” – Bonds are judged to be of high quality by all standards.  Together with the “Aaa” group they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the “Aaa” securities.

“A” – Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

“Baa” – Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

“Ba” – Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

“B” – Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

“Caa” – Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

“Ca” – Bonds represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

“C” – Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note:  Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from “Aa” through “Caa.”  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be investment grade and of the highest credit quality.  These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be investment grade and of very high credit quality.  These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be investment grade and of high credit quality.  These ratings denote a low expectation of credit risk.  The capacity for timely payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be investment grade and of good credit quality.  These ratings denote that there is currently a low expectation of credit risk.  The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.  This is the lowest investment grade category.

“BB” – Securities considered to be speculative.  These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.  Securities rated in this category are not investment grade.

“B” – Securities considered to be highly speculative.  These ratings indicate that significant credit risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

“CCC,” “CC” and “C” – Securities have high default risk.  Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.  “CC” ratings indicate that default of some kind appears probable, and “C” ratings signal imminent default.

“DDD,” “DD” and “D” – Securities are in default.  The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor.  While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines.  “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest.  “DD” indicates potential recoveries in the range of 50%-90%, and “D” the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations.  Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process.  Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect for repaying all obligations.

PLUS (+) or MINUS (-) may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the “AAA” long-term rating category or to categories below “CCC”.

Notes to Short-Term and Long-Term Credit Ratings

Standard & Poor’s

CreditWatch:  CreditWatch highlights the potential direction of a short- or long-term rating.  It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor’s analytical staff.  These may include mergers, recapitalizations, voter referendums, regulatory action, or anticipated operating developments.  Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating.  A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown.  CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch.  The “positive” designation means that a rating may be raised; “negative” means a rating may be lowered; and “developing” means that a rating may be raised, lowered or affirmed.

Rating Outlook:  A Standard & Poor’s Rating Outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term.  In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions.  An Outlook is not necessarily a precursor of a rating change or future CreditWatch action.

  Positive means that a rating may be raised.

  Negative means that a rating may be lowered.

  Stable means that a rating is not likely to change.

  Developing means a rating may be raised or lowered.

  N.M. means not meaningful.

Moody’s

Watchlist:  Watchlists list the names of credits whose ratings have a likelihood of changing.  These names are actively under review because of developing trends or events that, in Moody’s opinion, warrant a more extensive examination.  Inclusion on this Watchlist is made solely at the discretion of Moody’s Investors Service, and not all borrowers with ratings presently under review for possible downgrade or upgrade are included on any one Watchlist.  In certain cases, names may be removed from this Watchlist without a change in rating.

Fitch

Withdrawn:  A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch:  Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change.  These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained.  Rating Watch is typically resolved over a relatively short period.

Rating Outlook:  A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period.  Outlooks may be positive, stable or negative.  A positive or negative Rating Outlook does not imply a rating change is inevitable.  Similarly, companies whose outlooks are “stable” could be upgraded or downgraded before an outlook moves to a positive or negative if circumstances warrant such an action.  Occasionally, Fitch may be unable to identify the fundamental trend.  In these cases, the Rating Outlook may be described as evolving.

Municipal Note Ratings

A Standard & Poor’s note rating reflects the liquidity factors and market access risks unique to notes due in three years or less.  The following summarizes the ratings used by Standard & Poor’s for municipal notes:

“SP-1” – The issuers of these municipal notes exhibit a strong capacity to pay principal and interest.  Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

“SP-2” – The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade.  These ratings are designated Moody’s Investment Grade (“MIG”) and are divided into three levels – MIG 1 through MIG 3.  In the case of variable rate demand obligations, a two-component rating is assigned.  The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments.  The second element represents Moody’s evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.  The short-term rating assigned to the demand feature is designated as VMIG.  MIG ratings expire at note maturity.  By contrast, VMIG ratings expirations will be a function of each issue’s specific structural or credit features.  The following summarizes the ratings by Moody’s for these short-term obligations:

“MIG-1”/”VMIG-1” – This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

“MIG-2”/”VMIG-2” – This designation denotes strong credit quality.  Margins of protection are ample although not as large as in the preceding group.

“MIG-3”/”VMIG-3” – This designation denotes acceptable credit quality.  Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

“SG” – This designation denotes speculative-grade credit quality.  Debt instruments in this category lack sufficient margins of protection.

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation.  The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation.  Credit ratings may be changed, suspended or withdrawn.

Moody’s credit ratings must be construed solely as statements of opinion and not recommendations to purchase, sell or hold any securities.

Fitch credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments on a timely basis.  Fitch credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested.  However, Fitch credit ratings are not recommendations to buy, sell or hold any security.  Ratings may be changed or withdrawn.

Appendix B

Summary of Denver Investments’ Proxy Voting Policy

Denver Investments, unless otherwise directed by our clients, will make reasonable attempts to research, vote and record all proxy ballots for the security positions we maintain on our clients’ behalf.  To execute this responsibility to the highest standard, Denver Investments relies heavily on its subscription to RiskMetrics Group.  RiskMetrics Group provides proxy research and recommendations, as well as automated voting and record keeping through its ISS Governance Services (“ISS”). Although RiskMetrics Group offers other consulting services to companies that it also makes proxy vote recommendations on, we review their policies and certain reports regarding its internal controls a minimum of once per year and will only use RiskMetrics Group’s ISS as long as we deem it independent.

We review ISS’ Proxy Voting Guidelines at least annually and follow their recommendations on most issues for shareholder vote.  Subcategories within the guidelines include:

1)	Operational Items
2)	Board of Directors
3)	Proxy Contests
4)	Anti-takeover Defenses and Voting Related Issues
5)	Mergers and Corporate Restructurings
6)	State of Incorporation
7)	Capital Structure
8)	Executive and Director Compensation
9)	Corporate Social Responsibility Issues
10)	Mutual Fund Proxies
11)	Global Proxy Voting Matters

In the rare instance where our portfolio research or security Analyst believes that any ISS recommendation would be to the detriment of our investment clients, we can and will override the ISS recommendation through a manual vote.  The final authorization to override an ISS recommendation must be approved by the CCO or a member of the Management Committee, other than the Analyst seeking the override. A written record supporting the decision to override the ISS recommendation will be maintained.

Special considerations are made for stocks traded on foreign exchanges.  Specifically, if voting will hinder or impair the liquidity of these stocks, Denver Investments will not exercise its voting rights.

For any matters subject to proxy vote for mutual funds in which Denver Investments is an affiliated party, Denver Investments will vote on behalf of clients invested in such mutual funds in accordance with ISS, with no exceptions.

Client information is automatically recorded in RiskMetric Group’s system for record keeping. RiskMetrics Group provides the necessary reports for the Westcore Funds to prepare its Form N-PX annually.

Below is a condensed version of the proxy voting recommendations contained in the ISS Proxy Voting Manual.

2011 U.S. Proxy Voting Guidelines Concise Summary

(Digest of Selected Key Guidelines)

January 3, 2011

Institutional Shareholder Services Inc.

Copyright © 2011 by ISS.

The policies contained herein are a sampling of select, key proxy voting guidelines and are not exhaustive. A full listing of ISS’s 2011 proxy voting guidelines can be found in the Jan. 15, 2011, edition of the U.S. Proxy Voting Manual, and in the 2011 U.S. Proxy Voting Guidelines Summary.

www.issgovernance.com

Routine/Miscellaneous

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply:

  An auditor has a financial interest in or association with the company, and is therefore not independent;

  There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

  Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

  Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

  Non-audit (“other”) fees >audit fees + audit-related fees + tax compliance/preparation fees

Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be determined CASE-BY-CASE.

Four fundamental principles apply when determining votes on director nominees:

1.     Board Accountability

2.     Board Responsiveness

3.     Director Independence

4.     Director Competence

1.   Board Accountability

VOTE WITHHOLD/AGAINST1 the entire board of directors (except new nominees2, who should be considered CASE-BY- CASE), for the following:

Problematic Takeover Defenses:

1.1.   The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election -- any or all appropriate nominees (except new) may be held accountable;

1 In general, companies with a plurality vote standard use “Withhold” as the valid contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

2 A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

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1.2.      The board lacks accountability and oversight, coupled with sustained poor performance relative to peers.  Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and five-year operational metrics. Problematic provisions include but are not limited to:

  A classified board structure;

  A supermajority vote requirement;

  Majority vote standard for director elections with no carve out for contested elections;

  The inability for shareholders to call special meetings;

  The inability for shareholders to act by written consent;

  A dual-class structure; and/or

  A non-shareholder approved poison pill.

1.3.      The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote withhold/against every year until this feature is removed;

1.4.      The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly-adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually-elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill. This policy applies to all companies adopting or renewing pills after the announcement of this policy (Nov 19, 2009);

1.5.      The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote CASE-BY-CASE on all nominees if:

1.6.       the board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:

  The date of the pill‘s adoption relative to the date of the next meeting of shareholders- i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

  The issuer‘s rationale;

  The issuer's governance structure and practices; and

  The issuer's track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally, vote AGAINST or WITHHOLD from the members of the Audit Committee if:

1.7.     The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);

1.8.     The company receives an adverse opinion on the company’s financial statements from its auditor; or

1.9.     There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if:

1.10.     Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

Problematic Compensation Practices

Vote WITHHOLD/AGAINST the members of the Compensation Committee and potentially the full board if:

2011 ISS U.S. Proxy Voting Guidelines Concise Summary	-3-

1.11.   There is a negative correlation between chief executive pay and company performance (see  Pay for Performance Policy);

1.12.   The company reprices underwater options for stock, cash, or other consideration without prior shareholder approval, even if allowed in the company's equity plan;

1.13.   The company fails to submit one-time transfers of stock options to a shareholder vote;

1.14.   The company fails to fulfill the terms of a burn rate commitment made to shareholders;

1.15.   The company has problematic pay practices. Problematic pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Governance Failures

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

1.16.   Material failures of governance, stewardship, or fiduciary responsibilities at the company;

1.17.   Failure to replace management as appropriate; or

1.18.   Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2.   Board Responsiveness

Vote WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered CASE -BY-CASE), if:

2.1.    The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;  or

2.2.    The board failed to act on a shareholder proposal that received approval of the majority of shares cast in the last year and one of the two previous years.

2.3.    The board failed to act on takeover offers where the majority of the shareholders tendered their shares; or

2.4.    At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

3.   Director Independence

Vote WITHHOLD/AGAINST Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

3.1.    The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

3.2.    The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

3.3.    The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

3.4  .  The full board is less than majority independent.

4.   Director Competence

VOTE WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered CASE-BY-CASE), if:

4.1.    The company’s proxy indicates that not all directors attended 75 percent of the aggregate board and committee meetings, but fails to provide the required disclosure of the names of the director(s) involved.

2011 ISS U.S. Proxy Voting Guidelines Concise Summary	-4-

Generally vote AGAINST or WITHHOLD from individual directors who:

4.2.    Attend less than 75 percent of the board and committee meetings (with the exception of new nominees).  Acceptable reasons for director(s) absences are generally limited to the following:

  Medical issues/illness;

  Family emergencies; and

  If the director's total service was three meetings or fewer and the director missed only one meeting.

These reasons for directors' absences will only be considered by ISS if disclosed in the proxy or another SEC filing. If the disclosure is insufficient to determine whether a director attended at least 75 percent of board and committee meetings in aggregate, vote AGAINST/WITHHOLD from the director.

Vote AGAINST or WITHHOLD from individual directors who:

4.3.    Sit on more than six public company boards; or

4.4.    Are CEOs of public companies who sit on the boards of more than two public companies besides their own-- withhold only at their outside boards.

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

  Long-term financial performance of the target company relative to its industry;

  Management’s track record;

  Background to the proxy contest;

  Qualifications of director nominees (both slates);

  Strategic plan of dissident slate and quality of critique against management;

  Likelihood that the proposed goals and objectives can be achieved (both slates);

  Stock ownership positions.

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director,

unless the company satisfies all of the following criteria:

The company maintains the following counterbalancing governance structure:

•      Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

-     presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

-     serves as liaison between the chairman and the independent directors;

-     approves information sent to the board;

-     approves meeting agendas for the board;

-     approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

-     has the authority to call meetings of the independent directors;

-     if requested by major shareholders, ensures that he is available for consultation and direct communication;

2011 ISS U.S. Proxy Voting Guidelines Concise Summary	-5-

•      Two-thirds independent board;

•      All independent key committees;

•      Established governance guidelines;

•      A company in the Russell 3000 universe must not have exhibited sustained poor total shareholder return (TSR) performance, defined as one- and three-year TSR in the bottom half of the company’s four-digit GICS industry group (using Russell 3000 companies only), unless there has been a change in the Chairman/CEO position within that time. For companies not in the Russell 3000 universe, the company must not have underperformed both its peers and index on the basis of both one-year and three-year total shareholder returns, unless there has been a change in the Chairman/CEO position within that time;

•      The company does not have any problematic governance or management issues, examples of which include, but are not limited to:

-     Egregious compensation practices;

-     Multiple related-party transactions or other issues putting director independence at risk;

-     Corporate and/or management scandals;

-     Excessive problematic corporate governance provisions; or

-     Flagrant actions by management or the board with potential or realized negative impacts on shareholders.

Shareholder Rights & Defenses

Net Operating Loss (NOL) Protective Amendments

Vote AGAINST proposals to adopt a protective amendment for the stated purpose of protecting a company's net operating losses (“NOLs”) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

  The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);

  The value of the NOLs;

  Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);

  The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

  Any other factors that may be applicable.

Poison Pills- Management Proposals to Ratify Poison Pill

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

  No lower than a 20% trigger, flip-in or flip-over;

  A term of no more than three years;

  No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

  Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

2011 ISS U.S. Proxy Voting Guidelines Concise Summary	-6-

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Poison Pills- Management Proposals toRatify a Pill to Preserve Net Operating Losses (NOLs)

Vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company's net operating losses

(“NOLs”) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

  The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);

  The value of the NOLs;

  Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);

  The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

  Any other factors that may be applicable.

Shareholder Ability to Act by Written Consent

Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent.

Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

  Shareholders' current right to act by written consent;

  The consent threshold;

  The inclusion of exclusionary or prohibitive language;

  Investor ownership structure; and

  Shareholder support of, and management's response to, previous shareholder proposals.

Vote CASE-BY-CASE on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

  An unfettered3 right for shareholders to call special meetings at a 10 percent threshold;

  A majority vote standard in uncontested director elections;

  No non-shareholder-approved pill; and

  An annually elected board.

3 "Unfettered" means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

2011 ISS U.S. Proxy Voting Guidelines Concise Summary	-7-

Shareholder Ability to Call Special Meetings

Vote AGAINST management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.

Generally vote FOR management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

  Shareholders’ current right to call special meetings;

  Minimum ownership threshold necessary to call special meetings (10% preferred);

  The inclusion of exclusionary or prohibitive language;

  Investor ownership structure; and

  Shareholder support of, and management’s response to, previous shareholder proposals.

CAPITAL/RESTRUCTURING

Common Stock Authorization

Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•       Past Board Performance:

o    The company's use of authorized shares during the last three years

•       The Current Request:

o    Disclosure in the proxy statement of the specific purposes of the proposed increase;

o    Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and

o    The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.

Preferred Stock Authorization

Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

2011 ISS U.S. Proxy Voting Guidelines Concise Summary	-8-

•       Past Board Performance:

o     The company's use of authorized preferred shares during the last three years;

•       The Current Request:

o     Disclosure in the proxy statement of the specific purposes for the proposed increase;

o     Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;

o     In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns; and

o     Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

Mergers and Acquisitions

Vote CASE –BY- CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

  Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

  Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

  Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such f igure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

  Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.          Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2011 ISS U.S. Proxy Voting Guidelines Concise Summary	-9-

2.         Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

3.         Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.         Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.         Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation- Management Proposals (Management Say-on-Pay)

Evaluate executive pay and practices, as well as certain aspects of outside director compensation CASE-BY-CASE.

Vote AGAINST management say on pay (MSOP) proposals, AGAINST/WITHHOLD on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and/or AGAINST an equity-based incentive plan proposal if:

  There is a misalignment between CEO pay and company performance (pay for performance);

  The company maintains problematic pay practices;

  The board exhibits poor communication and responsiveness to shareholders.

Voting Alternatives

In general, the management say on pay (MSOP) ballot item is the primary focus of voting on executive pay practices-- dissatisfaction with compensation practices can be expressed by voting against MSOP rather than withholding or voting against the compensation committee. However, if there is no MSOP on the ballot, then the negative vote will apply to members of the compensation committee. In addition, in egregious cases, or if the board fails to respond to concerns raised by a prior MSOP proposal, then vote withhold or against compensation committee members (or, if the full board is deemed accountable, all directors). If the negative factors involve equity-based compensation, then vote AGAINST an equity-based plan proposal presented for shareholder approval.

Additional CASE-BY-CASE considerations for the management say on pay (MSOP) proposals:

  Evaluation of performance metrics in short-term and long-term plans, as discussed and explained in the Compensation Discussion & Analysis (CD&A).  Consider the measures, goals, and target awards reported by the company for executives’ short- and long-term incentive awards: disclosure, explanation of their alignment with the company’s business strategy, and whether goals appear to be sufficiently challenging in relation to resulting payouts;

  Evaluation of peer group benchmarking used to set target pay or award opportunities. Consider the rationale stated by the company for constituents in its pay benchmarking peer group, as well as the benchmark targets it uses to set or validate executives’ pay (e.g., median, 75th percentile, etc.,) to ascertain whether the benchmarking process is sound or may result in pay “ratcheting” due to inappropriate peer group constituents (e.g., much larger companies) or targeting (e.g., above median); and

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  Balance of performance-based versus non-performance-based pay. Consider the ratio of performance-based (not including plain vanilla stock options) vs. non-performance-based pay elements reported for the CEO’s latest reported fiscal year compensation, especially in conjunction with concerns about other factors such as performance metrics/goals, benchmarking practices, and pay-for-performance disconnects.

Primary Evaluation Factors for Executive Pay

Pay for Performance

Evaluate the alignment of the CEO’s pay with performance over time, focusing particularly on companies that have underperformed their peers over a sustained period. From a shareholders’ perspective, performance is predominantly gauged by the company’s stock performance over time. Even when financial or operational measures are utilized in incentive awards, the achievement related to these measures should ultimately translate into superior shareholder returns in the long-term.

Focus on companies with sustained underperformance relative to peers, considering the following key factors:

  Whether a company’s one-year and three-year total shareholder returns (“TSR”) are in the bottom half of its industry group (i.e., four-digit GICS – Global Industry Classification Group); and

  Whether the total compensation of a CEO who has served at least two consecutive fiscal years is aligned with the company’s total shareholder return over time, including both recent and long-term periods.

If a company falls in the bottom half of its four-digit GICS, further analysis of the CD&A is required to better understand the various pay elements and whether they create or reinforce shareholder alignment.  Also assess the CEO’s pay relative to the company’s TSR over a time horizon of at least five years. The most recent year-over-year increase or decrease in pay remains a key consideration, but there will be additional emphasis on the long term trend of CEO total compensation relative to shareholder return.  Also consider the mix of performance-based compensation relative to total compensation. In general, standard stock options or time-vested restricted stock are not considered to be performance-based. If a company provides performance-based incentives to its executives, the company is highly encouraged to provide the complete disclosure of the performance measure and goals (hurdle rate) so that shareholders can assess the rigor of the performance program.  The use of non-GAAP financial metrics also makes it very challenging for shareholders to ascertain the rigor of the program as shareholders often cannot tell the type of adjustments being made and if the adjustments were made consistently. Complete and transparent disclosure helps shareholders to better understand the company’s pay for performance linkage.

Problematic Pay Practices

If the company maintains problematic pay practices, generally vote:

•      AGAINST management "say on pay" (MSOP) proposals;

•      AGAINST/WITHHOLD on compensation committee members (or in rare cases where the full board is deemed responsible, all directors including the CEO):

o    In egregious situations;

o    When no MSOP item is on the ballot; or

o    When the board has failed to respond to concerns raised in prior MSOP evaluations; and/or

•      AGAINST an equity incentive plan proposal if excessive non-performance-based equity awards are the major contributors to a pay-for-performance misalignment.

The focus is on executive compensation practices that contravene the global pay principles, including:

•      Problematic practices related to non-performance-based compensation elements;

•      Incentives that may motivate excessive risk-taking; and

•      Options Backdating.

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Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy.  Please refer to ISS' Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

  Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

  Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;

  New or extended agreements that provide for:

o    CIC payments exceeding 3 times base salary and average/target/most recent bonus;

o    CIC severance payments without involuntary job loss or substantial diminution of duties ("single"  or
      "modified single" triggers);

o    CIC payments with excise tax gross-ups (including "modified" gross-ups).

Incentives that may Motivate Excessive Risk-Taking

Assess company policies and disclosure related to compensation that could incentivize excessive risk-taking, for example:

  Multi-year guaranteed bonuses;

  A single performance metric used for short- and long-term plans;

  Lucrative severance packages;

  High pay opportunities relative to industry peers;

  Disproportionate supplemental pensions; or

  Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

Vote CASE-BY-CASE on options backdating issues. Generally, when a company has recently practiced options backdating, WITHHOLD from or vote AGAINST the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. When deciding on votes on compensation committee members who oversaw questionable options grant practices or current compensation committee members who fail to respond to the issue proactively, consider several factors, including, but not limited to, the following:

  Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

  Duration of options backdating;

  Size of restatement due to options backdating;

  Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

  Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

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A CASE-BY-CASE analysis approach allows distinctions to be made between companies that had “sloppy” plan administration versus those that acted deliberately and/or committed fraud, as well as those companies that subsequently took corrective action. Cases where companies have committed fraud are considered most egregious.

Board Communications and Responsiveness

Consider the following factors CASE-BY-CASE when evaluating ballot items related to executive pay:

•     Poor disclosure practices, including:

-     Unclear explanation of how the CEO is involved in the pay setting process;

-     Retrospective performance targets and methodology not discussed;

-     Methodology for benchmarking practices and/or peer group not disclosed and explained.

•     Board’s responsiveness to investor input and engagement on compensation issues, for example:

-     Failure to respond to majority-supported shareholder proposals on executive pay topics; or

-     Failure to respond to concerns raised in connection with significant opposition to MSOP proposals.

Frequency of Advisory Vote on Executive Compensation (Management "Say on Pay")

Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

Vote CASE-BY-CASE on proposals to approve the company's golden parachute compensation, consistent with ISS' policies on problematic pay practices related to severance packages. Features that may lead to a vote AGAINST include:

  Recently adopted or materially amended agreements that include excise tax gross-up provisions (since prior annual meeting);

  Recently adopted or materially amended agreements that include modified single triggers (since prior annual meeting);

  Single trigger payments that will happen immediately upon a change in control, including cash payment and such items as the acceleration of performance-based equity despite the failure to achieve performance measures;

  Single-trigger vesting of equity based on a definition of change in control that requires only shareholder approval of the transaction (rather than consummation);

  Potentially excessive severance payments;

  Recent amendments or other changes that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders;

  In the case of a substantial gross-up from pre-existing/grandfathered contract: the element that triggered the gross-up (i.e., option mega-grants at low point in stock price, unusual or outsized payments in cash or equity made or negotiated prior to the merger); or

  The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote. ISS would view this as problematic from a corporate governance perspective.

In cases where the golden parachute vote is incorporated into a company's separate advisory vote on compensation ("management "say on pay"), ISS will evaluate the "say on pay" proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

2011 ISS U.S. Proxy Voting Guidelines Concise Summary	-13-

Equity-Based and Other Incentive Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

  The total cost of the company’s equity plans is unreasonable;

  The plan expressly permits the repricing of stock options/stock appreciate rights (SARs) without prior shareholder approval;

  The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards (see Pay-for-Performance);

  The company’s three year burn rate exceeds the greater of 2% or the mean plus one standard deviation of its industry group but no more than two percentage points (+/-) from the prior-year industry group cap;

  Liberal Change of Control Definition: The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

  The plan is a vehicle for problematic pay practices.

Shareholder Proposals on Compensation

Golden Coffins/Executive Death Benefits

Generally vote FOR proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

Hold Equity Past Retirement or for a Significant Period of Time

Vote CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain all or a significant portion of the shares acquired through compensation plans, either:

  while employed and/or for two years following the termination of their employment ; or

  for a substantial period following the lapse of all other vesting requirements for the award (“lock-up period”), with ratable release of a portion of the shares annually during the lock-up period.

The following factors will be taken into account:

•     Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

-     Rigorous stock ownership guidelines;

-     A holding period requirement coupled with a significant long-term ownership requirement; or

-     A meaningful retention ratio;

•     Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements;

•     Post-termination holding requirement policies or any policies aimed at mitigating risk taking by senior executives;

•      Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

2011 ISS U.S. Proxy Voting Guidelines Concise Summary	-14-

A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive’s tenure with the company or even a few years past the executive’s termination with the company.

Vote CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:

•     Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

-     Rigorous stock ownership guidelines, or

-     A holding period requirement coupled with a significant long-term ownership requirement, or

-     A meaningful retention ratio,

•     Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

•     Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive’s tenure with the company or even a few years past the executive’s termination with the company.

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Social/Environmental Issues

Overall Approach

When evaluating social and environmental shareholder proposals, ISS considers the following factors:

  Whether adoption of the proposal is likely to enhance or protect shareholder value;

  Whether the information requested concerns business issues that relate to a meaningful percentage of the company's business as measured by sales, assets, and earnings;

  The degree to which the company's stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

  Whether the issues presented are more appropriately/effectively dealt with through governmental or company- specific action;

  Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

  Whether the company's analysis and voting recommendation to shareholders are persuasive;

  What other companies have done in response to the issue addressed in the proposal;

  Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

  Whether implementation of the proposal’s request would achieve the proposal’s objectives;

  Whether the subject of the proposal is best left to the discretion of the board;

  Whether the requested information is available to shareholders either from the company or from a publicly available source; and

2011 ISS U.S. Proxy Voting Guidelines Concise Summary	-15-

  Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Board Diversity

Generally vote FOR requests for reports on the company's efforts to diversify the board, unless:

  The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and

  The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Vote CASE-BY-CASE on proposals asking the company to increase the gender and racial minority representation on its board, taking into account:

  The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;

  The level of gender and racial minority representation that exists at the company’s industry peers;

  The company’s established process for addressing gender and racial minority board representation;

  Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;

  The independence of the company’s nominating committee;

  The company uses an outside search firm to identify potential director nominees; and

  Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

Gender Identity, Sexual Orientation, and Domestic Partner Benefits

Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.

Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.

Greenhouse Gas (GHG) Emissions

Generally vote FOR proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

  The company already provides current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

  The company's level of disclosure is comparable to that of industry peers; and

  There are no significant, controversies, fines, penalties, or litigation associated with the company's GHG emissions.

Vote CASE-BY-CASE on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

  Overly prescriptive requests for the reduction in GHG emissions by specific amounts or within a specific time frame;

  Whether company disclosure lags behind industry peers;

2011 ISS U.S. Proxy Voting Guidelines Concise Summary	-16-

  Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions;

  The feasibility of reduction of GHGs given the company’s product line and current technology and;

  Whether the company already provides meaningful disclosure on GHG emissions from its products and operations.

Environmental, Social, and Governance (ESG) Compensation-Related Proposals

Generally vote AGAINST proposals to link, or report on linking, executive compensation to environmental and social criteria such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, or predatory lending. However, the following factors will be considered:

  Whether the company has significant and persistent controversies or violations regarding social and/or environmental issues;

  Whether the company has management systems and oversight mechanisms in place regarding its social and environmental performance;

  The degree to which industry peers have incorporated similar non-financial performance criteria in their executive compensation practices; and

  The company‘s current level of disclosure regarding its environmental and social performance.

Generally vote AGAINST proposals calling for an analysis of the pay disparity between corporate executives and other non - executive employees. The value of the information sought by such proposals is unclear.

Political Contributions and Trade Associations Spending

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

  There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

  The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Vote AGAINST proposals to publish in newspapers and public media the company's political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions and trade association spending considering:

  Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and

  The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

2011 ISS U.S. Proxy Voting Guidelines Concise Summary	-17-

Labor and Human Rights Standards

Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

  The degree to which existing relevant policies and practices are disclosed;

  Whether or not existing relevant policies are consistent with internationally recognized standards;

  Whether company facilities and those of its suppliers are monitored and how;

  Company participation in fair labor organizations or other internationally recognized human rights initiatives;

  Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

  Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

  The scope of the request; and

  Deviation from industry sector peer company standards and practices.

Sustainability Reporting

Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

  The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

  The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

2011 ISS U.S. Proxy Voting Guidelines Concise Summary	-18-

International Corporate Governance Policy

2011 Updates

November 19, 2010

Institutional Shareholder Services Inc.

Copyright © 2010 by ISS

ISS' International Corporate Governance Policy

2011 Updates

Effective for Meetings on or after Feb. 1, 2011

Updated Nov. 19, 2010

These policy updates present changes and clarifications to ISS' International benchmark guidelines for 2011. If new issues arise, such as shareholder proposals or regulatory developments, prior to the next formal update, ISS will adopt policies to cover such issues on an as-needed basis. Note that markets covered in this update document exclude the United States, Canada, and  Europe. Further note  that  new policies applicable to  Australia and  South  Africa are  effective immediately, as peak proxy season in those markets takes place during the Fall season in the Northern Hemisphere.

DISCLOSURE/DISCLAIMER ................................................................................................................................	3

RESEARCH COVERAGE ........................................................................................................................................	4

Country of Incorporation vs. Country of Listing—Application of Policy........................................................	4

BOARD.......................................................................................................................................................................	5

Election of Directors/Board Independence (South Africa) ...............................................................................	5

Election of Directors/Director Independence (Japan) .......................................................................................	6

Election of Audit Committee Members (South Africa) ......................................................................................	7

COMPENSATION ....................................................................................................................................................	9

Termination Benefits (Australia)............................................................................................................................	9

Retirement Bonuses for Directors and Statutory Auditors, and Deep Discount Stock Option (Japan) ....	10

Advisory Votes on Compensation Policy/Compensation Report (South Africa) .............................................	11

CAPITAL MEASURES & AUDITORS ..................................................................................................................	14

Share Issuance Authorities (South Africa) ...........................................................................................................	14

2011 International Corporate Governance Policy Updates	-2-

DISCLOSURE/DISCLAIMER

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (“ISS”), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits) or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

2011 International Corporate Governance Policy Updates	-3-

RESEARCH COVERAGE

Corporate Governance Issue:

Country of Incorporation vs. Country of Listing—Application of Policy

Current Policy Application: ISS currently applies its benchmark policy based on an issuer’s country of incorporation, as generally this approach has been compatible with the appropriate regulatory and operating environment.

Key Change: Apply U.S. policy to issuers that are incorporated outside the United States but file DEF 14As, 10-K annual reports, and 10-Q quarterly reports, and are thus considered domestic issuers by the U.S. Securities and Exchange Commission (SEC).

New Policy Application: In general, country of incorporation will still be the basis for policy application. However, ISS will generally apply its U.S. policies to the extent possible with respect to issuers that file DEF 14As, 10-K annual reports, and 10- Q quarterly reports, and are thus considered domestic issuers by the U.S. Securities and Exchange Commission (SEC).

Rationale for Update: In recent years, certain companies that are listed on a U.S. exchange have "redomesticated," i.e., re- incorporated outside the United States. As a result, many of these issuers have found themselves subject to a combination of governance regulations and best practice standards that may not be entirely compatible with ISS' policy approach based exclusively on country of incorporation. The intent of this policy change is to apply policies that are more compatible with standards applicable in an issuer's market of operation. While incorporated outside the United States, issuers that are listed on a U.S. exchange are considered U.S. domestic issuers by the SEC. In our   2010-2011 Policy Survey, 85 percent of institutional investors surveyed were in favor of this change. The adoption of this policy will result in the transfer of approximately 74 companies to be evaluated generally under ISS' U.S. policies. In the future, we will continue to look at potential transfers of companies that are incorporated in one jurisdiction but listed elsewhere.

2011 International Corporate Governance Policy Updates	-4-

BOARD

Corporate Governance Issue:

Election of Directors/Board Independence (South Africa)

Current Recommendation:

Vote FOR the reelection of directors unless:

  Adequate disclosure has not been provided in a timely manner;

  There are clear concerns over questionable finances or restatements;

  There have been questionable transactions with conflicts of interest;

  There are any records of abuses against minority shareholder interests;

  The board fails to meet minimum governance standards;

  There are specific concerns about the individual nominee, such as criminal wrongdoing or breach of fiduciary responsibilities;

  Repeated absences (less than 75 percent attendance) at board meetings have not been explained;

  Elections are bundled;

  The director is an executive who serves on one of the key board committees (audit, compensation, nominations).

Key Changes: Include other governance issues such as combined chair/CEO roles without adequate explanation, the appointment of the former CEO as chair, and poor independence levels on boards or committees.

New Recommendation:

Vote FOR the reelection of directors unless:

  Adequate disclosure has not been provided in a timely manner;

  There are clear concerns over questionable finances or restatements;

  There have been questionable transactions with conflicts of interest;

  There are any records of abuses against minority shareholder interests;

  The board fails to meet minimum governance standards;

  There are specific concerns about the individual nominee, such as criminal wrongdoing or breach of fiduciary responsibilities;

  Repeated absences (less than 75 percent attendance) at board meetings have not been explained;

  Elections are bundled;

  The director is an executive who serves on one of the key board committees (audit, compensation, nominations);

  The director combines the roles of chair and CEO and the company has not provided an adequate explanation ;

  The director is the former CEO who has been appointed as chair;

  The director is a non-independent NED who serves on the audit committee;

  The director is a non-independent NED who serves on the compensation or nomination committee and there is not a majority of independent NEDs on the committee. However, such a consideration should take into account the potential implications for the board's black economic empowerment (BEE) credentials;

  The director is a non-independent NED and the majority of NEDs on the board are not independent. However, such a consideration should take into account the potential implications for the board's black economic empowerment (BEE) credentials;

  Under extraordinary circumstances, there is evidence of egregious actions related to the director’s service on other boards that raise substantial doubts about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2011 International Corporate Governance Policy Updates	-5-

Notes:

  The definition of NED independence as proposed in the King III report should be used in those areas where it is stricter than ISS' international director classification criteria. For example, the shareholding level which compromises independence is set at 5 percent in King III, compared to 10 percent in ISS' policy. In addition, under King III, the receipt of any performance-related compensation compromises NED independence.

  ISS has a preference for a compensation committee to be wholly independent. However, to be consistent with King III, we accept a majority of independent NEDs on this committee.

Rationale for Update: The King III report, the latest version of South Africa's best practice code, was published in September 2009 and was effective for financial years beginning March 2010. King III has strengthened some of the recommendations of its predecessor (King II).

The proposed changes bring the international policy as applied to South Africa into line with key King III recommendations and other updates to ISS' policy. Similar features are also highlighted in the governance policies of South African institutional investors. In light of this, it is an appropriate time to take into account issues such as NED independence for the purpose of ISS' vote recommendations. It is also appropriate to update the South Africa policy to include the option of voting against directors due to serious problems at other companies, as per ISS' policy in other markets.

Corporate Governance Issue:

Election of Directors/Director Independence (Japan)

Current Recommendation:

Vote AGAINST the top executive at listed subsidiary companies that have publicly traded parent companies, where the board after the shareholder meeting does not include at least two independent directors based on ISS' independence criteria for Japan.

For companies with a three committee structure, vote AGAINST outside director nominees who are regarded as non- independent.

ISS does not have a specific policy for director nominees appointed as "independent outsiders" because of problems associated with obtaining independence designation information.

Key Changes: Apply a majority independent board standard at companies with a three-committee structure when determining whether to recommend against affiliated directors; modify the definition of listed subsidiaries by replacing "publicly traded companies" with "controlling shareholders" when determining whether to recommend against the top executive.

2011 International Corporate Governance Policy Updates	-6-

New Recommendation:

Vote AGAINST the top executive at listed companies that have controlling shareholders, where the board after the shareholder meeting does not include at least two independent directors based on ISS' independence criteria for Japan.

For companies with a three-committee structure, vote AGAINST outside director nominees who are regarded as non- independent. However, if a majority of the directors on the board after the shareholder meeting are independent outsiders, vote FOR the appointment of affiliated outsiders.

Rationale for Update: By taking a holistic approach, the updated policy is expected to encourage companies to build a better board with participation from outsiders who have knowledge of the company through business relationships, while the policy requires an overall board independence level to ensure the interests of independent shareholders are protected. With respect to the change in definition of listed subsidiaries, the current policy is only applicable to listed subsidiaries which have publicly traded parents. However, regardless of whether or not controlling shareholders are publicly traded companies, the protection of minority shareholders of controlled companies is critically important. The policy update is intended to better reflect this concept. On balance, these policy updates are generally in line with feedback received from investors.

Corporate Governance Issue:

Election of Audit Committee Members (South Africa)

Current Recommendation: ISS does not currently have a policy regarding the election of audit committee members in the South African market.

Key Change: Address a new feature of South African annual general meetings ("AGMs") following recent legal changes. In line with the Companies Act 2008, consider the election of audit committees (or, where appropriate, individual audit committee members) primarily in the context of the independence of the committee.

New Recommendation:

Vote FOR the reelection of the audit committee and/or audit committee members unless:

  The committee includes one or more non-independent NEDs;

  The audit committee member is a non-independent NED;

  Members of the committee do not meet the further minimum requirements for audit committee membership to be outlined by the South African government;

  There are serious concerns about the accounts presented, the audit procedures used, or some other feature for which the audit committee has responsibility.

2011 International Corporate Governance Policy Updates	-7-

Rationale for Update:

The Companies Act 2008 includes a requirement that audit committees be elected by shareholders at each AGM, and that such committees include independent NEDs only. Although the Act has yet to be formally implemented, some companies are already proposing AGM resolutions to satisfy the new requirement.

2011 International Corporate Governance Policy Updates	-8-

COMPENSATION

Corporate Governance Issue:

Termination Benefits (Australia)

Current Recommendation: The current policy is that resolutions asking shareholders to approve "termination payments" in excess of the statutory maximum will not generally be supported by ISS unless there is clear evidence that such a payment would benefit shareholders. This policy has not been included in the written policy document, given such resolutions have been historically extremely rare.

Key Change: Codify existing practice on such resolutions into a formal ISS policy, given the expectation of more resolutions seeking prior approval of termination payments.

New Recommendation: Vote AGAINST resolutions seeking approval of termination payments for executives in excess of the statutory maximum (i.e., 12 months' base pay), except where there is clear evidence that the termination payment would provide a benefit to shareholders.

In cases where approval is sought for termination benefits under any equity plan, vote FOR the provision of termination benefits under the plan in excess of 12 months' base salary, if the approval is for three years or less and no vesting is permitted without satisfaction of sufficiently demanding performance hurdles.

Rationale for Update: The policy update incorporates the current application of the policy regarding resolutions seeking approval of termination benefits. Legislative changes to the maximum amount payable for a "termination payment" mean resolutions seeking to approve termination benefits will become more common. Amendments to the Australian Corporations Act in November 2009 capped allowable (i.e., without shareholder approval) "termination benefits" at 12 months' base pay. Formerly the Corporations Act only required shareholder approval where the termination payment was in excess of seven times total compensation (what constituted compensation was not defined under the former law). Companies are able to seek approval of such payments in advance.

Equity plans: The policy supports allowing termination benefits to be delivered under equity plans if the approval of the provision of benefits under the plan is for three years or less and allows vesting only if sufficiently demanding performance hurdles are met. Under the legislation it is not clear if allowing executives to retain previously granted equity incentives that vest post-cessation subject to the original performance hurdles is permitted. The policy approach is designed to ensure that unvested equity incentives may be retained post-cessation, such that boards can allow "good leavers" (those retiring or departing due to restructuring whose performance has been reasonable) to retain equity grants subject to performance hurdles.

Even in this case, no vesting would occur unless a suitably demanding performance hurdle (i.e., one that complies with ISS' policy) is met. It is consistent with client opposition to windfall gains for executives on termination regardless of performance, but supportive of allowing executives to retain incentives subject to performance hurdles on cessation, to encourage management to focus on long-term company performance. It also follows extensive discussions with directors who consider allowing boards to permit retention of unvested equity incentives (subject always to performance) as making discussions over executive succession easier.

Restricting any approval to allow termination benefits under an equity plan to three years allows shareholders to continually review the board's treatment of executive departures and revise voting decisions when companies seek to refresh termination benefit approvals.

2011 International Corporate Governance Policy Updates	-9-

Corporate Governance Issue:

Retirement Bonuses for Directors and Statutory Auditors, and Deep Discount Stock

Option (Japan)

Current Recommendation:

Vote AGAINST retirement bonuses if recipients include outsiders, or recipients include those who can be held responsible for a corporate scandal or poor financial performance that has led to shareholder value destruction.

For special payments in connection with the abolition of retirement bonus system, ISS applies the same policy as for retirement bonus payments.

As one of the conditions for support of deep discount options, ISS evaluates the vesting period. Vote AGAINST deep discount options if the exercise period starts before retirement. (However, if specific performance hurdles are clearly specified, this policy may not apply.)

Key Changes: Add bonus amount disclosure as a condition for support and remove the requirement that recipients of deep- discount options be able to exercise options only after retirement. With respect to the latter, the new policy will emphasize that ISS prefers disclosed performance conditions in order to support deep discount options. In the absence of such conditions, require recipients to exercise options at least after three years from grant.

New Recommendation:

Vote AGAINST retirement bonuses if the recipients include outsiders, or include those who can be held responsible for corporate scandal or poor financial performance which has led to shareholder value destruction. (However, in rare occasions, ISS may support payment to outsiders on a case-by-case basis, if the individual amount is disclosed and the amount is not excessive.) In addition, ISS opposes the payments if neither the individual payments nor the aggregate amount of the payments is disclosed.

Vote AGAINST special payments in connection with abolition of retirement bonus system if the recipients include outsiders, or include those who can be held responsible for corporate scandal or poor financial performance which has led to shareholder value destruction. (However, in rare occasions, ISS may support payment to outsiders on a CASE-BY-CASE basis, if the individual amount is disclosed and the amount is not excessive.) In addition, vote AGAINST the payments if neither the individual payments nor the aggregate amount of the payments is disclosed.

Among other conditions, vote AGAINST deep discount options if disclosed performance conditions are not attached. In the absence of such conditions, a vesting period of at least three years will be required to support such options.

Rationale for Update: Retirement bonuses and related special payments are determined based on board tenure, not on recipients' contribution to shareholder value creation. Due to pressure from shareholders, an increasing number of companies have abolished the system, but the practice is still widespread. Rather than opposing all retirement bonuses, it is reasonable to at least require the amounts to be disclosed at the time shareholders vote on the payments, and this will send the message that shareholders want companies to shift away from seniority-based pay practices. Although abolishing the practice of paying retirement bonuses is a positive step, asking shareholders to approve the payout of funds accrued in the system, while not disclosing the amounts in question, remains a problematic practice.

2011 International Corporate Governance Policy Updates	-10-

Regarding ISS' current approach to deep-discount options, it was customary for Japanese companies to propose the grant of such options (which are equivalent to shares of restricted stock) in place of retirement bonuses whose payment was abolished. However, now that it has become more common for companies to propose deep discount options as part of regular compensation packages, the updated policy better reflects the status quo. In addition, the central issue of Japanese compensation is the lack of a link to shareholder value, and Japanese managers' holdings in their companies are usually limited. In light of this, the increased use of options as part of regular compensation packages is recommended. The updated policy sends the message that Japanese managers' interests should be more aligned with those of shareholders, by encouraging companies to give deep-discount options as part of regular compensation packages for managers, but with a vesting period that encourages long-term alignment.

On balance, these policy updates are generally in line with feedback received from investors.

Corporate Governance Issue:

Advisory Votes on Compensation Policy/Compensation Report (South Africa)

Current Recommendation: Vote compensation items on a CASE-BY-CASE basis.

Key Change: Highlights the ISS Global Principles on Executive Compensation and identifies those issues which are likely to lead to a recommendation against compensation-related items. This is particularly relevant as more South African companies put compensation policy resolutions to an advisory vote.

New Recommendation:

ISS Global Principles on Executive Compensation

The assessment of compensation should follow the ISS Global Principles on Executive Compensation, which underlie market-specific policies in all markets:

  Provide shareholders with clear, comprehensive compensation disclosures;

  Maintain appropriate pay-for-performance alignment with emphasis on long-term shareholder value;

  Avoid arrangements that risk "pay for failure;"

  Maintain an independent and effective compensation committee;

  Avoid inappropriate pay to non-executive directors.

Approve Compensation Policy/Compensation Report

ISS will evaluate management proposals seeking ratification of a company's compensation policy on a CASE-BY-CASE basis. In support of King III, ISS believes that seeking annual shareholder approval for a compensation policy is a positive corporate governance provision.

2011 International Corporate Governance Policy Updates	-11-

When judging compensation policies or reports, ISS will generally recommend a vote AGAINST if the level of disclosure of the policy and/or its application is below what is required to make an informed judgment on the policy.

In the event of satisfactory disclosure, ISS will recommend a vote FOR the approval of the executive compensation policy unless two or more of the following issues apply (it may be appropriate to vote AGAINST on one issue if it has been identified as particularly serious):

  Large increases in fixed compensation have been implemented and have not been adequately explained.

  The company has made bonus payments but these have not been clearly linked to performance (including guaranteed bonuses or transaction bonuses).

  The company operates long-term incentive schemes (including matching shares) which do not have performance conditions attached for all or a substantial proportion of awards.

  The vesting period for long-term incentive schemes is set at less than three years.

  Long-term schemes include an element of retesting.

  Options can be granted at a discount to market value.

  The potential dilution under share incentive schemes is deemed excessive, and there are no mitigating circumstances (e.g., stringent performance measures)

  Executive directors have service contracts with notice periods which exceed one year.

  The company has made ex-gratia payments or one-off special awards to executives during the year which have not been adequately explained.

  Discretion has been used during the year in a manner not considered consistent with shareholder interests.

  The policy or the application of the policy is in any way not considered aligned with shareholder interests.

In circumstances where a company has demonstrated a significant shift in the right direction, it may be appropriate for ISS to support the compensation policy resolution, notwithstanding the presence of some historical issues of concern.

Failure to propose a resolution on executive compensation for shareholder approval may, over time, lead to an adverse vote recommendation on another AGM item, for example, the reelection of the chairman of the compensation committee.

Approve Share Incentive Scheme

ISS will evaluate management proposals seeking approval for a share incentive scheme on a CASE-BY-CASE basis.

When judging such items, ISS will generally recommend a vote AGAINST if the level of disclosure on the proposal is below what is required to make an informed judgment on the scheme.

In the event of satisfactory disclosure, ISS will recommend a vote FOR the proposal unless ONE or more of the following apply:

  Performance conditions do not apply, have not been disclosed, or are not considered sufficiently challenging or relevant.

  Performance conditions can be retested.

  Performance is measured over a period shorter than three years.

  The plan allows for option repricing or issue of options at a discount or backdating of options.

  The potential dilution is deemed excessive, and there are no mitigating circumstances (e.g., stringent performance measures).

  The scheme provides for potentially excessive individual reward or has no caps on individual participation.

  NEDs can participate in the scheme.

  The scheme is in any way not considered aligned with shareholder interests.

Proposals to amend a scheme will involve an assessment of the nature of the amendment.

2011 International Corporate Governance Policy Updates	-12-

Rationale for Update: The new policy will clarify ISS' approach to assessing compensation-related items in South Africa. This is particularly relevant given that the King III report includes a recommendation that companies provide shareholders with a non-binding vote at the AGM on the executive compensation policy. It is expected that more companies will put these types of resolution forward for a shareholder vote; a number of such resolutions have already been included in AGM agendas in 2010.

Using the ISS Global Principles on Executive Compensation as a starting point, and taking into account best practice guidance outlined in King III and some common concerns of shareholders, the intention is to focus on disclosure and also highlight those issues which are likely to trigger negative vote recommendations.

2011 International Corporate Governance Policy Updates	-13-

CAPITAL MEASURES & AUDITORS

Corporate Governance Issue:

Share Issuance Authorities (South Africa)

Current Recommendation:

Placing Shares under Control of Directors

Vote FOR a general authority to place authorized but unissued shares under the control of the directors unless:

  The authority is over a number of shares equivalent to more than 20 percent of the current issued share capital.

  The authority would allow shares to be used for share incentive scheme purposes and the underlying scheme(s) raises concerns.

Authorities to Issue Shares for Cash

Vote FOR a general authority to issue shares for cash, unless the authority is over a number of shares equivalent to more than 20 percent of the current issued share capital.

Key Changes: Reduce the acceptable limit on share issuances from 20 to 10 percent of issued share capital; add a provision that ISS may recommend a vote against if there is evidence of past abuse of these authorities.

New Recommendation:

Placing Shares under Control of Directors

Vote FOR a general authority to place authorized but unissued shares under the control of the directors unless:

  The authority is over a number of shares equivalent to more than 10 percent of the current issued share capital.

  The authority would allow shares to be used for share incentive scheme purposes and the underlying scheme(s) raises concerns.

  The company used the authority during the previous year in a manner deemed not to be in shareholders’ best interests.

Authorities to Issue Shares for Cash

Vote FOR a general authority to issue shares for cash unless:

  The authority is over a number of shares equivalent to more than 10 percent of the current issued share capital.

  The company used the authority during the previous year in a manner deemed not to be in shareholders’ interests.

Rationale for Update: Resolutions of this nature – seeking general authorities to issue shares – are common at South African AGMs. Many local institutional investors regularly vote against these authorities on account of concerns over potential dilution, and resolutions are regularly not carried (particularly those requiring 75 percent support) .. The preference among local institutions is for companies to seek specific authorities for issues of new shares, allowing shareholders the ability to assess the potential dilution in the context of the business case for the specific issue.

2011 International Corporate Governance Policy Updates	-14-

The proposed updates to ISS' policy strike a balance between (a) continuing to allow companies to have a degree of flexibility to issue shares and (b) moving to a position more closely in line with local shareholder expectations.

An additional provision to the policy has been added to capture concerns over those circumstances where a company may have used general authorities during the year in a manner not considered in shareholders’ interests.

2011 International Corporate Governance Policy Updates	-15-

European Corporate Governance Policy

2011 Updates

November 19, 2010

Institutional Shareholder Services Inc.

Copyright © 2010 by ISS

www.issgovernance.com

ISS European Corporate Governance Policy

2011 Updates

Effective for Meetings on or after Feb 1, 2011

Updated Nov. 19, 2010

These policy updates present changes and clarifications to ISS' European benchmark guidelines for 2011. If new issues arise, such as shareholder proposals or regulatory developments, prio r to the next formal update, ISS will adopt policies to cover such issues on an as-needed basis. Note that markets covered in this updates document exclude Central & Eastern Europe. The voting policy applied by ISS in the United Kingdom is that of the National Association of Pension Funds (NAPF) and an update to that policy document will be issued by the NAPF.

DISCLOSURE/DISCLAIMER .........................................................................................................................................	3

RESEARCH COVERAGE .................................................................................................................................................	4

Country of Incorporation vs. Country of Listing—Application of Policy.................................................................	4

BOARD.................................................................................................................................................................................	5

Board Independence (Austria) .........................................................................................................................................	5

Disclosure of Nominee Names (Europe) .........................................................................................................................	5

Combined Chair/CEO (Europe).........................................................................................................................................	6

Composition of Nominating Committees (Sweden/Norway/Finland) .........................................................................	8

COMPENSATION ...............................................................................................................................................................	10

Compensation Guidelines (Europe) ..................................................................................................................................	10

CAPITAL MEASURES & AUDITORS ...........................................................................................................................	16

Antitakeover Mechanisms (France) .................................................................................................................................	16

Appointment of Auditors (Europe) ....................................................................................................................................	17

DISCLOSURE/DISCLAIMER

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (“ISS”), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits) or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

2011 European Corporate Governance Policy Updates	-3-

RESEARCH COVERAGE

Corporate Governance Issue:

Country of Incorporation vs. Country of Listing—Application of Policy

Current Policy Application: ISS currently applies its benchmark policy based on an issuer’s country of incorporation, as generally this approach has been compatible with the appropriate regulatory and operating environment.

Key Change: Apply U.S. policy to issuers that are incorporated outside the United States but file DEF 14As, 10-K annual reports, and 10-Q quarterly reports, and are thus considered domestic issuers by the U.S. Securities and Exchange Commission (SEC).

New Policy Application: In general, country of incorporation will still be the basis for policy application. However, ISS will generally apply its U.S. policies to the extent possible with respect to issuers that file DEF 14As, 10-K annual reports, and 10- Q quarterly reports, and are thus considered domestic issuers by the U.S. Securities and Exchange Commission (SEC).

Rationale for Update: In recent years, certain companies that are listed on a U.S. exchange have "redomesticated," i.e., re- incorporated outside the United States. As a result, many of these issuers have found themselves subject to a combination of governance regulations and best practice standards that may not be entirely compatible with ISS' policy approach based exclusively on country of incorporation. The intent of this policy change is to apply policies that are more compatible with standards applicable in an issuer's market of operation. While incorporated outside the United States, issuers that are listed on a U.S. exchange are considered U.S. domestic issuers by the SEC. In our 2010-2011 Policy Survey, 85 percent of institutional investors surveyed were in favor of this change. The adoption of this policy will result in the transfer of approximately 74 companies to be evaluated generally under ISS' U.S. policies. In the future, we will continue to look at potential transfers of companies that are incorporated in one jurisdiction but listed elsewhere.

2011 European Corporate Governance Policy Updates	-4-

BOARD

Corporate Governance Issue:

Board Independence (Austria)

Current Recommendation:

For the markets of Belgium, Germany, France, Spain, Switzerland, and the Netherlands, vote AGAINST the election or reelection of any non-independent directors (excluding the CEO) if the proposed board is not at least 50-percent independent (as defined by ISS' director categorization guidelines). If a nominee cannot be categorized, ISS will assume that person is non-independent and include that nominee in the calculation. The policy will apply to core companies in these six markets.

For German core companies where the board must consist of labor representatives by law, ISS will require that one-third of the total board be independent. For Swedish, Norwegian, and Danish local blue chip and/or MSCI EAFE companies, this policy will apply to shareholder-elected board members. In addition, ISS will require that one-third of the total board (shareholder-elected members and labor representatives) be independent non-executive directors.

Key Change: Include Austria to the markets for which ISS' European policy on board independence applies, including a carve-out for Austrian companies that are legally required to nominate labor representatives.

New Recommendation: For the markets of Austria, Belgium, Germany, France, Spain, Switzerland, and the Netherlands, vote AGAINST the election or reelection of any non-independent directors (excluding the CEO) if the proposed board is not at least 50-percent independent (as defined by ISS' director categorization guidelines). If a nominee cannot be categorized, ISS will assume that person is non-independent and include that nominee in the calculation. The policy will apply to core companies in these seven markets.

For Austrian and German core companies where the board must include labor representatives by law, ISS will require that one-third of the total board be independent. For Swedish, Norwegian, and Danish local blue chip and/or MSCI EAFE companies, this policy will apply to shareholder-elected board members. In addition, ISS will require that one-third of the total board (shareholder-elected members and labor representatives) be independent non-executive directors.

Rationale for Update:

Given that new Austrian Company Law requires that companies disclose detailed information on all supervisory board nominees (such as their names, CVs, and declaration of independence) on their Web sites no later than 21 days prior to the general meeting, ISS will be including Austria when applying this policy in 2011. In previous years, this information was not available until up to seven days prior to the meeting.

Corporate Governance Issue:

Disclosure of Nominee Names (Europe)

Current Recommendation:

2011 European Corporate Governance Policy Updates	-5-

For 13 markets (Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Norway, Spain, Sweden, and Switzerland) vote AGAINST the (re)election of any directors when the names of the nominees are not available at the time the ISS analysis is being written. This policy will be applied to all companies in these markets, for bundled as well as unbundled items.

For Austrian, Portuguese, and Greek companies that are part of a local blue chip market index and/or listed in the MSCI- EAFE, vote AGAINST the (re)election of directors if the names are not disclosed in a timely manner. In addition, ISS may recommend a vote AGAINST directors at companies outside the MSCI EAFE index and/or the local blue chip market index if the names of all nominees have not been disclosed and there are other concerns or egregious practices (such as in the case where another policy has already been pursued).

Key Change: Cancel the carve-out in the second paragraph for Austrian, Portuguese, and Greek companies, and apply this policy for all markets under ISS' European policy.

New Recommendation:

Vote AGAINST the (re)election of any directors when the names of the nominees are not available at the time the ISS analysis is being written. This policy will be applied to all companies in these markets, for bundled as well as unbundled items.

Rationale for Update:

The goal of this policy amendment is to cancel the current carve-outs for Austria, Portugal, and Greece where this policy currently applies only to those companies that are part of a local blue chip market index and/or listed in the MSCI-EAFE index. Good corporate governance standards in almost all western European markets, however, require disclosure of fundamental information, such as nominee names, in an appropriate time prior to a general meeting. Consequently, a company in a developed western European market, such as Austria, Portugal, or Greece, should not deviate from this fundamental governance principle that ISS strongly supports and upon which it bases this updated policy. For markets that are part of the European Union, the European Commission backed this principle when it adopted the Shareholder Rights Directive 2007/36/EC of July 11, 2007. The Directive encourages companies to disclose the names of the nominees to the board of directors or the supervisory board and states that shareholders should be able to cast informed votes at, or in advance of, the general meeting, no matter where they reside.

Corporate Governance Issue:

Combined Chair/CEO (Europe)

Current Recommendation:

Generally vote AGAINST a combined chair/CEO at core companies in European markets unless the company provides compelling reasons for a combination of the roles, or if there are exceptional circumstances that justify combining the roles.

Considerations should be given to any of the following exceptional circumstances on a CASE-BY-CASE basis:

  The company substantially demonstrates that the separation of the roles of chair and CEO would have a disproportionately negative effect on the company's economic situation;

2011 European Corporate Governance Policy Updates	-6-

  The company substantially demonstrates that the separation of the roles of chair and CEO would have a negative effect on shareholder value;

  The company provides assurance that the chair/CEO would only serve in the combined role on an interim basis, with the intent of separating the roles within a given timeframe; or

  The company provides other compelling reasons to justify a combined chair/CEO.

In all of the above cases, the company would need to provide adequate control mechanisms on the board (such as a lead independent director, a high overall level of board independence, and a high level of independence on the boar d's key committees) in order for ISS to consider a favorable vote recommendation for a combined chair/CEO.

This policy will be applied to all core companies in European markets that propose the (re)election of a combined chair/CEO to the board, including cases where the chair/CEO is included in an election by slate.

Key Changes: Remove the exceptional circumstances presented under the first, second, and fourth bullet points above, and keep the "interim situation" presented under the third bullet point as the only circumstance justifying that the two positions not be split.

New Recommendation:

Vote AGAINST (re)election of a combined chair/CEO at core companies in European markets.

However, when the company provides assurance that the chair/CEO would only serve in the combined role on an interim basis (no more than two years), with the intent of separating the roles within a given time frame, considerations should be given to these exceptional circumstances. In this respect, the vote recommendation would be made on a CASE-BY-CASE basis. In order for ISS to consider a favorable vote recommendation for a combined chair/CEO to serve on an interim basis, the company would need to provide adequate control mechanisms on the board (such as a lead independent director, a high overall level of board independence, and a high level of independence on the board’s key committees).

This policy will be applied to all core companies in European markets that propose the (re)election of a combined chair/CEO to the board, including cases where the chair/CEO is included in an election by slate.

Rationale for Update: This policy amendment more precisely reflects ISS' actual policy application that is based on current market practice and gives special consideration to companies that publicly disclose their intention to make the combined chair/CEO an interim position and to separate the roles within a maximum time frame of two years. Combining the roles of chair and CEO may result in concentration of power and blurs the lines between the duties of the CEO versus the duti es of the chair, thus posing a potential risk to shareholders. European markets have further moved toward broad acceptance of the separation of the chair and CEO roles, as reflected by general practice among European public companies, as well as the adoption of best practice recommendations to this end in local corporate governance codes and, therefore, the interim appointment has come to represent the only potentially acceptable explanation for a combination of the roles in Europe . The amended policy would be applied for all European markets.

2011 European Corporate Governance Policy Updates	-7-

Corporate Governance Issue:

Composition of Nominating Committees (Sweden/Norway/Finland)

Current Recommendation:

While ISS prefers that all key committees be composed of non-executive board members who are accountable to all shareholders, we recognize that it is market practice in Sweden/Norway to have non-board members that are representatives of major shareholders serving on the nominating committee. Vote FOR proposals to elect a nominating committee consisting of mainly non-board members, but advocate disclosure of the names of the proposed candidates to the committee in the meeting notice, which is not common practice.

Vote FOR shareholder proposals calling for disclosure of the names of the proposed candidates at the meeting, as well as the inclusion of a representative of minority shareholders in the committee.

For Swedish companies subject to the Swedish Code of Corporate Governance, vote AGAINST proposals to elect a nominating committee if any one of the following conditions is met:

1. A member of the executive management would be a member of the committee;

2. More than one board member who is dependent on a major shareholder would be on the committee; or

3. The chair of the board would also be the chair of the committee.

In cases where the principles for the establishment of the nominating committee, rather than the election of the committee itself, are being voted on, vote AGAINST the adoption of the principles if any of the above conditions are met for the current committee, and there is no publicly available information indicating that this would no longer be the case for the new nominating committee.

Key Changes: This policy will be extended to Finland and specifies for Sweden that ISS will only recommend AGAINST committees that violate one or more of the conditions above if the company is on the MSCI-EAFE or local main index. For Norway, the policy remains unchanged.

New Recommendation:

Vote FOR proposals in Sweden, Norway, and Finland to elect or appoint a nominating committee consisting mainly of non- board members.

Vote FOR shareholder proposals calling for disclosure of the names of the proposed candidates at the meeting, as well as the inclusion of a representative of minority shareholders in the committee.

The above policy notwithstanding, vote AGAINST proposals in Sweden to elect or appoint such a committee if the company is on the MSCI-EAFE or local main index and the following conditions are met:

1. A member of the executive management would be a member of the committee;

2. More than one board member who is dependent on a major shareholder would be on the committee; or

3. The chair of the board would also be the chair of the committee.

2011 European Corporate Governance Policy Updates	-8-

In cases where the principles for the establishment of the nominating committee, rather than the election of the committee itself, are being voted on, vote AGAINST the adoption of the principles if any of the above conditions are met for the current committee, and there is no publicly available information indicating that this would no longer be the case for the new nominating committee.

Rationale for Update: The policy amendment is to bring Finnish policy in line with the rest of the Nordic region as the Finnish Code of Corporate Governance was updated in 2010 to allow for non-board participation in nominating committees. The Code has previously prohibited such arrangements. Following the financial crisis, the inclusion of non- board members (shareholders) is now more acceptable among the corporate governance community in a region where it already is market practice. Moreover, the updated Swedish policy addresses the board size and composition constraints faced by smaller companies by making the policy applicable only to Swedish companies on the MSCI-EAFE or local main index .

2011 European Corporate Governance Policy Updates	-9-

COMPENSATION

Corporate Governance Issue:

Compensation Guidelines (Europe)

Current Recommendation:

European Compensation Guidelines

The assessment of compensation should strictly follow the ISS Global Principles on Executive Compensation, which are detailed below. These principles are supported by recommended guidelines published by the EU Commission.

ISS may recommend a vote AGAINST compensation-related resolutions in cases where boards have failed to demonstrate good stewardship of investors' interests regarding executive compensation practices.

(A) The ISS Global Principles on Executive Compensation underlie market-specific policies in all markets:

1. Maintain appropriate pay-for-performance alignment with emphasis on long-term shareholder value;

2. Avoid arrangements that risk “pay for failure;”

3. Maintain an independent and effective compensation committee;

4. Provide shareholders with clear, comprehensive compensation disclosures;

5. Avoid inappropriate pay to non-executive directors.

In applying the Five Global Principles, ISS has formulated European Compensation Guidelines which take into account local market practices. The Guidelines provide a clear framework of compensation best practices in keeping with fast-evolving European market-specific best practice recommendations for policies and packages that are becoming more innovative and robust.

(B) Implementation of guidelines for European markets "say on pay" proposals:

ISS will evaluate management proposals seeking ratification of a European company's compensation policy on a case-by- case basis.

In support of the new EU recommended guidelines, ISS believes that seeking annual shareholder approval for a company's compensation policy is a positive corporate governance provision.

ISS will generally recommend a vote AGAINST a company's compensation-related proposal due to one or a combination of several of the following factors:

  The proposed compensation policy/report was not made available to shareholders in a timely manner;

  The level of disclosure of the proposed compensation policy is below what local market best practice standards dictate;

  Concerns exist with respect to the disclosure or structure of the bonus or other aspects of the compensation policy such as pensions, severance terms, and discretionary payments;

  Concerns exist surrounding the company's long-term incentive plan(s), including but not limited to, dilution, vesting period, and performance conditions:

2011 European Corporate Governance Policy Updates	-10-

o     The potential dilution from equity-based compensation plans exceeds ISS guidelines (the dilution must not exceed 5 percent for mature companies or 10 percent for growth companies);

o     Any short- or long-term compensation plans do not include a maximum award limit. For example, in the Netherlands and the United Kingdom, we expect plans to include individual award limit;

o     There is not a clear link between a company's performance and share awards;

o      Long-Term Share Plans do not include sufficiently challenging performance criteria and vesting periods (a minimum three-year vesting period). Performance standards must be quantifiable and fully disclosed, with relative performance measures being preferred. However companies may choose targets other than relative financial measures provided that those measures are relevant to their business and an explanation is provided.

o      Share Option Plans or Share Plans do not contain acceptable vesting periods (a minimum three-year vesting period) or provide insufficient disclosure of:

•   The exercise/strike price (options);

•   Discount on grant (outside of market practice);

•   Performance criteria

o      Related-party transactions with a current company executive regarding post-mandate exercise of share- based plans (or an auditor's report including such a transaction) if the transaction implies an adverse impact on shareholders' interests or is not in line with good market practices;

  Severance payments in excess of 24 months pay;

  Severance payments should not exceed 12 months of fixed pay (in the United Kingdom);

  Severance pay should not exceed one year's fixed salary or two years if the executive is dismissed during his/her first term of office (in the Netherlands);

  Provision of stock option grants, or similarly structured equity-based compensation, to non-executive directors;

  The policy or plan is in breach of any other supplemental market specific ISS voting policies.

The above applies as supported by local market best practice standards and practices and in markets which operate a "comply or explain" regime, if no compelling reason/justification has been provided.

Non-Executive Director Compensation

Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote on non-executive director compensation proposals that include both cash and share-based components on a CASE-BY- CASE basis.

Vote on proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

Vote AGAINST non-executive director compensation if documents (general meeting documents, annual report) provided prior to the general meeting do not mention fees paid to non-executive directors.

Vote AGAINST non-executive director remuneration if the company intends to excessively increase the fees in comparison with market/sector practices, without stating compelling reasons that justify the increase.

Vote AGAINST proposals that provide for the granting of stock options, or similarly structured equity-based compensation, to non-executive directors.

2011 European Corporate Governance Policy Updates	-11-

Key Changes: Strengthen the power of sanction in case of discretionary payments/pay for failure; establish the link between performance and actual pay; and include reference to market practice and disclosure with respect to severance payment and other compensation practices.

New Recommendation:

Preamble

The assessment of compensation follows the ISS Global Principles on Executive and Director Compensation which are detailed below. These principles take into account global corporate governance best practice.

The ISS Global Principles on Compensation underlie market-specific policies in all markets:

1. Provide shareholders with clear, comprehensive compensation disclosures;

2. Maintain appropriate pay-for-performance alignment with emphasis on long-term shareholder value;

3. Avoid arrangements that risk “pay for failure;”

4. Maintain an independent and effective compensation committee;

5. Avoid inappropriate pay to non-executive directors.

In line with European Commission Recommendation 2004/913/EC, ISS believes that seeking annual shareholder approval for a company's compensation policy is a positive corporate governance provision.

In applying the Five Global Principles, ISS has formulated European Compensation Guidelines which take into account local codes of governance, market best practice, and the Recommendations published by the European Commission. ISS analyzes compensation-related proposals based on the role of the beneficiaries and has therefore divided its executive and director compensation policy into two domains:

I. Executive compensation-related proposals; and

II. Non-executive director compensation-related proposals

Executive compensation-related proposals

ISS will evaluate management proposals seeking ratification of a company's executive compensation-related items on a CASE-BY-CASE basis, and will generally recommend a vote AGAINST a company's compensation-related proposal if such proposal fails to comply with one or a combination of several of the global principles and their corresponding rules:

1. Provide shareholders with clear and comprehensive compensation disclosures:

1.1 Information on compensation-related proposals shall be made available to shareholders in a timely manner;

1.2 The level of disclosure of the proposed compensation policy shall be sufficient for shareholders to make an informed decision and shall be in line with what local market best practice standards dictate;

1.3 Companies shall adequately disclose all elements of the compensation, including:

1.3.1 Any short- or long-term compensation component must include a maximum award limit.

1.3.2 Long-term incentive plans must provide sufficient disclosure of (i) the exercise price/strike price (options); (ii) discount on grant; (iii) grant date/period; (iv) exercise/vesting period; and, if applicable, (v) performance criteria.

1.3.3 Discretionary payments, if applicable.

2. Maintain appropriate pay-for-performance alignment with emphasis on long-term shareholder value:

2011 European Corporate Governance Policy Updates	-12-

2.1 The structure of the company's short-term incentive plan shall be appropriate.

2.1.1 The compensation policy must notably avoid guaranteed or discretionary compensation.

2.2 The structure of the company's long-term incentives shall be appropriate, including, but not limited to, dilution, vesting period, and, if applicable, performance conditions.

2.2.1 Equity-based plans or awards that are linked to long-term company performance will be evaluated using ISS' general policy for equity-based plans; and

2.2.2 For awards granted to executives, ISS will generally require a clear link between shareholder value and awards, and stringent performance-based elements.

2.3 The balance between short- and long-term variable compensation shall be appropriate

2.3.1 The company's executive compensation policy must notably avoid disproportionate focus on short-term variable element(s)

3. Avoid arrangements that risk “pay for failure”:

3.1 Severance pay agreements must not be in excess of (i) 24 months' pay or of (ii) any more restrictive provision pursuant to local legal requirements and/or market best practices.

3.2 Arrangements with a company executive regarding pensions and post-mandate exercise of equity- based awards must not result in an adverse impact on shareholders' interests or be misaligned with good market practices.

3.3 The board shall demonstrate good stewardship of investor's interests regarding executive compensation practices.

3.3.1 There shall be a clear link between the company's performance and variable awards.

3.3.2 There shall not be significant discrepancies between the company's performance and real executive payouts.

4. Maintain an independent and effective compensation committee:

4.1 No executives may serve on the compensation committee.

4.2 In certain markets the compensation committee shall be composed of a majority of independent members, as per ISS policies on director election and board or committee composition.

In addition to the above, ISS will generally recommend a vote AGAINST a compensation-related proposal if such proposal is in breach of any other supplemental market-specific ISS voting policies.

Non-Executive Director Compensation

5. Avoid inappropriate pay to non-executive directors.

ISS will generally recommend a vote FOR proposals to award cash fees to non-executive directors, and will otherwise:

Recommend a vote AGAINST where:

  Documents (including general meeting documents, annual report) provided prior to the general meeting do not mention fees paid to non-executive directors.

  Proposed amounts are excessive relative to other companies in the country or industry.

  The company intends to increase the fees excessively in comparison with market/sector practices, without stating compelling reasons that justify the increase.

  Proposals provide for the granting of stock options, or similarly structured equity-based compensation, to non- executive directors.

  Proposals introduce retirement benefits for non-executive directors.

2011 European Corporate Governance Policy Updates	-13-

And recommend a vote on a CASE-BY-CASE basis where:

  Proposals include both cash and share-based components to non-executive directors.

  Proposals bundle compensation for both non-executive and executive directors into a single resolution.

Equity-based compensation Guidelines

ISS will generally recommend a vote FOR equity based compensation proposals for employees if the plan(s) are in line with long-term shareholder interests and align the award with shareholder value. This assessment includes, but is not limited to, the following factors:

The volume of awards transferred to participants must not be excessive: the potential volume of fully diluted issued share capital from equity-based compensation plans must not exceed the following ISS guidelines:

  The shares reserved for all share plans may not exceed 5 percent of a company's issued share capital, except in the case of high-growth companies or particularly well-designed plans, in which case we allow dilution of between 5 and 10 percent: in this case, we will need to have performance conditions attached to the plans which should be acceptable under ISS criteria (challenging criteria);

The plan(s) must be sufficiently long-term in nature/structure: the minimum vesting period must be no less than three years from date of grant;

The awards must be granted at market price. Discounts, if any, must be mitigated by performance criteria or other features that justify such discount.

If applicable, performance standards must be fully disclosed, quantified, and long-term, with relative performance measures preferred.

Rationale for Update:

According to our 2010-2011 Policy Survey, a substantial majority of both investors and issuers cited performance criteria and the pay-for-performance link as being among the three biggest concerns in evaluating long-term incentive plans. An overwhelming majority of investor respondents indicated that pay-for-performance disconnects (increasing compensation with declining performance) could warrant a negative vote. A majority of investor respondents also cited that disclosure issues (inconsistent and vague disclosure, especially surrounding performance) could warrant a negative vote.

For long-term investors, it is of utmost concern that a company's executive compensation system provides a clear link between pay and sustainable, long-term performance. When determining whether a company's compensation system appropriately links pay to performance, investors will naturally look at both the company's stated compensation principles as well as its application of those principles in the past, in order to assess the likelihood that the company's pay principles will be applied consequently in future years. When a company's disclosure gives the appearance that its compensation practices are not in line with its stated policy, the result is that the credibility of the entire compensation policy is thrown into question. Therefore, if disclosure is such that an investor could reasonably conclude that the company's pay allocations deviate significantly from its stated compensation policy, then ISS may make a negative vote recommendation.

2011 European Corporate Governance Policy Updates	-14-

Moreover, the new policy takes into account local best practice or legal requirements that are stricter than ISS' guidelines, and subsequently eliminates reference to market-specific policies. The policy on severance pay agreements still maintains the upper limit of 24 months' pay (both fixed and short-term variable), but otherwise refers to more stringent local provisions, if any, e.g., the Netherlands or Belgium as of 2011, instead of explicit carve-outs.

2011 European Corporate Governance Policy Updates	-15-

CAPITAL MEASURES & AUDITORS

Corporate Governance Issue:
Antitakeover Mechanisms (France)

Current Recommendation: Vote AGAINST all anti-takeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

For France, vote management proposals to approve the issuance of warrants in the context of a takeover offer (poison pills) on a CASE-BY-CASE basis. In general, ISS would consider recommending a vote FOR such authority only if these basic minimum requirements were met, and there were no other overriding concerns:

In terms of disclosure the company would need to provide:

  The circumstances under which the board intends to issue warrants;

  A commitment to provide a board report at the time of issue on why an offer is not in the interest of shareholders;

  The pricing terms of the warrants;

  That there are no other protective or entrenchment tools;

  That the exercise of issued warrants leads to a maximum capital increase of 25 percent and/or provides for a shareholder-friendly provision that automatically cancels issued warrants when a majority of shareholders have tendered their shares.

Vote AGAINST in all other situations, including where the information disclosed is insufficient or undisclosed in a timely manner to evaluate the request.

If the company decides to consult its shareholders during a takeover, the recommendations on management proposals to approve the issuance of warrants during a takeover offer (poison pills) should be determined on a CASE-BY-CASE basis. Because this resolution is proposed during a takeover, the position of ISS will be:

(i) Either to decide that the takeover is in the best interests of shareholders and therefore recommend that shareholders vote against the issuance of warrants; or

(ii) To decide that the takeover is not in the best interests of shareholders and therefore recommend that shareholders vote for the issuance of warrants (allowing the board to negotiate directly with the bidder).

Key Change: Remove the France-specific carve-out and apply European policy to the French market.

New Recommendation:

Vote AGAINST all anti-takeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

2011 European Corporate Governance Policy Updates	-16-

Rationale for Update: ISS' current CASE-BY-CASE policy was adopted at a time when no specific provisions were formulated by French legislation for the convening of a general meeting during a takeover period. Therefore, the final meeting notice (including final agenda, meeting date, time, and location) had to be published, like for any other general meeting, 15 days before the meeting date upon first call and six days before the meeting date upon second call. Considering the duration of a hostile offer in France (up to 25 days), issuers had insufficient time to convene a general meeting during a takeover and that shareholders could not directly vote on the issuance of free warrants. Therefore, ISS accepted, under certain conditions, an 18-month authorization to issue free warrants in case of a takeover.

A change of the French Commercial Code, however, now gives issuers enough time to convene a general meeting in order to give shareholders an opportunity to vote on the issuance of free warrants. Therefore, there is no longer a reason to support an 18-month authorization to issue free warrants granted to the board and as such, ISS will recommend a vote AGAINST all anti-takeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Corporate Governance Issue:
Appointment of Auditors (Europe)

Current Recommendation:

Vote FOR the reelection of auditors and/or proposals authorizing the board to fix auditor fees, unless:

  There are serious concerns about the procedures used by the auditor;

  There is reason to believe that the auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position;

  External auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company;

  Name of the proposed auditors has not been published*; The auditors are being changed without explanation*; or

  Fees for non-audit services exceed standard annual audit-related fees (only applies to companies on the MSCI

  EAFE index and/or listed on any country main index).

In circumstances where fees for non-audit services include fees related to significant one-time capital structure events (initial public offerings, bankruptcy emergencies, and spin-offs) and the company makes public disclosure of the amount and nature of those fees, which are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit fees.

For concerns related to the audit procedures, independence of auditors, and/or name of auditors, ISS may recommend AGAINST the auditor (re)election. For concerns related to fees paid to the auditors, ISS may recommend AGAINST remuneration of auditors if this is a separate voting item; otherwise ISS may recommend AGAINST the auditor election.

*In Austria, Greece, Spain, and Portugal, this is only applicable to companies on the MSCI EAFE index and/or listed on the main index. In all other markets this policy is applicable to all companies.

2011 European Corporate Governance Policy Updates	-17-

Key Change: Remove the carve-out for Austria, Greece, Spain, and Portugal that applies to the fourth and fifth bullet point of the current policy above, for which the policy is only applicable to companies included in the MSCI EAFE index and/or listed on the main index, and apply this policy for all markets under ISS' European policy.

New Recommendation:

Vote FOR the reelection of auditors and/or proposals authorizing the board to fix auditor fees, unless:

-     There are serious concerns about the procedures used by the auditor;

-     There is reason to believe that the auditor has rendered an opinion, which is neither accurate nor indicative of the company's financial position;

-     External auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company;

-     Name of the proposed auditors has not been published;

-     The auditors are being changed without explanation; or

-     Fees for non-audit services exceed standard annual audit-related fees (only applies to companies on the MSCI EAFE index and/or listed on any country main index).

In circumstances where fees for non-audit services include fees related to significant one-time capital structure events (initial public offerings, bankruptcy emergencies, and spin-offs) and the company makes public disclosure of the amount and nature of those fees, which are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit fees.

For concerns related to the audit procedures, independence of auditors, and/or name of auditors, ISS may recommend AGAINST the auditor (re)election. For concerns related to fees paid to the auditors, ISS may recommend AGAINST remuneration of auditors if this is a separate voting item; otherwise ISS may recommend AGAINST the auditor election.

Rationale for Update:

Good corporate governance standards in almost all western markets require disclosure of fundamental information, such as names of the auditors or the explanation why auditors have been changed, in an appropriate time prior to a general meeting. Consequently, a company in a developed western European market, such as Austria, Spain, Portugal, or Greece, should not deviate from this fundamental governance principle that ISS strongly supports and upon which it bases this updated policy, similar to the above policy amendment regarding the disclosure of nominee names.

2011 European Corporate Governance Policy Updates	-18-

Canadian Corporate Governance Policy

2011 Updates

November 19, 2010

Research Central

Institutional Shareholder Services Inc.

Copyright © 2010 by ISS

www.issgovernance.com

ISS' Canadian Corporate Governance Policy

2011 Updates

Effective for Meetings on or after Feb. 1, 2011

Updated Nov. 19, 2010

DISCLOSURE/DISCLAIMER ..................................................................................................................................	3

RESEARCH COVERAGE .........................................................................................................................................	4

Country of Incorporation vs. Country of Listing— Application of Policy .......................................................	4

BOARD – TSX GUIDELINE ....................................................................................................................................	5

Board Independence/Board Committee Structure ..............................................................................................	5
Majority Independent Board/Separate Compensation and Nominating Committees ................................	5

COMPENSATION – TSX GUIDELINE .................................................................................................................	7

Equity Compensation Plans .....................................................................................................................................	7
Dilution and Burn Rate Assessment Where No Compensation Model Applies ........................................	7

CAPITAL/RESTRUCTURING – TSX GUIDELINE ............................................................................................	9

Articles of Incorporation/ By-Laws .......................................................................................................................	9

SHAREHOLDER RIGHTS & DEFENSES – TSX GUIDELINE .........................................................................	11

Poison Pills (Shareholder Rights Plans) ..............................................................................................................	11

BOARD – TSX VENTURE GUIDELINE .................................................................................................................	14

Insiders on Key Committees .....................................................................................................................................	14

2011 Canadian Corporate Governance Policy Updates	-2-

DISCLOSURE/DISCLAIMER

This document and all of the information contained in it, including without limitation all text, data, graphs, charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (“ISS”), its subsidiaries, or in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits) or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

2011 Canadian Corporate Governance Policy Updates	-3-

RESEARCH COVERAGE

Corporate Governance Issue:

Country of Incorporation vs. Country of Listing— Application of Policy

Current Policy Application: ISS currently applies its benchmark policy based on an issuer’s country of incorporation, as generally this approach has been compatible with the appropriate regulatory and operating environment.

Key Change: Apply U.S. policy to issuers that are incorporated outside the United States but file DEF 14As, 10-K annual reports, and 10-Q quarterly reports, and are thus considered domestic issuers by the U.S. Securities and Exchange Commission (SEC).

New Policy Application: In general, country of incorporation will still be the basis for policy application. However, ISS will generally apply its U.S. policies to the extent possible with respect to issuers that file DEF 14As, 10-K annual reports, and 10- Q quarterly reports, and are thus considered domestic issuers by the U.S. Securities and Exchange Commission (SEC).

Rationale for Update: In recent years, certain companies that are listed on a U.S. exchange have "redomesticated," i.e., re- incorporated outside the United States. As a result, many of these issuers have found themselves subject to a combination of governance regulations and best practice standards that may not be entirely compatible with ISS' policy approach based exclusively on country of incorporation. The intent of this policy change is to apply policies that are more compatible with standards applicable in an issuer's market of operation. While incorporated outside the United States, issuers that are listed on a U.S. exchange are considered U.S. domestic issuers by the SEC. In our 2010-2011 Policy Survey, 85 percent of institutional investors surveyed were in favor of this change. The adoption of this policy will result in the transfer of approximately 74 companies to be evaluated generally under ISS' U.S. policies. In the future, we will continue to look at potential transfers of companies that are incorporated in one jurisdiction but listed elsewhere.

2011 Canadian Corporate Governance Policy Updates	-4-

BOARD – TSX GUIDELINE

Corporate Governance Issue:

Board Independence/Board Committee Structure

Majority Independent Board/Separate Compensation and Nominating Committees

Current Recommendation: FOR S&P/TSX Composite Companies Only:

Generally vote WITHHOLD from any insider or affiliated outside director (and the whole slate if the slate includes such individual directors) where:

  The board is less than majority independent; OR

  The board lacks a separate compensation or nominating committee.

Key Change: Expand application of policy to all TSX companies

New Recommendation: Applicable to All TSX Companies:

Generally vote WITHHOLD from any insider or affiliated outside director (and the whole slate if the slate includes such individual directors) where:

  The board is less than majority independent; OR

  The board lacks a separate compensation or nominating committee.

Rationale for Update: The policy update reflects best practice as it relates to board/committee independence.

The balance of board influence should reside with independent directors free of any pressures or conflicts which might prevent them from objectively overseeing strategic direction, evaluating management effectiveness, setting appropriate executive compensation, maintaining internal control processes, and ultimately driving long-term shareholder value creation. Canadian best practice as set out in National Policy 58-201 Corporate Governance Guidelines recommends that all company boards should have a majority of independent directors (Board Independence 3.1). In addition, National Policy 58-201 recommends that all company boards should appoint a nominating committee and a compensation committee composed entirely of independent directors (Nomination of Directors 3.10; Compensation 3.15).

A 2008 review of roughly 532 core1 TSX reporting issuers revealed that 19 percent of these issuers either did not have majority independent boards or lacked either a compensation or nominating committee.  A comparable review based on

2010 proxy season shows that of roughly 575 core TSX reporting issuers, about 29 percent fell short on at least one of these three standards.

1 Core refers to those companies having more than 15 ISS institutional client shareholders.

2011 Canadian Corporate Governance Policy Updates	-5-

The published voting guidelines of public funds and other large institutional investors now indicate that votes should be withheld from directors at any company where the board is less than majority independent. Furthermore, feedback from ISS' policy outreach discussions indicates that an overwhelming majority of ISS' clients support application of this policy to the broader TSX market.

2011 Canadian Corporate Governance Policy Updates	-6-

COMPENSATION – TSX GUIDELINE

Corporate Governance Issue:
Equity Compensation Plans

Dilution and Burn Rate Assessment Where No Compensation Model Applies

Current Recommendation:

No formal written policy specifically addressing this need.

Key Change: Codify current practice into policy to supplement the Cost of Equity Plan policy where the compensation model cannot be run applied to lack of historic data for plans introduced as part of Income Trust Conversion or other M&A transaction.

New Recommendation:

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the plan if any of the following factors applies:

      Cost of Equity Plans: The total cost of the company’s equity plans is unreasonable

o  Dilution and Burn Rate: Dilution and burn rate are unreasonable, where the cost of the plan cannot be calculated due to lack of relevant historical data

  Plan Amendment Provisions: The provisions do not meet ISS guidelines

  Non-Employee Director Participation: Participation of directors is discretionary or unreasonable

  Pay for performance: There is a disconnect between CEO pay and the company’s performance

  Repricing Stock Options: The plan expressly permits the repricing of stock options without shareholder approval

  Problematic Pay Practices: The plan is a vehicle for problematic pay practices.

Cost of Equity Plans

Our methodology for reviewing share-based compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of share plans to shareholders) instead of simply focusing on dilution. Using information disclosed by the company and assuming the broadest definition of plan terms, ISS will value equity-based awards using a binomial option pricing model. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This total cost will be expressed as a percentage of market value (i.e. 200-day average share price time common shares outstanding). This result is tested for reasonableness by comparing the figure to an allowable cap derived from compensation plan costs of the top performing quartile of peer companies in each industry group (using Global Industry Classification Standard GICS codes). Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on 44 different variables including company size, market-based performance metrics, and accounting-based performance metrics, for each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upward or downward for the specific company by incorporating the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company’s allowable cap.

Dilution and Burn Rate Assessment

In cases where the cost of the plan cannot be calculated using the binomial model due to lack of historic data for a newly created or merged corporate entity, ISS will apply a dilution and burn rate analysis.

2011 Canadian Corporate Governance Policy Updates	-7-

Generally vote AGAINST the proposed equity plan if the dilution under all company plans would be more than 10 percent of the outstanding shares on a non-diluted basis, OR if the historic burn rate for all company plans has been more than 2 percent per year. If equity has been granted as part of the resolution subject to shareholder approval and the grants made exceed 2 percent of the outstanding shares a vote AGAINST is warranted.

Rationale for Update: In a limited number of cases, it is not possible to calculate the SVT using the binomial model due to a lack of historical data required for certain model inputs. This situation arises in the case of income trust conversions and other M&A transactions where the resulting corporate entity would not have enough relevant historic data (i.e., average share price or volatility), to use a binomial model evaluation. The dilution and burn rate assessment described here has been implemented in these cases and the policy document is being updated to reflect this additional policy application. The thresholds implemented in the policy reflect the maximum allowable as per the guidelines of institutional investors.

2011 Canadian Corporate Governance Policy Updates	-8-

CAPITAL/RESTRUCTURING – TSX GUIDELINE

Corporate Governance Issue:
Articles of Incorporation/ By-Laws

Current Recommendation:

Generally vote FOR proposals to amend or replace bylaws if:

  The purpose of the amendment is to clarify ambiguity, reflect changes in corporate law, streamline years of amendments, or other “housekeeping” amendments; and

  The bylaws as amended will not result in any of the three unacceptable governance provisions set out in the following paragraph.

Vote AGAINST a new bylaw proposal, if any of the following conditions applies:

  The quorum for a meeting of shareholders is set below two persons holding 25 percent of the eligible vote (this may be reduced in the case of a small company where it clearly has difficulty achieving quorum at a higher level, but we oppose any quorum below 10 percent);

  The quorum for a meeting of directors is less than 50 percent of the number of directors; and

  The chair of the board has a casting vote in the event of a deadlock at a meeting of directors.

Key Change: Clarify that an against recommendation may also result if the proposed articles/bylaws raise other corporate governance concerns such as granting blanket discretionary authority to the board related to capital authorization or alteration of capital structure without shareholder approval.

New Recommendation:

Generally vote FOR proposals to amend or replace articles of incorporation or bylaws if:

  The purpose of the amendment is to clarify ambiguity, reflect changes in corporate law, streamline years of amendments, or other “housekeeping” amendments; and

  The bylaws as amended will not result in any of the unacceptable governance provisions set out in the following paragraph.

Vote AGAINST proposals to amend or replace articles/bylaws if any of the following conditions applies:

  The quorum for a meeting of shareholders is set below two persons holding 25 percent of the eligible vote (this may be reduced in the case of a small company where it clearly has difficulty achieving quorum at a higher level, but we oppose any quorum below 10 percent);

  The quorum for a meeting of directors is less than 50 percent of the number of directors;

  The chair of the board has a casting vote in the event of a deadlock at a meeting of directors; and

  The proposed articles/bylaws raise other corporate governance concerns, such as granting blanket authority to the board with regard to capital authorizations or alteration of capital structure without shareholder approval.

2011 Canadian Corporate Governance Policy Updates	-9-

Rationale for Update: ISS includes three specific criteria in its policy guidelines with respect to article or bylaw provisions that raise investor concerns regarding shareholder rights and independent board representation. In addition, board discretion to adopt or implement practices that would have a negative impact on shareholders without giving shareholders the opportunity to vote on such actions should not be supported. For example, blanket authority granting the board discretion to create or issue an unlimited number of blank check preferred shares without prior shareholder approval would not be supported.

2011 Canadian Corporate Governance Policy Updates	-10-

SHAREHOLDER RIGHTS & DEFENSES – TSX GUIDELINE

Corporate Governance Issue:

Poison Pills (Shareholder Rights Plans)

Current Recommendation:

Vote CASE-BY-CASE on management proposals to ratify a shareholder rights plan (poison pill) taking into account whether it conforms with "new generation" rights plans and its scope is limited to the following two specific purposes:

  To give the board more time to find an alternative value enhancing transaction; and

  To ensure the equal treatment of all shareholders.

Vote AGAINST plans that go beyond these purposes if:

  •    The plan gives discretion to the board to either:

o  Determine whether actions by shareholders constitute a change in control;

o  Amend material provisions without shareholder approval;

o  Interpret other provisions;

o  Redeem the rights or waive the plan’s application without a shareholder vote; or

o  Prevent a bid from going to shareholders.

  •   The plan has any of the following characteristics:

o  Unacceptable key definitions;

o  Flip-over provision;

o  Permitted bid period greater than 60 days;

o  Maximum triggering threshold set at less than 20 percent of outstanding shares;

o  Does not permit partial bids;

o  Bidder must frequently update holdings;

o  Requirement for a shareholder meeting to approve a bid; and

o  Requirement that the bidder provide evidence of financing.

  •   The plan does not:

o  Include an exemption for a “permitted lock up agreement;”

o  Include clear exemptions for money managers, pension funds, mutual funds, trustees, and custodians who are not making a takeover bid; and

o  Exclude reference to voting agreements among shareholders.

Key Change: Add reference to two new unacceptable features: Shareholder Endorsed Insider Bid and Derivatives Clause found in the key definitions, each of which would result in an against vote recommendation.

New Recommendation:

Vote CASE-BY-CASE on management proposals to ratify a shareholder rights plan (poison pill) taking into account whether it conforms with "new generation" rights plans and its scope is limited to the following two specific purposes:

2011 Canadian Corporate Governance Policy Updates	-11-

  To give the board more time to find an alternative value enhancing transaction; and

  To ensure the equal treatment of all shareholders.

Vote AGAINST plans that go beyond these purposes if:

 •   The plan gives discretion to the board to either:

o  Determine whether actions by shareholders constitute a change in control;

o  Amend material provisions without shareholder approval;

o  Interpret other provisions;

o  Redeem the rights or waive the plan’s application without a shareholder vote; or

o  Prevent a bid from going to shareholders.

•   The plan has any of the following characteristics:

o  Unacceptable key definitions;

o  Reference to Derivatives Contracts within definition of Beneficial Owner;

o  Flip-over provision;

o  Permitted bid period greater than 60 days;

o  Maximum triggering threshold set at less than 20 percent of outstanding shares;

o  Does not permit partial bids;

o  Includes Shareholder Endorsed Insider Bid provision;

o  Bidder must frequently update holdings;

o  Requirement for a shareholder meeting to approve a bid; and

o  Requirement that the bidder provide evidence of financing.

•    The plan does not:

o  Include an exemption for a “permitted lock up agreement;”

o  Include clear exemptions for money managers, pension funds, mutual funds, trustees, and custodians who are not making a takeover bid; and

o  Exclude reference to voting agreements among shareholders.

Rationale for Update: The extension of beneficial ownership to encompass derivative securities that may result in deemed beneficial ownership of securities that a person has no right to acquire, goes beyond the acceptable purpose of a rights plan. Under the provision, the person's deemed ownership extends, as well, to any securities owned by an associate or affiliate of the counterparty and includes any securities owned by any second counterparty (and its associates or affiliates) with whom the first counterparty or any of its associates or affiliates enters into a derivatives contract and any successive counterparties with whom any of the previously described persons or any of their associates or affiliates enters into a derivatives contract. As a result, the receiving party may be deemed to own beneficially securities (defined in the Plan as "notional securities") that it has no right to acquire. And if a derivatives contract gives the receiving party a right to acquire the securities to which it relates, the securities would be treated as beneficially owned under the provision (standard paragraph (b) or (ii)) that catches any securities as to which a person or its affiliates or associates has the right to become the owner at law or in equity, where such right is exercisable immediately or within 60 days of the date of the determination of beneficial ownership.

2011 Canadian Corporate Governance Policy Updates	-12-

Also unacceptable to the purpose of a rights plan is the inclusion of a "Shareholder Endorsed Insider Bid" (SEIB) provision which would allow an "Insider" and parties acting jointly or in concert with an Insider an additional avenue to proceed with a takeover bid without triggering the rights plan, in addition to making a Permitted Bid or proceeding with board approval. The SEIB provision generally permits an Insider holding 10 percent of the voting shares to launch a bid by means of a takeover bid circular and requires that more than 50 percent of the common shares held by shareholders other than the Insider and its joint actors, have been tendered to the takeover bid at the time of first take up under the bid. The SEIB provision allows Insiders the ability to take advantage of a less stringent bid provision that is not offered to other bidders who must make a Permitted Bid or negotiate with the board for support.

2011 Canadian Corporate Governance Policy Updates	-13-

BOARD – TSX VENTURE GUIDELINE

Corporate Governance Issue:
Insiders on Key Committees

Current Recommendation:

Generally vote WITHHOLD from individual directors (and the whole slate if the slate includes such individual directors) who:

  Are insiders on the audit committee.

Generally vote WITHHOLD from individual directors (and the whole slate if the slate includes such individual directors) who:

  Are insiders on the compensation committee and the committee is not majority independent.

Generally vote WITHHOLD from individual directors who:

  Are insiders (and the whole slate if the slate includes such individual directors) and the entire board fulfills the role of compensation committee and the board is not majority independent.

The existence of nominating committees among venture issuers is still rare and for this reason we have not extended this policy to nominating committees at this time.

Key Change:  Extending the policy to include the nominating committee.

New Recommendation:

Generally vote WITHHOLD from individual directors (and the whole slate if the slate includes such individual directors) who:

  Are insiders on the audit committee.

Generally vote WITHHOLD from individual directors (and the whole slate if the slate includes such individual directors) who:

  Are insiders on the compensation or nominating committee and the committee is not majority independent.

Generally vote WITHHOLD from individual directors (and the whole slate if the slate includes such individual directors) who:

      Are insiders and the entire board fulfills the role of a compensation or nominating committee and the board is not majority independent.

Rationale for Update: While roughly three-quarters of reporting venture issuers still do not have a separate nominating committee, in cases where there is a separate nominating committee in place, the expectation should be that this key committee should also be majority independent just as the entire board is expected to be majority independent if fulfilling this role. This policy change reflects the growing recognition of the importance of an independent nominating committee and an increased demand for substantive corporate governance requirements even at the venture level, as expressed by institutional investors recently in response to proposed regulatory change that would ease requirements for venture issuers.

2011 Canadian Corporate Governance Policy Updates	-14-

PART C - OTHER INFORMATION

Item 28.           Exhibits.

(a)	(1)

Amended and Restated Declaration of Trust of Registrant dated November 19, 1987 is incorporated herein by reference to Exhibit (1)(a) to Post-Effective Amendment No. 45 as filed with the Commission on September 27, 1996 (Registration No. 2-75677).

	(2)

Amendment dated July 16, 1990 to Amended and Restated Declaration of Trust of Registrant dated November 19, 1987 is incorporated herein by reference to Exhibit (1)(b) to Post-Effective Amendment No. 45 as filed with the Commission on September 27, 1996 (Registration No. 2-75677).

	(3)

Amendment No. 2 dated November 12, 2003 to Amended and Restated Declaration of Trust dated November 19, 1987 of Registrant is incorporated herein by reference to Exhibit 1(c) to the Form N-14 Registration Statement as filed with the Commission on September 21, 2004 (File No. 333-119169).

	(4)

Amendment No. 3 dated February 19, 2010 to Amended and Restated Declaration of Trust dated November 19, 1987 of Registrant is incorporated herein by reference to Exhibit a(4) to Post-Effective Amendment No. 71 as filed with the Commission on April 30, 2010 (Registration No. 2-75677).

(b)	(1)

Registrant's Amended and Restated Code of Regulations dated October 24, 1995 is incorporated herein by reference to Exhibit 2(a) to Post-Effective Amendment No. 45 as filed with the Commission on September 27, 1996 (Registration No. 2-75677).

	(2)

Amendment No. 1 dated November 15, 2006 to Amended and Restated Code of Regulations dated October 24, 1995 is incorporated herein by reference to Exhibit (b)(2) to Post-Effective Amendment No. 61 as filed with the Commission on April 30, 2007 (Registration No. 2-75677).

(c)

See Articles IV, V and VIII of the Amended and Restated Declaration of Trust which is incorporated herein by reference to Exhibit (1)(a) to Post-Effective Amendment No. 45 as filed with the Commission on September 27, 1996 (Registration No. 2-75677); Amendment to Amended and Restated Declaration of Trust which is incorporated herein by reference to Exhibit (1)(b) to Post-Effective Amendment No. 45 as filed with the Commission on September 27, 1996 (Registration No. 2-75677); and Article II, Article V and Sections 6.1 and 6.4 of Article VI of the Amended and Restated Code of Regulations which is incorporated herein by reference to Exhibit 2(a) to Post-Effective Amendment No. 45 as filed with the Commission on September 27, 1996 (Registration No. 2-75677).

(d)	(1)

Amended and Restated Advisory Agreement dated November 1, 2000 between Registrant and Denver Investment Advisors LLC relating to Registrant’s MIDCO Growth Fund, Blue Chip Fund, Small-Cap Opportunity Fund, Mid-Cap Value Fund (formerly the Mid-Cap Opportunity Fund), Small-Cap Opportunity Fund (formerly Small-Cap Growth Fund), Select Fund, International Small Cap Fund (formerly the International Frontier Fund), Flexible Income Fund (formerly the Intermediate-Term Bond Fund), Plus Bond Fund (formerly the Long-Term Bond Fund) and Colorado Tax-Exempt Fund is incorporated herein by reference to Exhibit (d) to Post-Effective Amendment No. 53 as filed with the Commission on September 24, 2001 (Registration No. 2-75677).

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	(2)

Advisory Agreement dated January 15, 2003 between Registrant and Denver Investment Advisors LLC relating to the Sarbanes-Oxley Act of 2002 is incorporated herein by reference to Exhibit (d)(2) to Post-Effective Amendment No. 64  as filed with the Commission on April 2, 2008 (Registration No. 2-75677).

	(3)

Amendment No. 1 dated September 20, 2004 to the Amended and Restated Investment Advisory Agreement dated as of November 1, 2000 between Registrant and Denver Investment Advisors LLC is incorporated herein by reference to Exhibit 99.6(c) to the Form N-14 Registration Statement as filed with the Commission on September 21, 2004 (File No. 333-119169).

	(4)

Amendment No. 2 dated May 21, 2008 to Amended and Restated Investment Advisory Agreement dated as of November 1, 2000 between Registrant and Denver Investment Advisors LLC is incorporated herein by reference to Exhibit (d)(4) to Post-Effective Amendment No. 67 as filed with the Commission on June 23, 2008 (Registration No. 2-75677).

	(5)	Fee Waiver Letter Agreement dated April 30, 2011 among Registrant, ALPS Fund Services, Inc. and Denver Investment Advisors LLC is filed herein.
(e)	(1)

Distribution Agreement dated September 30, 2005 between Registrant and ALPS Distributors, Inc. relating to Registrant’s MIDCO Growth Fund, Blue Chip Fund, Flexible Income Fund, Plus Bond Fund, Growth Fund, Small-Cap Opportunity Fund, Colorado Tax-Exempt Fund, Mid-Cap Value Fund, Small-Cap Value Fund, Select Fund and International Small-Cap Fund is incorporated herein by reference to Exhibit (e)(1) to Post-Effective Amendment No. 60 as filed with the Commission on September 28, 2006 (Registration No. 2-75677).

	(2)

Amendment No. 1 dated May 21, 2008 to the Distribution Agreement dated as of September 30, 2005 between ALPS Distributors, Inc. and Registrant is incorporated herein by reference to Exhibit (e)(2) to Post-Effective Amendment No. 67 as filed with the Commission on June 23, 2008 (Registration No. 2-75677).

	(3)

Form of Broker/Dealer Selling Agreement is incorporated herein by reference to Exhibit (e)(3) to Post-Effective Amendment No. 67 as filed with the Commission on June 23, 2008 (Registration No. 2-75677).

	(4)

Form of Shareholder Servicing Agreement is incorporated herein by reference to Exhibit (e)(4) to Post-Effective Amendment No. 67 as filed with the Commission on June 23, 2008 (Registration No. 2-75677).

	(5)

Anti-Money Laundering Delegation Amendment dated September 30, 2005 to Distribution Agreement dated September 30, 2005 between Registrant and ALPS Distributors, Inc. is incorporated herein by reference to Exhibit (e)(5) to Post-Effective Amendment No. 64 as filed with the Commission on April 2, 2008 (Registration No. 2-75677).

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	(6)

Letter Agreement dated October 1, 2003 between Registrant and ALPS Distributors, Inc. is incorporated herein by reference to Exhibit (7)(a)(iv) to the Form N-14 Registration Statement as filed with the Commission on September 21, 2004 (File No. 333-119169).

(f)

Westcore Trust Deferred Compensation Plan (as amended and restated effective February 13, 2008) is incorporated herein by reference to Exhibit (f) to Post-Effective Amendment No. 64 as filed with the Commission on April 2, 2008 (Registration No. 2-75677).

	(1)	Amendment dated December 31, 2010 to Deferred Compensation Plan is filed herein.
(g)	(1)

Custody Agreement dated October 1, 1999 between Registrant and Bank of New York is incorporated herein by reference to Exhibit (g)(1) to Post-Effective Amendment No. 51 as filed with the Commission on July 18, 2000 (Registration No. 2-75677).

	(2)

Amendment No. 1 dated December 15, 1999 to Custody Agreement dated October 1, 1999 relating to Registrant’s International Small-Cap Fund is incorporated herein by reference to Exhibit (g)(2) to Post-Effective Amendment No. 51 as filed with the Commission on July 18, 2000 (Registration No. 2-75677).

	(3)

Amendment dated July 2, 2001 to Custody Agreement dated as of October 1, 1999 between Bank of New York and Registrant is incorporated herein by reference to Exhibit (g)(7) to Post-Effective Amendment No. 54 as filed with the Commission on September 25, 2002 (Registration No. 2-75677).

	(4)

Amendment and Supplement dated December 15, 2006 to Custody Agreement dated as of October 1, 1999 between Bank of New York and Registrant is incorporated herein by reference to Exhibit (g)(4) to Post-Effective Amendment No. 64 as filed with the Commission on April 2, 2008 (Registration No. 2-75677).

	(5)

Amendment No. 3 dated May 21, 2008 to the Custody Agreement dated as of October 1, 1999 between Bank of New York Mellon Corporation and Registrant is incorporated herein by reference to Exhibit (g)(5) to Post-Effective Amendment No. 67 as filed with the Commission on June 23, 2008 (Registration No. 2-75677).

	(6)

Foreign Custody Manager Agreement dated July 2, 2001 between Bank of New York and Registrant is incorporated herein by reference to Exhibit (g)(6) to Post-Effective Amendment No. 54 as filed with the Commission on September 25, 2002 (Registration No. 2-75677).

	(7)

Amendment No. 1 dated May 21, 2008 to the Foreign Custody Manager Agreement dated July 2, 2001 between Bank of New York Mellon Corporation and Registrant is incorporated herein by reference to Exhibit (g)(7) to Post-Effective Amendment No. 67 as filed with the Commission on June 23, 2008 (Registration No. 2-75677).

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	(8)

Westcore Custody Services Fee Schedule dated August 19, 2009 is incorporated herein by reference to Exhibit g(8) to Post-Effective Amendment No. 71 as filed with the Commission on April 30, 2010 (Registration No. 2-75677).

	(9)

Westcore Restricted Securities Pricing Program Services fee schedule is incorporated herein by reference to Exhibit (g)(10) to Post-Effective Amendment No. 64 as filed with the Commission on April 2, 2008 (Registration No. 2-75677).

(h)	(1)	(i)

Second Amended and Restated Administration Agreement dated January 1, 2006 among Registrant, Denver Investment Advisors LLC and ALPS Mutual Funds Services, Inc. relating to Registrant’s Colorado Tax-Exempt Fund, Plus Bond Fund (formerly known as the Intermediate-Term Bond Fund), Flexible Income Fund (formerly known as the Long-Term Bond Fund), Growth Fund (formerly known as the Growth and Income Fund and the Equity Income Fund), MIDCO Growth Fund, Blue Chip Fund (formerly known as the Modern Value Equity Fund), Small-Cap Opportunity Fund, Small-Cap Value Fund, Mid-Cap Value Fund (formerly known as the Mid-Cap Opportunity Fund), Select Fund and International Small-Cap Fund (formerly known as International Frontier Fund) is incorporated herein by reference to Exhibit (h)(1)(i) to Post-Effective Amendment No. 60 as filed with the Commission on September 28, 2006 (Registration No. 2-75677).

		(ii)

Amendment No. 1 dated February 22, 2006 to the Second Amended and Restated Administration Agreement dated January 1, 2006 among Registrant, Denver Investment Advisors LLC and ALPS Mutual Funds Services, Inc. is incorporated herein by reference to Exhibit (h)(1)(ii) to Post-Effective Amendment No. 60 as filed with the Commission on September 28, 2006 (Registration No. 2-75677).

		(iii)

Addendum dated September 1, 2006 to Second Amended and Restated Administration Agreement dated January 1, 2006 among ALPS Fund Services, Inc., Denver Investment Advisors LLC and Registrant is incorporated herein by reference to Exhibit (h)(1)(iii) to Post-Effective Amendment No. 61 as filed with the Commission on April 30, 2007 (Registration No. 2-75677).

		(iv)

Amendment No. 3 dated August 21, 2007 to the Second Amended and Restated Administration Agreement dated January 1, 2006 among Registrant, Denver Investment Advisors LLC and ALPS  Fund Services, Inc. is incorporated herein by reference to Exhibit (h)(1)(iv) Post-Effective Amendment No. 63 as filed with the Commission on September 27, 2007 (Registration No. 2-75677).

		(v)

Amendment No. 4 dated May 21, 2008 to the Second Amended and Restated Administration Agreement dated January 1, 2006 among Registrant, Denver Investment Advisors LLC and ALPS Fund Services, Inc. is incorporated herein by reference to Exhibit (h)(1)(v) to Post-Effective Amendment No. 67 as filed with the Commission on June 23, 2008 (Registration No. 2-75677).

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		(vi)

Amendment No. 5 dated October 16, 2008 to the Second Amended and Restated Administration Agreement dated January 1, 2006 among Registrant, Denver Investment Advisors LLC and ALPS Fund Services, Inc. is incorporated herein by reference to Exhibit (h)(1)(vi) to Post-Effective Amendment No. 68 as filed with the Commission on April 30, 2009 (Registration No. 2-75677).

		(vii)

Side Letter Agreement dated January 1, 2006 between Denver Investment Advisors LLC and ALPS Fund Services, Inc. is incorporated herein by reference to Exhibit (h)(1)(iii) to Post-Effective Amendment No. 60 as filed with the Commission on September 28, 2006 (Registration No. 2-75677).

	(2)	(i)

Transfer Agency and Service Agreement dated October 13, 2003 between Registrant and ALPS Mutual Funds Services, Inc. is incorporated herein by reference to Exhibit 13(b)(i) to the Form N-14 Registration Statement as filed with the Commission on September 21, 2004 (File No. 333-119169).

		(ii)

Letter Agreement dated October 1, 2003 between Registrant and ALPS Mutual Funds Services, Inc. is incorporated herein by reference to Exhibit 13(b)(ii) to the Form N-14 Registration Statement as filed with the Commission on September 21, 2004 (File No. 333-119169).

		(iii)

Addendum dated September 1, 2006 to Transfer Agency and Service Agreement dated October 13, 2003 between ALPS Fund Services, Inc. and Registrant is incorporated herein by reference to Exhibit (h)(2)(iii) to Post-Effective Amendment No. 61 as filed with the Commission on April 30, 2007 (Registration No. 2-75677).

		(iv)

Amendment No. 1 dated September 1, 2006 to Transfer Agency and Service Agreement dated October 13, 2003 between ALPS Fund Services, Inc. and Registrant is incorporated herein by reference to Exhibit (h)(2)(iv) to Post-Effective Amendment No. 64 as filed with the Commission on April 2, 2008 (Registration No. 2-75677).

		(v)

Amendment No. 2 dated May 21, 2008 to Transfer Agency and Service Agreement dated October 13, 2003 between ALPS Fund Services, Inc. and Registrant is incorporated herein by reference to Exhibit (h)(2)(v) to Post-Effective Amendment No. 67 as filed with the Commission on June 23, 2008 (Registration No. 2-75677).

		(vi)

Amendment No. 3 dated December 1, 2009 to Transfer Agency and Service Agreement dated October 13, 2003 between ALPS Fund Services, Inc. and Registrant is incorporated herein by reference to Exhibit h(2)(vi) to Post-Effective Amendment No. 71 as filed with the Commission on April 30, 2010 (Registration No. 2-75677).

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		(vii)

Letter Amendment dated October 13, 2003 to the Transfer Agency and Service Agreement between Registrant and ALPS Mutual Funds Services, Inc. is incorporated herein by reference to Exhibit (h)(2)(vi) to Post-Effective Amendment No. 64 as filed with the Commission on April 2, 2008 (Registration No. 2-75677).

		(viii)

Letter Amendment dated December 10, 2004 to the Transfer Agency and Service Agreement dated October 13, 2003 between Registrant and ALPS Mutual Funds Services, Inc. is incorporated herein by reference to Exhibit (h)(2)(vii) to the April 2, 2008 as filed with the Commission on April 2, 2008 (Registration No. 2-75677).

		(ix)

Transfer Agent Interactive Client Services Agreement dated October 13, 2003 between Registrant and ALPS Mutual Funds Services, Inc. is incorporated herein by reference to Exhibit 13(b)(iii) to the Form N-14 Registration Statement as filed with the Commission on September 21, 2004 (File No. 333-119169).

		(x)

Indemnification Agreement dated as of October 13, 2003 between Registrant and Denver Investment Advisors LLC regarding Transfer Agent Interactive Client Services Agreement is incorporated herein by reference to Exhibit 13(b)(iv) to the Form N-14 Registration Statement as filed with the Commission on September 21, 2004 (File No. 333-119169).

		(xi)

Amended Fee Schedule to Transfer Agency Service Agreement dated as of February 18, 2004 effective as of October 13, 2004 is incorporated herein by reference to Exhibit 13(b)(v) to the Form N-14 Registration Statement as filed with the Commission on September 21, 2004 (File No. 333-119169).

		(xii)

Delegation Agreement dated October 13, 2003 between Registrant and ALPS Mutual Funds Services, Inc. is incorporated herein by reference to Exhibit 13(b)(vi) to the Form N-14 Registration Statement as filed with the Commission on September 21, 2004 (File No. 333-119169).

		(xiii)

First Amendment dated October 1, 2004 to the Transfer Agent Interactive Client Services Agreement dated October 13, 2003 between Registrant and ALPS Mutual Funds Services, Inc. is incorporated herein by reference to Exhibit (h)(2)(vii) to Post Effective Amendment No. 58 as filed with the Commission on July 22, 2005 (Registration No. 2-75677).

		(xiv)

Amendment No. 2 dated December 13, 2004 to the Transfer Agent Interactive Client Services Agreement dated October 13, 2003 between Registrant and ALPS Mutual Funds Services, Inc. is incorporated herein by reference to Exhibit (h)(2)(viii) to Post-Effective Amendment No. 58 as filed with the Commission on July 22, 2005 (Registration No. 2-75677).

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		(xv)

Amendment No. 3 dated September 1, 2006 to the Transfer Agent Interactive Client Services Agreement dated October 13, 2003 between ALPS Fund Services, Inc. and Registrant is incorporated herein by reference to Exhibit (h)(2)(x) to Post-Effective Amendment No. 61 as filed with the Commission on April 30, 2007 (Registration No. 2-75677).

		(xvi)

Amendment No. 4 dated May 21, 2008 to the Transfer Agent Interactive Client Services Agreement dated October 13, 2003 between ALPS Fund Services, Inc. and Registrant is incorporated herein by reference to Exhibit (h)(2)(xv) to Post-Effective Amendment No. 67 as filed with the Commission on June 23, 2008 (Registration No. 2-75677).

	(3)	(i)

Amended and Restated Bookkeeping and Pricing Agreement dated February 9, 2004 between Registrant and ALPS Mutual Funds Services, Inc. is incorporated herein by reference to Exhibit 13(c)(i) to the Form N-14 Registration Statement as filed with the Commission on September 21, 2004 (File No. 333-119169).

		(ii)

Addendum dated September 1, 2006 to Amended and Restated Bookkeeping and Pricing Agreement dated February 9, 2004 between ALPS Fund Services, Inc. and Registrant is incorporated herein by reference to Exhibit (h)(3)(ii) to Post-Effective Amendment No. 61 as filed with the Commission on April 30, 2007 (Registration No. 2-75677).

		(iii)

Amendment No. 2 dated August 21, 2007 to Amended and Restated Bookkeeping and Pricing Agreement dated February 9, 2004  between ALPS Fund Services, Inc. and Registrant is incorporated herein by reference to Exhibit (h)(3)(iii) to Post-Effective Amendment No. 63 as filed with the Commission on September 27, 2007 (Registration No. 2-75677).

		(iv)

Amendment No. 3 dated May 21, 2008 to Amended and Restated Bookkeeping and Pricing Agreement dated February 9, 2004 between ALPS Fund Services, Inc. and Registrant is incorporated herein by reference to Exhibit (h)(3)(iv) to Post-Effective Amendment No. 67 as filed with the Commission on June 23, 2008 (Registration No. 2-75677).

		(v)

Amendment No. 5 dated August 20, 2008 to Amended and Restated Bookkeeping and Pricing Agreement dated February 9, 2004 between ALPS Fund Services, Inc. and Registrant is incorporated herein by reference to Exhibit (h)(1)(vi) to Post-Effective Amendment No. 68 as filed with the Commission on April 30, 2009 (Registration No. 2-75677).

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		(vi)

Amended Fee Schedule dated as of September 20, 2004 and effective as of February 9, 2004 is incorporated herein by reference to Exhibit 13(c)(ii) to the Form N-14 Registration Statement as filed with the Commission on September 21, 2004 (File No. 333-119169).

		(vii)

Delegation Agreement dated February 9, 2004 between ALPS Mutual Funds Services, Inc. and Denver Investment Advisors LLC is incorporated herein by reference to Exhibit 13(c)(iii) to the Form N-14 Registration Statement as filed with the Commission on September 21, 2004 (File No. 333-119169).

(i)	Opinion of Davis Graham & Stubbs LLP, counsel to Registrant, is filed herein.
(j)	Consent of Registered Independent Public Accounting Firm Deloitte & Touche LLP is filed herein.
(k)	None.
(l)

Conversion Agreement dated September 30, 1998 between Registrant and Denver Investment Advisors LLC relating to Registrant’s Mid-Cap Opportunity Fund is incorporated herein by reference to Exhibit 13(a) to Post-Effective Amendment No. 48 as filed with the Commission on September 28, 1998 (Registration No. 2-75677).

(m)	None.
(n)	Rule 18f-3 plan is incorporated herein by reference to Exhibit (n) to Post-Effective Amendment No. 67 as filed with the Commission on June 23, 2008 (Registration No. 2-75677).
(p)	(1)

Amended Code of Ethics of Registrant dated as of February 22, 2006 is incorporated herein by reference to Exhibit (p)(1) to Post-Effective Amendment No. 60 as filed with the Commission on September 28, 2006 (Registration No. 2-75677).

	(2)	Amended Code of Ethics of Denver Investment Advisors LLC dated as of January 11, 2011 is filed herein.
	(3)	Amended Code of Ethics of ALPS Holdings, Inc. and its subsidiaries and affiliates, including ALPS Distributors, Inc. dated as of May 1, 2010 is filed herein.
(q)	Powers of Attorney are incorporated herein by reference to Exhibit (q) to Post-Effective Amendment No. 71 as filed with the Commission on April 30, 2010 (Registration No. 2-75677).

Item 29.           Persons Controlled By or Under Common Control with the Registrant.

            Registrant is controlled by its Board of Trustees.  Certain of Registrant’s trustees serve on the board of directors/trustees of certain other registered investment companies.  (See “Management of the Funds – Trustees and Officers” in Part B hereof.)

Item 30.           Indemnification.

                Amended and Restated Declaration of Trust.  Section 9.3 of the Registrant’s Amended and Restated Declaration of Trust dated November 19, 1987, as amended, incorporated herein by reference to Exhibit (1)(a) to Post-Effective Amendment No. 45 (Registration No. 2-75677) and Exhibit (a)(4( to Post-Effective Amendment No. 71 (Registration No. 2-75677), provides as follows:

9.3  Indemnification of Trustees, Representatives and Employees. The Trust shall indemnify its Trustees against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while as a Trustee or thereafter, by reason of his being or having been such a Trustee EXCEPT with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties, PROVIDED that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of bad faith had been adjudicated, it would in the opinion of such counsel have been adjudicated in favor of such person.  The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled, PROVIDED that no person may satisfy any right of indemnity or reimbursement hereunder except out of the property of the Trust.  The Trustees may make advance payments in connection with the indemnification under this Section 9.3, PROVIDED that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.

The Trustees shall indemnify representatives and employees of the Trust to the same extent that Trustees are entitled to indemnification pursuant to this Section 9.3.

For the purpose of this Section 9.3, representatives shall mean the officers of the Trust, as elected or appointed by the Trustees from time to time.

            Section 9.6 of the Registrant’s Amended and Restated Declaration of Trust dated November 19, 1987, incorporated herein by reference as Exhibit (1)(a) to Post-Effective Amendment No. 45 (Registration No. 2-75677), also provides for the indemnification of shareholders of the Registrant. Section 9.6 states as follows:

9.6  Indemnification of Shareholders.  In case any shareholder or former shareholder shall be held to be personally liable solely by reason of his being or having been shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the classes of Shares with the same alphabetical designation as that of the Shares owned by such shareholder to be held harmless from and indemnified against all loss and expense arising from such liability.  The Trust shall, upon request by the Shareholder, assume the defense of any claim made against any Shareholder for any act or obligations of the Trust and satisfy any judgment thereon from such assets.

            Amended and Restated Investment Advisory Agreement.  Indemnification of Registrant’s investment adviser for any error of judgment or mistake of law or for any loss suffered by the Registrant in connection with the performance of this agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the investment adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this agreement as provided for in Section 9 of the Amended and Restated Investment Advisory Agreement dated November 1, 2000, incorporated herein by reference as Exhibit (d)(i) to Post-Effective Amendment No. 53 (Registration No. 2-75677).

            Distribution Agreement.  Indemnification of Registrant’s trustees, officers and controlling persons against any and all claims, demands, liabilities and expenses arising from dissemination of untrue material fact or omission of such material fact by the Registrant’s Distributor and used in the Trust’s Registration Statement or in the corresponding statements and in the Trust’s prospectus is provided for in Section 1.10 of the Distribution Agreement dated September 30, 2005 and incorporated herein by reference to Exhibit (e)(1) to Post-Effective Amendment No. 60 (Registration No. 2-75677).

                Second Amended and Restated Administration Agreement.  Indemnification of Registrant’s Administrators for any error of judgment or mistake of law or for any loss suffered by the Registrant in connection with matters to which this Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence on their part in the performance of their duties or from reckless disregard by them of their obligations and duties under the Agreement. Any person, even though also an officer, partner, employee or agent of either of the Administrators, who may be or become an officer, director, employee or agent of the Registrant, shall be deemed when rendering services to the Registrant or acting on any business of the Registrant (other than services or business in connection with the Administrator’s duties hereunder) to be rendering such services to or acting solely for the Registrant and not as on officer, partner, employee or agent or one under the control or direction of the Administrators even though paid by either of them as provided for in Section 6 of the Second Amended and Restated Administration Agreement dated January 1, 2006 is incorporated herein by reference to Exhibit (h)(1)(i) to Post-Effective Amendment No. 60 (Registration No. 2-75677).

            Transfer Agency and Service Agreement.  Indemnification of Registrant’s Transfer Agent is provided for in Section 7 of the Transfer Agency and Service Agreement dated October 13, 2003 incorporated herein by reference as Exhibit 13(b)(i) to the Form N-14 Registration Statement as filed with the Commission on September 21, 2004 (File No. 333-119169) for any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability arising out of or attributable to:

(a)        All actions of the Transfer Agent or its agents or subcontractors required to be taken pursuant to this Agreement (including the defense of any law suit in which the Transfer Agent or affiliate is a named party), provided that such actions are taken in good faith and without negligence or willful misconduct;

(b)        The Fund’s lack of good faith, negligence or willful misconduct;

(c)        The reliance upon, and any subsequent use of or action taken or omitted, by the Transfer Agent, or its agents or subcontractors on: (i) any information, records, documents, data, or services, which are received by the Transfer Agent or its agents or subcontractors by machine readable input, facsimile, CRT data entry, electronic instructions or other similar means authorized by the Fund in writing, and which have been prepared, maintained or performed by the Fund or any other person or firm on behalf of the Fund including but not limited to any broker-dealer, TPA or previous transfer agent; (ii) any instructions or requests of the Fund or any of its officers reasonably believed by the Transfer Agent to be authorized by the Fund’s Board of Trustees; (iii) any instructions or opinions of legal counsel with respect to any matter arising in connection with the services to be performed by the Transfer Agent under this Agreement which are provided to the Transfer Agent after consultation with such legal counsel; or (iv) any paper or document, reasonably believed to be genuine, authentic, and signed by the proper person or persons;

(d)       The offer or sale of Shares in violation of federal or state securities laws or regulations requiring that such Shares be registered or in violation of any stop order or other determination or ruling by any federal or any state agency with respect to the offer or sale of such Shares;

(e)        The negotiation and processing of any checks including without limitation for deposit into the Fund’s demand deposit account maintained by the Transfer Agent, excluding checks not made payable to the order of the Fund, the Fund’s management company, custodian, transfer agent or distributor or the retirement account custodian or trustee for a plan account investing in Shares (such checks are commonly known as “third party checks”) which checks are tendered to the Bank for the purchase of Shares; or

(f)        Upon the Fund’s request entering into any agreements required by the NSCC for the transmission of Fund or Shareholder data through the NSCC clearing systems.

               Amended and Restated Bookkeeping and Pricing Agreement.  Indemnification of Registrant’s Bookkeeping and Pricing Agent against certain losses is provided for in Section 8 of the Amended and Restated Bookkeeping and Pricing Agreement dated February 9, 2004, incorporated herein by reference as Exhibit 13(c)(i) to the Form N-14 Registration Statement as filed with the Commission on September 21, 2004 (File No. 333-119169).

               Internet Transactions Indemnification Agreement.  Indemnification from Denver Investment Advisors LLC under Section 2 of the Indemnification Agreement dated as of October 13, 2003 incorporated herein by reference as Exhibit 13(b)(iv) to the Form N-14 Registration Statement as filed with the Commission on September 21, 2004 (File No. 333-119169), to defend and hold harmless each Indemnified Party from and against all damages arising out of or resulting from any Claims against such Indemnified Party related to or arising out of:

                (a)        The use of the transfer agent’s computer and software systems which provides an interface between the Internet and public data network service providers; and

                (b)        Communication of shareholder data and/or transaction requests by Denver Investment Advisors LLC, the Trust, the Trust’s shareholders or transfer agent at any time (including prior to and on and after the date of execution hereof and of any written agreement, if any, with DST Systems, Inc.).

“Indemnified Party” means (i) the Trust; (ii) each current, former and future officer, trustee, beneficial interest holder, employee, agent, attorney, predecessor, successor, representative or affiliate of the Trust, but not Denver Investment Advisors LLC or any of Denver Investment Advisors LLC’s current, former and future officers, trustees, beneficial interest holders, employees, agents, attorneys, predecessors, successors or representatives; (iii) any successor, assign, heir, estate or legal representative of any of the parties described in clauses (i) or (ii); and (iv) any series or portfolio of the Trust.

“Claims” means any and all actions, suits, claims, rights, causes of action, demands, damages, losses, liabilities, expenses, costs, attorneys’ fees or charges of whatever kind or nature, whether contingent or fixed, whether known or unknown, whether suspected or unsuspected, which any person (i) now has or claims to have, (ii) at any time had or claimed to have, or (iii) at any time hereafter may have or claim to have.

“Damages” means any and all costs, liabilities, obligations, losses, claims, expenses, damages or judgments of any kind, including reasonable attorneys’ fees and the fees of accountants and experts.

            Other.  Registrant has obtained from a major insurance carrier a trustees’ and officers’ liability policy covering certain types of errors and omissions. Registrant will not pay an insurance premium for insurance coverage which indemnifies for any act for which Registrant itself cannot indemnify.  Generally, trustees and officers of the Registrant are indemnified under contracts entered into with unaffiliated third parties in the ordinary course of business against losses, claims, damages, liabilities and expenses arising out of negligence or willful misconduct, violation of applicable law, breach of material provisions of such contracts or of representations, warranties or covenants made in such contracts.

            Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”) may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31.           Business and Other Connections of the Investment Adviser.

To Registrant’s knowledge, none of the directors or senior executive officers of Denver Investment Advisors LLC, except those set forth below, is, or has been at any time during Registrant’s past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature.  Set forth below are the names and principal businesses of the directors and certain of the senior executive officers of Denver Investment Advisors LLC who are or have been engaged in any other business, profession, vocation or employment of a substantial nature during the past two years.

DENVER INVESTMENT ADVISORS LLC

Name	Position With Denver Investment Advisors LLC	Other Business Connections	Type of Business
Todger Anderson	Chairman and Chief Compliance Officer	Director and President of Blue Chip Value Fund, Inc.*	Investment Company
Jasper Frontz	Vice President – Compliance and Fund Administration	Chief Compliance Officer and Treasurer of Blue Chip Value Fund, Inc. *	Investment Company

* The Blue Chip Value Fund, Inc. was reorganized into the Westcore Blue Chip Fund on March 28, 2011.  The address of the Blue Chip Value Fund, Inc. was 1225 17th Street, 26th Floor, Denver, Colorado 80202.

Item 32.           Principal Underwriters.

            (a)  ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies: ALPS ETF Trust, Ameristock Mutual Fund, Inc., AQR Funds, BBH Funds Trust, BLDRS Index Funds Trust, Caldwell & Orkin Funds, Inc., Campbell Multi-Strategy Trust, Cook & Bynum Funds Trust, CornerCap Group of Funds, CRM Mutual Fund Trust, Cullen Funds, SPDR Dow Jones Industrial Average ETF Trust, EGA Global Shares Trust , Financial Investors Trust, Financial Investors Variable Insurance Trust, Firsthand Funds, Forward Funds, GLG Investment Series Trust, Grail Advisors ETF Trust, Heartland Group, Inc., Henssler Funds, Inc., Holland Balanced Fund, IndexIQ Trust, Index IQ ETF Trust, Laudus Trust, Laudus Institutional Trust, Milestone Funds, MTB Group of Funds, Oak Associates Funds, Pax World Series Trust I, Pax World Funds trust II, PowerShares QQQ 100 Trust Series 1, RiverNorth Funds, SPDR S&P 500 ETF Trust, SPDR S&P MidCap 400 ETF Trust, Select Sector SPDR Trust, Stonebridge Funds, Inc., Stone Harbor Investment Funds, Transparent Value Trust, Trust for Professional Managers TDX Independence Funds, Inc., Wasatch Funds, WesMark Funds, Williams Capital Liquid Assets Fund, and WisdomTree Trust.

(b)        To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc. are as follows:

Name*	Position with Underwriter	Positions with Fund
Edmund J. Burke	Director
Spencer Hoffman	Director
Thomas A. Carter	President, Director
Jeremy O. May	Executive Vice President, Director
John C. Donaldson	Executive Vice President, Chief Financial Officer
Diana M. Adams	Senior Vice President, Controller, Treasurer
Kevin J. Ireland	Senior Vice President, Director of Institutional Sales
Mark R. Kiniry	Senior Vice President, National Sales Director-Investments
Bradley J. Swenson	Senior Vice President, Chief Compliance Officer
Robert J. Szydlowski	Senior Vice President, Chief Technology Officer
Tané T. Tyler	Senior Vice President, Secretary, General Counsel
Erin Douglas	Vice President, Senior Associate Counsel
JoEllen Legg	Vice President, Associate Counsel
Paul F. Leone	Vice President, Assistant General Counsel	Secretary
David T. Buhler	Vice President, Associate Counsel
Steven Price	Vice President, Deputy Chief Compliance Officer
James Stegall	Vice President, Institutional Sales Manager

-----------------------------------

* The principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

(c)        None.

            (d)       None.

Item 33.           Location of Accounts and Records.

(a)        Denver Investment Advisors LLC, 1225 17th Street, 26th Floor, Denver, Colorado 80202 (records relating to its function as investment adviser for the Registrant).

(b)        ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203 (records relating to its functions as administrator, transfer agent and bookkeeping and pricing agent for each of Registrant’s investment portfolios).

(c)        ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203 (records relating to its function as distributor for each of the Registrant’s investment portfolios).

(d)       The Bank of New York Mellon Corporation, One Wall Street, New York, New York 10286 (records relating to its functions as custodian for each of the Registrant’s investment portfolios).

Item 34.       Management Services.

                        None.

Item 35.       Undertakings.

None

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver and State of Colorado on the 29th day of April, 2011.

WESTCORE TRUST
Registrant

By: /s/ Todger Anderson
Todger Anderson
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to Registrant’s Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

*________________	Chairman of the
Jack D. Henderson	Board of Trustees	April 29, 2011

*_________________	Trustee	April 29, 2011
Rick A. Pederson

*_____________	Trustee	April 29, 2011
Robert L. Stamp

*_______________	Trustee	April 29, 2011
Mary K. Anstine

*_______________	Trustee	April 29, 2011
Janice M. Teague

*_________________	Trustee	April 29, 2011
John A. DeTore

*_________________	Trustee	April 29, 2011
Douglas M. Sparks

*_________________	Trustee	April 29, 2011
James A. Smith

/s/ Jasper R. Frontz	Treasurer (Principal	April 29, 2011
Jasper R. Frontz	Financial Officer and
Chief Accounting Officer)
Chief Compliance Officer

*By: /s/ Todger Anderson	President
Todger Anderson	(Principal Executive Officer)
In his capacity as an officer and
as Attorney-in-fact

Exhibit Index

Item #	Description

(d)(5)	Fee Waiver Letter Agreement.

(f)(1)	Amendment to Deferred Compensation Plan

(i)	Opinion of Davis Graham & Stubbs LLP, counsel to Registrant.

(j)	Consent of Registered Independent Public Accounting Firm Deloitte & Touche LLP.

(p)(2)	Revised Code of Ethics for Denver Investment Advisors, LLC.

(p)(3)	Revised Code of Ethics for ALPS Distributors, Inc.